As filed with the Securities and Exchange Commission on April 29, 2026

Registration No. 333-282080

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-4

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

Post-Effective Amendment No. 9

Principal Life Insurance Company
--------------------------------------------------------------------------------
(Name of Insurance Company )

The Principal Financial Group, 711 High Street, Des Moines, Iowa 50392
--------------------------------------------------------------------------------
(Address of Insurance Company's Principal Executive Offices) (Zip Code)

(515) 246-5688
-------------------------------------------------------------------------------
Insurance Company's Telephone Number, including Area Code

Kate F. Stecklein
Principal Life Insurance Company
Principal Financial Group
711 High Street, Des Moines, Iowa 50392

--------------------------------------------------------------------------------
(Name and Address of Agent for Service)
Title of Securities Being Registered: Principal Strategic Income
Approximate Date of Proposed Public Offering: As soon as practicable after the effective date of this registration statement.
It is proposed that this filing will become effective (check appropriate box):
_____ immediately upon filing pursuant to paragraph (b) of Rule 485
_XX _ on May 1, 2026 pursuant to paragraph (b) of Rule 485
_____ 60 days after filing pursuant to paragraph (a)(1) of Rule 485
_____ on (date) pursuant to paragraph (a)(1) of Rule 485 under the Securities Act of 1933 ("Securities Act")

If appropriate, check the following box:
_____    This post-effective amendment designates a new effective date for a previously filed post-effective amendment.
Check each box that appropriately characterizes the Registrant.
_____ New Registrant (as applicable, a Registered Separate Account or Insurance Company that has not filed a Securities Act registration statement or amendment thereto within (3) three years preceding this filing).
_____ Emerging Growth Company (as defined by Rule 12b-2 under the Securities and Exchange Act of 1934 ("Exchange Act")).
_____ If an Emerging Growth Company, indicate by check mark if the Registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 7(a)(2)(B) of the Securities Act.
XX Insurance Company relying on Rule 12h-7 under the Exchange Act.
_____ Smaller reporting company (as defined by Rule 12b-2 under the Exchange Act.

PRINCIPAL® STRATEGIC INCOME
INDEX-LINKED DEFERRED ANNUITY

Prospectus dated May 1, 2026
This prospectus describes Principal® Strategic Income, an individual, single premium, index-linked deferred annuity (the “Contract”) issued by Principal Life Insurance Company (the “Company,” “we,” “our” or “us”).
The Contract is a single premium product, which means that no additional Premium Payments can be made after the Contract Date.
This prospectus provides information about the Contract that you, as Owner (“you” or “your”), should know before investing. You should talk with a financial professional about the Contract’s features, benefits, risks and fees, and whether the Contract is appropriate for you based on your financial situation and objectives.
The Contract is designed to provide a source of additional retirement income through Annuitization, as well as to help you accumulate retirement assets and achieve other long-term investment goals. The Contract is automatically issued with a guaranteed lifetime withdrawal benefit (the “Secure Income Protector” or “GLWB”). The GLWB guarantees the ability to take withdrawals up to a certain amount each year, regardless of investment performance, so long as you do not take withdrawals in excess of the annual limit and other conditions are met. There is an annual charge for the GLWB.
When delivered in connection with the offer or sale of a new Contract, this prospectus must be accompanied by the current Rate Sheet Supplement, which specifies terms of the GLWB applicable to new Contracts.
The types of investment options (“Segment Options”) offered under the Contract include index-linked investment options (“Index-Linked Segment Options”) and a fixed interest investment option (the “Fixed Segment Option”). See APPENDIX A: INVESTMENT OPTIONS AVAILABLE UNDER THE CONTRACT for additional information about each Segment Option.
The Contract is a complex investment and involves risks, including potential loss of principal.
Each Index-Linked Segment Option has either a buffer or floor feature that may limit Index losses at the end of a Segment Term. Buffer Rates and Floor Rates vary by Index-Linked Segment Option.
•Depending on the Index-Linked Segment Option(s) you choose, the maximum amount of loss that you could experience from negative Index performance after taking into account the current limits on Index loss provided under the Contract ranges from 0% to 90%.
•An Index-Linked Segment Option with a 10% Buffer Rate will always be available under the Contract.
Each Index-Linked Segment Option also has a cap and participation rate feature. Cap Rates and Participation Rates vary by Index-Linked Segment Option and change from one Segment Term to the next.
•We may limit the amount you can earn on an Index-Linked Segment Option based on the Cap Rate or Participation Rate that we declare.

Classification: Internal Use

•The lowest Cap Rate and Participation Rate that may be established under the Contract are 0.50% and 5.00%, respectively.
We reserve the right to add and remove Segment Options as available investment options. We guarantee that the following Segment Option will be available (subject to our right of Index substitution) for the life of the Contract: Point-to-Point, S&P 500® Price Return Index, Participation Rate and Cap Rate, 1-year Segment Term, 10% Buffer. As such, there will always be an Index-Linked Segment Option that limits Index losses for a single Segment Term to a maximum of 90% (although your cumulative losses over multiple Segment Terms could be greater). We do not guarantee the availability of any other Segment Option. If we exercise our right to remove one or more Segment Options, and you do not wish to invest in any of the Segment Options that are made available for investment (which may be limited to the sole Index-Linked Segment Option that we guarantee to make available), your only option would be to take a full withdrawal or fully annuitize your Contract, which may cause you to incur Surrender Charges, a negative Bond Adjustment, a negative Equity Adjustment, taxes and tax penalties.
As of May 18, 2026, we are no longer offering Floor Segment Options for new Segment Terms. For a Floor Segment Option, your investment will incur loss at the end of a Segment Term for any negative Index performance up to the Floor Rate, but will not incur loss for any negative Index performance beyond the Floor Rate. In comparison, for a Buffer Segment Option, your investment will not incur loss at the end of a Segment Term for any negative Index performance up to the Buffer Rate, but will incur loss for any negative Index performance beyond the Buffer Rate. See Limits on Index Losses under 10. INDEX-LINKED SEGMENT OPTION MECHANICS for additional information. If you are interested in an Index-Linked Segment Option that provides complete protection from Index losses, you should discuss the Buffer Segment Options with a 100% Buffer Rate (each with a 6-year Segment Term and subject to availability restrictions) with your financial professional. A 100% Buffer Rate provides complete protection from negative Index performance at the end of a Segment Term, same as a 0% Floor Rate. We reserve the right to offer Floor Segment Options in the future. If we offer Floor Segment Options in the future, we do not guarantee that any such Segment Option will always be available, and we do not guarantee a minimum Floor Rate for any Floor Segment Option that we may offer in the future.
The Contract is not a short-term investment and is not appropriate for an investor who needs ready access to cash. Withdrawals could result in Surrender Charges, negative Bond Adjustments, negative Equity Adjustments, taxes and tax penalties. In extreme circumstances:
•You could lose up to 100% of the amount withdrawn or otherwise Surrendered from an Index-Linked Segment Option due to a negative Bond Adjustment.
•You could lose up to 100% of your investment in an Index-Linked Segment Option due to a negative Equity Adjustment.
When issued, the Contract will automatically include the GLWB, which guarantees the ability to take withdrawals up to a certain amount each year (Secure Income Withdrawals), regardless of investment performance, so long as you do not take withdrawals in excess of the annual limit (Excess Withdrawals) and other conditions are met. Secure Income Withdrawals are not subject to Surrender Charges or Bond Adjustments but may be subject to Equity Adjustments and taxes. Equity Adjustments, which may be negative, will apply if a Secure Income Withdrawal (or any other withdrawal) is taken from an Index-Linked Segment Option prior to the end of its Segment Term. While the GLWB remains in effect, if your Accumulated Value is reduced to zero for any reason other that an Excess Withdrawal, we will make guaranteed payments to you each year for life pursuant to your elections.
You should carefully consider whether the non-optional GLWB is appropriate for you:

Classification: Internal Use

•The GLWB is designed to help protect against the risk of poor investment performance. However, you should carefully weigh the benefits of the GLWB against its annual charge and in light of the market downside protections that are already provided by the Index-Linked Segment Options. There is a chance of not outliving your Accumulated Value and therefore never receiving GLWB lifetime payments from us.
•Because of the GLWB, the Contract is designed for individuals who intend to take regular withdrawals. However, withdrawals up to the annual limit (Secured Income Withdrawals) may still be subject to negative Equity Adjustments and taxes. In addition to negative Equity Adjustments, taxes and tax penalties, withdrawals in excess of the annual limit (Excess Withdrawals) may also be subject to Surrender Charges and negative Bond Adjustments. Excess Withdrawals may also reduce the benefit by an amount greater than the value withdrawn and could even terminate the benefit. You should not purchase the Contract if you intend to take Excess Withdrawals.
•The Contract has an Income Distribution Program feature, which is designed to help you avoid Equity Adjustments in connection your Secure Income Withdrawals, but even if you participate in that program, your Secure Income Withdrawals could be subject to Equity Adjustments depending on your overall withdrawal activity.
Our obligations under the Contract are subject to our financial strength and claims-paying ability.
These securities have not been approved or disapproved by the Securities and Exchange Commission (“SEC”) or any state securities commission. Nor has the SEC or any state securities commission passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.
Additional information about certain investment products, including index-linked annuities, has been prepared by the SEC’s staff and is available at Investor.gov.
If you are a new investor in the Contract, you may cancel your Contract within 15 calendar days of receiving it without paying fees or penalties, although negative Equity Adjustments may apply. In some states, this cancellation period may be longer. Upon cancellation, you will receive either a full refund of your Premium Payment or your Contract Accumulated Value. You should review this prospectus, or consult with your financial professional, for additional information about the specific cancellation terms that apply.
The availability of Segment Options, Contract benefits, or other Contract features described in this prospectus may vary depending on your financial professional or your financial professional’s firm. See Appendix F: Financial Intermediary Variations for additional information.
An investment in the Contract is not a deposit or obligation of any bank and is not insured or guaranteed by any bank, the Federal Deposit Insurance Corporation or any other government agency.
No person is authorized to give any information or to make any representation in connection with the Contract other than those contained in this prospectus.

Classification: Internal Use

Classification: Internal Use

Classification: Internal Use

1.    GLOSSARY
The terms defined below are used throughout this prospectus. These terms are capitalized throughout this prospectus except as otherwise noted below.
Accumulated Value (or Contract Accumulated Value) — the sum of the Segment Interim Values, Segment Values and Fixed Segment Value, as applicable. Segment Interim Values include the Equity Adjustment, as applicable. The Bond Adjustment is not included in the Accumulated Value. In the period during which your Premium Payment (and any credited interest) is held in the Initial Holding Account, the Accumulated Value will equal the sum of the Premium Payment and the credited interest, if any.
Annuitant — the person, including any Joint Annuitant, whose life determines the annuity benefit under this Contract.
Annuitization (Annuitize) — the application of a portion or all of the Accumulated Value, adjusted for the Bond Adjustment, to an annuity benefit payment option to make annuity benefit payments. A Bond Adjustment applies regardless of when the Annuitization occurs, including on the Segment End Date. The Bond Adjustment will be 0% on every Segment Anniversary evenly divisible by six (6) (e.g., 6, 12, 18, etc.). The amount allocated to the Fixed Segment Option is subject to the Standard Nonforfeiture Law for Individual Deferred Annuities, which means the minimum amount available from the Fixed Segment Option on any Surrender will not be less than the minimum nonforfeiture amount.
Annuitizations are not subject to Surrender Charges, but nonetheless count against the annual Free Surrender Amount. In addition, under the GLWB, partial Annuitizations count against the annual Secure Income Benefit Payment. A full Annuitization will terminate the GLWB.
Annuitization Date — the date all of the Owner’s Accumulated Value is applied to an annuity benefit payment option.
Bond Adjustment — upon Surrender, an adjustment (which could be positive, negative or equal to zero) to the amount Surrendered. A Bond Adjustment may apply regardless of when a Surrender occurs, including on a Segment End Date.
Except as otherwise provided below, a Bond Adjustment will apply to the following:
•    Any withdrawal in excess of the Free Surrender Amount, including a full withdrawal, partial withdrawal, scheduled withdrawal or unscheduled withdrawal;
•    Any Excess Withdrawal under the GLWB;
•    Any Annuitization; or
•    Any death benefit.
Please note:
•    A Bond Adjustment does not apply to withdrawals of the Free Surrender Amount.
•    A Bond Adjustment does not apply to Secure Income Withdrawals under the GLWB, as Secure Income Withdrawals will be withdrawals of the Free Surrender Amount.
•    A Bond Adjustment does not apply to RMD withdrawals, as RMD withdrawals will be withdrawals of the Free Surrender Amount.

Classification: Internal Use

•    A Bond Adjustment does not apply to withdrawals or other Surrenders deducted from the Initial Holding Account.
•    The Bond Adjustment will be zero (0%) on every Segment Anniversary evenly divisible by six (6) (e.g., 6, 12, 18, etc.).
•    A Bond Adjustment does not apply upon exercise of the Contract’s free look rights.
•    The amount allocated to the Fixed Segment Option is subject to the Standard Nonforfeiture Law for Individual Deferred Annuities, which means the minimum amount available from the Fixed Segment Option on any Surrender will not be less than the minimum nonforfeiture amount.
Buffer Rate — for each Buffer Segment Option and Peak Buffer Segment Option, the maximum amount of negative Index performance we will absorb at the end of the Segment Term. You will be responsible for any negative Index performance that exceeds the Buffer Rate, which could result in significant loss of principal and/or prior earnings.
Buffer Segment Option — an Index-Linked Segment Option, other than a Peak Buffer Segment Option, that includes a Buffer Rate. If you select a Buffer Segment Option for investment, your investment will incur loss at the end of the Segment Term for any negative Index performance beyond the Buffer Rate. If negative Index performance does not go beyond the Buffer Rate, you will not incur loss as a result of negative Index performance. For example, if a Buffer Segment Option has a 10% Buffer Rate and the Index Change at the end of the Segment Term is -15%, your investment tied to that Segment Option will lose 5%. If the Index Change at the end of that Segment Term had been -8%, your investment would have lost 0%.
Cap Rate — if you select an Index-Linked Segment Option for investment, at the end of the Segment Term, you may participate in any positive Index performance up to the Cap Rate, but no positive Index performance beyond the Cap Rate. For example, if the Segment Option has a 15% Cap Rate and the Index Change at the end of the Segment Term is 12%, your investment tied to that Segment Option will gain 12%. If the Index Change at the end of that Segment Term had been 25%, your investment would only have gained 15% due to the Cap Rate limitation. The Participation Rate may further limit your participation in any positive Index Performance. If we do not declare a Cap Rate for a particular Segment Option and Segment Term, the Segment Option will not be subject to a Cap Rate limitation for that Segment Term, but will be subject to the applicable Participation Rate.
Contract Anniversary — the same day and month as the Contract Date in each Contract Year.
Contract Date — the date the Contract is issued and that is used to determine Contract Years.
Contract Year — the one-year period beginning on the Contract Date and ending one day before the Contract Anniversary and each subsequent one-year period beginning on a Contract Anniversary. For example, if the Contract Date is June 5, 2024, the first Contract Year ends on June 4, 2025, and the first Contract Anniversary falls on June 5, 2025.
Covered Life — a person who is designated as a measuring life for Single Life or Joint Life income under the Secure Income Protector GLWB.
Crediting Base — for each Segment Option selected for investment, the amount allocated to the Segment Option on the Segment Start Date, reduced upon any Surrender or deduction of GLWB Fees from that Segment Option, and increased or decreased for Segment Credits or increased for credited interest. Generally, prior to the Segment End Date for an Index-Linked Segment Option, the Crediting Base will be reduced by the same proportion that the Segment Interim Value was reduced by a Surrender or GLWB Fee deduction. The proportionate reduction could be greater than the amount Surrendered or deducted. On a Segment End Date,

Classification: Internal Use

a Surrender or GLWB Fee deduction will reduce the Crediting Base by the amount Surrendered or deducted (after the application of Segment Credit).
During the Segment Term, the Crediting Base is only a reference value to make sure transactions affecting amounts invested in a Segment Option are reflected to date, and it is not itself an indication of how much is available before the end of a Segment Term. On the Segment Start Date, the Crediting Base represents the amount contributed to a Segment Option. Please note that the Crediting Base is not the same as the Segment Interim Value. The Segment Interim Value is based on an estimate of the value of the amount in a particular Segment Option before the end of a Segment Term, which represents the Accumulated Value available for that Segment Option prior to the end of the Segment Term.
Data Page(s) — the portion of the Contract that contains information specific to your Contract. Current or revised Data Pages may be sent to you from time to time that reflect the current status of your Contract.
Equity Adjustment — for each Index-Linked Segment Option selected for investment, an adjustment (which could be positive, negative or equal to zero) used to calculate the Segment Interim Value on each Valuation Day between the Segment Start Date and Segment End Date. The Equity Adjustment does not apply on the Segment End Date.
For an Index-Linked Segment Option, if any of the following transactions occurs on any day other than the Segment Start Date or Segment End Date, the transaction will be based on the Segment Interim Value for that Index-Linked Segment Option and will therefore be subject to an Equity Adjustment:
•    you take any withdrawal (including a full withdrawal, partial withdrawal, GLWB withdrawal (Secure Withdrawal or Excess Withdrawal), withdrawal of the Free Surrender Amount, RMD withdrawal, scheduled withdrawal or unscheduled withdrawal);
•    you exercise the Segment Lock-In feature;
•    you Annuitize;
•    there is a death benefit; or
•    GLWB Fees are deducted.
Excess Withdrawal — under the Secure Income Protector (GLWB), (i) any withdrawal taken before the availability of Secure Income Withdrawals or (ii) after Secure Income Withdrawals become available, the portion of any withdrawal that exceeds the Secure Income Benefit Payment. Excess Withdrawals may significantly reduce or even terminate the GLWB. Excess Withdrawals may be subject to Surrender Charges, Bond Adjustments, Equity Adjustments and taxes and tax penalties.
Fixed Segment Option — an investment option that credits interest at a fixed rate for a one-year Segment Term and is subject to the Standard Nonforfeiture Law for Individual Deferred Annuities. Being subject to the Standard Nonforfeiture Law for Individual Deferred Annuities means the minimum amount available from the Fixed Segment Option on any Surrender will not be less than the minimum nonforfeiture amount.
Fixed Segment Value — for the Fixed Segment Option, the Accumulated Value allocated to that Segment Option on the Segment Start Date, plus interest credited to that Segment Option during the Segment Term, less any amount deducted from that Segment Option during the Segment Term. The Crediting Base for the Fixed Segment Option and the Fixed Segment Value remain equal at all times.
Floor Rate — for each Floor Segment Option, the maximum amount of negative Index performance you could absorb at the end of the Segment Term. We will absorb any negative Index performance that exceeds the Floor Rate.

Classification: Internal Use

Floor Segment Option — an Index-Linked Segment Option that includes a Floor Rate. If you select a Floor Segment Option for investment, your investment will incur loss at the end of the Segment Term for any negative Index performance up to the Floor Rate, but your investment will not incur loss for any negative Index performance beyond the Floor Rate. For example, if the Segment Option has a 10% Floor Rate and the Index Change at the end of the Segment Term is -5%, your investment will lose 5%. If the Index Change at the end of the Segment Term had been -15%, your investment would have only lost 10% because of the 10% Floor Rate.
As of May 18, 2026, we are no longer offering Floor Segment Options for new Segment Terms. We reserve the right to offer Floor Segment Options in the future.
Free Surrender Amount — the amount that may be withdrawn from the Contract each Contract Year without a Surrender Charge or a Bond Adjustment. However, withdrawals of the Free Surrender Amount may be subject to Equity Adjustments and taxes and tax penalties. Each Contract Year, the Free Surrender Amount will be equal to the greater of (i) 10% of your Premium Payment; (ii) the Secure Income Benefit Payment; or (iii) your RMD amount, as applicable. The Free Surrender Amount is calculated on each Contract Anniversary, even after the Surrender Charge period.
All withdrawals count against your Free Surrender Amount (including a full withdrawal, partial withdrawal, GLWB withdrawal (Secure Income Withdrawal or Excess Withdrawal), RMD withdrawal, scheduled withdrawal or unscheduled withdrawal). Annuitizations are not subject to Surrender Charges regardless of your remaining Free Surrender Amount, but are subject to Bond Adjustments. Partial Annuitizations count against your remaining Free Surrender Amount (if any) for a Contract Year, thereby reducing any Free Surrender Amount remaining for subsequent withdrawals during the same Contract Year. Death benefits are not subject to Surrender Charges regardless of your remaining Free Surrender Amount, but are subject to Bond Adjustments.
Good Order — when an instruction or request is received in our Home Office, or other place we may specify, and it has such clarity and completeness that we do not have to exercise any discretion to carry out the instruction or request. We may require that the instruction or request be given in a certain form.
Guaranteed Minimum Interest Rate — the guaranteed minimum annual interest rate of 0.05% for the Initial Holding Account and the Fixed Segment Option.
Home Office — the Company’s corporate headquarters located at Principal Financial Group, Des Moines, Iowa 50392-1770.
Index (Indices) — the Index or Indices to which the Index-Linked Segment Options are linked and are used in the calculation of the Segment Credits.
Index Change — the net percentage change in the Index Value of an Index between the Segment Start Date and the Segment End Date.
Index Value — the closing value of an Index that is published on a Valuation Day. If on any specific Valuation Day an Index Value is not published, the last-published Index Value will be used.
Index-Linked Segment Option — any Buffer Segment Option, Peak Buffer Segment Option or Floor Segment Option.
Initial Holding Account — an account that holds the Premium Payment (including any credited interest) until it is transferred to the applicable Segment Option(s) selected for the initial Segment Term.
Initial Secure Income Percentage — the Secure Income Percentage applicable to your Contract based on the age of the youngest Covered Life on the Contract Date, whether you have elected the Level Income

Classification: Internal Use

Option or Tiered Income Option, and whether you have elected “Single Life” or “Joint Life” Secure Income Benefit Payments, and before the application of any Secure Income Deferral Credits.
Internal Revenue Code (Code) — the Internal Revenue Code of 1986, as amended.
Joint Annuitant — an Annuitant whose life determines the annuity benefit under this Contract. Any reference to the death of the Annuitant means the death of the first Annuitant to die.
Joint Owner(s) — an Owner who has an undivided interest with the right of survivorship in this Contract with another Owner. Any reference to the death of the Owner means the death of the first Owner to die.
Lock-In Date — the Valuation Day we receive Notice in Good Order to lock-in an Index-Linked Segment Option or, if there are Lock-In Threshold(s) established for the Segment Option, the Valuation Day where the Equity Adjustment reaches and/or crosses the threshold you set.
Lock-In Threshold — an upper and/or lower level (threshold) for an Index-Linked Segment Option and, if the performance of the Index-Linked Segment Option during the Segment Term reaches and/or crosses that level, the Segment Lock-In is automatically triggered for that Segment Option. An upper threshold is a threshold that is above the current Equity Adjustment and a lower threshold is a threshold that is below the current Equity Adjustment. An upper threshold can be set to lock-in gains, and a lower threshold can be set to limit losses.
Non-qualified Contract — a Contract that does not qualify for favorable tax treatment as a Qualified Plan, Individual Retirement Annuity, Roth IRA, SEP IRA, Simple-IRA or Tax Sheltered Annuity.
Notice — any form of communication we receive in Home Office (e.g., U.S. mail, fax, email) providing the information we need, either in writing or another manner that we approve in advance. Contact information is as follows:
•    Calling us at 1-800-852-4450 between the hours of 7 a.m. and 6 p.m. Central Time
•    Mailing your instructions to us at the below address:
Principal Life Insurance Company
Attn: RIS Annuity Services
P O Box 9382
Des Moines, Iowa 50306-9382
•    Faxing us at 1-866-894-2093
•    Visiting www.principal.com using your secure login
•    Emailing us at annuityprocessing@principal.com
Owner — the person who owns all rights and privileges of this Contract (includes a Joint Owner, if any). If the Owner is not a natural person, the Owner must be an entity with its own taxpayer identification number (TIN).
Participation Rate — if you select an Index-Linked Segment Option for investment, at the end of the Segment Term, you will participate in a percentage of any positive Index performance, subject to the Cap Rate. That percentage will equal the Participation Rate. For example, if the Segment Option has a 90% Participation Rate and the Index Change at the end of the Segment Term is 10%, your investment will gain 9%.
Peak Buffer Midpoint — for a Peak Buffer Segment Option, a value used to determine the Segment Return on the Segment End Date when the Index Change is negative but does not exceed the Buffer Rate. For

Classification: Internal Use

the Peak Buffer Segment Options available for investment, both of which have Buffer Rates of 20%, the Peak Buffer Midpoint is 10% (i.e., half of 20% is 10%).
Peak Buffer Segment Option — an Index-Linked Segment Option that includes a Buffer Rate and may credit gain for negative Index performance. If you select a Peak Buffer Segment Option for investment, your investment will incur loss at the end of the Segment Term for any negative Index performance beyond the Buffer Rate. However, a Peak Buffer Segment Option differs from a Buffer Segment Option insofar as your investment in a Peak Buffer Segment Option may be credited gain when there is a negative Index Change at the end of the Segment Term, provided that the negative Index Change does not exceed the Buffer Rate.
At the end of a Segment Term:
•    If a negative Index Change does not exceed the Peak Buffer Midpoint (10%), your investment will be credited gain equal to the opposite of the negative Index Change. For example, if the Index Change is -8% (which is less than the Peak Buffer Midpoint), your investment will be credited with 8% gain (i.e., the opposite of an 8% loss).
•    If a negative Index Change exceeds the Peak Buffer Midpoint (10%) but not the Buffer Rate (20%), your investment will be credited gain equal to the Buffer Rate less the negative Index Change. For example, if the negative Index Change is 14% (which is more than the Peak Buffer Midpoint), your investment will be credited with 6% gain (i.e., 20% – 14% = 6%).
•    If the negative Index Change equals the Buffer Rate, your Segment Credit will be 0% (i.e., no gain or loss).
•    If the negative Index Change exceeds the Buffer Rate, you will be responsible for any loss greater than the Buffer Rate. For example, if the Index Change is -30% and the Buffer Rate is 20%, a 10% loss will be applied to your investment (i.e., 30% - 20% = 10%).
Premium Payment — the gross amount you contributed to the Contract.
Qualified Plan(s) — retirement plans that receive favorable tax treatment under Section 401 or 403(a) of the Internal Revenue Code.
Rate Sheet Supplement — the prospectus supplement stating the Initial Secure Income Percentages and Secure Income Deferral Credit percentage under the GLWB applicable to new Contracts. When delivered in connection with the offer or sale of a new Contract, this prospectus must be accompanied by the current Rate Sheet Supplement. Rate Sheet Supplements are also available at www.principal.com/StrategicIncome. You can also obtain a copy of a Rate Sheet Supplement free of charge by contacting us at our Home Office. Each Rate Sheet Supplement will include a start date and end date for the published rates. Historical Initial Secure Income Percentages and Secure Income Deferral Credit percentages under prior Rate Sheet Supplements can be found in APPENDIX E.
Required Minimum Distribution Amount (or RMD) — the amount required to be distributed each calendar year for purposes of satisfying the RMD rules of Section 401(a)(9) of the Internal Revenue Code and related Code provisions, provided that the amount does not exceed the minimum distribution amount that would have been calculated based on the value of this Contract alone.
Secure Income Benefit Base — under the Secure Income Protector (GLWB), the basis for determining the Secure Income Benefit Payment available each Contract Year. On the Contract Date, the Secure Income Benefit Base is equal to your Premium Payment. On each Contract Anniversary, the Secure Income Benefit Base is (i) reduced for any Excess Withdrawals taken since the previous Contract Anniversary and (ii) may be increased by a Step-Up if the eligibility requirements are satisfied.

Classification: Internal Use

Secure Income Benefit Payment — under the Secure Income Protector (GLWB), the amount that we guarantee you may withdraw during a Contract Year, in the form of Secure Income Withdrawals, without reducing your benefit.
Secure Income Deferral Credit — for the Secure Income Protector (GLWB), a percentage added to the Initial Secure Income Percentage on the Contract Anniversary for each full Contract Year before you take your first withdrawal under the Contract. The Secure Income Deferral Credit applicable to your Contract is based on the age of the youngest Covered Life on the Contract Date, whether you have elected the Level Income Option or Tiered Income Option, and whether you have elected “Single Life” or “Joint Life” Secure Income Benefit Payments.
Secure Income Percentage — under the Secure Income Protector (GLWB), a factor used for determining the Secure Income Benefit Payment. The Secure Income Percentage will be the sum of the Initial Secure Income Percentage and the Secure Income Deferral Credits, if any. Once a withdrawal is taken, the Secure Income Percentage will not change for the remaining life of the GLWB, unless you selected the Tiered Income Option, in which case the Secure Income Percentage will be recalculated when Contract Accumulated Value is reduced to $0, if ever.
Secure Income Withdrawal — under the Secure Income Protector (GLWB), any withdrawal of the Secure Income Benefit Payment for a Contract Year. Secure Income Withdrawals are available beginning (i) on the Contract Date if the Covered Life (or oldest Covered Life, if applicable) is at least age 59½ or (ii) on the date that the Covered Life (or oldest Covered Life, if applicable) attains age 59½. Secure Income Withdrawals will not reduce your Secure Income Benefit Base, and are not subject to Surrender Charges or Bond Adjustments, but may be subject to Equity Adjustments and taxes.
Segment Allocation Percentage — the percentage of Accumulated Value allocated to a Segment Option.
Segment Anniversary — the same day and month as the first Segment Start Date in each Contract Year.
Segment Credit — the amount of gain or loss applied to your investment on the Segment End Date for each Index-Linked Segment Option selected for investment. The Segment Credit is calculated only on the Segment End Date. The Segment Credit is calculated by multiplying the Crediting Base by the Segment Return, which is determined by applying the Index-Linked Segment Option’s Buffer Rate, Peak Buffer Midpoint, Floor Rate, Cap Rate or Participation Rate, as applicable, to the Index Change. Segment Credits could be positive, negative or equal to zero. If Segment Credits are negative, you will lose principal and/or prior earnings.
Segment End Date — the last day of a Segment Term. The day and month on which any Segment End Date falls will always be the same day and month for each applicable Segment Term. The Segment End Date coincides with the next Segment Start Date.
Segment Interim Value — the value of your investment in an Index-Linked Segment Option on any day between the Segment Start Date and the Segment End Date. Segment Interim Value is calculated at the beginning of each Valuation Date. Segment Interim Value will equal the Crediting Base adjusted for the Equity Adjustment on that Valuation Date.
Segment Lock-In — a feature of your Contract under which you are able to lock in an Index-Linked Segment Option’s Equity Adjustment prior to the Segment End Date. These lock-in features are available with all of the Index-Linked Segment Options under the Contract. For a particular Segment Option, you are only able to exercise one Segment Lock-In per Segment Term and the Segment Lock-In is not applied retroactively.
Segment Option — any Index-Linked or Fixed Segment Option.

Classification: Internal Use

Segment Return — is calculated by taking the Index Change, then applying the Index-Linked Segment Option’s Buffer Rate, Peak Buffer Midpoint, Floor Rate, Cap Rate or Participation Rate, as applicable.
Segment Start Date — the first day of the Segment Term. The day and month on which any Segment Start Date falls will always be the same day and month for each applicable Segment Term.
Segment Term — the duration of a Segment Option’s investment term, expressed in years. In addition, for Index-Linked Segment Options, the number of years that a Segment Option is linked to a particular Index’s performance. The Segment Term begins on the Segment Start Date and ends on the Segment End Date.
Segment Value — for each Index-Linked Segment Option selected for investment, the value of your allocation to that Segment Option on the Segment End Date after the application of Segment Credits and GLWB Fees (if any).
Step-Up — under the Secure Income Protector (GLWB), on a Segment Anniversary, an increase to the Secure Income Benefit Base to the Step-Up Base, if it is greater than the current Secure Income Benefit Base, provided certain conditions are met.
Step-Up Base — the sum of the Index-Linked Segment Crediting Bases plus the total value of any allocation to the Fixed Segment Option.
Surrender — any withdrawal, payment of a death benefit or Annuitization. The Bond Adjustment may apply only to Surrenders. The Surrender amount is the amount of Accumulated Value surrendered, adjusted for any applicable Bond Adjustment, but prior to the deduction of any applicable Surrender Charges and GLWB Fees. Negative Equity Adjustments and taxes and tax penalties may also apply.
Deductions for GLWB Fees are not Surrenders under the Contract and, as a result, are not subject to Bond Adjustments. However, like Surrenders, an Equity Adjustment will apply upon the deduction of GLWB Fees from an Index-Linked Segment Option before the end of a Segment Term, as well as a proportionate reduction to your Crediting Base, which could be greater than the GLWB Fee deducted. See 7. FEES, CHARGES AND ADJUSTMENTS — GLWB Fees.
Surrender Charge — the charge deducted upon certain Surrenders taken from the Contract before the Annuitization Date.
Surrender Value — the Accumulated Value adjusted for any applicable Bond Adjustment and minus any applicable Surrender Charges and GLWB Fees. A Bond Adjustment may apply regardless of when the Surrender Value is calculated, including on the Segment End Date. In calculating the Surrender Value, there is not a direct adjustment for an Equity Adjustment. Instead, any applicable Equity Adjustment would be applied in calculating the Accumulated Value. Any applicable Equity Adjustment will be used to calculate the Segment Interim Value(s) that make up your Accumulated Value. The resulting Accumulated Value is then used in calculating the Surrender Value. See the definition of Accumulated Value above for more information.
The amount allocated to the Fixed Segment Option is subject to the Standard Nonforfeiture Law for Individual Deferred Annuities, which means the minimum amount available from the Fixed Segment Option on any Surrender will not be less than the minimum nonforfeiture amount.
Transfer — the transfer of Accumulated Value among Segment Options. Transfers are only permitted to or from a Segment Option on a Segment End Date.
Unregistered Separate Account — Principal Life Insurance Company Separate Account R.

Classification: Internal Use

Valuation Date (Valuation Days) — any day that the New York Stock Exchange (“NYSE”) is open for trading, and trading is not restricted. A Valuation Day begins at the close of normal trading of the NYSE, generally 4:00 p.m. E.T., and ends at the close of normal trading of the NYSE on the next day it is open.
We, Our, Us— Principal Life Insurance Company (also referred to throughout this prospectus as the Company).
Withdrawal — any withdrawal under the Contract, including a full withdrawal, partial withdrawal, Secure Income Withdrawal, Excess Withdrawal, withdrawal of the Free Surrender Amount, RMD withdrawal, scheduled withdrawal or unscheduled withdrawal.
You, Your — the Owner of this Contract, including any Joint Owner.

Classification: Internal Use

2.    OVERVIEW OF THE CONTRACT

Purpose of the Contract
The Contract is designed to provide a source of additional retirement income, as well as to help you accumulate retirement assets and achieve other long-term investment goals. The Contract can help supplement your retirement income through the Secure Income Protector (GLWB) or the Annuitization feature, both of which are included in the Contract. There is a charge for the GLWB while it remains in effect. The Contract also includes a death benefit to help financially protect your designated beneficiaries.
The Contract may be appropriate for you if: (i) you are looking for indirect exposure to equity markets through index-linked investment options that include a level of downside protection; (ii) you have a long-term investment horizon and want to protect against the risk of you or your spouse outliving your income; (iii) you want a guaranteed lifetime withdrawal benefit that may increase in value to match the growth of your investments; (iv) you are interested in potential for tax-deferred growth; and/or (v) you want a potential death benefit.

Because of the standard GLWB, the Contract is designed for individuals who plan to take regular withdrawals from the Contract. However, the Contract may not be appropriate for you if you plan to take withdrawals from an Index-Linked Segment Option prior to the end of a Segment Term, especially if you plan to take ongoing withdrawals such as GLWB withdrawals, required minimum distributions or scheduled withdrawals. See Contract Adjustments below. If you do intend to take ongoing withdrawals under the Contract, particularly from an Index-Linked Segment Option prior to the end of a Segment Term, you should consult with a financial professional.
The Contract is not intended for someone who is not comfortable with risk of loss. Negative Index performance, Surrender Charges, negative Bond Adjustments, negative Equity Adjustments, taxes and tax penalties may result in significant loss, including loss of principal. The Contract is not intended for someone who wants to make premium payments after the Contract Date.

Phases of the Contract
The Contract has two periods: (1) an accumulation period (for accumulating assets on a tax-deferred basis) and (2) an annuity period (for regular income).
1.    Accumulation Period
During the accumulation period, to help you accumulate assets, you invest your Premium Payment and Accumulated Value in one or more of the Contract’s Segment Options. In addition, to provide regular income during the accumulation period, the GLWB guarantees the ability to take withdrawals up to a certain amount each year (Secure Income Withdrawals), regardless of your Contract’s investment performance, so long as you do not take withdrawals in excess of the annual limit (Excess Withdrawals) and other conditions are met.
The Contract’s Segment Options currently include several Index-Linked Segment Options and a Fixed Segment Option. Additional information about each Segment Option is provided in an appendix to this prospectus. See APPENDIX A: INVESTMENT OPTIONS AVAILABLE UNDER THE CONTRACT.
Each Index-Linked Segment Option tracks the performance of an Index for a Segment Term. We will credit gain or loss (i.e., positive or negative interest) at the end of the Segment Term to amounts allocated to an Index-Linked Segment Option based, in part, on the performance of the Index. You could lose a significant amount of money if the Index declines in value.

Classification: Internal Use

For each Index-Linked Segment Option, on the Segment End Date, gain or loss will be applied to your investment in the form of a Segment Credit. The Segment Credit will be applied to the Crediting Base, which represents the amount contributed into the Segment Option, subject to reductions during the Segment Term. The Crediting Base will be reduced upon a partial Surrender or deduction of GLWB Fees. Generally, prior to the Segment End Date, the Crediting Base will be proportionately reduced, and this reduction could be greater than the amount Surrendered or the GLWB Fees deducted. On the Segment End Date, the Crediting Base will be reduced by the amount Surrendered or the GLWB Fee deducted.
To calculate a Segment Credit on a Segment End Date, we first calculate the Index performance using a point-to-point methodology, resulting in the Index Change. The Index Change will be the net percentage change in the Index Value between the Segment Start Date and the Segment End Date. You should be aware that each Index either (a) is a "price return index," not a "total return index," and therefore does not reflect dividends paid on securities composing the Index, or (b) deducts fees and costs when calculating Index performance. This will reduce the Index return and may cause the Index (and consequently your investment in an Index-Linked Segment Option) to underperform a direct investment in the securities composing the Index.
After calculating the Index Change, we then calculate the Segment Credit. The Segment Credit is calculated by multiplying the Crediting Base by the Segment Return. The Segment Return is determined by applying the Index-Linked Segment Option’s Buffer Rate, Peak Buffer Midpoint, Floor Rate, Cap Rate or Participation Rate, as applicable, to the Index Change (as summarized further below under Negative Index Change and Positive Index Change).
At the end of a Segment Term, if the Segment Credit is positive, a gain is applied to your Crediting Base. If the Segment Credit is negative, a loss is applied to your Crediting Base. For example, assuming a Crediting Base of $20,000:
•    If the starting Index Value is 1000 and the ending Index Value is 1050, the Index Change will be 5%. Assuming a Cap Rate greater than 5% and a Participation Rate of 100%, the Segment Credit will be 5%. We would apply a $1,000 gain by applying the Segment Credit of 5% to your Crediting Base of $20,000, resulting in a Segment Value of $21,000 (i.e., $20,000 x (1 + 5%) = $21,000).
•    If instead the starting Index Value is 1000 and the ending Index Value is 750, the Index Change will be -25%. Assuming a Buffer Rate of 20%, the Segment Credit will be -5% (i.e., the extent to which the negative Index Change exceeds the Buffer Rate). We would apply a $1,000 loss by applying the Segment Credit of -5% to your Crediting Base of $20,000, resulting in a Segment Value of $19,000 (i.e., $20,000 x (1 + -5%) = $19,000).
Negative Index Change — Each Index-Linked Segment Option has a buffer or floor feature. The Buffer Rate or Floor Rate, as applicable, will provide a specified amount of protection from Index losses, as follows:
•    For a Buffer Segment Option, the Company will absorb Index losses up to the Buffer Rate. You will be responsible for any Index losses greater than the Buffer Rate. For example, if the Index Change is -25% and the Buffer Rate is 10%, we will apply a 15% loss (the amount of negative Index Change that exceeds the Buffer Rate) at the end of the Segment Term.
•    For a Floor Segment Option, the Company will absorb Index losses greater than the Floor Rate. You will be responsible for any Index losses up to the Floor Rate. For example, if the Index Change is -25% and the Floor Rate is 10%, we will apply a 10% loss (the amount of negative Index Change up to the Floor Rate) at the end of the Segment Term.
As of May 18, 2026, we are no longer offering Floor Segment Options for new Segment Terms. We reserve the right to offer Floor Segment Options in the future.

Classification: Internal Use

A 100% Buffer Rate or 0% Floor Rate, if available, will provide complete protection from Index losses. For example, if the Index Change is -25% and the Buffer Rate is 100% or the Floor Rate is 0%, we will apply a 0% Segment Credit (i.e., no loss) at the end of the Segment Term. However, like any Index-Linked Segment Option, there may be losses due to Surrender Charges, negative Bond Adjustments, negative Equity Adjustments and/or taxes and tax penalties.
For a Peak Buffer Segment Option, same as a Buffer Segment Option, you will be responsible for any Index losses greater than the Buffer Rate. For example, if the Index Change is -30% and the Buffer Rate is 20%, we will apply a 10% loss (the amount of negative Index Change that exceeds the Buffer Rate) at the end of the Segment Term. However, unlike a Buffer Segment Option, a Peak Buffer Segment Option has an inverse crediting feature that provides for potential gain in the event of a negative Index Change, provided that the negative Index Change does not exceed the Buffer Rate. In that scenario, the amount of gain is based on the negative Index Change, Buffer Rate and Peak Buffer Midpoint, as follows:
•    If the negative Index Change does not exceed the Peak Buffer Midpoint (10%), we would apply a gain equal to the opposite of the Index Change. For example, if the Index Change is -8%, we would apply an 8% gain at the end of the Segment Term (i.e., the opposite of an 8% loss).
•    If the negative Index Change exceeds the Peak Buffer Midpoint (10%) but not the Buffer Rate, we would apply a gain equal to the Buffer Rate less the negative Index Change. For example, assuming a Buffer Rate of 20%, if the Index Change is -14%, we would apply a 6% gain at the end of the Segment Term (i.e., 20% – 14% = 6%).
•    If the negative Index Change equals the Buffer Rate, your Segment Credit will be 0% (i.e., no gain or loss).
Each Index-Linked Segment Option’s limit on Index losses is guaranteed not to change, either during a Segment Term or for future Segment Terms.
You should be aware that an Index-Linked Segment Option's limit on Index loss applies only at the end of a Segment Term. Therefore, the limit on Index loss will not apply unless you hold your investment for the entire Segment Term. Also, the limit on Index loss is only for a single Segment Term. Over multiple Segment Terms, your cumulative losses may exceed the limit on Index loss for any single Segment Term. Furthermore, as summarized under Contract Adjustments below, losses due to a negative Bond Adjustment or negative Equity Adjustment could be significant and could result in a loss beyond an Index-Linked Segment Option's limit on Index loss.
We reserve the right to add and remove Segment Options as available investment options. We guarantee that the following Segment Option will be available (subject to our right of Index substitution) for the life of the Contract: Point-to-Point, S&P 500® Price Return Index, Participation Rate and Cap Rate, 1-year Segment Term, 10% Buffer. As such, an Index-Linked Segment Option with a 10% Buffer Rate will always be available under the Contract. This means that there will always be an Index-Linked Segment Option that limits Index losses for a single Segment Term to a maximum of 90% (although your cumulative losses over multiple Segment Terms could be greater).
We do not guarantee the availability of any other Index-Linked Segment Option or the Fixed Segment Option. If we exercise our right to remove one or more Segment Options, and you do not wish to invest in any of the Segment Options that are made available for investment (which may be limited to the sole Index-Linked Segment Option that we guarantee to make available), your only option would be to take a full withdrawal or fully annuitize your Contract, which may cause you to incur Surrender Charges, a negative Bond Adjustment, a negative Equity Adjustment, taxes and tax penalties.

Classification: Internal Use

As of May 18, 2026, we are no longer offering Floor Segment Options for new Segment Terms. If we offer Floor Segment Options in the future, we do not guarantee that any such Segment Option will always be available, and we do not guarantee a minimum Floor Rate for any Floor Segment Option that we may offer in the future.
Positive Index Change — In exchange for a specified amount of protection against Index losses, we may limit Index gains at the end of a Segment Term. We calculate Index gains using a Participation Rate and Cap Rate. The Participation Rate is the percentage of positive Index performance in which you can participate for a Segment Term. The Cap Rate serves as a maximum amount of gain you can earn due to positive Index performance at the end of a Segment Term. If the Index Change is positive, the gain applied on the Segment End Date will equal the Index Change multiplied by the Participation Rate, subject to the Cap Rate. The Participation Rate and Cap Rate operate together as follows:
•    If the Participation Rate is less than 100%, it will decrease your participation in the positive Index performance. For example: if the Index Change is 5%, the Participation Rate is 80% and the Cap Rate is 10%, we would apply a 4% gain using the Participation Rate (i.e., 5% x 80% = 4%). If the Index Change were instead 15%, we would apply a 10% gain, because a gain using the Participation Rate (12%) would exceed the Cap Rate (10%).
•    If the Participation Rate is greater than 100%, it will increase your participation in the positive Index performance. For example: If the Index Change is 5%, the Participation Rate is 120% and the Cap Rate is 10%, we would apply a 6% gain using the Participation Rate (i.e., 5% x 120% = 6%). If the Index Change were instead 15%, we would apply a 10% gain, because a gain using the Participation Rate (18%) would exceed the Cap Rate (10%).
•    If the Participation Rate is 100%, it will neither decrease nor increase your participation in the positive Index performance. For example: if the Index Change is 5%, the Participation Rate is 100% and the Cap Rate is 10%, we would apply a 5% gain using the Participation Rate (i.e., 5% x 100% = 5%). If the Index Change were instead 15%, we would apply a 10% gain, because a gain using the Participation Rate (15%) would exceed the Cap Rate (10%).
You should be aware that the Cap Rate and Participation Rate, as limitations on Index gains, may cause your returns to be lower than the Index's returns, as reflected in the examples above. We may choose not to declare a Cap Rate for a particular Segment Option and Segment Term. In that case, the Segment Option will not be subject to a Cap Rate limitation for that Segment Term. However, your participation in any positive Index performance would nonetheless be limited on the Segment End Date if the Participation Rate is less than 100%.
The Cap Rates and Participation Rates applicable to your initial Segment Term will be listed in your Data Pages. Those Cap Rates and Participation Rates are not guaranteed for future Segment Terms. For future Segment Terms, we may declare different Cap Rates and Participation Rates.
The lowest Cap Rate and Participation Rate that may be established under the Contract are 0.50% and 5.00%, respectively. We will not declare a Cap Rate or Participation Rate below the applicable guaranteed minimum. The guaranteed minimum Cap Rate and Participation Rate will not change for the life of the Contract. We reserve the right to offer Index-Linked Segment Options with different types of limits on Index gains in the future.

Classification: Internal Use

2.    Annuity Period
Any time after the second Contract Year, you may Annuitize your Contract by electing to receive a stream of income payments under an annuity benefit payment option. We offer fixed annuity benefit payments only. You may elect to Annuitize the entire Contract (full Annuitization) or a portion of your Contract (partial Annuitization). Upon partial Annuitization, the non-annuitized Accumulated Value remains in the accumulation period.
The Annuitization Date is the date that your entire Accumulated Value has been applied to an annuity benefit payment option. The latest Annuitization Date is shown on the Data Page (referred to as the maximum Annuitization Date) and is generally the Contract Anniversary following the Annuitant’s 95th birthday. If Joint Annuitants are named on the application, the latest Annuitization Date will be set based on the age of the older Joint Annuitant.
You will be unable to take withdrawals during the annuity period. All benefits from the accumulation period terminate once the Contract has been fully Annuitized, including the GLWB and the death benefit. No amounts will be payable upon death unless your selected annuity benefit payment option provides otherwise.
Generally, you should not elect to fully Annuitize the Contract unless the annual amount of your annuity payments would be greater than your annual Secure Income Benefit Payment under the GLWB. See 17. ANNUITIZATION – Important Considerations Related to the GLWB for additional information. Before Annuitizing or selecting a payment option, you should consult with a financial professional and contact us toll-free at 1-800-852-4450 for a comparison of the different payout options based on your Contract.

Contract Features
Secure Income Protector (GLWB). When issued, the Contract will automatically include the Secure Income Protector (GLWB), a guaranteed lifetime withdrawal benefit. The GLWB guarantees the ability to take Secure Income Withdrawals up to the Secure Income Benefit Payment each Contract Year, subject to conditions. Secure Income Withdrawals will not reduce your future benefit. Secure Income Withdrawals are not subject to Surrender Charges or Bond Adjustments. However, they may be subject to negative Equity Adjustments and taxes. In addition, if taken prior to a Segment End Date, Secure Income Withdrawals will not be credited with any interest at the end of the Segment Term.
Excess Withdrawals under the GLWB are subject to significant risk. All withdrawals before Secure Income Withdrawals are available, and all withdrawals in excess of the Secure Income Benefit Payment after Secure Income Withdrawals become available, are Excess Withdrawals. Excess Withdrawals will reduce your future benefit, and the reduction may be more than the amount withdrawn. If an Excess Withdrawal reduces your Secure Income Benefit Base to zero, the GLWB and the Contract will immediately terminate. Excess Withdrawals may also be subject to Surrender Charges, negative Bond Adjustments, negative Equity Adjustments and taxes and tax penalties.
While the GLWB remains in effect, if your Accumulated Value is reduced to zero due to a Secure Income Withdrawal, investment performance or GLWB Fees (i.e., any reason other than an Excess Withdrawal), we will pay the applicable Secure Income Benefit Payment each Contract Year for life pursuant to your elections.
Access to your Money. You may withdraw all or a portion of your Accumulated Value at any time before the Annuitization Date. However, withdrawals and other Surrenders may be subject to Surrender Charges, negative Bond Adjustments, negative Equity Adjustments and taxes and tax penalties. Withdrawals and other Surrenders will reduce the death benefit, perhaps by more than the amount withdrawn. Excess Withdrawals under

Classification: Internal Use

the GLWB could significantly reduce or even terminate the GLWB and the Contract. You should consult with your financial professional about the risks associated with withdrawals and other Surrenders under the Contract.
Initial Holding Account. Beginning on the Contract Date, your Premium Payment (plus credited interest) will be temporarily held in the Initial Holding Account. The Initial Holding Account credits daily interest. Your Premium Payment (plus credited interest) will be allocated from the Initial Holding Account to your selected Segment Option(s) on the next Segment Start Date (i.e., the next 9th or 23rd of any month), if we received the Premium Payment at least one Valuation Day prior to the next Segment Start Date. If not received by then, the Premium Payment will be allocated to your selected Segment Option(s) on the Segment Start Date immediately following the next Segment Start Date. We reserve the right to hold your Premium Payment (plus credited interest) in the Initial Holding Account until the end of the free look period. If we exercise this right, your Premium Payment would be held in the Initial Holding Account for the duration of the free look period plus the number of days until the next Segment Start Date after the free look period expires.
Free Surrender Amount. There is a Free Surrender Amount under the Contract, which is the amount that may be withdrawn from the Contract each Contract Year without a Surrender Charge or a Bond Adjustment. Each Contract Year, the Free Surrender Amount will be equal to the greater of (i) 10% of your Premium Payment; (ii) the Secure Income Benefit Payment; or (iii) your RMD amount, as applicable. Withdrawals of the Free Surrender Amount are not subject to Surrender Charges or Bond Adjustments, but may be subject to negative Equity Adjustments, taxes and tax penalties. Annuitizations are not subject to Surrender Charges regardless of your remaining Free Surrender Amount, but are subject to Bond Adjustments. Partial Annuitizations count against your remaining Free Surrender Amount (if any) for a Contract Year, thereby reducing any Free Surrender Amount remaining for subsequent withdrawals during the same Contract Year. Death benefits are not subject to Surrender Charges regardless of your remaining Free Surrender Amount, but are subject to Bond Adjustments.
Income Distribution Program. If the GLWB is in effect and you are eligible to take Secure Income Withdrawals, this feature allows you to automatically Transfer at the start of each Segment Term an amount equal to your Secure Income Benefit Payment from ended Index-Linked Segment Option(s) to the Fixed Segment Option, such that those amounts may be withdrawn from the Fixed Segment Option as Secure Income Withdrawals and without incurring Surrender Charges, an Equity Adjustment or a Bond Adjustment.
Segment Lock-In. This feature allows you to lock in an Index-Linked Segment Option’s Equity Adjustment prior to the Segment End Date. Segment Lock-In is available with all of the Index-Linked Segment Options for no additional charge. Segment Lock-In may be of interest to people who are interested in eliminating some of the uncertainty regarding Index performance for the remainder of a Segment Term, or who want to potentially limit the impact of a negative Segment Credit they may otherwise receive.
You should consult with a financial professional before executing Segment Lock-In for an Index-Linked Segment Option. There are significant risks associated with Segment Lock-In. At the time you exercise a Segment Lock-In, you will not know the locked-in Equity Adjustment. The locked-in Equity Adjustment could be lower than you anticipated. If you lock-in a negative Equity Adjustment, you will be locking-in a loss, which could be significant.
Tax Treatment. Your Premium Payment accumulates on a tax-deferred basis. Your earnings are not taxed until money is taken out of the Contract, such as when you make a withdrawal, you receive an income payment or a death benefit is paid.
Death Benefit. The Contract includes a death benefit during the accumulation period. If GLWB is in effect, the death benefit will be the greater of (i) Accumulated Value, subject to the Bond Adjustment (which

Classification: Internal Use

could be negative) or (ii) your Premium Payment, subject to dollar-for-dollar reductions for partial Surrenders (and any applicable Surrender Charges and GLWB Fees). If the GLWB is not in effect, the death benefit will be the same, except your Premium Payment will be subject to proportionate reductions for partial Surrenders (and any applicable Surrender Charges and GLWB Fees), in which case the reduction could be greater than the amount Surrendered. Partial withdrawals, partial Annuitizations, negative Bond Adjustments and negative Equity Adjustments could significantly reduce the death benefit.
Critical Need Surrender Charge Waiver Rider. This rider is included in the Contract for no additional charge. The rider waives the Surrender Charge after the first Contract Anniversary if the Owner or Annuitant has a critical need (i.e., confinement to a health care facility, terminal illness diagnosis or total and permanent disability). Surrenders under this rider are not subject to Surrender Charges, but may be subject to negative Bond Adjustments, negative Equity Adjustments and taxes and tax penalties.

Contract Adjustments
You could lose a significant amount of money due to a negative Bond Adjustment or negative Equity Adjustment.
Bond Adjustments. Upon taking a Surrender, the amount withdrawn or otherwise Surrendered may be subject to a Bond Adjustment. A Bond Adjustment may be positive, negative or equal to zero. A negative Bond Adjustment will result in loss. A Bond Adjustment may apply regardless of when the Surrender occurs, including on a Segment End Date. Bond Adjustments are not reflected in Accumulated Value. They are applied to the amount Surrendered, increasing or decreasing the amount payable.
Any withdrawal, Annuitization or death benefit is subject to a Bond Adjustment, except that a Bond Adjustment will not apply to: (i) withdrawals of the Free Surrender Amount; (ii) Secure Income Withdrawals under the GLWB; (iii) RMD withdrawals; (iv) withdrawals or other Surrenders deducted from the Initial Holding Account; or (v) exercise of the Contract’s free look rights. Also, a Bond Adjustment will be zero (0%) on any Segment Anniversary evenly divisible by six (6) (e.g., 6, 12, 18, etc.).
The Fixed Segment Option is subject to the Standard Nonforfeiture Law for Individual Deferred Annuities, which means the minimum amount available from the Fixed Segment Option on any Surrender will not be less than the minimum nonforfeiture amount under state law.
Equity Adjustments. Upon any withdrawal, Annuitization or death benefit, or if a GLWB Fee is deducted, from an Index-Linked Segment Option on any day other than the Segment Start Date or Segment End Date, an Equity Adjustment will apply. An Equity Adjustment will also apply upon exercise of Segment Lock-In for an Index-Linked Segment Option. An Equity Adjustment may be positive, negative or equal to zero. A negative Equity Adjustment will result in loss. Equity Adjustments are reflected in Segment Interim Values.

Classification: Internal Use

3. IMPORTANT INFORMATION YOU SHOULD CONSIDER ABOUT THE CONTRACT

FEES, EXPENSES AND ADJUSTMENTS	Location in Prospectus

Classification: Internal Use

Are There Charges or Adjustments for Early Withdrawals?
Yes.
Surrender Charges. If you take a withdrawal during the first six Contract Years, you may be assessed a Surrender Charge of up to 8% of the amount withdrawn. For example, if you invest $100,000 in the Contract and make an early withdrawal, you could pay a Surrender Charge of up to $8,000. This loss will be greater if there are also negative Bond Adjustments, negative Equity Adjustments, taxes or tax penalties.
Bond Adjustments and Equity Adjustments –
•Bond Adjustments. If you take a withdrawal or other Surrender from a Segment Option, we may apply a Bond Adjustment, which may be negative. In extreme circumstances, you could lose up to 100% of the amount Surrendered from an Index-Linked Segment Option due to a negative Bond Adjustment. For example, if you withdraw or otherwise Surrender $100,000 from an Index-Linked Segment Option, you could lose up to $100,000 of the Surrender proceeds. In other words, $100,000 would be removed from your Index-Linked Segment Option, but in the event of a negative Bond Adjustment, it is possible that you could receive $0. Bond Adjustments may apply to a withdrawal, death benefit payment or Annuitization, regardless of when it occurs, including a Segment End Date.
•Equity Adjustments. If all or a portion of Contract value is removed from an Index-Linked Segment Option prior to a Segment End Date, we will apply an Equity Adjustment, which may be negative. In extreme circumstances, you could lose up to 100% of your investment in an Index-Linked Segment Option due to a negative Equity Adjustment. For example, if you allocate $100,000 to an Index-Linked Segment Option with a 2-year Segment Term and take a withdrawal before the 2 years have ended, you could lose your $100,000 investment. An Equity Adjustment will apply to any withdrawal, death benefit, Annuitization or deduction of a GLWB Fee occurring on any day during a Segment Term other than the Segment Start Date or Segment End Date. An Equity Adjustment will also apply upon exercise of Segment Lock-In for an Index-Linked Segment Option.
•Losses due to negative Bond or Equity Adjustments will be greater if you also have to pay a Surrender Charge, taxes or tax penalties.
4. FEE TABLE 7. FEES, CHARGES AND ADJUSTMENTS — Deferred Sales Load (“Surrender Charge”), Equity Adjustment, Bond Adjustment 10. INDEX-LINKED SEGMENT OPTION MECHANICS — Segment Interim Value

Classification: Internal Use

Are There Transaction Charges?	No. Other than Surrender Charges, Bond Adjustments and Equity Adjustments, there are no other transaction charges under the Contract.			Not Applicable
Are There Ongoing Fees and Expenses?
Yes.
Under the Index-Linked Segment Options, there is an implicit ongoing fee to the extent that your participation in Index gains is limited by our use of a Cap Rate or Participation Rate. This means that your returns may be lower than the Index’s returns. In return for accepting a limit on Index gains, you will receive some protection from Index losses. This implicit ongoing fee is not reflected in the tables below.
The table below describes the fees and expenses that you may pay each year. Please refer to your Data Page for information about the specific fees you will pay each year.
4. FEE TABLE 7. FEES, CHARGES AND ADJUSTMENTS
	Annual Fee	Minimum	Maximum
	Base Contract	1.50%(1)	1.50%(1)
(1)    As a percentage of the Secure Income Benefit Base. This is the current GLWB Fee. We reserve the right to increase the GLWB Fee for existing Contracts up to the maximum of 2.00%. If we increase the GLWB Fee for existing Contracts and you are eligible for a GLWB Step-Up, you will be charged the increased GLWB Fee. You may opt out of the GLWB Fee increase, but doing so will make you ineligible for future GLWB Step-Ups and the feature cannot be added back to the Contract. You may not terminate the GLWB prior to your 6th Contract Anniversary. If you terminate the GLWB, your Contract will not be subject to this fee in future Contract Years.
Because your Contract is customizable, the choices you make affect how much you will pay. To help you understand the cost of owning the Contract, the following table shows the lowest and highest cost you could pay each year, based on current charges. This estimate assumes that you do not take withdrawals from the Contract, which could add Surrender Charges, negative Bond Adjustments and negative Equity Adjustments that substantially increase costs.

	Lowest Annual Cost: $1,363.41	Highest Annual Cost: $1,363.41

Classification: Internal Use

	Assumes: • Investment of $100,000 • 5% annual appreciation • Current GLWB Fee • No sales charges • No Transfers or withdrawals • 0% Equity Adjustments for interim GLWB Fee deductions	Assumes: • Investment of $100,000 • 5% annual appreciation • Current GLWB Fee • No sales charges • No Transfers or withdrawals • 0% Equity Adjustments for interim GLWB Fee deductions
RISKS			Location in Prospectus
Is there a Risk of Loss from Poor Performance?
Yes.
•    You can lose money by investing in the Contract, including loss of principal and previous earnings.
•    Under an Index-Linked Segment Option, the maximum amount of loss that you could experience from negative Index performance at the end of a Segment Term, after taking into account the minimum limits on Index loss currently provided under the Contract, would be: 90% loss for a 10% Buffer Rate; 80% loss for a 20% Buffer Rate; 10% loss for a 10% Floor Rate; or 0% loss for a 0% Floor Rate or 100% Buffer Rate.
•    The limits on Index loss offered under the Contract may change from one Segment Term to the next; however, we will always offer an Index-Linked Segment Option with a 10% Buffer Rate. As such, there will always be an Index-Linked Segment Option that limits Index losses for a single Segment Term to a maximum of 90% (although your cumulative losses over multiple Segment Terms could be greater).
• As of May 18, 2026, we are no longer offering Floor Segment Options for new Segment Terms. We reserve the right to offer Floor Segment Options in the future. If we offer Floor Segment Options in the future, we do not guarantee that any such Segment Option will always be available, and we do not guarantee a minimum Floor Rate for any Floor Segment Option that we may offer in the future.
5. PRINCIPAL RISKS OF INVESTING IN THE CONTRACT

Classification: Internal Use

Is this a Short-Term Investment?
No.
•    The Contract is not a short-term investment and is not appropriate for an investor who needs ready access to cash.
•    The Contract’s tax deferral and long-term income features are generally more beneficial to investors with a long time horizon.
•    Amounts withdrawn or otherwise Surrendered under the Contract may be subject to Surrender Charges, negative Bond Adjustments and taxes and tax penalties. In addition, for Index-Linked Segment Options, withdrawals, other Surrenders and GLWB Fee deductions before the Segment End Date may result in negative Equity Adjustments and loss of positive Index performance.
•    Withdrawals and other Surrenders will reduce your Crediting Base in a Segment Option. Deductions for GLWB Fees also reduce the Crediting Base. Generally, prior to the Segment End Date, the Crediting Base for an Index-Linked Segment Option will be proportionately reduced, and the proportionate reduction could be greater than the amount Surrendered or deducted. Reductions to your Crediting Base will result in lower Segment Interim Values for the remainder of the Segment Term and less Segment Return (if any) on the Segment End Date.
•    At the end of a Segment Term, Accumulated Value in the ended Segment Option will be reinvested, Transferred, withdrawn or Annuitized based on your instructions. In the absence of instructions, that amount will be re-invested in the same Segment Option for a new Segment Term (with the Cap Rate and Participation Rate or annual interest rate applicable to a new Segment Term). If the same Segment Option is no longer available, that amount will be automatically Transferred to the applicable default option.
5. PRINCIPAL RISKS OF INVESTING IN THE CONTRACT

Classification: Internal Use

oIf the ended Segment Option is an Index-Linked Segment Option, and that Index-Linked Segment Option is no longer available, the default option will be a 1-year Index-Linked Segment Option with the same Index and Buffer Rate or Floor Rate, if available (with the Cap Rate and Participation Rate applicable to a new Segment Term). If there is no such Segment Option available, the default option will be the Fixed Segment Option (with the annual interest rate applicable to a new Segment Term).
oIf the ended Segment Option is the Fixed Segment Option, and the Fixed Segment Option is no longer available, the default option will be the following Index-Linked Segment Option: (a) for Segment Terms ending before May 18, 2026, Point-to-Point, S&P 500® Price Return Index, Participation Rate and Cap Rate, 1-year Segment Term, 0% Floor, or (b) for Segment Terms ending on or after May 18, 2026, Point-to-Point, S&P 500® Price Return Index, Participation Rate and Cap Rate, 1-year Segment Term, 10% Buffer. Please note, as a result of this change in default option as of May 18, 2026, the designated default option will no longer provide complete protection from Index losses.
oWe reserve the right to change the default Segment Options in the future.

What are the Risks Associated with the Investment Options?
• An investment in the Contract is subject to the risk of poor investment performance and can vary depending on the performance of the investment options available under the Contract (e.g., Index-Linked Segment Options). Each investment option (including the Fixed Segment Option) has its own unique risks. You should review the available investment options before making an investment decision.
For Index-Linked Segment Options
•    The Participation Rate and Cap Rate, as applicable, may limit positive Index returns (i.e., limited upside). This may result in you earning less than the Index return. For example:
oIf the Index Change is 5%, Participation Rate is 80% and Cap Rate is 10%, we would apply only 4% gain at the end of the Segment Term using the Participation Rate (i.e., 5% x 80% = 4%).
5. PRINCIPAL RISKS OF INVESTING IN THE CONTRACT

Classification: Internal Use

oIf the Index Change were instead 15%, we would not apply the Participation Rate, as that would result in gain (12%) exceeding the Cap Rate (10%). We would apply only 10% gain using the Cap Rate at the end of the Segment Term.
•    The Buffer Rate or Floor Rate, as applicable, may limit your losses due to negative Index returns at the end of the Segment Term (e.g., limited protection in the case of market decline). Although your losses from negative Index returns may be limited, they may not be entirely prevented, and you could lose a significant amount of money. For example:
o    If the Index Change is -25% and the Buffer Rate is 10%, we will apply a 15% loss (the amount of negative Index performance that exceeds the Buffer Rate) at the end of the Segment Term.
o    If the Index Change is -25% and the Floor Rate is 10%, we will apply a 10% loss (the amount of negative Index performance up to the Floor Rate) at the end of the Segment Term.
•    While an Index-Linked Segment Option with a 0% Floor Rate or 100% Buffer Rate provides complete protection from losses due to negative Index returns, like any other Index-Linked Segment Option, there may be losses due to Surrender Charges, negative Bond Adjustments, negative Equity Adjustments and taxes and tax penalties.
•    While a Peak Buffer Segment Option provides for potential gain in the event of negative Index returns that do not exceed the Buffer Rate, a Peak Buffer Segment Option does not provide protection from losses for any negative Index returns in excess of the Buffer Rate.
•The limit on Index loss for an Index-Linked Segment Option applies only at the end of a Segment Term. Therefore, the limit on Index loss will not apply unless you hold your investment for the entire Segment Term. Also, the limit on Index loss is only for a single Segment Term. Over multiple Segment Terms, your cumulative losses may exceed the stated limit on Index losses for any single Segment Term.
•    An Index-Linked Segment Option’s limit on Index loss provides no protection from negative Bond Adjustments or negative Equity Adjustments.
.•    Each Index either (a) is a “price return index,” not a “total return index,” and therefore does not reflect dividends paid on securities composing the Index, or (b) deducts fees and costs when calculating Index performance. This will reduce the Index return (and consequently your investment in the Index-Linked Segment Option) and may cause the Index to underperform a direct investment in the securities composing the Index.

Classification: Internal Use

What are the Risks Related to the Insurance Company?
An investment in the Contract is subject to the risks related to the Company. Any obligations (including under the Fixed Segment Option and Index-Linked Segment Options), guarantees or benefits of the Contract are subject to the claims-paying ability of the Company. More information about the Company, including its financial strength ratings, is available upon request by calling 1-800-852-4450.
5. PRINCIPAL RISKS OF INVESTING IN THE CONTRACT
RESTRICTIONS	Location in Prospectus
Are there Restrictions on the Investment Options?
Yes.
•    There are significant limitations on Transfers of Accumulated Value among Segment Options.
o    Transfers are permitted only on Segment End Dates.
o    Transfers to the Fixed Segment Option cannot result in your Accumulated Value in the Fixed Segment Option being more than the greater of (a) 50% of your total Accumulated Value or (b) your Secure Income Benefit Payment for the current Contract Year.
o    Transfers are not permitted into an Index-Linked Segment Option while there is an ongoing Segment Term for that Segment Option.
•There are restrictions that limit the Segment Options you may choose.
oIndex-Linked Segment Options with a 6-year Segment Term are available for investment only upon purchase of the Contract and after the sixth Contract Year.
oCertain Index-Linked Segment Options have been closed to investment.
oWe reserve the right to add and remove Segment Options as available investment options. We guarantee that the following Segment Option will be available (subject to our right of Index substitution) for the life of the Contract: Point-to-Point, S&P 500® Price Return Index, Participation Rate and Cap Rate, 1-year Segment Term, 10% Buffer.

8. PURCHASING THE CONTRACT — How to Buy a Contract
9. FIXED SEGMENT OPTION MECHANICS
10. INDEX- LINKED SEGMENT OPTION MECHANICS
11. OPTIONS AT END OF SEGMENT TERM
13. BENEFITS AVAILABLE UNDER THE CONTRACT
APPENDIX A: INVESTMENT OPTIONS AVAILABLE UNDER THE CONTRACT
APPENDIX C: STATE VARIATIONS
APPENDIX F: FINANCIAL INTERMEDIARY VARIATIONS

Classification: Internal Use

•If we exercise our right to remove one or more Segment Options, and you do not wish to invest in any of the Segment Options that are made available for investment (which may be limited to the sole Index-Linked Segment Option that we guarantee to make available), your only option would be to take a full withdrawal or fully annuitize your Contract, which may cause you to incur Surrender Charges, a negative Bond Adjustment, a negative Equity Adjustment, taxes and tax penalties.
•    Each Index-Linked Segment Option’s limit on Index losses for a single Segment Term is guaranteed to not change, either during a Segment Term or for future Segment Terms.
•    We may change the limits on Index gains from one Segment Term to the next. The lowest Cap Rate and Participation Rate that may be established under the Contract are 0.50% and 5.00%, respectively.
•    We reserve the right to substitute the Index for an Index- Linked Segment Option during its Segment Term.
•    The Contract is a single premium product. Additional premium payments will not be accepted.
•Depending on your state, or your financial professional or your financial professional's firm, certain Segment Options may not be available.

Classification: Internal Use

Are there any Restrictions on Contract Benefits?
Yes.
•    There are restrictions and limitations relating to benefits offered under the Contract (e.g., death benefit, GLWB, Segment Lock-In).
•    Except as otherwise provided, Contract benefits may not be modified or terminated by the Company.
•    For the Secure Income Protector (GLWB):
o    The Contract is issued with the GLWB. You cannot voluntarily terminate the GLWB until your 6th Contract Anniversary.
o    The applicable Initial Secure Income Percentages and Secure Income Deferral Credit percentages are stated in the Rate Sheet Supplement in effect when you sign your Contract application.
o    If the Covered Life (or oldest Covered Life, if applicable) is not at least age 59½ on the Contract Date, Secure Income Withdrawals are not available until the Covered Life (or oldest Annuitant, if applicable) attains age 59½.
o    Excess Withdrawals may affect the availability of the GLWB by reducing the benefit by an amount greater than the value withdrawn, and could terminate the benefit and the Contract.
•    Withdrawals will reduce the death benefit, perhaps by more than the amount withdrawn.
•Depending on your state, or your financial professional or your financial professional's firm, certain benefits may not be available or may be available on different terms.

10. INDEX- LINKED SEGMENT OPTION MECHANICS – Segment Lock-In
13. BENEFITS AVAILABLE UNDER THE CONTRACT
14. SECURE INCOME PROTECTOR (GLWB)
15. DEATH BENEFIT
APPENDIX C: STATE VARIATIONS
APPENDIX F: FINANCIAL INTERMEDIARY VARIATIONS

TAXES	Location in Prospectus
What are the Contract’s Tax Implications?
•    You should consult with a tax professional to determine the tax implications of an investment in and payments received under the Contract.
•    If you purchase the Contract through a tax-qualified plan or individual retirement account (IRA), there is no additional tax benefit from the Contract.
•    Withdrawals will be subject to ordinary income tax. You also may have to pay a 10% penalty tax if you take a withdrawal before age 59½.
18. TAXES
CONFLICTS OF INTEREST	Location in Prospectus

Classification: Internal Use

How are Investment Professionals Compensated?
Your investment professional may receive compensation for selling the Contract to you in the form of commissions, other cash compensation (e.g., bonuses) and non-cash compensation. Your investment professional may have a financial incentive to offer or recommend the Contract to you over another investment.
8. PURCHASING THE CONTRACT — Distribution of the Contract
Should I Exchange My Contract?
Some investment professionals may have a financial incentive to offer you a new contract in place of the one you already own. You should only exchange your existing contract if you determine, after comparing the features, fees and risks of both contracts, and any fees or penalties to terminate the existing contract, that it is preferable for you to purchase the new contract rather than continue to own your existing contract.
8. PURCHASING THE CONTRACT — Distribution of the Contract

4.    FEE TABLE
The following tables describe the fees, expenses and adjustments that you will pay when buying, owning and making withdrawals or other Surrenders from a Segment Option or from the Contract. Please refer to your Contract Data Pages for information about the specific fees you will pay each year based on the options you have elected.
The first table describes the fees and expenses you will pay at the time that you buy the Contract, make withdrawals or other Surrenders from a Segment Option or from the Contract, or transfer Contract value between Segment Options. State premium taxes may also be deducted.
Transaction Expenses

Surrender Charge(1)
(as a percentage of the amount Surrendered) . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	8%
_________________
(1)    Surrender Charges apply to withdrawals during the first six Contract Years. The Surrender Charge declines during the first six Contract Years according to the following schedule:

Contract Year	Surrender Charge (as a percentage of the amount Surrendered)
1 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	8%
2 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	8%
3 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	7%
4 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	6%
5 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	5%
6 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	4%
7+ . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	0%
Each Contract Year, there is a Free Surrender Amount equal to the greater of (i) 10% of your Premium Payment; (ii) the Secure Income Benefit Payment; or (iii) your RMD amount, as applicable. Withdrawals of the Free Surrender Amount are not subject to Surrender Charges or Bond Adjustments, but may be subject to negative Equity Adjustments and taxes and tax penalties.

Classification: Internal Use

The next table describes the adjustments, in addition to any transaction expenses, that apply if all or a portion of the Contract value is removed from a Segment Option or from the Contract before the expiration of a specified period.

Adjustments
Bond Adjustment Maximum Potential Loss(1)
(as a percentage of the amount Surrendered from an Index-Linked Segment Option).......................100%
Equity Adjustment Maximum Potential Loss(2)
(as a percentage of your investment in an Index-Linked Segment Option).........................................100%
(1)    Any withdrawal, Annuitization or death benefit, regardless of when it occurs (even a Segment End Date), is subject to a Bond Adjustment, except that a Bond Adjustment will not apply to: (i) withdrawals of the Free Surrender Amount; (ii) Secure Income Withdrawals; (iii) RMD withdrawals; (iv) withdrawals or other Surrenders deducted from the Initial Holding Account; or (v) exercise of the Contract’s free look rights. Also, a Bond Adjustment will be zero (0%) on any Segment Anniversary evenly divisible by six (6) (e.g., 6, 12, 18, etc.). For the Fixed Segment Option, the maximum amount of loss due to a Bond Adjustment is subject to the Standard Nonforfeiture Law for Individual Deferred Annuities, which means the minimum amount available from the Fixed Segment Option will not be less than the minimum nonforfeiture amount under state law.
(2)    An Equity Adjustment will apply upon any withdrawal, Annuitization or death benefit, or if a GLWB Fee is deducted, from an Index-Linked Segment Option on any day between the Segment Start Date and the Segment End Date. An Equity Adjustment will also apply upon exercise of Segment Lock-In for an Index-Linked Segment Option.
The next table describes the fees and expenses that you will pay each year during the time that you own the Contract.
Annual Contract Expenses

Base Contract Expenses(1)
(as a percentage of the Secure Income Benefit Base) . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	2.00%
_________________
(1)    Referred to elsewhere in this prospectus as the GLWB Fee. This is the maximum fee for the Secure Income Protector (GLWB). The current GLWB Fee for new Contracts is 1.50%. We reserve the right to increase the GLWB Fee for existing Contracts up to the maximum. If we increase the GLWB Fee for existing Contracts and you are eligible for a GLWB Step-Up, you will be charged the increased GLWB Fee. You may opt out of the GLWB Fee increase, but doing so will make you ineligible for future GLWB Step-Ups and the feature cannot be added back to the Contract. You may not terminate the GLWB prior to your 6th Contract Anniversary. If you terminate the GLWB, you will not be subject to this fee in future Contract Years.
In addition to the fee described above, we may limit the amount you can earn on the Index-Linked Segment Options. This means your returns may be lower than the Index’s returns. In return for accepting a limit on Index gains, you will receive some protection from Index losses.
5.    PRINCIPAL RISKS OF INVESTING IN THE CONTRACT
Risk of Loss in Index-Linked Segment Options
An investment in this Contract is subject to the risk of poor investment performance of the Index-Linked Segment Options to which you have allocated Accumulated Value. You can lose money by investing in this

Classification: Internal Use

Contract, including loss of principal and/or prior earnings. While limited protection from Index losses is provided under your Contract through a Buffer Segment Option, Peak Buffer Segment Option or Floor Segment Option, you bear some level of the risk of decline in your Contract’s Accumulated Value resulting from the performance of the Index-Linked Segment Options. The risk of losses may be significant.
Because of potential Equity Adjustments and/or Bond Adjustments, in extreme circumstances, it is possible the total loss could be 100% (i.e., a complete loss of your Premium Payment and any prior earnings) even if your Contract is outside of the Surrender Charge period. While the Equity Adjustment only applies on dates other than the Segment End Date, the Bond Adjustment may always apply, even on the Segment End Date. For additional information, see 10. INDEX-LINKED SEGMENT OPTION MECHANICS.
Risk of Loss in Exercising Free Look
Upon exercising your free look rights, the amount we will return to you will be based on the state law applicable to your Contract as follows:
•    In the states that require us to return your Premium Payment, we will return your Premium Payment without any interest earned.
•    In states where we return your Contract Accumulated Value, the free look amount will be the Contract Accumulated Value plus any premium tax charge deducted. If you have elected to have taxes withheld, we will subtract any applicable federal and state income tax withholding from the amount returned to you. In addition, with respect to any portion of your Premium Payment allocated to an Index-Linked Segment Option, you assume risk of loss due to the possibility of a negative Equity Adjustment. As a result, you may receive less money upon the exercise of your free look rights than you paid into the Contract in Premium Payment.
•    In states that require us to return the greater of your Premium Payment and your Contract Accumulated Value, the free look amount will be the greater of the values in the previous two bullets.
For additional information, see 8. PURCHASING THE CONTRACT — Right to Examine the Contract (Free Look).
Initial Holding Account Risk
When you first invest in the Contract, your Premium Payment will be held in the Initial Holding Account temporarily. While in the Initial Holding Account the amount invested earns only a fixed interest rate. We determine the annual interest rate for the Initial Holding Account at our discretion. In no event will we declare an annual interest rate lower than the Guaranteed Minimum Interest Rate of 0.05%. You bear the risk that we will not credit interest at a rate greater than the Guaranteed Minimum Interest Rate.
Your Premium Payment (plus credited interest) will be allocated from the Initial Holding Account to your selected Segment Option(s) on the next Segment Start Date (i.e., the next 9th or 23rd of any month), if we received the Premium Payment at least one Valuation Day prior to the next Segment Start Date. If not received by then, the Premium Payment will be allocated to your selected Segment Option(s) on the Segment Start Date immediately following the next Segment Start Date. We reserve the right to hold your Premium Payment (plus credited interest) in the Initial Holding Account until the end of the free look period. If we exercise this right, your Premium Payment would be held in the Initial Holding Account for the duration of the free look period plus the number of days until the next Segment Start Date after the free look period expires. Please note that free look periods vary by state. See APPENDIX C for state variations.

Classification: Internal Use

Depending on when we receive your Premium Payment, when Valuation Days occur in a given calendar month, and the length of the free look period under your Contract, it is possible that your Premium Payment (plus credited interest) could be held in the Initial Holding Account for an extended period of time, potentially multiple months. The Contract does not include a specific maximum number of days that the Premium Payment (plus credited interest) may be held in the Initial Holding Account. The specific number of days will depend on your circumstances, the allocation rules described above, and potentially factors that are beyond our control, such as unanticipated closures of the New York Stock Exchange. For example, assume that we receive your application in Good Order and your Premium Payment on October 9, 2024, we exercise our right to hold your Premium Payment in the Initial Holding Account until the end of the free look period, and the longest free look period currently possible of 45 days (for replacement Contracts issued in Pennsylvania) applies. Based on these assumptions, your Premium Payment (plus credited interest) would remain in the Initial Holding Account until December 9, 2024 (61 days total).
For additional information, see 8. PURCHASING THE CONTRACT — Initial Holding Account.
Index Performance Risk
If you invest in an Index-Linked Segment Option, you will be exposed to the investment risks associated with the applicable Index, including the following:
•    The performance of an Index is based on changes in the values of the securities or other assets that compose the Index. The securities and assets composing the Indices are subject to a variety of investment risks, many of which are complicated and interrelated.
•    The performance of an Index will fluctuate, sometimes rapidly and unpredictably. Both short-term and long-term negative Index performance, over one or multiple Segment Terms, may cause you to lose principal or previous earnings. The historical performance of an Index does not guarantee future results. It is impossible to predict whether an Index will perform positively or negatively over the course of a Segment Term or multiple Segment Terms.
•    Each Index’s performance is subject to market risk, equity risk and issuer risk (in addition to other risks identified in this section):
•    Market Risk. Each Index could decrease in value over short periods due to short-term market movements and over longer periods during more prolonged market downturns. Negative fluctuations in the value of an Index may be significant and unpredictable.
•    Equity Risk. Each Index is comprised of equity securities. Equity securities are subject to changes in value, and their values may be more volatile than those of other asset classes. Equity securities may underperform in comparison to the general financial markets, a particular financial market, or other asset classes.
•    Issuer Risk. The performance of each Index depends on the performance of individual securities included in the Index. Changes in the financial condition, credit rating or public perception of an issuer of those securities may cause the value of the issuer’s securities to decline.
In recent years, the financial markets have at times experienced periods of significant volatility and negative returns, contributing to an uncertain and evolving economic environment. The performance of the markets has been impacted by several interrelating factors such as, but not limited to, natural disasters, public health crises, inflation, political and social developments and military and governmental actions. You should consult with your financial professional about how market conditions may impact your investment decisions under the Contract.

Classification: Internal Use

•    We calculate an Index Change by comparing the value of the Index between two specific points in time, which means the performance of the Index may be negative or flat for the Segment Term as a whole (including a multi-year Segment Term) even if the Index performed positively for certain periods of time during the Segment Term.
•    An investment in an Index-Linked Segment Option is not an investment in the companies that compose the applicable Index. You will not be invested in the Index or in the securities tracked by the Index. You will have no voting rights, no rights to receive cash dividends or other distributions and no other rights with respect to the companies that make up the Indices. An investment in an Index-Linked Segment Option is an investment in your Contract and amounts that you invest in the Contract become assets of the Company.
•    The S&P 500® Price Return Index, S&P MidCap 400® Price Return Index, Russell 2000® Price Return Index and Nasdaq-100 Price Return Index® are “price return” indices, meaning the Index return does not include any dividends or other distributions declared by the companies included in the Index. This results in lower Index Values and, therefore, may negatively impact the performance of the Contract. The SG Smart Climate Index reflects deductions and costs that result in lower Index Values and, therefore, may negatively impact the performance of the Contract.
In addition to the foregoing, each Index has its own unique risks, as follows:

•    The S&P 500® Price Return Index
This Index is composed of equity securities issued by large-capitalization (“large cap”) U.S. companies. Generally, it is more difficult for large-cap companies to pivot their strategies quickly in response to changes in their industry. In addition, because they typically are more well-established, it is rare to see large-cap companies have the high growth rates that can be seen with mid-capitalization (“mid cap”) or small-capitalization (“small cap”) companies.
•The S&P MidCap 400® Price Return Index
Index-Linked Segment Options linked to this Index are available for new Segment Terms beginning on or after May 18, 2026.
This Index is composed of equity securities issued by mid cap U.S. companies. Historically, compared to large cap companies, the securities of mid cap companies have tended to be more volatile, less liquid, and more sensitive to adverse economic developments.
•    Russell 2000® Price Return Index
This Index is composed of equity securities of small cap U.S. companies. Historically, among the large cap, mid cap, and small cap company asset classes, the securities of small cap companies have tended to be the most volatile, least liquid, and most sensitive to adverse economic developments.

Classification: Internal Use

•    Nasdaq-100 Price Return Index®
This Index is composed of equity securities issued by large-cap U.S. and non-U.S. companies, excluding financial companies. To the extent the Index is comprised of securities issued by companies in a particular sector, those securities may not perform as well as the securities of companies in other sectors or the market as a whole. The value of foreign securities may fall due to adverse political, social and economic developments abroad and due to decreases in foreign currency values relative to the U.S. dollar. Also, foreign securities are sometimes less liquid and more difficult to sell and to value than securities of U.S. issuers.
•    SG Smart Climate Index
Index-Linked Segment Options linked to this Index are no longer available for Segment Terms beginning on or after May 18, 2026, except for the initial Segment Term for Contracts with applications signed before May 18, 2026.
This Index provides investment exposure to the performance of large-cap U.S. stocks that are selected based on proprietary climate risk preparedness scores and certain environmental, social and governance (ESG) filters. The Index provides exposure to such stocks through its underlying Index, the SG Climate Transition Risk Index (the “Underlying SGI Index”).
The Index is subject to several risks, such as the following:
•    ESG Methodology Risk. The Underlying SGI Index is composed of stocks that are selected based on an ESG methodology that includes climate risk scores and ESG exclusion filters. Investors’ views about ESG matters may differ from the Underlying SGI Index’s ESG methodology. As such, the ESG methodology may not reflect the beliefs or values of any particular investor. There is no guarantee that the ESG methodology will ultimately enhance the performance of the Index. The ESG methodology could detract from the performance of the Index, as companies with lower ESG ratings may perform better than companies with higher ESG ratings over the short or long term. Due to the inherent difficulty of forecasting within complex systems and the general unpredictability of future events, there is no guarantee that the predictive climate risk models used by the Underlying SGI Index will identify stocks that will perform well if climate events occur.
Same as Index-Linked Segment Option linked to any other Index, if you invest in an Index-Linked Segment Option linked to the SG Smart Climate Index, you are not investing in the companies that comprise the Index (including the Underlying SGI Index). Instead, you are investing in your Contract. Amounts that you invest in the Contract become assets of the Company. The assets in the Company's general account, which the Company invests to support its payment obligations under the Contract, are not invested based on ESG criteria.
•    Performance Drag Risk. The performance of the Index will always be worse than the performance of the underlying index. The Index reflects deductions that reduce performance, including a negative performance adjustment equal to 1.50% and fixed replication costs equal to 0.50%, each as an annualized percentage of Index Value. In addition, the performance of the Index is reduced by assumed costs of borrowing equal to the U.S. Federal Funds Rate. As of December 31, 2025, the U.S. Federal Funds Rate was 3.64%. The U.S. Federal Funds Rate will fluctuate over time and may be higher ow lower in the future. Without these deductions, the performance of the Index over any one year period would be higher by approximately 2.00% plus the U.S. Federal Funds Rate. While these deductions are not charges under the Contract, they result in lower Index Values and may therefore negatively impact the performance of your Contract.

Classification: Internal Use

•    Large-Cap Risk. Large-cap companies may be less able than smaller capitalization companies to adapt to changing market conditions. Large-cap companies may be more mature and subject to more limited growth potential compared with smaller capitalization companies. During different market cycles, the performance of large-cap companies has trailed the overall performance of the broader securities markets.
•    Index Disruption Risk. Disruptive and extraordinary events could impair the operation of the Index or the Underlying SGI Index. For example, these events could relate to the unavailability of necessary data to apply the ESG methodology, an insufficient number of eligible stocks or the termination or breach of a third-party licensing agreement. Should a disruptive or extraordinary event occur, the Index provider may take any actions permitted by the Index rules, such as postponing calculations or rebalances, adjusting the terms of an Index to preserve its economic characteristics, restating Index values or discontinuing the Index.
•    New Index Risk. The Index and the Underlying SGI Index have limited performance histories. Generally, there is less publicly available information about the Index and the Underlying SGI Index compared to more established market indexes. Inquiries regarding the Index or the Underlying SGI Index should be directed to your financial professional or Principal Life Insurance Company either by:
•    Calling us at 1-800-852-4450 between the hours of 7 a.m. and 6 p.m. Central Time
•    Sending us your inquiry at the below address:
Principal Life Insurance Company
Attn: RIS Annuity Services
P O Box 9382
Des Moines, Iowa 50306-9382
For more detailed information about this and the other available Indices, see APPENDIX B: ADDITIONAL INDEX DISCLOSURES.
Liquidity Risks
Liquidity Risk Generally
This Contract is not suitable as a short-term savings vehicle and is not appropriate if you need ready access to cash. The benefits of tax deferral and allocation to Segment Options for the full Segment Terms are better for investors with long investment time horizons. Surrender charges apply for up to six years after the Premium Payment and these charges will reduce the value of your Contract if you withdraw money during that time.
A Bond Adjustment will generally apply to a withdrawal, death benefit or Annuitization from any Segment Option on any date (including a Segment End Date), subject to certain exceptions discussed in this prospectus. For example, Secure Income Withdrawals under the GLWB and withdrawals of the Free Surrender Amount are not subject to Bond Adjustments. The dollar amount of a Bond Adjustment is calculated based on the reduction to the Crediting Base for a Segment Option, and is then applied to the amount Surrendered. A partial withdrawal or Annuitization may reduce the Crediting Base by more than the amount Surrendered. In extreme circumstances, you could lose up to 100% of the amount Surrendered due to a negative Bond Adjustment. See 7. FEES, CHARGES AND ADJUSTMENTS — Bond Adjustment for additional information.

Classification: Internal Use

While the Contract provides for a Free Surrender Amount not subject to Surrender Charges or Bond Adjustments, the Free Surrender Amount is limited, and withdrawals of the Free Surrender Amount may be subject to negative Equity Adjustments and taxes. There also may be adverse tax consequences if you take early withdrawals from the Contract, including amounts withdrawn from the Contract being subject to a 10% federal penalty if taken before age 59½, which would be in addition to any other federal or state income taxes payable.
Limits on Transfers
The restrictions applicable to Transfers also creates liquidity risk. You are only able to make Transfers of Accumulated Value among the various Segment Options at the end of a Segment Term. This significantly limits your ability to react to changes in market conditions during Segment Terms.
Transfers to the Fixed Segment Option are subject to additional limits. The maximum you can allocate to the Fixed Segment Option for the initial Segment Term is 50%. Also, while the GLWB remains in effect, at the end of a Segment Term, Transfers to the Fixed Segment Option cannot result in your Accumulated Value in the Fixed Segment Option being more than the greater of (a) 50% of your total Accumulated Value or (b) your Secure Income Benefit Payment for the current Contract Year. This restriction will only be applicable if the Fixed Segment Option is involved in your Transfer request.
Your Transfer requests must be received by us at least two Valuation Days prior to the end of a Segment Term. If you submit a Transfer request but we do not receive it prior to the start of that two-day period, your Accumulated Value will be automatically re-invested as described in 11. OPTIONS AT END OF SEGMENT TERM. The Segment End Date counts as one of those two Valuation Days if the Segment End Date is on a Valuation Day. If the Segment End Date is not on a Valuation Day, the Valuation Day prior to the Segment End Date is the end of that two-day period. For example, if the Segment End Date is a Saturday, the end of the two-day period is the preceding Friday, and your Transfer request must be received by us before the end of the Valuation Day on the preceding Wednesday. This example assumes no holidays during this period.
In the absence of timely instructions in Good Order, the Accumulated Value in the ended Segment Option will be automatically re-invested in the same Segment Option for a new Segment Term (with the Cap Rate, Participation Rate or annual interest rate applicable to a new Segment Term), provided that the same Segment Option is available for a new Segment Term.
If we do not receive timely instructions in Good Order and the same Segment Option is no longer available, the Accumulated Value in the ended Segment Option will be automatically Transferred to the applicable default option, as follows:
•    If the ended Segment Option is the Fixed Segment Option, and the Fixed Segment Option is no longer available, the default option will be the following Index-Linked Segment Option: (a) for Segment Terms ending before May 18, 2026, Point-to-Point, S&P 500® Price Return Index, Participation Rate and Cap Rate, 1-year Segment Term, 0% Floor, or (b) for Segment Terms ending on or after May 18, 2026, Point-to-Point, S&P 500® Price Return Index, Participation Rate and Cap Rate, 1-year Segment Term, 10% Buffer. •    If the ended Segment Option is an Index-Linked Segment Option, and that Index-Linked Segment Option is no longer available, the default option will be a 1-year Index-Linked Segment Option with the same Index and Buffer Rate or Floor Rate, if available (with the Cap Rate and Participation Rate applicable to a new Segment Term). If there are multiple such Segment Options available, the Accumulated Value in the ended Segment Option will be automatically Transferred to the one with the higher Cap Rate limitation. If there is no such Segment Option available, the default option will be the Fixed Segment Option (with the annual interest rate applicable to a new Segment Term).

Classification: Internal Use

We reserve the right to change the default options as described above in the future (e.g., we may designate the sole Index-Linked Segment Option that we guarantee to make available for the life of the Contract as the default option in all cases).
Please note, the Cap Rate, Participation Rate or annual interest rate we declare for the new Segment Term may differ (higher or lower) from the previous Segment Term, subject to the guaranteed limits described in this prospectus.
Transfers from a Segment Option are only allowed on the Segment End Date. If you wish to Transfer, you must Notify us at least two Valuation Days prior to the end of the Segment Term for the given Segment Option. The Segment End Date counts as one of those two Valuation Days if the Segment End Date is on a Valuation Day. If you fail to Transfer Accumulated Value at the end of a Segment Term and do not wish to remain invested in a particular Segment Option for another Segment Term, you may take a full withdrawal of the related Accumulated Value. Withdrawing all or some of the Accumulated Value may cause you to incur Surrender Charges, negative Bond Adjustments, negative Equity Adjustments, taxes and tax penalties, as discussed in this section. If you purchase another investment vehicle, it may have different features, fees and risks than this Contract. For additional information, see 11. OPTIONS AT END OF SEGMENT TERM.
Liquidity Risks Related to Segment Interim Value
See “Segment Interim Value Risk” below for information on how liquidity risks relate to our Interim Value calculation.
Consequences of Withdrawals/Surrenders Generally
There is a risk of loss of principal and/or prior earnings if you take a withdrawal from your Contract during the first six Contract Years where a Surrender Charge would be deducted. Withdrawals may also be subject to negative Bond Adjustments, negative Equity Adjustments and taxes and tax penalties, all of which may result in loss of principal and/or prior earnings. These may result in loss even when the Index for an Index-Linked Segment Option has performed positively. Withdrawals will also reduce the death benefit, perhaps by more than the amount withdrawn. Withdrawals under the Contract include full withdrawals, partial withdrawals, GLWB withdrawals (Secure Income Withdrawals and Excess Withdrawals), RMD withdrawals, scheduled withdrawals, unscheduled withdrawals and withdrawals of the Free Surrender Amount. Annuitizations and death benefits are subject to similar risks as withdrawals. They may be subject to negative Bond Adjustments whenever they occur, even on a Segment End Date. They may also be subject to negative Equity Adjustments if they occur prior to a Segment End Date for an Index-Linked Segment Option. If you set up scheduled withdrawals, your exposure to these risks will repeat as long as the scheduled withdrawals continue.
Other than implicit ongoing fees to the extent that your participation in Index gains is limited by our use of a Cap Rate or Participation Rate (i.e., the extent to which your positive returns, if any, under an Index-Linked Segment Option are lower than the Index's returns due to our application of a Cap Rate or Participation Rate), the only ongoing charge with this Contract is the charge for the Secure Income Protector GLWB. While the Secure Income Protector GLWB remains in effect, the ongoing charge could also cause amounts available for withdrawal under your Contract to be less than what has been invested in the Contract, even if Index performance has been positive.
The limits on downside loss provided by the floor feature or buffer feature, as applicable, are for the entire Segment Term for a particular Segment Option and are not annual limits.
We may defer payments under this Contract for up to six months if the insurance regulatory authority of the state in which we issued the Contract approves such deferral.
For additional information, see 12. WITHDRAWALS.

Classification: Internal Use

Secure Income Protector (GLWB) Risks
You should not purchase the Contract if you do not want the Secure Income Protector (GLWB). The Contract is automatically issued with the GLWB, and there is an annual ongoing fee for the benefit. Prior to your 6th Contract Anniversary, you cannot terminate the GLWB without fully Surrendering the Contract. A full Surrender may be subject to Surrender Charges (except Surrender Charges do not apply upon Annuitization or to death benefits), negative Bond Adjustments, negative Equity Adjustments, taxes and tax penalties. In addition, Annuitizations are not available until after the second Contract Year. If you remove the GLWB, you will have paid for the benefit without receiving its financial benefits, if any.
You will begin paying GLWB Fees immediately rather than the date that you begin taking Secure Income Withdrawals. You could be paying GLWB Fees for many years before you begin taking Secure Income Withdrawals. GLWB Fees will reduce your returns, if any, from investing in the Segment Options.
The GLWB is designed to help protect against the risk of poor investment performance and the risk of outliving your money. However, there is no guarantee that the GLWB will be sufficient to meet your future income needs, and there is no guarantee that you will realize any financial benefit from the GLWB. The GLWB does not guarantee that you will receive any earnings on your Premium Payment.
You should carefully weigh the benefits of the GLWB against its annual charge and in light of the market downside protections that are already provided by the Index-Linked Segment Options. Secure Income Withdrawals under the GLWB are taken from your own Accumulated Value until it is reduced to zero. If your Accumulated Value is never reduced to zero for a reason other than an Excess Withdrawal, you will never enter the phase of the GLWB where you begin receiving guaranteed lifetime payments. In other words, our promise to make Secure Income Benefit Payments to you for life would never be triggered. There may be minimal chance under the GLWB of outliving your Accumulated Value and receiving lifetime payments from us. There is no guarantee that the GLWB will meet your retirement income needs or that you will realize any financial benefit. The GLWB’s lifetime withdrawal guarantees are subject to terms and conditions that, if not followed, could result in significant reductions to or termination of the benefit.
The GLWB guarantees the ability to take Secure Income Withdrawals up to the Secure Income Benefit Payment each Contract Year. If the Covered Life (or oldest Covered Life, if applicable) is not at least age 59½ on the Contract Date, Secure Income Withdrawals are not available until the date that the Covered Life (or oldest Covered Life, if applicable) attains age 59½. Once Secure Income Withdrawals are available, all withdrawals, as well as partial Annuitizations, count against your Secure Income Benefit Payment. Any Surrender in excess of the Secure Income Benefit Payment will be treated like an Excess Withdrawal for purposes of calculating the reduction in your future benefit. Secure Income Withdrawals will not reduce your future benefit and are not subject to Surrender Charges or Bond Adjustments, but they may be subject to negative Equity Adjustments and taxes. In addition, if taken prior to a Segment End Date for an Index-Linked Segment Option, Secure Income Withdrawals will not be credited with any interest at the end of the Segment Term.
Excess Withdrawals under the GLWB are subject to significant risk. All withdrawals prior to Secure Income Withdrawals becoming available, and all withdrawals in excess of the Secure Income Benefit Payment after Secure Income Withdrawals become available, are Excess Withdrawals. Excess Withdrawals will reduce your future benefit, and the reduction may be more than the amount withdrawn due to proportionate reductions in your Secure Income Benefit Base. If an Excess Withdrawal reduces your Secure Income Benefit Base to zero, the GLWB and the Contract will immediately terminate. Excess Withdrawals may also be subject to Surrender Charges, negative Bond Adjustments, negative Equity Adjustments and taxes and tax penalties. You should not purchase the Contract if you expect to take Excess Withdrawals.

Classification: Internal Use

The Income Distribution Program automatically Transfers at the start of each Segment Term an amount equal to your Secure Income Benefit Payment from your ended Index-Linked Segment Option(s) to the Fixed Segment Option. This is intended to help you avoid Equity Adjustments on your Secure Income Withdrawals, as the program is designed for you to take your Secure Income Withdrawals from the Fixed Segment Option. If you do not take advantage of the Income Distribution Program, and you take a Secure Income Withdrawal from an Index-Linked Segment Option before the end of the Segment Term, your Secure Income Withdrawal will be subject to an Equity Adjustment, which may be negative. If you participate in the Income Distribution Program, in order to benefit from the program, you must take your Secure Income Withdrawals from the Fixed Segment Option. If you take Secure Income Withdrawals from the Index-Linked Segment Options, you run the risk of Equity Adjustments (in the case of Withdrawals from Index-Linked Segment Options) and that any additional amounts withdrawn from the Fixed Segment Option may be an Excess Withdrawal.
At the time you purchase the Contract, you must elect between two lifetime income options: Level Income Option or Tiered Income Option. Level Income Option provides for no change in the Secure Income Benefit Payment when our lifetime payment guarantees are triggered, if ever. Tiered Income Option provides for a lower Secure Income Benefit Payment when our lifetime payment guarantees are triggered, if ever. You should carefully consider your financial objectives and goals when selecting between Level Income Option and Tiered Income Option. Neither Level Income Option nor Tiered Income Option guarantees that we will ever pay a Secure Income Benefit Payment from our own assets.
You should carefully consider when to begin taking your first withdrawal under the Contract. The GLWB has a Secure Income Deferral Credit feature that on each Contract Anniversary increases the Secure Income Percentage used to calculate your Secure Income Benefit Payment for each full Contract Year before you take your first withdrawal. There is no way to know when you should begin taking withdrawals with certainty. On one hand, the longer you wait to start Secure Income Withdrawals, the less time you have to benefit from the GLWB because as time passes, your life expectancy is reduced. On the other hand, the longer you wait to start withdrawals, the more you may benefit from Secure Income Deferral Credits. You should also consider that all withdrawals prior to the availability of Secure Income Withdrawals are always Excess Withdrawals.
All benefits from the accumulation period terminate once the Contract has been fully Annuitized, including the GLWB and the death benefit. Generally, you should not elect to fully Annuitize the Contract unless the annual amount of your annuity payments would be greater than your annual Secure Income Benefit Payment under the GLWB. In this regard, if your Secure Income Benefit Base is greater than your Contract Accumulated Value, the income stream provided by your GLWB is likely more valuable than an income stream under an annuity benefit payment option. Before Annuitizing or selecting a payment option, you should consult with a financial professional and contact us toll-free at 1-800-852-4450 for a comparison of the different payout options based on your Contract. You should also understand that, in electing to fully Annuitize, you would be terminating the GLWB as well as the death benefit.
If the Contract reaches the latest Annuitization Date, the GLWB will terminate (as well as the death benefit), but you may choose to continue the income stream provided by the GLWB by electing to receive fixed payments equal to your Secure Income Benefit Payment each Contract Year until the death of the last Covered Life. If you make this election, you will forfeit your remaining Contract Accumulated Value, and we will make the payments from our own assets.
Alternatively, you may choose to apply your entire Contract Accumulated Value to an annuity benefit payment option that we make available, such as Life Income, Life Income with Period Certain, Joint and Survivor, and Joint and Survivor with Period Certain. If you select one of these options, your entire Contract Accumulated Value will be applied to the selected option and we will make the payments from our own assets. However, you should understand that you would be forfeiting the income stream provided by the GLWB (for which you paid GLWB Fees, potentially over many years), and that the income stream provided by one of

Classification: Internal Use

these options will generally differ in amount and/or duration compared to the income stream provided by the GLWB.
If we have not received your selection as of the latest Annuitization Date, you will receive the following payment option that results in the higher annual payment amount: (a) fixed payments equal to your Secure Income Benefit Payment each Contract Year until the death of the last Covered Life or (b) Life Income with payments guaranteed for a period of 10 years (for Contracts with one Annuitant) or Joint and Full Survivor Income with payments guaranteed for a period of 10 years (for Contracts with two Annuitants). We will send you written notice at least 30 days prior to the latest Annuitization Date and ask you to select a payment option.
The Contract is generally designed for an Owner to remain in the accumulation phase and keep the GLWB in force, while taking Secure Income Withdrawals and avoiding Excess Withdrawals, in order to maximize the likelihood that the Contract Accumulated Value will be reduced to zero for a reason other than an Excess Withdrawal, thereby triggering our lifetime payment obligations under the GLWB. Nonetheless, it is possible that the income stream provided by an annuity benefit payment option (e.g., payments for a period certain) may be more appropriate for you based on your personal circumstances and financial goals. As such, before Annuitizing or selecting a payment option, you should consult with a financial professional and contact us toll-free at 1-800-852-4450 for a comparison of the different payout options based on your Contract.
Fixed Segment Option Risk
We determine the annual interest rate for the Fixed Segment Option at our discretion. In no event will we declare an annual interest rate lower than the Guaranteed Minimum Interest Rate of 0.05%. You bear the risk that we will not credit interest for a new Segment Term at a rate greater than the Guaranteed Minimum Interest Rate. There is no guarantee that the Fixed Segment Option will be made available for future Segment Terms.
Credit Risks
Our general account assets support our financial guarantees under the Contract and are subject to the claims of our creditors. As such, the guarantees under the Contract are subject to our financial strength and claims-paying ability. There is a risk that we may default on those guarantees. You need to consider our financial strength and claims-paying ability in meeting the guarantees under the Contract. You may obtain information on our financial condition by reviewing our financial statements included in the Statement of Additional Information.
The amount you invest is not placed in a registered separate account and your rights under the Contract to invested assets and the returns on those assets are subject to Company’s claims-paying ability. The Unregistered Separate Account that we use to support the Index-Linked Segment Options is non-unitized, which means neither an Owner nor amounts allocated to the Segment Options participate in the performance of the assets held in the Unregistered Separate Account.
The assets in the Unregistered Separate Account are insulated, which means they are not subject to the claims of the creditors of the Company.
Segment Interim Value Risk
On each Valuation Day of the Segment Term, other than the first and last day, we determine the Segment Interim Value for each Index-Linked Segment Option. In order to calculate your Segment Interim Value, we apply a formula that is not directly tied to the actual performance of the applicable Index. Instead, we calculate it by determining the value of hypothetical investments and derivatives that we may or may not actually hold in order to provide a current estimate of the value of the Segment Option at the end of the Segment Term. This means that even if the Index has performed positively, it is possible that the Segment Interim Value may have

Classification: Internal Use

decreased. For more information and to see how we calculate the Segment Interim Value, see 7. FEES, CHARGES AND ADJUSTMENTS – Equity Adjustment and 10. INDEX-LINKED SEGMENT OPTION MECHANICS – Segment Interim Value.
Segment Interim Value is calculated using the Crediting Base and the applicable Equity Adjustment. The Segment Interim Value always reflects the Equity Adjustment. A Segment Interim Value (and, in turn, the Equity Adjustment) will apply to your Contract when any of the following transactions occurs during a Segment Term on any date other than the Segment Start Date or Segment End Date: (i) any withdrawal from an Index-Linked Segment Option, including a full withdrawal, partial withdrawal, GLWB withdrawal (Secure Income Withdrawal or Excess Withdrawal), withdrawal of the Free Surrender Amount, RMD withdrawal, scheduled withdrawal or unscheduled withdrawal; (ii) any Annuitization of Contract Accumulated Value in an Index-Linked Segment Option; (iii) any death benefit, if Contract Accumulated Value is allocated to an Index-Linked Segment Option; (iv) Segment Lock-In is exercised; or (v) GLWB Fees are deducted. In extreme circumstances, you could lose up to 100% of your investment due to a negative Equity Adjustment.
If you allocate Accumulated Value to an Index-Linked Segment Option, Segment Credits will not be credited to your Accumulated Value in the particular Segment Option until the end of the Segment Term. Amounts withdrawn from an Index-Linked Segment Option prior to the end of a Segment Term will not have a Segment Credit applied to it. This includes Accumulated Value being applied to pay a death benefit or to an Annuitization option during a Segment Term. Except for the first and last Valuation Day of a Segment Term, your Segment Interim Value is the amount available for withdrawals, Annuitization and death benefits (collectively, “Surrenders”) and to pay GLWB Fees. There is risk that this Segment Interim Value could be less than your original Premium Payment even if the applicable Index has been performing positively.
Partial withdrawals and partial Annuitizations, and deductions for GLWB Fees, from Segment Interim Value for an Index-Linked Segment Option will also reduce your Crediting Base for that Segment Option. The Crediting Base will be proportionately reduced, and this reduction could be greater than the amount Surrendered or the GLWB Fee deducted. On the Segment End Date, the Crediting Base is reduced (after the application of Segment Credit) by the amount Surrendered or the GLWB Fee deducted. A reduction to your Crediting Base prior to the end of the Segment Term for an Index-Linked Segment Option will result in lower Segment Interim Values for the remainder of the Segment Term. Also, a reduction to your Crediting Base will result in less gain or more loss, as applicable, at the end of a Segment Term.
Buffer and Floor Rate Risk
The Buffer or Floor Rate that is applicable to a Segment Option only provides you with limited protection from negative Index performance at the end of a Segment Term. You could lose a significant amount of your Premium Payment and/or prior earnings under the Contract.
Under an Index-Linked Segment Option, the maximum amount of loss that you could experience from negative Index performance at the end of a Segment Term, after taking into account the minimum limits on Index loss currently provided under the Contract, would be: 90% loss for a 10% Buffer Rate; 80% loss for a 20% Buffer Rate; 10% loss for a 10% Floor Rate; or 0% loss for a 0% Floor Rate or a 100% Buffer Rate.
You could lose a significant amount of money if an Index declines in value. The limits on Index loss offered under the Contract may change from one Segment Term to the next; however, we will always offer an Index-Linked Segment Option with a 10% Buffer Rate. This means that there will always be an Index-Linked Segment Option that limits Index losses for a single Segment Term to a maximum of 90% (although your cumulative losses over multiple Segment Terms could be greater).

Classification: Internal Use

You also bear the risk that continued negative Index Changes may result in zero or negative Segment Credits being credited to your Accumulated Value over multiple Segment Terms. Given that the Floor Rate and Buffer Rate (as applicable) are expressed as to a single Segment Term, if an Index-Linked Segment Option is credited with negative Segment Credits for multiple Segment Terms, the cumulative loss may exceed the stated limit of the Buffer Rate or Floor Rate for any single Segment Term.
As of May 18, 2026, we are no longer offering Floor Segment Options for new Segment Terms. Contracts with applications signed before May 18, 2026 may select an available Floor Segment Option for the initial Segment Term. We reserve the right to offer Floor Segment Options in the future. If you are interested in an Index-Linked Segment Option that provides complete protection from Index losses, you should discuss the Index-Linked Segment Options with a 100% Buffer Rate (each with a 6-Year Segment Term) with your financial professional. These Segment Options are available for investment on or after May 18, 2026, and provide the same level of protection from Index losses as a 0% Floor Rate. However, please note: (i) they are subject to the availability restrictions for Index-Linked Segment Options with 6-Year Segment Terms; (ii) you must hold your investment for 6 years in order to be protected from Index losses, and (iii) we may limit Index gains to a greater degree than other Index-Linked Segment Options based on the Cap Rate or Participation Rate we declare. You should also understand that, even if you select a 100% Buffer Rate, you could experience losses due to Surrender Charges, negative Bond Adjustments, negative Equity Adjustments, and/or taxes and tax penalties. Any such losses will not be tied to Index performance, will not be subject to the 100% Buffer Rate’s downside protection, and could be greater than any losses experienced by an Index.
The limits on downside loss provided by the floor feature or buffer feature, as applicable, are for the entire Segment Term for a particular Segment Option and are not annual limits.
For withdrawals, Annuitizations and death benefits that occur during a Segment Term, you or your beneficiaries (as applicable) will not receive the full protection of the Buffer Rate or Floor Rate in the calculation of the Segment Interim Value. In order to receive the full protection, the particular transaction must occur on the Segment End Date.
For additional information, see 10. INDEX-LINKED SEGMENT OPTION MECHANICS.
Cap Rate and Participation Rate Risk
For each Index-Linked Segment Option, positive Index returns at the end of a Segment Term will be subject to a Cap Rate and Participation Rate. The Segment Return will equal the Index Change multiplied by the Participation Rate, up to the Cap Rate. As such, both the Cap Rate and Participation Rate may cause your return to be less than the Index Change.
The Cap Rate is a maximum limit on the positive Index Change, if any, that may be credited to your Contract for a given Segment Term. The Cap Rate does not guarantee a certain amount of Segment Credit. We set the Cap Rates at our discretion. You bear the risk that we will not set the Cap Rates higher than 0.50%, which is the guaranteed minimum Cap Rate.
The Participation Rate represents your participation in a positive Index Change, if any, at the end of the Segment Term, expressed as a percentage. If the Participation Rate is less than 100%, your return will necessarily be less than the positive Index Change. You bear the risk that we will not set the Participation Rates higher than 5.00%, which is the guaranteed minimum Participation Rate.
If we do not declare a Cap Rate for a particular Segment Option and Segment Term, the Segment Option will not be subject to a Cap Rate limitation for that Segment Term, but will be subject to the applicable Participation Rate.
Your risk of investment loss could be significantly greater than the potential for investment gain. For example, assuming the guaranteed minimum Cap Rate of 0.50% and guaranteed minimum Participation

Classification: Internal Use

Rate of 5.00%, the maximum potential gain at the end of a Segment Term due to positive Index performance would be 0.50%.
We set Cap Rates and Participation Rates at our discretion, subject to guaranteed minimums. We consider a number of factors when declaring Cap Rates and Participation Rates, such as the applicable Buffer Rate or Floor Rate, costs of financial instruments we use to manage our risk associated with our obligations (which can be impacted by market conditions and forces), sales commissions, administrative expenses, regulatory and tax requirements, general economic trends and competitive factors.
The Cap Rate and Participation Rate declared for a Segment Term are for the entire Segment Term for a particular Segment Option. They are not annual limits.
For additional information, see 10. INDEX-LINKED SEGMENT OPTION MECHANICS.
Peak Buffer Risk
A Peak Buffer Segment Option is subject to the same risks as a Buffer Segment Option. See “Buffer and Floor Rate Risk” above. A Peak Buffer Segment Option has a Buffer Rate that provides you with only limited protection from negative Index performance at the end of a Segment Term. You could lose a significant amount of your Premium Payment and/or prior earnings under the Contract. As noted under “Buffer and Floor Rate Risk” above, limits on downside loss provided by the buffer feature are for the entire Segment Term for a particular Peak Buffer Segment Option and are not annual limits.
A Peak Buffer Segment Option differs from a Buffer Segment Option only with respect to the potential for gain in the event of a negative Index Change, provided that the negative Index Change does not exceed the Buffer Rate. Even though any gain from a negative Index Change would not be subject to the Cap Rate or Participation Rate, the potential gain would be limited. In no event would any such gain, if any, be greater than the Peak Buffer Midpoint (10%) and could be as low as 0%.
A Peak Buffer Segment Option will generally have a lower Cap Rate and/or Participation Rate than a Buffer Segment Option with the same Index, Segment Term and Buffer Rate, as Peak Buffer Segment Options generally expose us to more risk than Buffer Segment Options because, under Peak Buffer Segment Options, we may need to credit gain for negative Index performance.
Segment Lock-In Risk
If you exercise a Segment Lock-In, and the locked-in Equity Adjustment is negative, you will be locking-in a loss rather than a gain. The loss could be significant. The Segment Credit you receive upon exercising Segment Lock-In may be lower than the Segment Credit you would have received on the Segment End Date if you hadn’t exercised the Segment Lock-In. Similarly, you may receive a negative Segment Credit due to exercising Segment Lock-In when, had you not exercised Segment Lock-In, you would have received a positive Segment Credit on the Segment End Date. You also may receive less than the full protection of the Buffer Rate or Floor Rate (as applicable). This is due to an Equity Adjustment being applied in calculating the Segment Credit instead of the point-to-point crediting method. If a lock-in is exercised, the Segment Option’s Floor Rate, Buffer Rate, Peak Buffer Midpoint, Cap Rate and Participation Rate (as applicable) will no longer be applied on the Segment End Date. In addition, the amount of the Equity Adjustment is unknown at the time the Segment Lock-In is exercised (as discussed immediately below).
At the time you exercise a Segment Lock-In, you will not know the locked-in Equity Adjustment in advance because the Equity Adjustment is calculated at the end of the Valuation Day. The locked-in Equity Adjustment could be lower than you anticipated. If you submit a Segment Lock-In request, the locked-in Equity Adjustment may be lower or higher than the Equity Adjustment that was last calculated before you submitted your request. If you establish Lock-In Thresholds, you will not know the locked-in Equity Adjustment in

Classification: Internal Use

advance, although the locked-in Equity Adjustment will be at least equal to the upper threshold or lower threshold, as applicable. For additional information on how the Equity Adjustment is calculated, see 10. INDEX-LINKED SEGMENT OPTION MECHANICS — Segment Interim Value — Calculation of Equity Adjustment.
You can obtain the current Segment Interim Value and Equity Adjustment by calling us at 1-800-852-4450 or by visiting www.principal.com and using your secure login. However, as explained above, if you were to exercise Segment Lock-In, the locked-in Equity Adjustment may be more or less than the quoted value. You should speak to your financial professional before executing Segment Lock-In.
If you have selected a Peak Buffer Segment Option for investment, before exercising Segment Lock-In or establishing Lock-In Thresholds, you should consider the fact that if a negative Index Change on the Segment End Date does not exceed the Buffer Rate, you will be credited gain (if the negative Index Change is less than the Buffer Rate) or no loss (if the negative Index Change equals the Buffer Rate). If you lock-in a negative Equity Adjustment, you are locking in the loss reflected in the Equity Adjustment in all cases.
We will not provide advice or notify you regarding whether you should exercise the Segment Lock-In features or the optimal time for doing so. It is possible that you may exercise Segment Lock-In at a sub- optimal time during the Segment Term, or that there is no optimal time to exercise Segment Lock-In during a Segment Term. We will not warn you if you exercise the Segment Lock-In features at a sub-optimal time. We are not responsible for any losses or foregone gains related to your decision whether or not to exercise the Segment Lock-In features.
Once a Segment Lock-In is executed, it is irrevocable for that Segment Term. A lock-in will not be applied retroactively and can only be exercised for the entire Segment Option. A Segment Lock-In may only be exercised once per Segment Term for each Index-Linked Segment Option.
For additional information, see 10. INDEX-LINKED SEGMENT OPTION MECHANICS — Segment Lock-In Feature.
Segment Option and Index Availability Risk
There is no guarantee that any particular Segment Option or Index will be available during the entire period that you own your Contract, with the exception of the following Index-Linked Segment Option which is guaranteed to be available (subject to our right of Index substitution) for the life of the Contract: Point-to- Point, S&P 500® Price Return Index, Participation Rate and Cap Rate, 1-year Segment Term, 10% Buffer. If you are not comfortable with the possibility that could be the only Segment Option available in the future, you should not buy this Contract, as we do not guarantee the availability of any other Index-Linked Segment Option or the Fixed Segment Option.
As of May 18, 2026, we are no longer offering Floor Segment Options for new Segment Terms. We reserve the right to offer Floor Segment Options in the future. If we offer Floor Segment Options in the future, we do not guarantee that any such Segment Option will always be available, and we do not guarantee a minimum Floor Rate for any Floor Segment Option that we may offer in the future.
If we exercise our right to remove one or more Segment Options, and you do not wish to invest in any of the Segment Options that are made available for investment (which may be limited to the sole Index-Linked Segment Option that we guarantee to make available), your only option would be to take a full withdrawal or fully annuitize your Contract, which may cause you to incur Surrender Charges, a negative Bond Adjustment, a negative Equity Adjustment, taxes and tax penalties. If you purchase another investment vehicle, it may have different features, fees and risks that this Contract.

Classification: Internal Use

There are restrictions that limit the Segment Options you may choose. Index-Linked Segment Options with a 6-year Segment Term are available for investment only upon purchase of the Contract and after the sixth Contract Year. Certain Index-Linked Segment Options have been closed to investment. See APPENDIX A.
We may replace an Index if it is discontinued or if there is a substantial change in the calculation of the Index, or if hedging instruments become difficult to acquire or the cost of hedging becomes excessive.
Other considerations relating to this risk include:
•    In addition to the investment performance and risks of loss that already are part of your Contract, the returns you otherwise may have anticipated may not be available in situations where the Company reserves the right to discontinue an Index in the middle of a Segment Term. This is due in part to the fact that, if we substitute an Index, the performance of the new Index may differ from the original Index. This may negatively affect the Segment Credit you earn during the Segment Term or the Segment Interim Values that you can lock-in under the Segment Lock-In feature.
•    We may replace an Index at any time during a Segment Term; however, we will notify you in writing at least 30 days prior to replacing an Index. If we replace an Index, this does not cause a change in the Cap Rate, Participation Rate, Floor Rate, Buffer Rate or Peak Buffer Midpoint, as applicable. You will have no right to reject the replacement of an Index, and you will not be permitted to Transfer Segment Interim Values until the end of the applicable Segment Term even if we replace the Index during such Segment Term. The new Index and the replaced Index (which you may have previously chosen) may not be similar with respect to their component securities or other instruments, although we will attempt to select a new Index that is similar to the old Index.
•    At the end of the Segment Term, you may Transfer your Segment Value to another Segment Option without charge. If you do not want to remain invested in the relevant Segment Option for the remainder of the Segment Term, your only option will be to withdraw or Annuitize the related Segment Interim Value, which may cause you to incur Surrender Charges, a negative Bond Adjustment, a negative Equity Adjustment, taxes and tax penalties, as discussed in this section. If you purchase another investment vehicle, it may have different features, fees and risks than this Contract.
•    Changes to the Cap and Participation Rates, if any, occur at the beginning of the next Segment Term. We will provide written notice at least 15 calendar days prior to each Segment Start Date instructing you how to obtain the Cap and Participation Rates for the next Segment Term. Those Cap and Participation Rates will be made available to you at least 7 calendar days prior to the Segment Start Date. You are only able to make Transfers of Accumulated Value among the various Segment Options at the end of a Segment Term. See Liquidity Risks — Limits on Transfers Between Segment Options above.
•    If you do not like a new Cap or Participation Rate for a particular Segment Option, at the end of the current Segment Term, you may Transfer your Segment Value to another Segment Option without charge.
•    We will not substitute any Index until the new Index has received any necessary regulatory clearances. Any addition, substitution or removal of an Index-Linked Segment Option or Index will be communicated to you in writing. If we add or remove an Index (as opposed to replacing an Index), the changes will not be effective for your Contract until the start of the next Segment Term. Adding or removing an Index does not cause a change in the Floor or Buffer Rates, as applicable. Any Index-Linked Segment Option based on the performance of the newly added Index may have a new Cap and Participation Rate.

Classification: Internal Use

•    You should evaluate whether our ability to make the changes described above, and your ability to react to such changes, are appropriate based on your investment goals. When such changes occur, you should also evaluate whether those changes are appropriate based on your investment goals and, if not, you should evaluate your options under the Contract, which may be limited and may have negative consequences associated with them, as described in this section.
For additional information, see 10. INDEX-LINKED SEGMENT OPTION MECHANICS — The Indices – Discontinuation or Substitution of an Index and 11. OPTIONS AT END OF SEGMENT TERM.
Single Premium Payment Risk
This Contract is a single premium product. After the Premium Payment is made, no additional Premium Payments will be accepted. You will be unable to increase the value of your Contract, including the GLWB and the death benefit, with additional premiums.
Risks Affecting Our Administration of Your Contract
Our operations and/or the activities and operations of our service providers and business partners are subject to certain risks that are beyond our control, including systems failures, cyber-attacks and pandemics (and similar events). These risks are not unique to the Company and they could materially impact our ability to administer the Contract. Financial services companies and their third-party service providers are increasingly the targets of cyber-attacks. The techniques used to attack systems and networks change frequently, are becoming more sophisticated and can originate from a wide variety of sources. The use of remote or flexible work arrangements, remote access tools and mobile technology have expanded potential targets for cyber-attack.
The Company is highly dependent upon its computer systems and those of its business partners and service providers. This makes the Company potentially susceptible to operational and information security risks resulting from a cyber-security incident. These risks include direct risks, such as theft, misuse, corruption and destruction of data maintained by the Company, and indirect risks, such as denial of service attacks on systems and websites, unauthorized release of personal or confidential customer information and other operational disruptions that could severely impede our ability to conduct our business and administer the Contract (e.g., calculate Contract values or process transactions). Operational disruptions and system failures also could occur based on other natural or man-made events, which could have similar impacts on your Contract. Although we make substantial efforts to protect our computer systems from these security risks, including internal processes and technological defenses that are preventative or detective, and other controls designed to provide multiple layers of security assurance, there can be no guarantee that we or our service providers will avoid all cyber-security incidents in the future. It is possible that a cyber-security incident could persist for an extended period of time without detection.
If your Contract is adversely affected as a result of the failure of our cyber-security controls, we will take reasonable steps to restore your Contract.
6.    OUR OBLIGATIONS AND HOW TO CONTACT US
Our obligations under the Contract (including the Index-Linked Segment Options, Fixed Segment Option, Secure Income Protector GLWB, death benefits, income payments and other benefits available under the Contract) are obligations of Principal Life Insurance Company. All obligations are funded by the Company’s general account. The Company is obligated to pay all amounts promised to investors under the Contracts, subject to its financial strength and claims-paying ability.
The Company’s business address is 711 High Street, Des Moines, IA 50392.

Classification: Internal Use

Ways to contact Principal Life Insurance Company:
•    Calling us at 1-800-852-4450 between the hours of 7 a.m. and 6 p.m. Central Time
•    Mailing your instructions to us at the below address:
Principal Life Insurance Company
Attn: RIS Annuity Services
P O Box 9382
Des Moines, Iowa 50306-9382
•    Faxing us at 1-866-894-2093
•    Visiting www.principal.com using your secure login.
•    Emailing us at annuityprocessing@principal.com

Reliance on Rule 12h-7
With respect to the offering of Index-Linked Segment Options, the Company relies on the exemption provided by Rule 12h-7 under the Securities Exchange Act of 1934 from the requirement to file reports pursuant to Section 15(d) of that Act.
7.    FEES, CHARGES AND ADJUSTMENTS
Certain charges are deducted under the Contract. If the charge is not sufficient to cover our costs, we bear the loss. If the expense is more than our costs, the excess is profit to the Company. We expect a profit from all the fees and charges listed below, except Premium Tax.
Deferred Sales Load (“Surrender Charge”)
No sales charge is collected or deducted when the Premium Payment is applied under the Contract. A Surrender Charge is assessed on certain full or partial withdrawals. The Surrender Charge is calculated as follows:
1.    Apply the Bond Adjustment against the withdrawal amount requested, after subtracting the Free Surrender Amount (the Bond Adjustment could be positive, negative or zero); then
2.    Multiply the Surrender Charge percentage by the amount from step 1, after subtracting the Free Surrender Amount.
The Surrender Charge is then deducted from the requested withdrawal amount after the Bond Adjustment. See the Surrender Charge Example below for more details.
A Surrender Charge does not apply to Annuitizations, death benefits or withdrawals of the Free Surrender Amount. Under the GLWB, because the Free Surrender Amount for a Contract Year will be no less than your Secure Income Benefit Payment, Secure Income Withdrawals will not be subject to a Surrender Charge or a Bond Adjustment. Please note that all withdrawals and partial Annuitizations count against your Secure Income Benefit Payment for a Contract Year. See “Free Surrender Amount” below.
If you specify the percentages to be withdrawn from each Segment Option as part of a partial withdrawal request, those allocation percentages will also apply to the Surrender Charges. If you do not provide us with specific percentages, the charge is deducted in the same proportion as the Accumulated Value in the Segment Options.
The amounts we receive from the Surrender Charge are used to cover some of the expenses of the sale of the Contract (primarily commissions, as well as other promotional or distribution expenses). If the Surrender

Classification: Internal Use

Charge collected is not enough to cover the actual costs of distribution, the costs are paid from the Company’s general account assets instead of charging you any additional amount.
The maximum Surrender Charge is 8% of the amount withdrawn, declining down to 0% after the sixth Contract Anniversary as follows:

SURRENDER CHARGE TABLE
Contract Year	Surrender Charge
1 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	8.00%
2 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	8.00%
3 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	7.00%
4 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	6.00%
5 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	5.00%
6 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	4.00%
7+ . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	0.00%
Surrender Charge Example
The following example shows how the Surrender Charge is calculated and impacts values. For purposes of this example, the following assumptions were used:
•    Premium Payment = $100,000.00
•    Crediting Base = $100,000.00 (which is the same as the Premium Payment amount because there have been no prior Surrenders)
•    Equity Adjustment percentage = 0% (which assumes there is no adjustment for Index performance up to the partial withdrawal)
•    The Equity Adjustment percentage is set to 0% to simplify the example and make the Surrender Charge the focus of the example
•    Equity Adjustment amount = $0.00
•    The example assumes the Equity Adjustment is 0% and that there have been no prior Surrenders or Segment Credits that could affect the Crediting Base differently than the Accumulated Value. For this reason, the Accumulated Value prior to the withdrawal equals the Crediting Base in this example.
•    Partial withdrawal occurs during first Contract Year

Classification: Internal Use

Crediting Base	$100,000.00
Accumulated Value prior to withdrawal	$100,000.00
Free Surrender Amount	$10,000.00(1)
Withdrawal Amount	$20,000.00
Portion of Crediting Base Surrendered	$20,000.00(2)
Bond Adjustment Percentage	-2.50%
Bond Adjustment Amount	$-250.00(3)
Withdrawal Amount after Bond Adjustment	$19,750.00(4)
Surrender Charge Percentage	8.00%
Surrender Charge	$780.00(5)
Withdrawal Amount after Surrender Charge (excluding any tax withholding)	$ 18,970.00(6)
Accumulated Value after Withdrawal	$ 80,000.00(7)
______________________
(1)    The Free Surrender Amount is $10,000.00. This was calculated by multiplying the Premium Payment ($100,000.00) by 10%.
(2)    Under the simplified assumptions noted above, since the Crediting Base equals the Accumulated Value prior to the withdrawal, the portion of the Crediting Base surrendered is equal to the Withdrawal Amount. The portion of the Crediting Base surrendered would not be equal to the Withdrawal Amount if the Crediting Base did not equal the Accumulated Value prior to withdrawal. For other examples see 10. INDEX-LINKED SEGMENT OPTION MECHANICS — Reduction to Crediting Base Examples.
(3)    The Bond Adjustment amount is negative $250.00. For this example, we assumed the Bond Adjustment percentage was negative 2.50%. The Bond Adjustment amount was calculated by multiplying the portion of the Crediting Base surrendered ($20,000.00), less the Free Surrender Amount ($10,000.00), times the Bond Adjustment percentage (negative 2.50%).
(4)    The Withdrawal Amount after Bond Adjustment is equal to the Withdrawal Amount ($20,000.00) minus the Bond Adjustment amount ($250.00), which is $19,750.00.
(5)    The Surrender Charge amount is $780.00. For this example, we assumed a Surrender Charge percentage of 8.00%, which would be the case if the partial withdrawal occurred during the first or second Contract Year. The Surrender Charge amount is calculated by subtracting the Free Surrender Amount ($10,000.00) from the withdrawal amount after Bond Adjustment ($19,750.00) and multiplying the difference by the Surrender Charge percentage (8.00%).

Classification: Internal Use

(6)    The Withdrawal Amount after Surrender Charge is the Withdrawal Amount ($20,000.00) minus the Bond Adjustment Amount ($250.00) minus the Surrender Charge ($780.00), which is $20,000.00 – $250.00 – $780.00 = $18,970.00.
(7)    The Accumulated Value after Withdrawal is the Accumulated Value prior to Withdrawal ($100,000.00) minus the Withdrawal Amount ($20,000.00), which is $100,000.00 – $20,000.00 = $80,000.00.
Free Surrender Amount
There is a Free Surrender Amount available each Contract Year, which is the amount that may be withdrawn from the Contract each Contract Year without a Surrender Charge or a Bond Adjustment. Subject to the limitations set forth below, you will not incur a Surrender Charge or Bond Adjustment for any withdrawals less than or equal to the Free Surrender Amount. Withdrawals of the Free Surrender Amount may be subject to negative Equity Adjustments and taxes and tax penalties, however.
The Free Surrender Amount for a Contract Year is the greater of:
(1)    10% of the Premium Payment;
(2)    the Secure Income Benefit Payment for that Contract Year; and
(3)    any amount distributed as a result of the Required Minimum Distribution (“RMD”) of the then current Federal Income Tax Regulation for this Contract.
Your Free Surrender Amount remaining for a Contract Year is decreased by all partial withdrawals and partial Annuitizations since the last Contract Anniversary (or since the Contract Date for the first Contract Year).
Withdrawals in excess of the Free Surrender Amount may be subject to Surrender Charges and Bond Adjustments, as well as Equity Adjustments and taxes and tax penalties. All Annuitizations may be subject to Bond Adjustments (whether or not you have Free Surrender Amount remaining), and may also be subject to Equity Adjustments.
Annuitizations are not subject to Surrender Charges regardless of your remaining Free Surrender Amount, but are subject to Bond Adjustments. Partial Annuitizations count against your remaining Free Surrender Amount (if any) for a Contract Year, thereby reducing any Free Surrender Amount remaining for subsequent withdrawals during the same Contract Year.
Death benefits are not subject to Surrender Charges regardless of your remaining Free Surrender Amount, but are subject to Bond Adjustments.
Any Free Surrender Amount not taken in a Contract Year is not added to the amount available under the Free Surrender Amount for any following Contract Year(s).
When Surrender Charges Do Not Apply
The Surrender Charge does not apply to:
•    amounts applied under an annuity benefit payment option; or
•    a withdrawal amount up to the Free Surrender Amount; or
•    payment of any death benefit; or
•    a Secure Income Withdrawal under the GLWB; or

Classification: Internal Use

•    amounts distributed to satisfy the RMD, provided that the amount withdrawn does not exceed the minimum distribution amount that would have been calculated based on the value of this Contract alone; or
•    an amount transferred from a Contract used to fund an IRA to another annuity contract issued by the Company to fund an IRA of the participant’s spouse when the distribution is made pursuant to a divorce decree.
Free Surrender Amount Example
The following example shows you how the free surrender feature works.
For purposes of the example, the following assumptions were used:

Premium Payment	$100,000.00
Crediting Base	$100,000.00
Equity Adjustment Percentage	0.00%
Equity Adjustment Amount .	$0.00
Accumulated Value prior to withdrawal	$100,000.00
Based on the above assumptions, the below numbers are calculated as described in the footnotes below the table.

Classification: Internal Use

Free Surrender Amount	$10,000.00(1)
Withdrawal Amount	$10,000.00
Portion of Crediting Base Surrendered	$10,000.00(2)
Bond Adjustment Percentage	N/A(3)
Bond Adjustment Amount	N/A(3)
Withdrawal Amount after Bond Adjustment . . . . . . . . . . . . . . . . . . . . . . . . . . . .	$10,000.00(4)
Surrender Charge Percentage . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	8.00%
Surrender Charge	$0.00(5)
Withdrawal Amount after Surrender Charges . . . . . . . . . . . . . . . . . . . . . . . . . . .	$10,000.00(6)
Accumulated Value after Withdrawal . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	$90,000.00(7)
_________________
(1)    The Free Surrender Amount is $10,000.00. This was calculated by multiplying the Premium Payment ($100,000.00) by 10%.
(2)    For purposes of providing a simplified example, the portion of the Crediting Base Surrendered is equal to the Withdrawal Amount. For other examples see 10. INDEX-LINKED SEGMENT OPTION MECHANICS — Reduction to Crediting Base Examples.
(3)    The Bond Adjustment is not applicable because the Withdrawal amount did not exceed the Free Surrender Amount. Amounts withdrawn up to the Free Surrender Amount are not subject to a Bond Adjustment.
(4)    The Withdrawal Amount is $10,000 because there was no Bond Adjustment.
(5)    The Surrender Charge amount is $0.00 because the withdrawal is within the Free Surrender Amount.
(6)    The Withdrawal Amount after Surrender Charge is the Withdrawal Amount ($10,000.00) minus the Surrender Charge ($0.00), which is $10,000.00 – $0.00 = $10,000.00.
(7)    The Accumulated Value after Withdrawal is the Accumulated Value prior to Withdrawal ($100,000.00) minus the Withdrawal Amount ($10,000.00), which is $100,000.00 – $10,000.00 = $90,000.00.
Critical Need Surrender Charge Waiver Rider
This rider is automatically added to the Contract at issue (subject to state approval and state variations may apply). There is no charge for this benefit.

Classification: Internal Use

This rider waives the Surrender Charge on withdrawals made after the first Contract Anniversary if the Owner or Annuitant has a critical need. The Segment Interim Value calculations, Bond Adjustments and proportional reductions to Crediting Base discussed in other sections of the prospectus (including Equity Adjustments) will still apply to amounts deducted under this waiver.
Withdrawals under this waiver count against any Free Surrender Amount remaining for the current Contract Year. Such amounts also count against any Secure Income Benefit Payment that you have remaining under the GLWB. To the extent that such withdrawals exceed the Secure Income Benefit Payment for the current Contract Year, they will be Excess Withdrawals under the GLWB.
A critical need is limited to confinement to a health care facility, terminal illness diagnosis, or total and permanent disability. The benefits are available for a critical need if the following conditions are met:
•    the Owner or Annuitant has a critical need; and
•    the critical need did not exist before the Contract Date.
For purposes of this rider, the following definitions apply:
•    health care facility — a licensed hospital or inpatient nursing facility providing daily medical treatment and keeping daily medical records for each patient (not primarily providing just residency or retirement care). This does not include a facility owned or operated by the Owner, Annuitant or a member of their immediate family. If the critical need is confinement to a health care facility, the confinement must continue for at least 60 consecutive days after the Contract Date and the Surrender must occur within 90 days of the confinement’s end. Notice must be provided within 90 days after confinement ends.
•    terminal illness — sickness or injury that results in the Owner’s or Annuitant’s life expectancy being 12 months or less from the date notice to receive a distribution from the Contract is received by the Company.
•    total and permanent disability — the Owner or Annuitant is unable to engage in any occupation for pay or profit due to sickness or injury.
GLWB Fees
When issued, the Contract will automatically include the Secure Income Protector (GLWB), a guaranteed lifetime withdrawal benefit. You may not terminate the GLWB prior to your 6th Contract Anniversary. If you terminate the GLWB, you will no longer be subject to this fee in future Contract Years.
The maximum annual charge for the GLWB is 2.00%, as a percentage of the Secure Income Benefit Base. The current charge for the GLWB is 1.50%. The charge is deducted on a quarterly basis. The charge will be deducted at the end of each calendar quarter, i.e., March 31, June 30, September 30, and December 31.
We reserve the right to increase the GLWB Fee for existing Contracts up to the maximum.
If we increase the GLWB Fee for existing Contracts and you are eligible for a GLWB Step-Up, you will be charged the increased GLWB Fee. You may opt out of the GLWB Fee increase, but doing so will make you ineligible for future GLWB Step-Ups and the feature cannot be added back to the Contract.
The GLWB Fee applies regardless of how your Accumulated Value is allocated among the Segment Options. The GLWB Fee is deducted from your Segment Options in the same proportion as your Accumulated Value is allocated among the Segment Options.
If the portion of the GLWB Fee applied to the Fixed Segment Option would exceed the difference between the Accumulated Value in the Fixed Segment Option and the minimum nonforfeiture amount as

Classification: Internal Use

required by the Standard Nonforfeiture Amount for Individual Deferred Annuities, such excess will instead be deducted in the same proportion as your Accumulated Value is allocated among the other Segment Options.
For the Index-Linked Segment Options, the charge is reflected in Segment Interim Value because the Crediting Base will be reduced by the same proportion that the GLWB Fee reduces the Accumulated Value. The charge is applied against and deducted quarterly from the Accumulated Value prior to other Contract activity (e.g., Surrender, Segment Credits) on a particular day. The proportional reduction to your Crediting Base could be greater than the GLWB Fee deducted.
If you exercise a Segment Lock-In, this charge continues to be applied against and deducted from the Accumulated Value.
For example, if your Secure Income Benefit Base is $100,000.00 on the last day of a calendar quarter, the quarterly charge deducted from your Accumulated Value for the rider would be $375.00 ($100,000.00 * 1.50% / 4). In this example the Bond Adjustment would not apply because there is not a Surrender occurring.
If you voluntarily terminate the GLWB on any date other than a quarterly deduction date, a pro-rated GLWB Fee will be deducted from your Accumulated Value. If you fully Surrender the Contract on any date other than a quarterly deduction date, a pro-rated GLWB Fee will be deducted (the pro-rated fee will be reflected in your Surrender Value). We will not deduct pro-rated GLWB Fees from death benefits. For the first Contract Year, the GLWB Fee at the end of the first calendar quarter will be pro-rated if your Contract Date was not the first day of that quarter.
The GLWB Fee is intended to reimburse us for the cost of, and the risks we assume in, providing the guaranteed lifetime withdrawal benefit. If GLWB Fees collected are not enough to cover our costs under the GLWB, the costs are paid from the Company’s general account instead of charging you any additional amount.
For more information on the GLWB, please see 14. SECURE INCOME PROTECTOR (GLWB).
Equity Adjustment
For an Index-Linked Segment Option, if any of the following transactions occurs on any day other than the Segment Start Date or Segment End Date, the transaction will be based on the Segment Interim Value of your investment in that Index-Linked Segment Option and, therefore, subject to an Equity Adjustment:
•    you take any withdrawal (including a full withdrawal, partial withdrawal, GLWB withdrawal (Secure Income Withdrawal or Excess Withdrawal), withdrawal of the Free Surrender Amount, RMD withdrawal, scheduled withdrawal or unscheduled withdrawal),
•    you exercise the Segment Lock-In feature,
•    you Annuitize,
•    there is a death benefit, or
•    a GLWB Fee is deducted.
The Segment Interim Value will reflect the Equity Adjustment. See 10. INDEX-LINKED SEGMENT OPTIONS – Segment Interim Value.
An Equity Adjustment may be positive, negative or equal to zero. A negative Equity Adjustment will result in loss. The loss could be greater than the value withdrawn or otherwise removed from the Index-Linked Segment Option, and could result in a loss beyond the downside protection for the Index-Linked Segment Option. A negative Equity Adjustment will reduce Contract value, Surrender value, the death benefit and/or the GLWB, perhaps significantly.

Classification: Internal Use

In extreme circumstances, for any Index-Linked Segment Option, the maximum potential loss that could result from a negative Equity Adjustment is 100% (i.e., a complete loss of your investment in the Index-Linked Segment Option).
Any applicable Surrender Charge, GLWB Fee or Bond Adjustment will be applied after the Equity Adjustment and will not be reflected in the Segment Interim Value. Losses due to negative Equity Adjustments will be greater if you also have to incur a Surrender Charge, a negative Bond Adjustment, taxes or tax penalties. There are no circumstances under which an Equity Adjustment will be waived.
Equity Adjustments do not apply to either the Initial Holding Account or the Fixed Segment Option.
The Equity Adjustment is not a fee or charge that is provided in consideration for any specific Contract features. Equity Adjustments are related to the value of a hypothetical portfolio of derivative instruments that we designate in accordance with actuarial standards, and we hold derivative assets in support of our financial obligations under the Contract. Equity Adjustments shift risk from us to Owners, protecting us from losses on those derivative assets when amounts are withdrawn or otherwise removed from an Index-Linked Segment Option prior to end of a Segment Term.
Equity Adjustments are calculated using a formula. Several factors may cause a positive or negative adjustment, such as the time remaining in the Segment Term; the applicable Buffer Rate, Floor Rate, Cap Rate or Participation Rate; market conditions (e.g., interest rates, volatility, dividends); Index performance; transaction costs; and the market values of the hypothetical derivative instruments that we use to calculate Equity Adjustments. See CONTRACT ADJUSTMENT – Equity Adjustment in the Statement of Additional Information for more details, including examples illustrating the operation of an Equity Adjustment.
In addition to an Equity Adjustment, when a transaction is performed based on Segment Interim Value, your Crediting Base in the Index-Linked Segment Option will be reduced. In general, the reduction will be proportionate and could be greater than the amount withdrawn or Annuitized or the GLWB Fee deducted. A reduction to your Crediting Base will result in lower Segment Interim Values for the remainder of the Segment Term, and less gain or more loss, as applicable, at the end of the Segment Term. See 10. INDEX-LINKED SEGMNET OPTIONS – Reductions to Crediting Base.
Information about the current value of an Equity Adjustment may be obtained by contacting us toll-free at 1-800-852-4450. Please note that Equity Adjustments fluctuate daily, and the current value quoted may differ from the actual value calculated at the time of adjustment.
Bond Adjustment
On any day during a Segment Term (including a Segment End Date), a Bond Adjustment will apply if any of the following transactions occurs:
•    you take a withdrawal in excess of the Free Surrender Amount (including a full withdrawal, partial withdrawal, Excess withdrawal, scheduled withdrawal or unscheduled withdrawal),
•    you Annuitize, or
•    there is a death benefit.
A Bond Adjustment may be positive, negative or equal to zero. A negative Bond Adjustment will result in loss. A negative Bond Adjustment will reduce the amount payable upon withdrawal, for Annuitization or for the death benefit.
In extreme circumstances, you could lose up to 100% of the amount Surrendered from an Index-Linked Segment Option (i.e., the entire amount Surrendered).

Classification: Internal Use

The Fixed Segment Option is subject to the Standard Nonforfeiture Law for Individual Deferred Annuities. The minimum value of the Fixed Segment Option on any Surrender will never be less than the minimum nonforfeiture amount under state law, including after any negative Bond Adjustment.
The Bond Adjustment will be reflected in the Surrender Value, along with any applicable Surrender Charge, GLWB Fee or Equity Adjustment. The Bond Adjustment will apply after any applicable Equity Adjustment, and before any applicable Surrender Charge or GLWB Fee. Losses due to negative Bond Adjustments will be greater if you also incur a Surrender Charge, a negative Equity Adjustment, taxes or tax penalties.
A Bond Adjustment will not apply to the following:
•    Withdrawals of the Free Surrender Amount;
•    Secure Income Withdrawals under the GLWB, as Secure Income Withdrawals will be withdrawals of the Free Surrender Amount;
•    RMD withdrawals, as RMD withdrawals will be withdrawals of the Free Surrender Amount;
•    Withdrawals or other Surrenders deducted from the Initial Holding Account; or
•    Exercise of the Contract’s free look rights.
In addition, a Bond Adjustment will be zero (0%) on every Segment Anniversary evenly divisible by six (6) (e.g., 6, 12, 18, etc.).
The Bond Adjustment is not a fee or charge that is provided in consideration for any specific Contract features. Bond Adjustments are related to changes in the value of longer-term fixed income assets that we may hold in support of our financial obligations under the Contract. Bond Adjustments shift risk from us to Owners, protecting us from losses on those fixed income assets when amounts are Surrendered under the Contract.
Bond Adjustments are calculated using a formula. Changes in interests rates may cause a positive or negative Bond Adjustment. Generally, if interest rates have increased since the beginning of the current Bond Adjustment period, the Bond Adjustment will be negative, reducing the Surrender amount. If interest rates have decreased since the beginning of the current Bond Adjustment period, the Bond Adjustment will generally be positive, increasing the Surrender amount. See CONTRACT ADJUSTMENT – Bond Adjustment in the Statement of Additional Information for more details, including examples illustrating the operation of a Bond Adjustment.
Information about the current value of a Bond Adjustment may be obtained by contacting us toll-free at 1-800-852-4450. Please note that Bond Adjustments fluctuate daily, and the current value quoted may differ from the actual value calculated at the time of adjustment.
Premium Taxes
We do not currently assess premium taxes for any Contract at issue. We reserve the right to deduct an amount to cover any premium taxes imposed by states or other jurisdictions. If we elect to begin deducting any premium taxes, we will provide you with 30 days advance written notice. Any deduction is made from either the Premium Payment when we receive it, or the Accumulated Value when you request a withdrawal (full or partial) or you request application of the Accumulated Value (full or partial) to an annuity benefit payment option. Premium taxes generally range from 0% in most states to as high as 3.50%.
8.    PURCHASING THE CONTRACT
How to Buy a Contract

Classification: Internal Use

If you want to buy a Contract, you must submit an application and make a Premium Payment. If the application is complete, received in Good Order and meets all other regulatory and Company requirements, the Contract is issued after we receive the Premium Payment. We reserve the right to reject a Premium Payment that is comprised of multiple payments paid to us over a period of time. If we permit you to make multiple payments as part of your Premium Payment, the Contract will not be issued until all such payments are received. We reserve the right to hold such multiple payments in a non-interest bearing account until the date of Contract issuance.
The date the Contract is issued is the Contract Date. The Contract Date is the date used to determine Contract Years, regardless of when the Contract is delivered.
Depending on your state, or your financial professional or your financial professional's firm, certain investment options or benefits described in this prospectus may vary or may not be available or may be available on different terms. See APPENDIX C: STATE VARIATIONS and APPENDIX F: FINANCIAL INTERMEDIARY VARIATIONS.
Issue Ages
The Contract may be purchased by individuals ages 45 to 80 on the date that the Contract application is signed. If the Contract has Joint Owners, each Owner must be age 45 to 80 on the date that the Contract application is signed.
Premium Payment
•    The Premium Payment for a Contract may not be less than $20,000 without our prior approval.
•    The Premium Payment is subject to a Surrender Charge period that begins upon issuance of the Contract.
•    The Premium Payment is to be made by personal or financial institution check (for example, a cashier’s check). We reserve the right to refuse a Premium Payment that we feel presents a fraud or money laundering risk. Examples of the types of Premium Payments we will not accept are cash, money orders, starter checks, travelers checks, credit card checks, and foreign checks.
•    The Premium Payment for a Contract may not be greater than $2,000,000 (maximum premium limit) without our prior approval. For further information, please call 1-800-852-4450.
•    We reserve the right to treat all of your and/or your spouse’s Principal index-linked deferred annuity contracts as one contract for purposes of determining whether you have exceeded the maximum premium limit (without Home Office approval).
•    This Contract is a single premium index-linked deferred annuity. After the Premium Payment is added to the Contract at Contract issuance, no additional Premium Payments will be accepted.
Initial Holding Account
Beginning on the Contract Date, your Premium Payment (plus credited interest) will be temporarily held in the Initial Holding Account as described in this section.
The Initial Holding Account credits daily interest. Interest will be credited on the amount held in the Initial Holding Account at a fixed rate determined at Contract issue. The Guaranteed Minimum Interest Rate for the Initial Holding Account will be 0.05%. The Initial Holding Account is part of our general account. The Initial Holding Account is only used when the Contract is initially purchased. Once money transfers out of the Initial Holding Account on the initial Segment Start Date, the Initial Holding Account is no longer available.

Classification: Internal Use

Segment Start Dates may be the 9th or the 23rd of a month. Your Premium Payment (plus credited interest) will be allocated from the Initial Holding Account to your selected Segment Option(s) on the next Segment Start Date (i.e., the next 9th or 23rd of any month), if we received the Premium Payment at least one Valuation Day prior to the next Segment Start Date. If not received by then, the Premium Payment will be allocated to your selected Segment Option(s) on the Segment Start Date immediately following the next Segment Start Date. For example, if we receive your application in Good Order and your Premium Payment on the 9th of the month, your Segment Start Date will be the 23rd of that same month (unless we exercise our right described in the next paragraph). The Segment Start Date would not be the 9th because your application and Premium Payment were not received one or more Valuation Days prior to the 9th.
We reserve the right to hold your Premium Payment (plus credited interest) in the Initial Holding Account until the end of the free look period. If we exercise this right, your Premium Payment would be held in the Initial Holding Account for the duration of the free look period plus the number of days until the next Segment Start Date after the free look period expires. For example, if we receive your application in Good Order and your Premium Payment on the 8th of the month, and your free look period expires on the 8th of the following month, your Premium Payment would remain in the Initial Holding Account until the 9th of the following month (approximately 31 days after our receipt of the Premium Payment, depending on the calendar months involved). Please note that the free look period applicable to your Contract varies by state and could be longer or shorter than the free look period used in this example. See APPENDIX C for state variations.
Depending on when we receive your Premium Payment, when Valuation Days occur in a given calendar month, and the length of the free look period under your Contract, it is possible that your Premium Payment (plus credited interest) could be held in the Initial Holding Account for an extended period of time, potentially multiple months. The Contract does not include a specific maximum number of days that the Premium Payment (plus credited interest) may be held in the Initial Holding Account. The specific number of days will depend on your circumstances, the allocation rules described above, and potentially factors that are beyond our control, such as unanticipated closures of the New York Stock Exchange.
For example, assume that we receive your application in Good Order and your Premium Payment on October 9, 2024, we exercise our right to hold your Premium Payment in the Initial Holding Account until the end of the free look period, and the longest free look period currently possible of 45 days (for replacement Contracts issued in Pennsylvania) applies. Based on these assumptions, your Premium Payment (plus credited interest) would remain in the Initial Holding Account until December 9, 2024 (61 days total).
Allocation to the Segment Options
•    On your application, you direct how the amount transferred out of the Initial Holding Account will be allocated to the Segment Option(s). We will not approve your application in the absence of allocation instructions in Good Order.
•    A complete list of the available Segment Options, including Index-Linked Segment Options and the Fixed Segment Option may be found in APPENDIX A: INVESTMENT OPTIONS AVAILABLE UNDER THE CONTRACT.
•    If the Fixed Segment Option is available, the maximum you can allocate to the Fixed Segment Option is 50%.
•    Allocations must be in percentages.
•    Percentages must be in whole numbers and total 100%.

Classification: Internal Use

•    Once an amount is allocated to a particular Segment Option, the amount cannot be transferred until the end of the Segment Term for that particular Segment Option.
•    The minimum amount you can allocate to any single Segment Option is $1,000.00. Other than a maximum Premium Payment at the Contract level, there is no maximum amount that can be allocated to a Segment Option.
Contract Owner Rights
During the accumulation period, you have all rights to the benefits under the Contract. The Annuitant and any Joint Annuitant (if not the Owner or Joint Owner, respectively) do not have any rights to the Contract. All of your rights of ownership cease upon your death. At that point the death benefit will become payable according to your benefit instructions.
During the Annuitization period you are still the only person with material rights to the Contract. For more details on the Annuitization period, see 17. ANNUITIZATION. After the death of the Owner the primary beneficiary(ies) have the rights to the death benefit, if any.
If your Contract is part of a qualified plan, IRA, SEP, or SIMPLE-IRA, you may not change either the Owner or the Annuitant.
You may change the Owner and/or Annuitant of your Non-qualified Contract at any time. Your request must be in writing and approved by us. After approval, the change is effective as of the date you signed the request for change.
If an Annuitant who is not an Owner dies while the Contract is in force, a new Annuitant may be named unless the Owner is a corporation, trust or other entity.
While this Contract is in force, you have the right to name or change a beneficiary. This may be done as part of the application process or by sending us a written request. Unless you have named an irrevocable beneficiary, you may change your beneficiary designation by sending us Notice.
Right to Examine the Contract (Free Look)
It is important to us that you are satisfied with the purchase of your Contract. Under state law, you have the right to return the Contract for any reason during the examination offer period (a “free look period”). The free look period is the later of 15 days after the Contract is delivered to you, or such later date as specified by applicable state law. For a state-by-state description of material variations of this Contract, see APPENDIX C.
Upon exercising your free look rights, the amount we will return to you will be based on the state law applicable to your Contract as follows:
•    In the states that require us to return your Premium Payment, we will return your Premium Payment without any interest earned.
•    In states where we return your Contract Accumulated Value, the free look amount will be the Contract Accumulated Value plus any premium tax charge deducted, and minus any applicable federal and state income tax withholding. In addition, with respect to any portion of your Premium Payment allocated to an Index-Linked Segment Option, you assume risk of loss due to the possibility of a negative Equity Adjustment. As a result, you may receive less money upon your exercise of your free look rights than you paid into the Contract in Premium Payment.
•    In states that require us to return the greater of your Premium Payment and your Contract Accumulated Value, the free look amount will be the greater of the values in the previous two bullets.

Classification: Internal Use

The Contract Accumulated Value would be subject to the Segment Interim Value calculation (which includes an Equity Adjustment) if your Premium Payment is allocated to a Segment Option. If you receive the Contract Accumulated Value, you assume the risk of any drop in Segment Interim Value on Premium Payment allocated to the Index-Linked Segment Options. If your Contract is issued in a state that requires a refund of your Premium Payment upon cancellation of your Contract during the free look period, you will not receive any interest earned while in the Initial Holding Account.
The Bond Adjustment does not apply upon exercise of the Contract’s free look rights.
Although we currently allocate to the Segment Options prior to the end of the free look period (after holding the money in the Initial Holding Account), during times of economic uncertainty and with prior notice to you, we may exercise our right to keep the Premium Payment in the Initial Holding Account during the entire free look period, which varies by state and whether your Contract is a replacement or not. The maximum duration of the free look period is 45 days in replacement scenarios (e.g., replacing an existing life insurance policy or annuity) and 30 days in non-replacement scenarios in certain states, subject to changes in state law. See Initial Holding Account earlier in this section, as well as APPENDIX C for state variations.
The amount of your refund and the length of the free look period may depend on whether your Contract is a replacement of another insurance or annuity contract. Generally, for Contracts issued as a replacement, this period is 30 days. If your Contract is an IRA or Roth IRA and you cancel within the first 7 days, you will receive the greater of:
•    The Premium Payment made, plus any prior earnings; or
•    Your Accumulated Value, plus any premium tax charge deducted, less any applicable federal and state income tax withholding and, depending on the state in which the Contract was issued, any applicable fees and charges.
After the first 7 days, your state’s law will determine the amount you will receive (as described earlier in this provision).
To exercise your free look, you must send the Contract and a written request to us postmarked before the close of business on the last day of the free look period. If you properly exercise your free look, we will cancel the Contract.
You may obtain more specific information regarding the free look from your registered representative or by calling us at 1-800-852-4450.
Distribution of the Contract
Principal Securities, Inc. (the “principal underwriter”) serves as principal underwriter for the contracts. The business address of the principal underwriter is the Principal Financial Group, 655 9th Street, Des Moines, Iowa 50392. We are affiliated with the principal underwriter, as we and the principal underwriter are under common control as subsidiaries of The Principal Financial Group, Inc.
We have entered into an underwriting agreement with the principal underwriter that covers distribution of the contracts. The principal underwriter is registered as a broker-dealer with the SEC under the 1934 Act, and with the securities commissions in the states in which it operates and is a member of the Financial Industry Regulatory Authority (“FINRA”). The principal underwriter is a member of the Securities Investors Protection Corporation. You may contact FINRA by calling 1-800-289-9999 or online at www.finra.org for information about the principal underwriter as well as your broker-dealer and their respective financial professional. Principal underwriter will use its best efforts to perform its distribution services, but is not required to sell any number or dollar amount of Contracts.

Classification: Internal Use

With the exception of New York, the Company intends to offer the Contract in all jurisdictions where it is licensed to do business and where the Contract is approved. We may stop offering the contracts at any time.
The principal underwriter may perform various administrative services on our behalf. We may fund certain of the principal underwriter’s operating and other expenses, including overhead, legal and accounting fees, training, compensation and other expenses associated with the contracts. Financial professionals associated with the principal underwriter and their managers are also eligible for various benefits.
We offer the contracts on a continuous basis. Contracts are sold only by licensed financial professionals in those states where the Contracts may be lawfully sold. The principal underwriter and the Company enter into selling agreements with unaffiliated broker-dealer firms (the “selling broker-dealers”) for the sale of the contracts through those firms and their financial professionals. The financial professionals will be registered representatives of the selling broker-dealers that are registered as broker-dealers under the 1934 Act and members of FINRA.
The Company and/or the principal underwriter pay compensation to broker-dealers, financial institutions, and other parties (“Financial Intermediaries”) for the sale of contracts according to schedules in the selling agreements and other agreements reached between the Company, the principal underwriter and the Financial Intermediaries. Such compensation generally consists of commissions on premiums paid on the Contract.
The amount and timing of upfront commissions paid to selling broker-dealers may vary depending on the selling agreements and the contract sold but will not be more than 6.5% of the Premium Payment. Some selling broker-dealers may elect to receive a smaller amount of commission at the time of the sale and an ongoing trail commission for as long as the Contract remains in effect or as agreed in the selling agreement.
We may pay or allow other promotional incentives or payments to selling broker-dealers in the form of cash or other compensation to the extent permitted by FINRA rules and other applicable laws and regulations.
The financial professionals who solicit sales of the contracts typically receive a portion of the compensation paid to the selling broker-dealers in the form of commissions or other compensation, depending on the agreement between the selling broker-dealer and the financial professional. The financial professionals may also be eligible for various cash benefits, such as bonuses, insurance benefits, and financing arrangements, and non-cash items. Non-cash items include conferences seminars and trips (including travel, lodging and meals in connection therewith), entertainment, merchandise, priority operations support, preferred programs, and other similar items. Sales of the contracts may help financial professionals qualify for such benefits.
Some investment professionals may have a financial incentive to offer you a new contract in place of the one you already own. You should only exchange your existing contract if you determine, after comparing the features, fees and risks of both contracts, and any fees or penalties to terminate the existing contract, that it is preferable for you to purchase the new contract rather than continue to own your existing contract.
Commissions and other incentives or payments described above are not charged directly to you. We intend to recoup commission and other expenses through fees and charges deducted under the Contract.
9.    FIXED SEGMENT OPTION MECHANICS
There is only one Fixed Segment Option for this Contract. This Fixed Segment Option has a one-year Segment Term.
Interests in the Fixed Segment Option are not registered under the Securities Act of 1933, and the Fixed Segment Option is not registered as an "investment company" under the Investment Company Act of 1940. Disclosures regarding the Fixed Segment Option are subject to certain generally applicable provisions of the federal securities laws regarding the accuracy and completeness of disclosures.

Classification: Internal Use

Information regarding the features of the Fixed Segment Option, including (i) its name, (ii) its term and (iii) its minimum guaranteed interest rate, is available in an appendix to this prospectus. See APPENDIX A: INVESTMENT OPTIONS AVAILABLE UNDER THE CONTRACT. Amounts allocated to the Fixed Segment Option earn interest at the applicable annual interest rate for the Segment Term. The annual interest rate declared at the beginning of the Segment Term is guaranteed until the Segment End Date. Interest will be credited on a daily basis during the Segment Term. The daily rate is calculated as [(1+Annual Interest Rate) ^ (1/365)-1].
If you allocate Accumulated Value to the Fixed Segment Option, the Fixed Segment Value at any time will be equal to the Accumulated Value allocated to the Segment Option on the Segment Start Date, plus interest credited to that Segment Option during the Segment Term, less any amount deducted from that Segment Option during the Segment Term.
We determine the annual interest rate for the Fixed Segment Option at our discretion. In no event will we declare an annual interest rate lower than the Guaranteed Minimum Interest Rate of 0.05%. You bear the risk that we will not credit interest for a new Segment Term at a rate greater than the Guaranteed Minimum Interest Rate.
For the initial Segment Term, the annual interest rate for the Fixed Segment Option will be listed on your Data Page. We may declare different interest rates for subsequent Segment Terms. At least fifteen (15) days prior to the end of any Segment Term, we will provide notice informing you of the Fixed Segment Option(s) available for investment and where to find the annual interest rate(s) for the new Segment Term. This notice of the upcoming renewal will be in writing and the rate(s) will be publicly available at least 7 calendar days prior to the Segment Start Date for the new Segment Term on www.principal.com/individuals/invest-retire/annuities.
See 11. OPTIONS AT END OF SEGMENT TERM for information on how you may provide instructions on reallocating Contract Value at the end of a Segment Term, as well as the default reallocation in the absence of such instructions.
The maximum you can allocate to the Fixed Segment Option for the initial Segment Term is 50%. Also, Transfers to the Fixed Segment Option are subject to additional limits while the GLWB remains in effect.
At the end of a Segment Term, Transfers to the Fixed Segment Option cannot result in your Accumulated Value in the Fixed Segment Option being more than the greater of (a) 50% of your total Accumulated Value or (b) your Secure Income Benefit Payment for the current Contract Year. This restriction will only be applicable if the Fixed Segment Option is involved in your Transfer request.
The Fixed Segment Option is subject to the Standard Nonforfeiture Law for Individual Deferred Annuities. The minimum value of the Fixed Segment Option on any Surrender, including after any applicable Bond Adjustment, will never be less than the minimum nonforfeiture amount. Bond Adjustments may apply to a withdrawal, death benefit payment or Annuitization, regardless of when it occurs, including a Segment End Date. See 7. FEES, CHARGES AND ADJUSTMENTS – Bond Adjustment.
The minimum nonforfeiture amount equals eighty-seven and a half percent (87.5%) of any allocation to the Fixed Segment Option, plus interest credited daily at the nonforfeiture interest rate, less any partial withdrawals and transfers out of the Fixed Segment Option. The nonforfeiture interest rate used to calculate the minimum nonforfeiture amount is determined by us at issue according to the Standard Nonforfeiture Law for Individual Deferred Annuities.
For the amount allocated to the Fixed Segment Option, you will receive the greater of the following upon any Surrender:
•    Surrender Value; and
•    Nonforfeiture amount as required by the Standard Nonforfeiture Law for Individual Deferred Annuities.

Classification: Internal Use

We reserve the right to add and remove Fixed Segment Options as available investment options. There is no guarantee that any Fixed Segment Option will always be available for investment in the future. If we remove a Fixed Segment Option, it will be closed such that no reinvestments or Transfers will be allowed into that Segment Option. If you are currently invested in a Fixed Segment Option that has been removed, you may remain in that Segment Option until the end of the Segment Term.

Classification: Internal Use

10.    INDEX-LINKED SEGMENT OPTION MECHANICS
General Information
Information regarding the features of each currently offered Index-Linked Segment Option, including (i) its name, (ii) a brief statement describing the assets that the Index seeks to track (e.g., U.S. large-cap equities), (iii) its Segment Term, (iv) its current limit on Index loss and (v) its minimum limit on Index gain, is available in an appendix to this prospectus. See APPENDIX A: INVESTMENT OPTIONS AVAILABLE UNDER THE CONTRACT.
Not all Index-Linked Segment Options may be available under your Contract.
•Index-Linked Segment Options with a 6-year Segment Term are available for investment only upon purchase of the Contract and after the sixth Contract Year. Certain Index-Linked Segment Options are closed to investment. See APPENDIX A.
•The availability of Index-Linked Segment Options may vary depending on your state, or your financial professional or your financial professional’s firm. See APPENDIX C and APPENDIX F.
Each Index-Linked Segment Option tracks the performance of an Index for a Segment Term. We will credit gain or loss (i.e., positive or negative interest) at the end of a Segment Term to amounts allocated to an Index-Linked Segment Option based, in part, on the performance of the applicable Index. An investment in an Index-Linked Segment Option is not an investment in the applicable Index or in any index fund.
You could lose a significant amount of money if the Index declines in value. You could also lose a significant amount of money due to (i) a negative Equity Adjustment if amounts are removed from an Index-Linked Segment Option prior to the end of its Segment Term and/or (ii) a negative Bond Adjustment if amounts are withdrawn or otherwise Surrendered from an Index-Linked Segment Option at any time during its Segment Term, including the Segment End Date.
We can add and remove Index-Linked Segment Options as available investment options and change the features of an Index-Linked Segment Option from one Segment Term to the next, including the Index and the current limits on Index gains, except as otherwise provided in this prospectus.
If we remove an Index-Linked Segment Option, it will be closed such that no reinvestments or Transfers will be allowed into that Segment Option. If you are currently invested in an Index-Linked Segment Option that is being closed, you may remain in that Segment Option until the end of the Segment Term.
Calculating Segment Credits
Segment Term
Each Index-Linked Segment Option has a defined Segment Term. The Segment Term is the length of time from the Segment Start Date to the Segment End Date, expressed in years. It is also the number of years that the Index-Linked Segment Option is linked to the Index’s performance.
The Contract currently offers Index-Linked Segment Options with 1-year, 2-year and 6-year Segment Terms. Before selecting an Index-Linked Segment Option for investment, you should consider in consultation with your financial professional which Segment Term lengths may be appropriate for you based on your liquidity needs, investment horizon and financial goals. Investing in Index-Linked Segment Options with shorter Segment Terms will provide more opportunities for Segment Credits and Transferring Accumulated Value. Conversely, investing in Index-Linked Segment Options with longer Segment Terms will provide fewer opportunities for Segment Credits and Transferring Contract Value, but may provide higher limits on Index

Classification: Internal Use

gains for a single Strategy Term (based on the Cap Rates and/or Participation Rates we declare). If comparing two Index-Linked Segment Options with the same Index and limit and limit on Index loss, we will generally tend to declare a higher Cap Rate and/or Participation Rate for the Index-Linked Segment Option with the longer Segment Term than the Index-Linked Segment Option with the shorter Segment Term. However, there is no guarantee that an Index-Linked Segment Option with a longer (or shorter) Segment Term will outperform an Index-Linked Segment Option with a shorter (or longer) Segment Term, over either a single Segment Term or over multiple Segment Terms.
Amounts must remain in an Index-Linked Segment Option until the end of its Segment Term to be credited with Segment Credits and to avoid a possible negative Equity Adjustment in addition to potential Surrender Charges, negative Bond Adjustments and tax consequences.
An Equity Adjustment will apply if any of the following transactions occurs on any day other than the Segment Start Date or Segment End Date for an Index-Linked Segment Option:
•    you take any withdrawal (including a full withdrawal, partial withdrawal, GLWB withdrawal (Secure Income Withdrawal or Excess Withdrawal), withdrawal of the Free Surrender Amount, RMD withdrawal, scheduled withdrawal or unscheduled withdrawal),
•    you exercise the Segment Lock-In feature,
•    you Annuitize,
•    there is a death benefit, or
•    a GLWB Fee is deducted.
A Bond Adjustment may apply if any of the following transactions occurs on any day during a Segment Term (including a Segment End Date):
•    you take a withdrawal in excess of the Free Surrender Amount (including a full withdrawal, partial withdrawal, Excess withdrawal, scheduled withdrawal or unscheduled withdrawal),
•    you Annuitize, or
•    there is a death benefit.
See Equity Adjustment and Bond Adjustment under 7. FEES, CHARGES AND ADJUSTMENTS for more information.
Index Change
At the end of the Segment Term for an Index-Linked Segment Option, we use the point-to-point crediting method to calculate the Index Change, which we then use to calculate Index gains or losses, as described further below. To calculate the Index Change, we compare the Index Value on the Segment Start Date to the Index Value on the Segment End Date. The net percentage change between those two dates is the Index Change. For example, if the starting Index Value is 1000 and the ending Index Value is 1100, the Index Change will be 10%. If instead the starting Index Value is 1000 and the ending Index Value is 900, the Index Change will be -10%.
You should be aware that each Index either (a) is a "price return index," not a "total return index," and therefore does not reflect dividends paid on securities composing the Index, or (b) deducts fees and costs when calculating Index performance. This will reduce the Index return and may cause the Index (and consequently your investment in an Index-Linked Segment Option) to underperform a direct investment in the securities composing the Index.

Classification: Internal Use

See 10. INDEX-LINKED SEGMENT OPTION MECHANICS – The Indices for information about the Indices to which the Index-Linked Segment Options are linked, including historical index returns.
Segment Credits
On the Segment End Date, we apply Segment Credits to your investment in an Index-Linked Segment Option. Segment Credits may be positive, negative or equal to zero. Index gains, if any, will be applied as a positive Segment Credit. Index losses, if any, will be applied as a negative Segment Credit.
Segment Credits will be applied to the Crediting Base, resulting in the Segment Value. For example, assuming a Crediting Base of $20,000:
•If the starting Index Value is 1000 and the ending Index Value is 1050, the Index Change will be 5%. Assuming a Cap Rate greater than 5% and a Participation Rate of 100%, the Segment Credit will be 5%. We would apply a $1,000 gain by applying the Segment Credit of 5% to your Crediting Base of $20,000, resulting in a Segment Value of $21,000 (i.e., $20,000 x (1 + 5%) = $21,000).
•If instead the starting Index Value is 1000 and the ending Index Value is 750, the Index Change will be -25%. Assuming a Buffer Rate of 20%, the Segment Credit will be -5% (i.e., the extent to which the negative Index Change exceeds the Buffer Rate). We would apply a $1,000 loss by applying the Segment Credit of -5% to your Crediting Base of $20,000, resulting in a Segment Value of $19,000 (i.e., $20,000 x (1 + -5%) = $19,000).
Limits on Index Losses
For each Index-Linked Segment Option, at the end of its Segment Term, we may limit the negative Index return used in calculating Segment Credits by applying the applicable buffer or floor feature, as follows:
•    Buffer Rate — If you select a Buffer Segment Option for investment, we will absorb any negative Index return up to the Buffer Rate. Any negative Index return in excess of the Buffer Rate will be your responsibility. The Buffer Rate represents the maximum negative Index Change the Company will absorb on the Segment End Date. For Segment Terms longer than one year, the Buffer Rate is for the entire Segment Term; it is not an annual limit.
For example, at the end of the Crediting Period, if the Index Change is -25% and the Buffer Rate is 10%, we will apply a -15% Segment Credit (the amount of negative Index Change that exceeds the Buffer Rate), meaning you would experience a 15% loss from negative Index performance. If instead the Index Change were -5%, we would apply a 0% Segment Credit (because the negative Index Change would not exceed the Buffer Rate), meaning you would experience no loss from negative Index performance.
Note: A 100% Buffer Rate will provide complete protection from Index losses. For example, at the end of the Segment Term, if the Index Change is -25% and the Buffer Rate is 100%, we will apply a 0% Segment Credit, meaning you would experience no loss from negative Index performance. However, like any Index-Linked Segment Option, there may be losses due to Surrender Charges, negative Bond Adjustments, negative Equity Adjustments and/or taxes and tax penalties.
•    Peak Buffer — If you select a Peak Buffer Segment Option for investment, your investment will incur loss at the end of the Segment Term for any negative Index return beyond the Buffer Rate. In this regard, a Peak Buffer Segment Option provides the same type of limited downside protection as a Buffer Segment Option. See “Buffer Rate” above. However, a Peak Buffer Segment Option differs from a Buffer Segment Option insofar as your investment in a Peak Buffer Segment Option may be credited gain when there is a negative Index Change at the end of the Segment Term, provided that the negative Index Change does not exceed the Buffer Rate. At the end of a Segment Term:

Classification: Internal Use

•    If the negative Index Change does not exceed the Peak Buffer Midpoint, your investment will be credited gain equal to the opposite of the negative Index Change. For example, if the Index Change is -8%, we would apply an 8% Segment Credit (i.e., the opposite of an 8% loss).
•    If the negative Index Change exceeds the Peak Buffer Midpoint but not the Buffer Rate, your investment will be credited gain equal to the Buffer Rate less the negative Index Change. For example, assuming a Buffer Rate of 20%, if the Index Change is -14%, we would apply a 6% Segment Credit at the end of the Segment Term (i.e., 20% – 14% = 6%).
•    If the negative Index Change equals the Buffer Rate, your Segment Credit will be 0% (i.e., no gain or loss).
•    If the negative Index Change exceeds the Buffer Rate, we will apply a loss equal to the negative Index Change in excess of the Buffer Rate. For example, if the Index Change is -25% and the Buffer Rate is 10%, we will apply a -15% Segment Credit at the end of the Segment Term.
Currently, we offer two Peak Buffer Segment Options. Each has a 20% Buffer Rate and 10% Peak Buffer Midpoint. For any other Peak Buffer Segment Option that we may offer in the future, the Peak Buffer Midpoint will be the Buffer Rate divided by 2.
For Segment Terms longer than one year, a Peak Buffer Segment Option’s Buffer Rate is for the entire Segment Term; it is not an annual limit.
•    Floor Rate — If you select a Floor Segment Option for investment, we will absorb any negative Index returns in excess of the Floor Rate. Any negative Index returns up the Floor Rate will be your responsibility. The Floor Rate represents the maximum negative Index Change for which you will be responsible on the Segment End Date. For Segment Terms longer than one year, the Floor Rate is for the entire Segment Term; it is not an annual limit.
For example, at the end of the Crediting Period, if the Index Change is -25% and the Floor Rate is 10%, we will apply a -10% Segment Credit (the amount of negative Index Change up to the Floor Rate) ), meaning you would experience a 10% loss from negative Index performance. If instead the Index Change were -5%, we would apply a -5% Segment Credit (because the negative Index Change would be below the Floor Rate), meaning you would experience a 5% loss from negative Index performance.
Note: A 0% Floor Rate will provide complete protection from Index losses. For example, at the end of the Segment Term, if the Index Change is -25% and the Floor Rate is 0%, we will apply a 0% Segment Credit, meaning you would experience no loss from negative Index performance. However, like any Index-Linked Segment Option, there may be losses due to Surrender Charges, negative Bond Adjustments, negative Equity Adjustments and/or taxes and tax penalties.
As of May 18, 2026, we are no longer offering Floor Segment Options for new Segment Terms. We reserve the right to offer Floor Segment Options in the future. If we offer Floor Segment Options in the future, we do not guarantee that any such Segment Option will always be available, and we do not guarantee a minimum Floor Rate for any Floor Segment Option that we may offer in the future.
If you are interested in an Index-Linked Segment Option that provides complete protection from Index losses, you should discuss the Index-Linked Segment Options with a 100% Buffer Rate (each with a 6-Year Segment Term) with your financial professional. These Segment Options are available for investment on or after May 18, 2026, and provide the same level of protection from Index losses as a 0% Floor Rate. However, please note: (i) they are subject to the availability restrictions for Index-Linked Segment Options with 6-Year Segment Terms; (ii) you must hold your investment for 6 years in order to be protected from Index losses, and (iii) we may limit Index gains to a greater degree than other Index-Linked Segment Options based on the Cap Rate or Participation Rate we declare. You should also understand

Classification: Internal Use

that, even if you select a 100% Buffer Rate, you could experience losses due to Surrender Charges, negative Bond Adjustments, negative Equity Adjustments, and/or taxes and tax penalties. Any such losses will not be tied to Index performance, will not be subject to the 100% Buffer Rate’s downside protection, and could be greater than any losses experienced by an Index.
Under an Index-Linked Segment Option, the maximum amount of loss that you could experience from negative Index performance at the end of a Segment Term, after taking into account the minimum limits on Index loss currently provided under the Contract, would be: 90% loss for a 10% Buffer Rate; 80% loss for a 20% Buffer Rate; 10% loss for a 10% Floor Rate; or 0% loss for a 0% Floor Rate or 100% Buffer Rate.
Each Index-Linked Segment Option’s limit on Index losses for a single Segment Term is guaranteed not to change, either during a Segment Term or for future Segment Terms. However, we reserve the right to add and remove Segment Options as available investment options. As such, the limits on Index loss offered under the Contract may change from one Segment Term to the next. We will always offer an Index-Linked Segment Option with a 10% Buffer Rate.
We guarantee that the following Segment Option will be available (subject to our right of Index substitution) for the life of the Contract: Point-to-Point, S&P 500 Price Return Index, Participation Rate and Cap Rate, 1-year Segment Term, 10% Buffer. This means that there will always be an Index-Linked Segment Option that limits Index losses for a single Segment Term to a maximum of 90% (although your cumulative losses over multiple Segment Terms could be greater).
We do not guarantee the availability of any other Index- Linked Segment Option or the Fixed Segment Option. If we exercise our right to remove one or more Segment Options, and you do not wish to invest in any of the Segment Options that are made available for investment (which may be limited to the sole Index-Linked Segment Option that we guarantee to make available), your only option would be to take a full withdrawal or fully annuitize your Contract, which may cause you to incur Surrender Charges, a negative Bond Adjustment, a negative Equity Adjustment, taxes and tax penalties.
You should be aware that an Index-Linked Segment Option's limit on Index loss applies only at the end of a Segment Term. Therefore, the limit on Index loss will not apply unless you hold your investment for the entire Segment Term. Also, the limit on Index loss is only for a single Segment Term. Over multiple Segment Terms, your cumulative losses may exceed the limit on Index loss for any single Segment Term. Furthermore, losses due to a negative Bond Adjustment or negative Equity Adjustment could be significant and could result in a loss beyond an Index-Linked Segment Option's limit on Index loss.
We set the limit on Index losses for each Index-Linked Segment Option at our sole discretion. We consider various factors in determining the limit on Index losses, such as the cost of our risk management techniques, sales commissions, administrative expenses, regulatory and tax requirements, general economic trends and competitive factors.

Classification: Internal Use

Before selecting an Index-Linked Segment Option for investment, you should consider in consultation with your financial professional the limits on Index losses that may be appropriate for you based on your risk tolerance, investment horizon and financial goals. Buffers and floors limit Index losses differently, as described above. Assuming the same Index and Segment Term length, an Index-Linked Segment Option that provides relatively more protection from Index losses will tend to have less potential for gain based on the Cap Rate and/or Participation Rate we declare, whereas an Index-Linked Segment Option that provides relatively less protection from Index losses will tend to have more potential for gain based on the Cap Rate and/or Participation Rate we declare. However, there is no guarantee that any Index-Linked Segment Option with more (or less) protection from Index losses will outperform an Index-Linked Segment Option with less (or more) protection from Index losses, over a single Segment Term or over multiple Segment Terms.

Limits on Index Gains
At the end of a Segment Term for an Index-Linked Segment Option, we may limit the positive Index return used in calculating Segment Credits by applying the Cap Rate and/or Participation Rate feature.
•    Cap Rate — The Cap Rate represents the maximum limit on Segment Credit. For Segment Terms longer than one year, the Cap Rate is for the entire Segment Term; it is not an annual limit.
•    Participation Rate — The Participation Rate is the percentage of positive Index Change in which you can participate.
In the event of a positive Index Change at the end of the Segment Term, the Segment Credit will equal the Index Change multiplied by the Participation Rate, subject to the Cap Rate. The Participation Rate and Cap Rate operate together as follows:
•    If the Participation Rate is less than 100%, it will decrease your participation in the positive Index return. For example: if the Index Change is 5%, the Participation Rate is 80% and the Cap Rate is 10%, we would apply a 4% Segment Credit using the Participation Rate (i.e., 5% x 80% = 4%), meaning you would experience a 4% gain from positive Index performance. If the Index Change were instead 15%, we would apply a 10% Segment Credit because a gain using the Participation Rate (12%) would exceed the Cap Rate (10%), and you would experience a 10% gain from positive Index performance.
•    If the Participation Rate is greater than 100%, it will increase your participation in the positive Index performance. For example: If the Index Change is 5%, the Participation Rate is 120% and the Cap Rate is 10%, we would apply a 6% Segment Credit using the Participation Rate (i.e., 5% x 120% = 6%), meaning you would experience a 6% gain from positive Index performance. If the Index Change were instead 15%, we would apply a 10% Segment Credit because a gain using the Participation Rate (18%) would exceed the Cap Rate (10%), and you would experience a 10% gain from positive Index performance.
•    If the Participation Rate is 100%, it will neither decrease nor increase your participation in the positive Index performance. For example: if the Index Change is 5%, the Participation Rate is 100% and the Cap Rate is 10%, we would apply a 5% Segment Credit using the Participation Rate (i.e., 5% x 100% = 5%), meaning you would experience a 5% gain from positive Index performance. If the Index Change were instead 15%, we would apply a 10% Segment Credit because a gain using the Participation Rate (15%) would exceed the Cap Rate (10%), and you would experience a 10% gain from positive Index performance.
You should be aware that the declared Cap Rate and Participation Rate for an Index-Linked Segment Option may cause your returns to be lower than the Index's returns.

Classification: Internal Use

We may choose not to declare a Cap Rate for a particular Segment Option and Segment Term. In that case, the Segment Option will not be subject to a Cap Rate limitation for that Segment Term. However, your participation in any positive Index performance would nonetheless be limited on the Segment End Date if the Participation Rate is less than 100%.
The Cap Rate and Participation Rate for an Index-Linked Segment Option will not change during a Segment Term, but may change from one Strategy Term to the next. The Cap Rates and Participation Rates applicable to your initial Segment Term will be listed in your Data Pages. Those Cap Rates and Participation Rates are not guaranteed for future Segment Terms. For future Segment Terms, we may declare different Cap Rates and Participation Rates.
For each Index-Linked Segment Option available for investment, the Cap Rate and Participation Rate that we are currently offering for new Segment Terms are available at the following website address: www.principal.com/StrategicIncome. The Cap Rates and Participation Rates posted on that website address are incorporated by reference into the prospectus.
The lowest Cap Rate and Participation Rate that may be established under the Contract are 0.50% and 5.00%, respectively. We will not declare a Cap Rate or Participation Rate below the applicable guaranteed minimum. The guaranteed minimum Cap Rate and Participation Rate will not change for the life of the Contract. We reserve the right to offer Index-Linked Segment Options with different types of limits on Index gains.
We determine Cap Rates and Participation Rates for each new Segment Term at our discretion, subject to the guaranteed minimum Cap Rate and Participation Rate. We consider a number of factors when declaring Cap Rates and Participation Rates, such as those described in this paragraph. We consider the applicable Buffer Rate or Floor Rate. Generally, we will declare a relatively lower Cap Rate and/or Participation Rate for an Index-Linked Segment Option that provides relatively greater protection from Index losses, and a relatively higher Cap Rate and/or Participation Rate for an Index-Linked Segment Option that provides relatively less protection from Index losses. Also, we seek to manage our risk associated with our obligations, in part, by trading call and put options and other derivative instruments on the available Indices. The costs of these instruments impact the rates we declare, and those costs can be impacted by market conditions and forces. We also consider sales commissions, administrative expenses, regulatory and tax requirements, general economic trends and competitive factors. You bear the risk that we may declare lower Cap Rates and Participation Rates for future Segment Terms, and that such rates could be as low as the guaranteed minimum Cap Rate and Participation Rate for that Index-Linked Segment Option. Rates offered for new Segment Terms may be different from those offered to new investors or offered to you at Contract issuance.

Classification: Internal Use

Before selecting an Index-Linked Segment Option for investment, you should consider in consultation with your financial professional the limits on Index gains that may be appropriate for you based on your risk tolerance, investment horizon and financial goals. Generally, based on the Cap Rates and/or Participation Rates that we declare, an Index-Linked Segment Option with a higher limit on Index gains will tend to provide relatively less protection from Index losses (based on the Buffer Rate or Floor Rate, as applicable) or have a longer Segment Term. Conversely, an Index-Linked Segment Option with a lower limit on Index gains will tend to provide relatively more protection from Index losses (based on the Buffer Rate or Floor Rate, as applicable) or have a shorter Segment Term. If comparing two Index-Linked Segment Options with the same Index and limit on Index loss, we will generally tend to declare a higher Cap Rate and/or Participation Rate for the Index-Linked Segment Option that provides less protection from Index loss. You should also consider how Cap Rates and Participation Rates interact. An Index-Linked Segment Option with a relatively higher Participation Rate may still have relatively higher Cap Rate may still have relatively less upside potential if it also has a lower Participation Rate. There is no guarantee that an Index-Linked Segment Option with a lower (or higher) limit on Index gains will outperform an Index-Linked Segment Option with a higher (or lower) limit on Index gains, over either a single Segment Term or over multiple Segment Terms.
Crediting Method Examples
The following examples illustrate how we calculate and credit Segment Credits under each Index crediting methodology assuming hypothetical Index returns and hypothetical limits on Index gains and losses. The examples assume no withdrawals or other Surrenders.
As explained further in each example, the examples do assume reductions to the Crediting Base due to deductions for GLWB Fees during the Segment Term and the impact of corresponding Equity Adjustments. Prior to the Segment End Date, the deduction of GLWB Fees will result in a proportionate reduction to your Crediting Base, which could be greater than the GLWB Fee deducted. On the Segment End Date, the deduction of GLWB Fees will reduce your Crediting Base by the amount of the GLWB Fee. Reductions to your Crediting Base upon the deduction of GLWB Fees could be higher or lower than assumed in the examples below, and will depend on factors such as your Crediting Base, the dollar amount of GLWB Fees and corresponding Equity Adjustments.
The Index Changes in the examples below are wide ranging so that you can compare and contrast different return scenarios; they are not historical Index returns. See The Indices – Historical Index Returns below for information about historical Index returns.
The Segment Credit dollar amount is equal to the Segment Credit percentage multiplied by the Crediting Base on the Segment End Date.

Classification: Internal Use

Floor Examples
As of May 18, 2026, we are no longer offering Floor Segment Options for new Segment Terms. We reserve the right to offer Floor Segment Options in the future.
For each scenario below, assume a 1-year Segment Term on a Floor Segment Option with a 0% Floor Rate, a 5% Cap Rate and a 75% Participation Rate. In addition, assume that you allocated $1,250 to the Segment Option on the Segment Start Date and that due to the deduction of quarterly GLWB Fees and the impact of corresponding Equity Adjustments, the Crediting Base has been reduced to $1,000 as of the Segment End Date.

Scenario	Crediting Base on Segment Start Date	Beginning Index Value	Ending Index Value	Index Change	Segment Credit percentage	Crediting Base on Segment End Date	Segment Credit dollar amount
1 . . . . . . . . . . . .	$1,250	100	125	25%	5%	$1,000	$ 50
2 . . . . . . . . . . . .	$1,250	100	105	5%	3.75%	$1,000	$37.50
3 . . . . . . . . . . . .	$1,250	100	100	0%	0%	$1,000	$ 0
4 . . . . . . . . . . . .	$1,250	100	95	-5%	0%	$1,000	$ 0
5 . . . . . . . . . . . .	$1,250	100	85	-15%	0%	$1,000	$ 0

For each scenario below, assume a 1-year Segment Term on a Floor Segment Option with a 10% Floor Rate, a 10% Cap Rate and a 100% Participation Rate. In addition, assume that you allocated $1,250 to the Segment Option on the Segment Start Date and that due to the deduction of quarterly GLWB Fees and the impact of corresponding Equity Adjustments, the Crediting Base has been reduced to $1,000 as of the Segment End Date.

Scenario	Crediting Base on Segment Start Date	Beginning Index Value	Ending Index Value	Index Change	Segment Credit percentage	Crediting Base on Segment End Date	Segment Credit dollar amount
1 . . . . . . . . . . . .	$1,250	100	125	25%	10%	$1,000	$ 100
2 . . . . . . . . . . . .	$1,250	100	105	5%	5%	$1,000	$ 50
3 . . . . . . . . . . . .	$1,250	100	100	0%	0%	$1,000	$ 0
4 . . . . . . . . . . . .	$1,250	100	95	-5%	-5%	$1,000	$ -50
5 . . . . . . . . . . . .	$1,250	100	85	-15%	-10%	$1,000	$-100
Buffer Examples
For each scenario below, assume a 1-year Segment Term on a Buffer Segment Option with a 10% Buffer Rate, a 10% Cap Rate and a 100% Participation Rate. In addition, assume that you allocated $1,250 to the Segment Option on the Segment Start Date and that due to the deduction of quarterly GLWB Fees and the impact of corresponding Equity Adjustments, the Crediting Base has been reduced to $1,000 as of the Segment End Date.

Classification: Internal Use

Scenario	Crediting Base on Segment Start Date	Beginning Index Value	Ending Index Value	Index Change	Segment Credit percentage	Crediting Base on Segment End Date	Segment Credit dollar amount
1 . . . . . . . . . . . .	$1,250	100	125	25%	10%	$1,000	$ 100
2 . . . . . . . . . . . .	$1,250	100	105	5%	5%	$1,000	$ 50
3 . . . . . . . . . . . .	$1,250	100	100	0%	0%	$1,000	$ 0
4 . . . . . . . . . . . .	$1,250	100	95	-5%	0%	$1,000	$ 0
5 . . . . . . . . . . . .	$1,250	100	85	-15%	-5%	$1,000	$-50
For each scenario below, assume a 6-year Segment Term on a Buffer Segment Option with a 100% Buffer Rate, 40% Cap Rate and a 100% Participation Rate. In addition, assume that you allocated $2,500 to the Segment Option on the Segment Start Date and that due to the deduction of quarterly GLWB Fees and the impact of corresponding Equity Adjustments, the Crediting Base has been reduced to $1,000 as of the Segment End Date.

Scenario	Crediting Base on Segment Start Date	Beginning Index Value	Ending Index Value	Index Change	Segment Credit percentage	Crediting Base on Segment End Date	Segment Credit dollar amount
1 . . . . . . . . . . . .	$2,500	100	160	60%	40%	$1,000	$ 400
2 . . . . . . . . . . . .	$2,500	100	110	10%	10%	$1,000	$ 100
3 . . . . . . . . . . . .	$2,500	100	100	0%	0%	$1,000	$ 0
4 . . . . . . . . . . . .	$2,500	100	95	-5%	0%	$1,000	$ 0
5 . . . . . . . . . . . .	$2,500	100	40	-60%	0%	$1,000	$ 0
For each scenario below, assume a 6-year Segment Term on a Buffer Segment Option with a 10% Buffer Rate, 50% Cap Rate and a 110% Participation Rate. In addition, assume that you allocated $2,500 to the Segment Option on the Segment Start Date and that due to the deduction of quarterly GLWB Fees and the impact of corresponding Equity Adjustments, the Crediting Base has been reduced to $1,000 as of the Segment End Date.

Scenario	Crediting Base on Segment Start Date	Beginning Index Value	Ending Index Value	Index Change	Segment Credit percentage	Crediting Base on Segment End Date	Segment Credit dollar amount
1 . . . . . . . . . . . .	$2,500	100	160	60%	50%	$1,000	$ 500
2 . . . . . . . . . . . .	$2,500	100	125	25%	27.5%	$1,000	$ 275
3 . . . . . . . . . . . .	$2,500	100	100	0%	0%	$1,000	$ 0
4 . . . . . . . . . . . .	$2,500	100	95	-5%	0%	$1,000	$ 0
5 . . . . . . . . . . . .	$2,500	100	40	-60%	-50%	$1,000	$-500

Classification: Internal Use

Peak Buffer Examples
For each scenario below, assume a 1-year Segment Term on a Peak Buffer Segment Option with a 20% Buffer Rate, a 10% Peak Buffer Midpoint, 5% Cap Rate and a 100% Participation Rate. In addition, assume that you allocated $1,250 to the Segment Option on the Segment Start Date and that due to the deduction of quarterly GLWB Fees and the impact of corresponding Equity Adjustments, the Crediting Base has been reduced to $1,000 as of the Segment End Date.

Scenario	Crediting Base on Segment Start Date	Beginning Index Value	Ending Index Value	Index Change	Segment Credit percentage	Crediting Base on Segment End Date	Segment Credit dollar amount
1 . . . . . . . . . . . .	$1,250	100	125	25%	5%	$1,000	$ 50
2 . . . . . . . . . . . .	$1,250	100	102	2%	2%	$1,000	$ 20
3 . . . . . . . . . . . .	$1,250	100	100	0%	0%	$1,000	$ 0
4 . . . . . . . . . . . .	$1,250	100	95	-5%	5%	$1,000	$ 50
5 . . . . . . . . . . . .	$1,250	100	90	-10%	10%	$1,000	$100
6 . . . . . . . . . . . .	$1,250	100	88	-12%	8%	$1,000	$ 80
7 . . . . . . . . . . . .	$1,250	100	75	-25%	-5%	$1,000	$ -50

For each scenario below, assume a 6-year Segment Term on a Peak Buffer Segment Option with a 20% Buffer Rate, a 10% Peak Buffer Midpoint, 50% Cap Rate and a 100% Participation Rate. In addition, assume that you allocated $2,500 to the Segment Option on the Segment Start Date and that due to the deduction of quarterly GLWB Fees and the impact of corresponding Equity Adjustments, the Crediting Base has been reduced to $1,000 as of the Segment End Date.

Scenario	Crediting Base on Segment Start Date	Beginning Index Value	Ending Index Value	Index Change	Segment Credit percentage	Crediting Base on Segment End Date	Segment Credit dollar amount
1 . . . . . . . . . . . .	$2,500	100	160	60%	50%	$1,000	$ 500
2 . . . . . . . . . . . .	$2,500	100	125	25%	25%	$1,000	$ 275
3 . . . . . . . . . . . .	$2,500	100	100	0%	0%	$1,000	$ 0
4 . . . . . . . . . . . .	$2,500	100	95	-5%	5%	$1,000	$ 0
5 . . . . . . . . . . . .	$2,500	100	88	-12%	8%	$1,000	$ 80
6 . . . . . . . . . . . .	$2,500	100	30	-70%	-50%	$1,000	$-500
The Indices
Generally
This section includes basic information about the Indices. Each Index-Linked Segment Option tracks the performance of an Index for a Segment Term. We will credit gain or loss (i.e., positive or negative interest) at the end of the Segment Term to amounts allocated to an Index-Linked Segment Option based, in part, on the performance of the Index. You could lose a significant amount of money if the Index declines in value.
There is no guarantee that any particular Index will always be available under the Contract. We may change the Indices for the Index-Linked Segment Options from one Segment Term to the next. We also reserve the right to substitute an Index prior to the end of a Segment.

Classification: Internal Use

An investment in an Index-Linked Segment Option is not an investment in the companies that compose the applicable Index. You will not be invested in the Index or in the securities traced by the Index. You will have no voting rights, no rights to receive cash dividends or other distributions and no other rights with respect to the companies that make up the Index. An investment in an Index-Linked Segment Option is an investment in your Contract, which has a cash value and entitles you to certain benefits payable by us, as described in this prospectus.
Additional Index information is included in APPENDIX B. You may request more information about each Index by contacting your financial professional or the Company. See 6. OUR OBLIGATIONS AND HOW TO CONTACT US above for the Company’s contact information.
Index Composition

S&P 500® Price Return Index (SPX)
The S&P 500® Price Return Index is provided by S&P Dow Jones Indices. The S&P 500® Price Return Index includes 500 large cap stocks of U.S. companies and covers approximately 80% of available market capitalization.
.
The S&P 500® Price Return Index is a “price return index,” not a “total return index,” and therefore does not reflect dividends paid on the securities composing the Index. This will reduce the Index return and may cause the Index to underperform a direct investment in the securities composing the Index.
S&P MidCap 400® Price Return Index (MID)
Index-Linked Segment Options linked to this Index are available for new Segment Terms beginning on or after May 18, 2026.
The S&P MidCap 400® Price Return Index is provided by S&P Dow Jones Indices. The S&P MidCap 400® Price Return Index is designed to measure the performance of 400 mid cap stocks of U.S. companies.
The S&P MidCap 400® Index is a “price return index,” not a “total return index,” and therefore does not reflect dividends paid on the securities composing the Index. This will reduce the Index return and may cause the Index to underperform a direct investment in the securities composing the Index.
Russell 2000® Price Return Index (RTY)
The Russell 2000® Price Return Index is provided by FTSE Russell. The Russell 2000® Price Return Index measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000® Price Return Index is a subset of the Russell 3000® Index and represents approximately 10% of the total market capitalization of the U.S. equity market. The Russell 2000® Price Return Index includes approximately 2,000 of the smallest securities based on a combination of their market cap and current index membership.
The Russell 2000® Price Return Index is a “price return index,” not a “total return index,” and therefore does not reflect dividends paid on the securities composing the Index. This will reduce the Index return and may cause the Index to underperform a direct investment in the securities composing the Index.
Nasdaq-100 Price Return Index® (NDX)
The Nasdaq-100 Price Return Index® includes 100 of the largest domestic and international non-financial companies listed on the Nasdaq Stock Market. The Index includes equities of companies across

Classification: Internal Use

major industry groups including computer hardware and software, telecommunications, and retail/wholesale trade and biotechnology. It does not contain securities of financial companies including investment companies.
The Nasdaq-100 Price Return Index® is a “price return index,” not a “total return index,” and therefore does not reflect dividends paid on the securities composing the Index. This will reduce the Index return and may cause the Index to underperform a direct investment in the securities composing the Index.
SG Smart Climate Index
Index-Linked Segment Options linked to this Index are no longer available for Segment Terms beginning on or after May 18, 2026, except for the initial Segment Term for Contracts with applications signed before May 18, 2026.
The SG Smart Climate Index (Bloomberg Ticker: SGIXSMAC) is a rules-based index that aims to provide investment exposure to the performance of stocks of U.S. large-capitalization companies that are selected based on proprietary climate risk preparedness scores and certain environmental, social and governance (ESG) exclusion filters. Climate risk generally refers to the risk of negative impacts on a company’s business or financial condition due to climate-related conditions around the globe or the transition to a lower carbon economy. The climate risk models used in connection with the Index seek to identify large U.S. companies that are more likely to perform well in future climate scenarios.
The Index is composed of a single underlying index, the SG Climate Transition Risk Index (Bloomberg Ticker: SGIXCTR) (the “Underlying SGI Index”). The Underlying SGI Index is a weighted index comprised of 150 to 250 stocks selected from the S&P 500® Index. Additional information about the Underlying SGI Index is located in APPENDIX B.
Please note, same as an Index-Linked Segment Option linked to any other Index, if you invest in an Index-Linked Segment Option linked to the SG Smart Climate Index, you are not investing in the companies that comprise the Index (including the Underlying SGI Index). Instead, you are investing in your Contract, which has a cash value and entitles you to certain benefits payable by us, as described in this prospectus. Amounts that you invest in the Contract become assets of the Company. The assets in the Company's general account, which the Company invests to support its payment obligations under the Contract, are not invested based on ESG criteria.
As described further below, the Index deducts fees and costs when calculating the Index performance, which will reduce the Index return and cause the Index to underperform a direct investment in the securities composing the Index. The Index is an “excess return” index. The Index’s return reflects the total return on an investment in the underlying component stocks (including reinvestment of all dividends, interest and other income), less the following negative adjustments and deductions that reduce the performance of the Index:
1.    The Index’s return reflects a negative performance adjustment equal to 1.50%, as an annualized percentage of Index Value, in the form of a “synthetic dividend.” It is applied daily and is intended to replicate the impact that an annual dividend of 1.50% would have on the Index Level. This “synthetic dividend” is not a dividend paid by the underlying component stocks and is not an amount payable to you. It only serves to reduce the performance of the Index.
2.    Assumed fixed replication costs are deducted from the performance of the Underlying SGI Index. These costs equal 0.50%, as an annualized percentage of the index level, and are deducted on a daily basis. These assumed costs are intended to represent the costs that would be incurred in connection with replicating the performance of the Underlying SGI Index.

Classification: Internal Use

3.    The performance of the Index reflects the return on an investment in the underlying component stocks through the use of borrowed funds. The assumed costs of borrowing are deducted from the Index Level. The assumed costs of borrowing are deducted on a daily basis and equal the current U.S. Federal Funds Rate as reported on Bloomberg. The U.S. Federal Funds Rate is the rate of interest that banks charge each other for short-term loans. As of December 31, 2025, the U.S. Federal Funds Rate was 3.64%. The U.S. Federal Funds Rate will fluctuate over time and may be higher or lower in the future.
The sponsor of the Index and the Underlying SGI Index is Société Générale. The index calculator is S&P Opco, LLC (a subsidiary of S&P Dow Jones Indices LLC). The climate risk models used in connection with the Index are produced by Entelligent, Inc. On January 12, 2022, Societe Generale, through an indirect wholly owned subsidiary, acquired a passive ownership interest and a board seat in Entelligent, Inc. Sustainalytics provides the data used to support the ESG exclusion filters. None of these companies are affiliated with Principal.
Historical Index Returns

The bar charts shown below provide each Index’s annual returns for the last 10 calendar years (or for the life of the Index if less than 10 years), as well as the Index returns after applying a hypothetical 5% cap and a hypothetical -10% buffer. The chart illustrates the variability of the returns from year to year and shows how hypothetical limits on Index gains and losses may affect these returns. Past performance is not necessarily an indication of future performance.
The performance below is NOT the performance of any Index-Linked Segment Option. Your performance under the Contract will differ, perhaps significantly. The performance below may reflect a different return calculation, time period and limit on Index gains and losses than the Index-Linked Segment Options, and does not reflect Contract fees and charges, including Surrender Charges, negative Bond Adjustments or negative Equity Adjustments, which reduce performance.

S&P 500® Price Return Index[1]
40.00
30.00
20.00
10.00
-
(10.00)
(20.00)
(30.00)
9.54
5.00
19.42
5.00
-6.24
0.00
28.88
5.00
16.26
5.00
26.89
5.00
-19.44
-9.44
24.23
5.00
23.31
5.00
16.39
5.00
2016
2017
2018
2019
2020
2021
2022
2023
2024
2025
Index's Annual Return
Annual Return After Applying 5% Cap and -10% Buffer

Classification: Internal Use

1 This Index is a “price return index,” not a “total return index,” and therefore does not reflect the dividends paid on the securities composing the Index, which will reduce the Index return and may cause the Index to underperform a direct investment in the securities composing the Index.

S&P MidCap 400® Price Return Index[1]
30.00
25.00
20.00
15.00
10.00
5.00
-
(5.00)
(10.00)
(15.00)
(20.00)
18.73
5.00
14.45
5.00
-12.50
-2.50
24.05
5.00
11.81
5.00
23.21
5.00
-14.48
-4.48
14.45
5.00
12.20
5.00
5.90
5.00
2016
2017
2018
2019
2020
2021
2022
2023
2024
2025
Index's Annual Return
Annual Return After Applying 5% Cap and -10% Buffer

Russell 2000® Price Return Index¹
30.00
25.00
20.00
15.00
10.00
5.00
-
(5.00)
(10.00)
(15.00)
(20.00)
(25.00)
19.48
5.00
13.14
5.00
-12.18
-2.18
23.72
5.00
18.36
5.00
13.70
5.00
-21.56
-11.56
15.09
5.00
10.02
5.00
11.29
5.00
2016
2017
2018
2019
2020
2021
2022
2023
2024
2025
Index's Annual Return
Annual Return After Applying 5% Cap and -10% Buffer

1 This Index is a “price return index,” not a “total return index,” and therefore does not reflect the dividends paid on the securities composing the Index, which will reduce the Index return and may cause the Index to underperform a direct investment in the securities composing the Index.

Classification: Internal Use

Nasdaq-100 Price Return Index®1
60.00
50.00
40.00
30.00
20.00
10.00
-
(10.00)
(20.00)
(30.00)
(40.00)
5.89
5.00
31.52
5.00
0.00
-1.04
37.96
5.00
47.58
5.00
26.63
5.00
-32.97
-22.97
53.81
5.00
24.88
5.00
20.17
5.00
2016
2017
2018
2019
2020
2021
2022
2023
2024
2025
Index's Annual Return
Annual Return After Applying 5% Cap and -10% Buffer

1 This Index is a “price return index,” not a “total return index,” and therefore does not reflect the dividends paid on the securities composing the Index, which will reduce the Index return and may cause the Index to underperform a direct investment in the securities composing the Index.
1 This Index is a “price return index,” not a “total return index,” and therefore does not reflect the dividends paid on the securities composing the Index, which will reduce the Index return and may cause the Index to underperform a direct investment in the securities composing the Index.

Classification: Internal Use

SG Smart Climate Index1, 2
12.00
10.00
8.00
6.00
4.00
2.00
-
10.02
5.00
7.44
5.00
4.97
4.97
2023
2024
2025
Index's Annual Return
Annual Return After Applying 5% Cap and -10% Buffer

1 Inception date: September 7, 2022.
2 The Index provider deducts fees and costs when calculating the Index return, which will reduce the Index return and may cause the Index to underperform a direct investment in the securities composing the Index.
Discontinuation or Substitution of an Index
The Indices available on the Contract Date are not guaranteed for the life of the Contract. For each Index-Linked Segment Option, we may change the Index for future Segment Terms.
The Index-Linked Segment Options are also subject to our right of Index substitution. For any Index-Linked Segment Option, we reserve the right to substitute the Index during a Segment Term if the Index is discontinued or when there is a substantial change in the calculation of the Index that materially modifies the performance or values of the Index or when there is an unexpected increase in our cost to hedge obligations under the Contract. We may also substitute an Index during a Segment Term should Index Values become unavailable for any reason. The substitution of an Index will have no impact on an Index-Linked Segment Option’s Segment Term, Cap Rate, Participation Rate, Buffer Rate, Peak Buffer Midpoint or Floor Rate, as applicable.
When substituting an Index during a Segment Term, we will attempt to select an alternative Index that, in our judgment, has an investment and risk profile similar to the original Index. We will notify you at least 30 days in advance of the substitution, and the notice will include the Index and Segment Option(s) involved. In the event that it is necessary to substitute on less than 30 days’ notice due to circumstances outside of our control, we will provide notice of the substitution as soon as practicable. If required by law, any substitution of an Index is subject to approval by the state insurance authorities where the Contract was issued. In the event that a similar Index is not found, we will substitute the original Index with a domestic or international broad-based securities market index. An Index-Linked Segment Option will not be ended prior to the end of the Segment Term due to our inability to find a similar Index.
If the substitution of an Index occurs during a Segment Term, the point-to-point method will be used in measuring performance of the original Index from the Segment Start Date to the date of substitution and

Classification: Internal Use

performance of the new Index from the day after substitution through the Segment End Date. An example of how the change in the Index Value would be calculated if a substitution of an Index occurs in the middle of a Segment Term is as follows:
•    Assume the following:
•    Substitution happens halfway through the Segment Term
•    Performance of the original Index is 5% from the Segment Start Date to the date of substitution
•    Performance of the new Index is -2% from the day after substitution through the Segment End Date
•    The change in the Index Value for the full Segment Term would be 3%, which is the performance of the original Index from the Segment Start Date to the date of the substitution (5%) reduced by the negative performance of the new Index from the day after substitution through the Segment End Date (-2%).
Maturity
See 11. OPTIONS AT END OF SEGMENT TERM for information on how you may provide instructions on reallocating Accumulated Value at the end of a Segment Term, as well as the default reallocation in the absence of such instructions.
Segment Interim Value
Segment Interim Values only apply on dates other than the Segment Start Date and Segment End Date.
For an Index-Linked Segment Option, if any of the following transactions occurs on any day other than the Segment Start Date or Segment End Date, the transaction will be based on the Segment Interim Value of your investment in that Index-Linked Segment Option:
•    you take any withdrawal, including a full withdrawal, partial withdrawal, GLWB withdrawal (Secure Income Withdrawal or Excess Withdrawal), withdrawal of the Free Surrender Amount, RMD withdrawal, scheduled withdrawal or unscheduled withdrawal,
•    you exercise the Segment Lock-In feature,
•    you Annuitize,
•    a death benefit, or
•    a GLWB Fee is deducted.
The Equity Adjustment applies to all the above transactions and could result in a loss beyond the downside protection for the Index-Linked Segment Option. The Bond Adjustment may also apply to withdrawals, Annuitization and death benefits and could also result in a loss beyond the downside protection for the Index-Linked Segment Options. In extreme circumstances, for any Index-Linked Segment Option, the total loss could be 100% (i.e., a complete loss of your principal and/or any prior earnings) due to negative Equity Adjustments and/or Bond Adjustments.
The Segment Interim Value is the Crediting Base adjusted for the Equity Adjustment for each Index-Linked Segment Option. The Crediting Base is the amount allocated to the Segment Option on the Segment Start Date, reduced upon any Surrender or deduction of GLWB Fees from that Segment Option prior to the Segment End Date. Generally, when a Surrender is taken or a GLWB Fee is deducted from an Index-Linked Segment Option prior to the Segment End Date, the Crediting Base will be proportionately reduced, and this reduction could be greater than the amount Surrendered or the GLWB Fee deducted. See Reductions to Crediting Base below.
The calculation for the Segment Interim Value is:

Classification: Internal Use

Segment Crediting Base * (1 + Equity Adjustment percentage)
Generally, the Segment Interim Value will tend to reflect less gain and more loss (as applicable) than would apply at the end of a Segment Term. You will not receive the protection of the Buffer or Floor Rate. The Segment Interim Value may result in a loss even if the Index Value at the time the Segment Interim Value is calculated is higher than the Index Value on the Segment Start Date. Generally, the Segment Interim Value will be lower earlier in a Segment Term or if the current Index Value is less than the beginning Index Value.
Note: even for a Segment Option that offers a 0% Floor Rate or 100% Buffer Rate, please be aware the Segment Interim Value could be negative due to the Equity Adjustment calculation. As a result, any Surrender prior to the Segment End Date could result in loss of principal and/or prior earnings.
For more information on how the Equity Adjustment is calculated, see 7. FEES, CHARGES AND ADJUSTMENTS – Equity Adjustment.

Reductions to Crediting Base
Crediting Base
The Crediting Base is a reference value that starts as the amount initially allocated to the Segment Option. Transactions that affect the Crediting Base include Surrenders, GLWB Fees, Transfers and Segment Credits. The Crediting Base itself is not an indication of how much is available before the end of a Segment Term. Please note that the Crediting Base is not the same as the Segment Interim Value. On the initial Segment Start Date, the Crediting Base for any Segment Option is the amount from the Initial Holding Account that gets allocated to the specific Segment Option. On any other date, the Crediting Base for any Segment Option is the amount allocated to the Segment Option on the Segment Start Date, reduced upon any Surrender or deduction of quarterly GLWB Fees, and increased or decreased for any Segment Credits and Transfers.
Impact of Reductions
The three areas in which reductions to your Crediting Base will occur are GLWB Fees, Surrenders and negative Segment Credits. The Crediting Base will be reduced quarterly for the GLWB Fees, if the GLWB is in effect.
Surrenders and GLWB Fee deductions that occur before the Segment End Date: the Crediting Base for an Index-Linked Segment Option will be reduced by the same proportion that the Segment Interim Value was reduced by the Surrender (unless the Surrender is a partial withdrawal satisfying the Required Minimum Distribution requirement for your Contract, as discussed further below) or by the GLWB Fee. If the Segment Interim Value is greater than the Crediting Base at the time of the Surrender or GLWB Fee deduction, the Crediting Base will be reduced by less than the Surrender amount or GLWB Fee (i.e., on less than a dollar-for-dollar basis). If the Segment Interim Value is less than the Crediting Base at the time of the Surrender or GLWB Fee deduction, the Crediting Base will be reduced by more than the Surrender amount or GLWB Fee (i.e., on more than a dollar-for-dollar basis).
If the Surrender is a partial withdrawal satisfying the Required Minimum Distribution requirement for your Contract, and the Segment Interim Value immediately prior to the RMD withdrawal is equal to or greater than the Crediting Base, the Crediting Base will be reduced by less than the withdrawal amount (i.e., on less than a dollar-for-dollar basis), same as a non-RMD withdrawal in that situation. If the Segment Interim Value is less than the Crediting Base at the time of a withdrawal, the Crediting Base is reduced for the RMD withdrawal on a dollar-for-dollar basis by the lesser of the RMD amount for your Contract and the portion of the Crediting Base Surrendered.

Classification: Internal Use

The Surrender amount equals the Segment Interim Value withdrawn plus or minus the Bond Adjustment and minus any applicable Surrender Charges and GLWB Fees (if any). In calculating the Surrender amount, a Bond Adjustment is factored in, which could have a negative impact on the Surrender amount. The Segment Interim Value is the Crediting Base adjusted for the Equity Adjustment.
Surrenders and GLWB Fee deductions that occur on the Segment End Date: the Crediting Base will be reduced by the Surrender amount or the GLWB Fee (after the application of Segment Credits). An RMD withdrawal that occurs on a Segment End Date will reduce the Crediting Base in the same manner as a non-RMD withdrawal (i.e., by the amount withdrawn). The Surrender amount equals the Accumulated Value withdrawn plus or minus the Bond Adjustment and minus any applicable Surrender Charges and GLWB Fees (if any). In calculating the Surrender amount, a Bond Adjustment is factored in, which could have a negative impact on the Surrender amount. The Equity Adjustment does not apply since the Surrender occurs on the Segment End Date.
If you receive a negative Segment Credit on the Segment End Date, the Crediting Base will be reduced by the entire amount of the negative Segment Credit.
Reduction to Crediting Base — Negative Segment Credits (End of Segment Term and No Surrenders)
Below is an example of how a negative Segment Credit causes a reduction to the Crediting Base.
This example shows how Segment Credits decrease (or increase) the Crediting Base on a dollar-for-dollar basis. Assume this is a 1-year Segment Option with a Premium Payment of $100,000.00. At the end of the first Segment Term, the Segment Option received a positive $5,000 Segment Credit, which increases the Segment Option’s Crediting Base. In the second Segment Term, the Segment Option received a negative $15,000, which decreased the Segment Option’s Crediting Base below the Premium Payment to $90,000. In the third Segment Term (and final year of this example), the Segment Option received a positive $2,000 Segment Credit, which increases the Segment Option’s Crediting Base to $92,000. In this example the Bond Adjustment would not apply because there is not a Surrender occurring. Segment Credits only occur on Segment End Dates. This example also assumes no Surrenders.

Contract Year	Beginning Crediting Base	Segment Credit	Crediting Base After Segment Credit
1 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	$100,000.00	$ 5,000.00	$105,000.00
2 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	$105,000.00	$-15,000.00	$ 90,000.00
3 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	$ 90,000.00	$ 2,000.00	$ 92,000.00

Reduction to Crediting Base — GLWB Fees (Middle of Segment Term and No Surrenders)
This example displays how the GLWB Fee proportionally reduces the Segment Option’s Crediting Base assuming all funds are allocated to an Index-Linked Segment Option and there are no Surrenders. If your Secure Income Benefit Base is $100,000.00 on the last day of a calendar quarter, the quarterly charge would be $375.00 ($100,000.00 * 1.50% / 4) and deducted from your Crediting Base in the same proportion the charge reduces your Accumulated Value. If your Crediting Base and Accumulated Value (Segment Interim Value) are $100,000.00, both values will reduce to $99,625.00 ($100,000.00 minus $375.00). If, instead, your starting Accumulated Value (Segment Interim Value) was $90,000.00 and your Crediting Base was $100,000.00, the GLWB Fee would reduce the Crediting Base by more than $375. In that case, the Accumulated Value would be reduced to $89,625.00 ($90,000.00 minus $375.00). The Crediting Base would be proportionately reduced from $100,000.00 to $99,583.33, a reduction of $416.67. This was calculated by dividing the fee amount ($375.00) by the Accumulated Value immediately prior to the fee deduction ($90,000.00) and

Classification: Internal Use

multiplying the result by the Crediting Base immediately prior to the partial withdrawal ($100,000.00). In these examples the Bond Adjustment would not apply because there is not a Surrender occurring.
Reduction to Crediting Base — Partial Withdrawal at End of Segment Term (Dollar-for-Dollar Reduction to Crediting Base)
Below is an example of how a partial withdrawal at the end of a Segment Term causes a reduction to the Crediting Base. The example displays how a partial withdrawal at the end of a Segment Term causes a dollar-for-dollar reduction to the Crediting Base. In this example, the Segment Credit is $0 because the assumed Index Change for the Segment Term is 0%. Segment Interim Value (including the Equity Adjustment) does not apply on a Segment End Date. The Bond Adjustment does still apply on Segment End Dates, unless an exception to the Bond Adjustment otherwise applies, due to the need for the Company to have the underlying investments backing up the Contract closely match up with the Company’s obligations under the Contract. The Bond Adjustment is applied to on the portion of the Crediting Base that is being Surrendered. This example assumes that the Accumulated Value is entirely invested in a single Index-Linked Segment Option.

Classification: Internal Use

Premium Payment	$100,000.00
Crediting Base	$100,000.00
Index Change	0.00%
Segment Credit	$ 0.00
Accumulated Value prior to Withdrawal	$100,000.00
Required Minimum Distribution	$ 0.00
Free Surrender Amount	10,000.00(1)
Withdrawal Amount	$ 20,000.00
Portion of Crediting Base Surrendered	$ 20,000.00(2)
Bond Adjustment Percentage	-2.50%
Bond Adjustment Amount	$ -250.00(3)
Withdrawal Amount after Bond Adjustment	$ 19,750.00(4)
Surrender Charge Percentage	8.00%
Surrender Charge	$ 780.00(5)
Withdrawal Amount after Surrender Charges	$ 18,970.00(6)
Crediting Base after Withdrawal	$ 80,000.00(7)
Accumulated Value after Withdrawal	$ 80,000.00(8)
________________
(1)    The Free Surrender Amount is $10,000.00. This was calculated by multiplying the Premium Payment ($100,000.00) by 10%.
(2)    The portion of the Crediting Base Surrendered is $20,000.00. This represents the amount by which the Crediting Base is reduced. On a Segment End Date, the Crediting Base is reduced by the amount of a

Classification: Internal Use

Surrender on a dollar-for-dollar basis, causing the Withdrawal Amount ($20,000) and the portion of Crediting Base Surrendered to be the same.
(3)    The Bond Adjustment amount is negative $250.00. For this example, we assumed the Bond Adjustment percentage was negative 2.50%. The Bond Adjustment amount was calculated by multiplying the portion of the Crediting Base Surrendered ($20,000.00), less the Free Surrender Amount ($10,000.00), times the Bond Adjustment percentage (negative 2.50%).
(4)    The Withdrawal Amount after Bond Adjustment is equal to the Withdrawal Amount ($20,000.00) minus the Bond Adjustment amount ($250.00), which is $19,750.00.
(5)    The Surrender Charge amount is $780.00. For this example, we assumed a Surrender Charge percentage of 8.00%, which would be the case if the partial withdrawal occurred during the first or second Contract Year. The Surrender Charge amount is calculated by subtracting the Free Surrender Amount ($10,000.00) from the withdrawal amount after Bond Adjustment ($19,750.00) and multiplying the difference by the Surrender Charge percentage (8.00%).
(6)    The Withdrawal Amount after Surrender Charge is the Withdrawal Amount ($20,000.00) minus the Bond Adjustment Amount ($250.00) minus the Surrender Charge ($780.00), which is $20,000.00 – $250.00 – $780.00 = $18,970.00.
(7)    The Crediting Base after Withdrawal is $80,000.00. This amount is calculated by subtracting the portion of the Crediting Base Surrendered ($20,000.00) from the initial Crediting Base ($100,000.00).
(8)    Accumulated Value after Withdrawal is equal to the Accumulated Value prior to Withdrawal ($100,000) minus the Withdrawal Amount ($20,000), which is $80,000.
Reduction to Crediting Base — Partial Withdrawal in Middle of Segment Term (Proportional Reduction to the Crediting Base)
Below is an example of how a partial withdrawal in the middle of a Segment Term causes a proportional reduction to the Crediting Base. The example displays how a partial withdrawal in the middle of a Segment Term causes a proportional reduction to the Crediting Base, which is demonstrated in footnote 3 below.
In this example, the Equity Adjustment applies because the partial withdrawal occurs in the middle of the Segment Term and is assumed to be negative, which results in the Crediting Base being reduced on more than a dollar-for-dollar basis. The Bond Adjustment applies as well due to the need for the Company to have the underlying investments backing up the Contract closely match up with the Company’s obligations under the Contract. The Bond Adjustment is applied to the portion of the Crediting Base that is being Surrendered. This example assumes that the Accumulated Value is entirely invested in a single Index-Linked Segment Option.

Classification: Internal Use

Premium Payment	$ 100,000.00
Crediting Base	$ 100,000.00
Equity Adjustment Percentage	-5.22%
Equity Adjustment Amount	$ -5,220.00
Accumulated Value (Segment Interim Value)(1) prior to Withdrawal	$ 94,780.00
Required Minimum Distribution	$ 0.00
Free Surrender Amount	$ 10,000.00(2)
Withdrawal Amount	$ 20,000.00
Portion of Crediting Base Surrendered	$ 21,101.50(3)
Bond Adjustment Percentage	-1.56%
Bond Adjustment Amount	$ -173.18(4)
Withdrawal Amount after Bond Adjustment	$ 19,826.82(5)
Surrender Charge Percentage	8.00%
Surrender Charge	$ 786.15(6)
Withdrawal Amount after Surrender Charges	$ 19,040.67(7)
Crediting Base after Withdrawal	$ 78,898.50(8)
Accumulated Value after Withdrawal	$ 74,780.00(9)
________________
(1)    In this example, the Accumulated Value equals the Segment Interim Value because the partial withdrawal occurs in the middle of the Segment Term, and there is only one Segment Option.
Note that the Accumulated Value ($94,780.00) is lower than the initial allocation of $100,000.00 even though there was no previous Surrender activity in this example. Prior to the Segment End Date for an Index-Linked Segment Option, the Accumulated Value is equal to the Segment Interim Value, and the Segment Interim Value is calculated each Valuation Day using the daily Equity Adjustment. Here, the Accumulated Value (Segment Interim Value) prior to Withdrawal is equal to the Crediting Base prior to the withdrawal ($100,000.00) multiplied by the Equity Adjustment Percentage (-5.22%) plus one (1), which is $94,780.00 (i.e., $100,000.00 * (-5.22% + 1) = $94,780.00).

Classification: Internal Use

(2)    The Free Surrender Amount is $10,000.00. This was calculated by multiplying the Premium Payment ($100,000.00) by 10%.
(3)    The portion of the Crediting Base Surrendered is $21,101.50, which represents the proportion by which the Crediting Base is reduced. This was calculated by dividing the partial withdrawal amount ($20,000.00) by the Accumulated Value immediately prior to the partial withdrawal ($94,780.00) and multiplying the result by the Crediting Base immediately prior to the partial withdrawal ($100,000.00).
(4)    The Bond Adjustment amount is negative $173.18. For this example, we assumed the Bond Adjustment percentage was negative 1.56%. The Bond Adjustment amount was calculated by multiplying the portion of the Crediting Base Surrendered ($21,101.50), less the Free Surrender Amount ($10,000), times the Bond Adjustment percentage (negative 1.56%).
(5)    The Withdrawal Amount after Bond Adjustment is equal to the Withdrawal Amount ($20,000.00) minus the Bond Adjustment amount ($173.18), which is $19,826.82.
(6)    The Surrender Charge amount is $786.15. For this example, we assumed a Surrender Charge percentage of 8.00%, which would be the case if the partial withdrawal occurred during the first or second Contract Year. The Surrender Charge amount is calculated by subtracting the Free Surrender Amount ($10,000.00) from the withdrawal amount after Bond Adjustment ($19,826.82) and multiplying the difference by the Surrender Charge percentage (8.00%).
(7)    The Withdrawal Amount after Surrender Charge is the Withdrawal Amount ($20,000.00) minus the Bond Adjustment Amount ($173.18) minus the Surrender Charge ($786.15), which is $20,000.00 – $173.18 – $786.15 = $19,040.67.
(8)    The Crediting Base after Withdrawal is $78,898.50. This amount is calculated by subtracting the portion of the Crediting Base Surrendered ($21,101.50) from the initial Crediting Base ($100,000.00).
(9)    The Accumulated Value after Withdrawal is the Crediting Base after Withdrawal ($78,898.50) multiplied by the Equity Adjustment percentage (-5.22%) plus one (1), which is $78,898.50* (-5.22% + 1) = $74,780.00.
Reduction to Crediting Base — Required Minimum Distribution in Middle of Segment Term (Dollar-for- Dollar Reduction to Crediting Base)
Below is an example of how a Required Minimum Distribution (RMD) withdrawal causes a reduction to the Crediting Base. This is an example where the Accumulated Value immediately prior to the RMD withdrawal is less than the Crediting Base, and the RMD withdrawal is taken prior to the Segment End Date. If the Accumulated Value immediately prior to the RMD withdrawal is equal to or greater than the Crediting Base or occurs on a Segment End Date, the RMD withdrawal will reduce the Crediting Base in the same manner as a non-RMD withdrawal. Otherwise, as described under Impact of Reductions — Surrenders and GLWB Fee deductions that occur before the Segment End Date earlier in this section, when the partial withdrawal is satisfying the RMD requirement for your Contract, the Crediting Base is reduced for the RMD portion of the withdrawal by the lesser of the RMD amount for your Contract and the portion of the Crediting Base Surrendered, which is shown in footnote 8 of this example. In this example, the Equity Adjustment applies because the partial withdrawal occurs in the middle of the Segment Term and is assumed to be negative. The Bond Adjustment would not apply because the RMD withdrawal would be a withdrawal of the Free Surrender Amount. This example assumes that the Accumulated Value is entirely invested in a single Index-Linked Segment Option.

Classification: Internal Use

Premium Payment	$100,000.00
Crediting Base	$100,000.00
Equity Adjustment Percentage	-12.83%
Equity Adjustment Amount	$ -12,830.00
Accumulated Value (Segment Interim Value)(1) prior to withdrawal	$ 87,170.00
Required Minimum Distribution	$ 4,500.00
Free Surrender Amount	$ 4,500.00(2)
Withdrawal Amount	$ 4,500.00
Portion of Crediting Base Surrendered	$5,162.33(3)
Bond Adjustment Percentage	N/A(4)
Bond Adjustment Amount	N/A(4)
Withdrawal Amount after Bond Adjustment	$4,500.00(5)
Surrender Charge Percentage	8.00%
Surrender Charge	$0.00(6)
Withdrawal Amount after Surrender Charges	$4,500.00(7)
Reduction to Crediting Base	$4,500.00(8)
Crediting Base after Withdrawal	$95,500.00(9)
Accumulated Value after Withdrawal	$83,247.35(10)
________________
(1)    In this example, the Accumulated Value equals the Segment Interim Value because the partial withdrawal occurs in the middle of the Segment Term, and there is only one Segment Option.
Note that the Accumulated Value ($87,170.00) is lower than the initial allocation of $100,000.00 even though there was no previous Surrender activity in this example. Prior to the Segment End Date for an

Classification: Internal Use

Index-Linked Segment Option, the Accumulated Value is equal to the Segment Interim Value, and the Segment Interim Value is calculated each Valuation Day using the daily Equity Adjustment. Here, the Accumulated Value (Segment Interim Value) prior to Withdrawal is equal to the Crediting Base prior to the withdrawal ($100,000.00) multiplied by the Equity Adjustment Percentage (-12.83%) plus one (1), which is $87,170.00 (i.e., $100,000.00 * (-12.83% + 1) = $87,170.00).
(2)    This assumes that the Free Surrender Amount was set equal to the RMD amount.
(3)    The portion of the Crediting Base Surrendered is $5,162.33, which represents the proportion by which the Crediting Base is reduced. This was calculated by dividing the partial withdrawal amount ($4,500.00) by the Accumulated Value immediately prior to the partial withdrawal ($87,170.00) and multiplying the result by the Crediting Base immediately prior to the partial withdrawal ($100,000.00).
(4)    The Bond Adjustment is not applicable because the withdrawal amount did not exceed the Free Surrender Amount. Amounts withdrawn up to the Free Surrender Amount are not subject to a Bond Adjustment.
(5)    The Withdrawal Amount is $4,500 because there was no Bond Adjustment.
(6)    The Surrender Charge amount is $0.00 because the withdrawal is within the Free Surrender Amount.
(7)    The Withdrawal Amount after Surrender Charge is the Withdrawal Amount ($4,500.00) plus the Bond Adjustment amount ($0.00) minus the Surrender Charge ($0.00), which is $4,500.00.
(8)    The Reduction to Crediting Base is $4,500.00, which is calculated by taking the lesser of the RMD amount for your Contract ($4,500.00) and the portion of the Crediting Base Surrendered ($5,162.33) since the withdrawal is for the RMD amount for your Contract.
(9)    The Crediting Base after Withdrawal is $95,500.00. This amount is calculated by subtracting the Reduction to Crediting Base ($4,500.00) from the initial Crediting Base ($100,000.00).
(10)    The Accumulated Value after Withdrawal is the Crediting Base after Withdrawal ($95,500.00) multiplied by the Equity Adjustment percentage (-12.83%) plus one (1), which is $95,500.00* (-12.83% + 1) = $83,247.35.
Segment Lock-In Feature
The Contract’s lock-in features allow you to lock in an Index-Linked Segment Option’s Equity Adjustment prior to the Segment End Date. These lock-in features are available with all of the Index-Linked Segment Options under the Contract. There is no additional charge for these lock-in features.
The lock-in features may be of interest to people who:
•    Are interested in eliminating some of the uncertainty regarding future Index performance; or
•    Are wanting to potentially limit the impact of a negative Segment Credit they may otherwise receive if they don’t lock-in.
Upon exercising a lock-in, the Owner will receive a Segment Credit on the Segment End Date where the Index Change is equal to the locked-in Equity Adjustment instead of being calculated using the point- to-point crediting method. The Segment Credit you receive may be lower than the Segment Credit you would have received on the Segment End Date if you hadn’t exercised the Segment Lock-In. Similarly, you may receive a negative Segment Credit due to exercising Segment Lock-In when, had you not exercised Segment Lock-In, you would have received a positive Segment Credit on the Segment End Date. You also may receive less than the full protection of the Buffer Rate or Floor Rate (as applicable). This is due to an Equity Adjustment being applied in calculating the Segment Credit instead of the point-to-point crediting method. If a lock-in is exercised, the Segment Option’s Floor Rate, Buffer Rate, Peak Buffer Midpoint, Cap Rate, and Participation Rate (as applicable) will no longer be applied on the Segment End Date. Between the date of lock-in and the Segment End Date, the Segment Interim Value will be calculated using the locked-in Equity Adjustment. If a

Classification: Internal Use

lock-in has been exercised and the current Segment End Date is later than the next Segment Anniversary, Segment Term is shortened, and the Segment End Date is moved up to the next Segment Anniversary. For example, if the Segment Start Date is 9/1/2022 for a 6-year Segment Option (Segment End Date is 9/1/2028 before lock-in) and you exercise a lock-in on 6/22/2025, the Segment End Date will move to 9/1/2025 at the time of exercising the lock-in.
If you exercise Segment Lock-In and the locked-in Equity Adjustment is negative, you will be locking-in a loss, which could be significant. The buffer or floor will not apply, and the loss could be significant. You should speak to your financial professional before executing Segment Lock-In.
There are two ways to exercise a lock-in for an Index-Linked Segment Option: Manual Segment Lock-In and Automatic Segment Lock-In.
•    Manual Segment Lock-In. Under this method, you exercise a lock-in by submitting a request directing us to lock in the Equity Adjustment for an Index-Linked Segment Option. We will lock in the Equity Adjustment on the Valuation Day we receive your request in Good Order. For example, if you submit a request in Good Order prior to the end of the Valuation Day (generally 4:00 p.m. E.T.) to lock in a Segment Option, the lock-in will be effective on that day (Lock-In Date). If your request is received in Good Order after the end of the Valuation Day (generally 4:00 p.m. E.T.), or on a weekend or on a holiday, the lock-in will be effective on the next Valuation Day (Lock-In Date). You can provide such a request through any of the forms of communication specifically listed in the definition of “Notice” in 1. GLOSSARY.
•    Automatic Segment Lock-In. Under this method, if a lock-in has not yet occurred, you may contact us to set an upper Lock-In Threshold and/or lower Lock-In Threshold. An upper Lock-In Threshold may be set to lock in gains and a lower Lock-In Threshold may be set to limit losses. If you set an upper Lock-In Threshold, we will automatically lock in the Equity Adjustment during the remainder of the Segment Term if the Equity Adjustment reaches and/or crosses the upper Lock-In Threshold. Conversely, if you set a lower Lock-In Threshold, we will lock in the Equity Adjustment during the remainder of the Segment Term if the Equity Adjustment reaches and/or crosses the lower Lock-In Threshold. For example, if an upper threshold of 10% is set, the Segment Option will not lock in until the Equity Adjustment is at least 10%. This means the locked in Equity Adjustment will be 10% or greater. If a lower threshold of -5% is set, the Segment Option will not lock in until the Equity Adjustment is less than or equal to -5%. This means the locked in Equity Adjustment will be -5% or lower. Please note, we will not accept a request to establish an upper or lower Lock-In Threshold unless the requested Lock-In Threshold is higher or lower, respectively, than the last- calculated Equity Adjustment. Lock-In Threshold(s) may be removed or changed if you provide us with Notice in Good Order at least two Valuation Days prior to the Segment End Date, provided a lock-in has not yet occurred for the specified Segment Option during the Segment Term. The Segment End Date counts as one of those two Valuation Days if the Segment End Date is on a Valuation Day.
You can request a Segment Lock-In or set Lock-In Threshold(s) on any Valuation Day up to two Valuation Days prior to the applicable Segment End Date. The Segment End Date counts as one of those two Valuation Days if the Segment End Date is on a Valuation Day. In order to request a Segment Lock-In or set Lock-In Threshold(s) you must provide us with Notice. If you submit a Segment Lock-In request, the Lock-In Date will be the Valuation Day we receive Notice in Good Order to lock the Segment Option. If you establish a Lock-In

Classification: Internal Use

Threshold, the Lock-In Date will be the Valuation Day where the Equity Adjustment triggers the threshold you set.
Under either method for exercising a lock-in, you will not know the locked-in Equity Adjustment in advance because the Equity Adjustment is calculated at the end of the Valuation Day after you exercise the lock-in. The locked-in Equity Adjustment could be lower than you anticipated. If you submit a Segment Lock-In request, the locked-in Equity Adjustment may be lower or higher than the Equity Adjustment that was last calculated before you submitted your request. If you establish Lock-In Thresholds, the locked-in Equity Adjustment will be at least equal to the upper threshold or lower threshold, as applicable. For example, if an upper threshold of 10% is set, the Segment Option will not lock in until the Equity Adjustment is at least 10%. This means the locked in Equity Adjustment will be 10% or greater. If a lower threshold of -5% is set, the Segment Option will not lock in until the Equity Adjustment is less than or equal to -5%. This means the locked in Equity Adjustment will be -5% or lower.
You can obtain the current Segment Interim Value and Equity Adjustment by calling us at 1-800-852-4450 or by visiting www.principal.com and using your secure login. However, as explained above, if you were to exercise Segment Lock-In, the locked-in Equity Adjustment may be more or less than the quoted value.
We will not provide advice or notify you regarding whether you should exercise the lock-in features or the optimal time for doing so. It is possible that you may exercise Segment Lock-In at a sub-optimal time during the Segment Term, or that there is no optimal time to exercise Segment Lock-In during a Segment Term. We will not warn you if you exercise the lock-in features at a sub-optimal time. We are not responsible for any losses or forgone gains related to your decision whether or not to exercise the lock-in features.
A potential advantage of setting a higher/positive threshold is that you can capture positive Segment Option performance (through a positive Segment Credit) even if the Segment Option’s performance later turns negative. A potential disadvantage of setting a higher/positive threshold is that the positive Segment Option performance beyond the threshold could move even higher, i.e., more positive, in which case you would miss out on a more positive Segment Credit than the one resulting from your lock-in.
A potential advantage of setting a lower/negative threshold is that you can limit the impact of a negative Segment Credit you may otherwise receive if you don’t lock-in. This would be a situation where the performance of the Segment Option goes further negative beyond the negative threshold you set. A potential disadvantage of setting a lower/negative threshold is that the negative Segment Option performance could turn positive after your lock-in is triggered (or, in the case of a Peak Segment Buffer Option, negative Segment Option performance could come within the Buffer Rate), in which case you may miss out on a positive Segment Credit or a less-negative Segment Credit.
Once a lock-in is executed, it is irrevocable for that Segment Term. A lock-in will not be applied retroactively and can only be exercised for the entire Segment Option. A lock-in may only be exercised once per Segment Term for each Index-Linked Segment Option.
We reserve the right to limit the availability of the lock-in features to only certain Index-Linked Segment Options in the future.

Classification: Internal Use

11.    OPTIONS AT END OF SEGMENT TERM
At the end of a Segment Term for any Segment Option, the following options are available to you:
•    You may reinvest your Accumulated Value allocated to the ended Segment Option in the same Segment Option for another Segment Term if that Segment Option is still available. Please note, the Cap Rate, Participation Rate, or annual interest rate we declare for the new Segment Term may differ (higher or lower) from the previous Segment Term, subject to the guaranteed limits described in this prospectus.
•    You may Transfer your Accumulated Value allocated to the ended Segment Option to any other Segment Option that is available for investment. Transfers from a Segment Option are only allowed on the Segment End Date. If you wish to Transfer, you must Notify us at least two Valuation Days prior to the end of the Segment Term for the given Segment Option. For information about the acceptable ways to provide us Notice, see 6. OUR OBLIGATIONS AND HOW TO CONTACT US. If you submit a Transfer request but we do not receive it prior to the start of that two-day period, your Accumulated Value will be automatically re-invested as described below. The Segment End Date counts as one of those two Valuation Days if the Segment End Date is on a Valuation Day. If the Segment End Date is not on a Valuation Day, the Valuation Day prior to the Segment End Date is the end of that two-day period. For example, if the Segment End Date is a Saturday, the end of the two- day period is the preceding Friday, and your Transfer request must be received by us before the end of the Valuation Day on the preceding Wednesday. This example assumes no holidays during this period. No Notice is required if you want to be automatically re-invested.
•    You may withdraw or Annuitize your Accumulated Value allocated to the ended Segment Option, subject to the terms and conditions described in this prospectus. Withdrawals and Annuitization are not restricted to Segment End Dates, but amounts withdrawn or Annuitized from a Segment Option on its Segment End Date will not be based on a Segment Interim Value. However, such withdrawals may be subject to Surrender Charges (Surrender Charges do not apply upon Annuitization). See 7. FEES, CHARGES AND ADJUSTMENTS — Deferred Sales Load (“Surrender Charge”). In addition, such withdrawals and Annuitizations on a Segment End Date may be subject to the Bond Adjustment but not an Equity Adjustment. See 7. FEES, CHARGES AND ADJUSTMENTS — Bond Adjustment.
In the absence of timely instructions in Good Order, the Accumulated Value in the ended Segment Option will be automatically re-invested in the same Segment Option for a new Segment Term (with the Cap Rate, Participation Rate or annual interest rate applicable to a new Segment Term), provided that the same Segment Option is available for a new Segment Term.
If we do not receive timely instructions in Good Order and the same Segment Option is no longer available, the Accumulated Value in the ended Segment Option will be automatically Transferred to the applicable default option, as follows:
•If the ended Segment Option is the Fixed Segment Option, and the Fixed Segment Option is no longer available, the default option will be the following Index-Linked Segment Option: (a) for Segment Terms ending before May 18, 2026, Point-to-Point, S&P 500® Price Return Index, Participation Rate and Cap Rate, 1-year Segment Term, 0% Floor, or (b) for Segment Terms ending on or after May 18, 2026, Point-to-Point, S&P 500® Price Return Index, Participation Rate and Cap Rate, 1-year Segment Term, 10% Buffer.

Classification: Internal Use

•    If the ended Segment Option is an Index-Linked Segment Option, and that Index-Linked Segment Option is no longer available, the default option will be a 1-year Index-Linked Segment Option with the same Index and Buffer Rate or Floor Rate, if available (with the Cap Rate and Participation Rate applicable to a new Segment Term). If there are multiple such Segment Options available, the Accumulated Value in the ended Segment Option will be automatically Transferred to the one with the higher Cap Rate limitation. If there is no such Segment Option available, the default option will be the Fixed Segment Option (with the annual interest rate applicable to a new Segment Term).
We reserve the right to change the default Segment Options as described above in the future (e.g., we may designate the sole Index-Linked Segment Option that we guarantee to make available for the life of the Contract as the default option in all cases). As each Segment Term nears its Segment End Date, we will provide at least fifteen (15) calendar days advance notice of the Segment Options that will be available to you on the Segment End Date, including where to obtain the Cap Rates, Participation Rates, and annual interest rates for the new Segment Terms. This notice of the upcoming renewal will be in writing and the rates will be publicly available at least seven (7) calendar days prior to the Segment Start Date for the new Segment Terms on www.principal.com/individuals/invest-retire/annuities. Any or all of these Cap Rates, Participation Rates, and annual interest rates may be different (higher or lower) from the Cap Rates, Participation Rates, and annual interest rates that we declared for previous Segment Terms, subject to the guaranteed limits described in this prospectus. We may offer different rates (higher or lower) to new investors or classes of investors that purchased the Contract at different times. The Accumulated Value automatically re-invested or Transferred, as described above, will be subject to the declared Cap Rates, Participation Rates, and annual interest rates, as applicable, on the Segment Start Date.
12.    WITHDRAWALS
This section describes full and partial withdrawals under your Contract. For information about the risks in taking withdrawals, see 5. PRINCIPAL RISKS OF INVESTING IN THE CONTRACT — Liquidity Risk — Consequences of Withdrawals/Surrenders Generally. For examples showing the interaction between withdrawals and Index-Linked Segment Options, see 10. INDEX-LINKED SEGMENT OPTION MECHANICS — Reduction to Crediting Base Examples.
For information about taking withdrawals under the Secure Income Protector GLWB, see 14. SECURE INCOME PROTECTOR (GLWB).
Withdrawals Generally
You may make full or partial withdrawals of your Surrender Value under this Contract at any time prior to the Annuitization Date provided the Owner and Joint Owner, if any, are living and provided that you give us Notice in Good Order at our Home Office. Withdrawal requests may be sent to us at the following address (or as otherwise set forth in 19. ADDITIONAL INFORMATION ABOUT THE CONTRACT — Telephone and Internet Services):
Principal Life Insurance Company PO Box 9382
Des Moines, Iowa 50306-9382
When you request a withdrawal, the amount available to you is the Surrender Value, which includes the Segment Interim Value if the withdrawal is not on a Segment Start Date or Segment End Date of the Segment Option being withdrawn from. When a withdrawal is taken from Segment Interim Value, an Equity Adjustment and proportionate reduction to your Crediting Base will apply. See 10. Index-Linked Segment Option Mechanics — Segment Interim Value. The Surrender Value applicable to your withdrawal will be as of the date that we receive your Notice in Good Order. In arriving at the Surrender Value, we will apply any applicable Bond Adjustment to the Accumulated Value and subtract any applicable Surrender Charge and GLWB Fees. See 7. FEES, CHARGES AND ADJUSTMENTS — Bond Adjustment. A Bond Adjustment may apply regardless of when the withdrawal is

Classification: Internal Use

taken, including on the Segment End Date. Full and partial withdrawals may also be subject to taxes and to a separate 10% federal tax penalty if made before the Owner is 59½ years old. See 18. TAXES.
Withdrawals from the Segment Options and the Initial Holding Account are generally paid within seven days of the effective date of the request for Surrender (or earlier if required by law). However, certain delays in payment are permitted (see 19. ADDITIONAL INFORMATION ABOUT THE CONTRACT — Delay of Payments and Other Transactions).
Full Withdrawal
You may take a full withdrawal under this Contract for the Surrender Value. The following provisions apply to full withdrawals:
•    You may take the withdrawal under the Contract at any time before the Annuitization Date.
•    The Surrender Value at any time is the Accumulated Value (on the date we receive your Notice in Good Order) adjusted for any applicable Bond Adjustment, less any applicable Surrender Charge and GLWB Fees.
•    We reserve the right to require you to return the Contract.
•    The written consent of all collateral assignees must be obtained prior to a full withdrawal. A collateral assignment is an agreement under which you assign the annuity benefits to a lender as collateral for a loan.
For additional information on the risks involved in taking a full withdrawal, see 5. PRINCIPAL RISKS OF INVESTING IN THE CONTRACT — Liquidity Risk.
Partial Withdrawals
You may take unscheduled and scheduled partial withdrawals from this Contract by providing us Notice. Partial withdrawals reduce the Accumulated Value and Crediting Base of the Contract and are deducted proportionately from the Segment Options unless you direct otherwise. The deductions are based on the values as of the end of day of the effective date of the withdrawal.
Unscheduled Partial Withdrawal
•    You may withdraw a part of your Accumulated Value at any time before the Annuitization Date.
•    You must specify the dollar amount of the withdrawal (which must be at least $100).
•    If you specify withdrawal allocation percentages as part of a partial withdrawal request, the withdrawal is deducted from the Segment Options according to the withdrawal allocation percentages you provide to us.
•    If you do not provide us with specific withdrawal allocation percentages, the withdrawal is deducted in the same proportion as the Accumulated Value is spread throughout the Segment Options at that point in time.
•    We take amounts from your Segment Option(s) to equal, in total, the dollar amount of the partial withdrawal request plus or minus the Bond Adjustment (as applicable) and plus any applicable Surrender Charge.
•    If the GLWB is not in effect, your Accumulated Value after the unscheduled partial withdrawal must be equal to or greater than $5,000; we reserve the right to increase this amount up to and including $10,000. If your Accumulated Value is less than the minimum threshold, we will treat the request as a request for a full withdrawal.
•    The written consent of all collateral assignees must be obtained prior to withdrawal.

Classification: Internal Use

For additional information on the risks involved in taking an unscheduled partial withdrawal, see 5.    PRINCIPAL RISKS OF INVESTING IN THE CONTRACT — Liquidity Risk.
Scheduled Partial Withdrawal
•    You may request partial withdrawals from any of the Segment Options (to which you are allocated) on a scheduled basis.
•    Your Accumulated Value must be at least $5,000 when the scheduled partial withdrawals begin.
•    You may specify monthly, quarterly, semi-annually or annually and choose a withdrawal date (other than the 29th, 30th or 31st of any month).
•    If the selected date is not a Valuation Date, the partial withdrawal is completed on the next Valuation Date.
•    We take amounts from your Segment Option(s) to equal, in total, the dollar amount of the partial withdrawal request plus or minus the Bond Adjustment (as applicable) and plus any applicable Surrender Charge.
•    Scheduled partial withdrawals will end on the earliest of:
•    the date we receive Notice in Good Order to end the payments;
•    the date you take a full withdrawal from the Contract;
•    the date all or a portion of the Accumulated Value is applied to an annuity benefit payment option;
•    the date the death benefit is distributed;
•    the Annuitization Date; and
•    the Accumulated Value is $0.
•    The written consent of all collateral assignees must be obtained prior to a partial withdrawal.
For additional information on the risks involved in taking a scheduled partial withdrawal, see 5. PRINCIPAL RISKS OF INVESTING IN THE CONTRACT — Liquidity Risk.
13.    BENEFITS AVAILABLE UNDER THE CONTRACT
The following table summarizes information about the benefits available under the Contract.
Depending on your financial professional or your financial professional’s firm, certain benefits may not be available, or may be available on different terms. See APPENDIX F: FINANCIAL INTERMEDIARY VARIATIONS.

Standard Benefits
Name of Benefit	Purpose	Maximum Fee	Brief Description of Restrictions/Limitations

Classification: Internal Use

Secure Income Protector (GLWB)	A guaranteed lifetime withdrawal benefit that guarantees an amount of withdrawals for life (Secure Income Withdrawals), regardless of Accumulated Value, provided that certain conditions are met	2.00% (annualized, as a percentage of the Secure Income Benefit Base)
•    Automatically included in Contract at issue
•    You cannot terminate until 6th Contract Anniversary
•    See Rate Sheet Supplement for terms applicable to new Contracts. See Appendix E of the prospectus for terms applicable to existing Contracts.
•    Benefit available only during the accumulation period

•If not at least age 59½ at issue, Secure Income Withdrawals cannot begin until age 59½
• Secure Income Withdrawals may be subject to negative Equity Adjustments and taxes
• Excess Withdrawals may significantly reduce or terminate the benefit and the Contract and may have other negative consequences
• Excess Withdrawals may be subject to Surrender Charges, negative Bond Adjustments, negative Equity Adjustments and taxes and tax penalties
• Partial Surrenders reduce potential for Step-Ups
• Step-Ups increase dollar amount of GLWB Fees
• No Secure Income Deferral Credits after taking first withdrawal
• Partial Annuitizations count against Secure Income Benefit Payment and may be treated like Excess Withdrawals

Classification: Internal Use

•    Full Annuitization terminates the benefit, but may choose to annuitize the Secure Income Benefit Payment
•    Other involuntary termination provisions apply
•    Withdrawals taken while the Accumulated Value is greater than zero are withdrawals of the Contract owner’s own money, and the chance of outliving the Accumulated Value and receiving lifetime payments from the Company under the GLWB may be minimal

Free Surrender Amount	Provides for an amount that may be withdrawn each Contract Year without incurring Surrender Charges or Bond Adjustments	None	• Only available during the accumulation period • Withdrawals of Free Surrender Amount may be subject to negative Equity Adjustments and taxes and tax penalties
• All withdrawals count against Free Surrender Amount
• Partial Annuitizations count against Free Surrender Amount remaining, but are not treated as withdrawals of Free Surrender Amount
• Unused Free Surrender Amount not available in future Contract Years
Income Distribution Program
Provides for automatic Transfer at the start of each Segment Term an amount equal to your Secure Income Benefit Payment from ended Index-Linked Segment Options to the Fixed Segment Option, such that Secure Income Withdrawals may be taken from the Fixed Segment Option without Equity Adjustments applying
Included in GLWB Fee
•    Only available during the accumulation period
•    If insufficient Accumulated Value in the ended Index-Linked Segment Options, will Transfer only the amount available
•    No automatic Transfer if no Index- Linked Segment Options ending on a Segment Anniversary
•    Withdrawals from the Fixed Segment Option are not guaranteed to be Secure Income Withdrawals depending on your withdrawal activity during a Contract Year

Classification: Internal Use

Required Minimum Distribution (RMD) Program	Provides for RMD amounts withdrawn in excess of the Secure Income Benefit Payment to be treated as Secure Income Withdrawals rather than Excess Withdrawals	Included in GLWB Fee
•    Only available during the accumulation period
•    Must be eligible for and enroll in the program for excess RMD amounts to be treated as Secure Income Withdrawals (not Excess Withdrawals)
•    If not enrolled, excess RMD amounts will be treated as Excess Withdrawals, even if you were eligible for the program
•    Must elect scheduled withdrawal payments to enroll
•    Unscheduled withdrawals may be Excess Withdrawals
•    Enrollment not necessary for RMD withdrawals to be treated as withdrawals of the Free Surrender Amount

Segment Lock-Ins
Gives you the option to lock in an Equity Adjustment for an Index-Linked Segment Option prior to the Segment End Date If exercised, you will receive a Segment Credit on the Segment End Date equal to the locked-in Equity Adjustment rather than Segment Credits using the point-to-point crediting methodology for the Index-Linked Segment Option
None
•    We will not provide advice or notify you regarding whether you should exercise Segment Lock-In or the optimal time for doing so (if any)
•    We will not warn you if you exercise Segment Lock-In at a sub-optimal time
•    We will not warn you if you set Lock-In Thresholds for Automatic Segment Lock-In at sub-optimal levels
•    You will not know the locked-in Equity Adjustment in advance; the locked-in Equity Adjustment could be lower than you anticipated
•    We are not responsible for any losses or forgone gains related to your decision whether or not to exercise Segment Lock-In

• Only available during the accumulation period
• Only available for the Index-Linked Segment Options

Classification: Internal Use

• Will not participate in Index performance (positive or negative) for the remainder of the Segment Term, including the Segment End Date
• Floor Rate, Buffer Rate, Peak Buffer Midpoint, Cap Rate and Participation Rate, as applicable, will not apply on the Segment End Date
• Locking-in a negative Equity Adjustment will result in loss, no downside protection under buffer or floor will apply, and the loss could be significant
• For multi-year Segment Terms, upon exercise, Segment End Date will always be next Segment Anniversary

•    Cannot be exercised during last two Valuation Days prior to Segment End Date
•    May be exercised once per Segment Term for each Index-Linked Segment Option
•    May only exercise for entire Accumulated Value in an Index-Linked Segment Option
•    Exercise is irrevocable

Classification: Internal Use

Death Benefit	Upon death, provides for death benefit payment equal to greater of Accumulated Value or Premium Payment	None
•    Only available during the accumulation period
•    Accumulated Value component reflects any applicable Equity Adjustment and is subject to a Bond Adjustment, which may be negative
•    Premium Payment component subject to reductions for prior Surrenders
•    While GLWB is active, Secure Income Withdrawals reduce Premium Payment dollar-for-dollar, while all other Surrenders result in proportionate reductions
•    If GLWB is terminated, all Surrenders result in proportionate reductions
•    Partial withdrawals and Annuitizations could significantly reduce the benefit, perhaps by more than the amount withdrawn or Annuitized
•    Terminates upon full Annuitization
•    State variations may apply

Critical Need Surrender Charge Waiver Rider	Waiver of Surrender Charges in the event of a critical need	None
•    Automatically included in Contract at issue
•    Only available during the accumulation period
•    Owner or Annuitant must have a “critical need” as defined by the benefit
•    Critical need must not pre-exist the Contract Date
•    Withdrawals under the benefit may be subject to negative Bond Adjustments, negative Equity Adjustments and taxes and tax penalties
•    Withdrawals count against the Free Surrender Amount
•    Withdrawals count against the Secure Income Benefit Payment under the GLWB

Classification: Internal Use

Classification: Internal Use

14.    SECURE INCOME PROTECTOR (GLWB)
One of the primary benefits provided under the Contract is the Secure Income Protector (GLWB), a guaranteed lifetime withdrawal benefit. The following describes the GLWB’s benefits and limitations. Some rider provisions may vary from state to state and may be subject to additional restrictions. All material state variations have been described in this prospectus.
The Contract is automatically issued with the GLWB, for which there is an ongoing annual fee. You cannot voluntarily terminate the GLWB until your 6th Contract Anniversary without fully Surrendering or Annuitizing the Contract. A full Surrender may be subject to Surrender Charges, negative Bond Adjustments, negative Equity Adjustments and taxes and tax penalties. Annuitizations may be subject to negative Bond Adjustments and Equity Adjustments, and are not available until after the second Contract Year. If you remove the GLWB, you will have paid for the benefit without receiving its financial benefits, if any.
To help you better understand the various features of the GLWB, and to demonstrate how Secure Income Withdrawals and Excess Withdrawals affect the GLWB’s values and benefits, we have provided several detailed examples in APPENDIX D — SECURE INCOME PROTECTOR (GLWB) EXAMPLES.
Rate Sheet Supplement
The Initial Secure Income Percentages and Secure Income Deferral Credit percentages under the GLWB applicable to new Contracts are stated in a supplement to this prospectus (the Rate Sheet Supplement). You should not purchase the Contract without first obtaining the Rate Sheet Supplement that will be in effect on the date that you sign your Contract application.
When delivered in connection with the offer or sale of a new Contract, this prospectus must be accompanied by the current Rate Sheet Supplement. Rate Sheet Supplements are also available at www.principal.com/individuals/invest-retire/annuities. You can also obtain a copy of a Rate Sheet Supplement free of charge by contacting us at our Home Office. We periodically issue new Rate Sheet Supplements that may reflect different Initial Secure Income Percentages and Secure Income Deferral Credit percentages for new Contracts. Each Rate Sheet Supplement will include a start date and end date for the published rates.
The applicable Initial Secure Income Percentage and the Secure Income Deferral Credit percentage in effect on the date that you sign the application will apply to your Contract and cannot be modified except in the following situation. If the Initial Secure Income Percentage or Secure Income Deferral Credit percentage in effect on the date we receive your Premium Payment has increased from that in effect on the date you signed your application, you will receive the Initial Secure Income Percentage and Secure Income Deferral Credit percentage in effect on the date we receive your Premium Payment, provided that neither the Initial Secure Income Percentage nor Secure Income Deferral Credit percentage has decreased.
Historical Initial Secure Income Percentages and Secure Income Deferral Credit percentages under prior Rate Sheet Supplements can be found in APPENDIX E to this prospectus.
Summary of GLWB Features
GLWB Risks
The GLWB is subject to investment risk. You should review the terms of the GLWB carefully and work with your financial professional to decide if the Contract and the GLWB are appropriate for you based on a thorough analysis of your particular needs, financial objectives, investment goals, time horizons and risk tolerance.
See 5. PRINCIPAL RISKS OF INVESTING IN THE CONTRACT — Secure Income Protector (GLWB) Risks for a description of the GLWB’s principal risks.

Classification: Internal Use

GLWB Fees
The maximum annual charge for the GLWB is 2.00%, as a percentage of the Secure Income Benefit Base. The current charge for the GLWB is 1.50%. The charge is deducted on a quarterly basis.
We reserve the right to increase the GLWB Fee for existing Contracts up to the maximum.
If we increase the GLWB Fee for existing Contracts and you are eligible for a GLWB Step-Up, you will be charged the increased GLWB Fee. You may opt out of the GLWB Fee increase, but doing so will make you ineligible for future GLWB Step-Ups and the feature cannot be added back to the Contract.
You will begin paying GLWB Fees immediately rather than the date that you begin taking Secure Income Withdrawals. You could be paying GLWB Fees for many years before you begin taking Secure Income Withdrawals.
See 7. FEES, CHARGES AND ADJUSTMENTS — GLWB Fees for additional information about GLWB Fees.
Secure Income Withdrawals and Secure Income Benefit Payments
The GLWB guarantees the ability to take Secure Income Withdrawals up to the Secure Income Benefit Payment each Contract Year, subject to conditions. Secure Income Withdrawals will not reduce your future benefit. Secure Income Withdrawals are not subject to Surrender Charges or Bond Adjustments; however, they may be subject to Equity Adjustments and taxes. In addition, if taken prior to a Segment End Date, Secure Income Withdrawals will not be credited with any interest at the end of the Segment Term.
An Equity Adjustment will apply to any Secure Income Withdrawal taken from an Index-Segment Option prior to the Segment End Date. A negative Equity Adjustment will result in loss. The Income Distribution Program, which is an automatic Transfer program available for no additional charge, is designed to help you avoid Equity Adjustments in connection with your Secure Income Withdrawals by automatically Transferring Accumulated Value equal to your Segment Income Benefit Payment from ended Index-
Linked Segment Options to the Fixed Segment Option. See “Income Distribution Program” below for additional information.
Secure Income Withdrawals are available beginning (i) on the Contract Date if the Covered Life (or oldest Covered Life, if applicable) is at least age 59½ or (ii) on the date that the Covered Life (or oldest Covered Life, if applicable) attains age 59½.
We will calculate your Secure Income Benefit Payment at the beginning of each Contract Year. Prior to Secure Income Withdrawals becoming available as described above, the Secure Income Benefit Payment will effectively equal $0. Once Secure Income Withdrawals become available, your Secure Income Benefit Payment will equal your Secure Income Benefit Base multiplied by your Secure Income Percentage. Your Secure Income Benefit Payment remaining for a Contract Year will be reduced by all withdrawals and partial Annuitizations.
While the GLWB remains in effect, if your Accumulated Value is reduced to zero due to a Secure Income Withdrawal, investment performance, or GLWB Fees, we will pay from our own assets the Secure Income Benefit Payment each Contract Year for life pursuant to your elections.
Income Options
At the time you purchase your Contract, you must elect between two income options under the GLWB: Level Income Option and Tiered Income Option.
•    Level Income Option — provides for a level Initial Secure Income Percentage. There is no reduction in your Secure Income Benefit Payment when our lifetime payment obligations are triggered, if ever.

Classification: Internal Use

•    Tiered Income Option — provides a different Initial Secure Income Percentage before and after your Contract Accumulated Value is reduced to zero. There is a reduction in your Secure Income Benefit Payment when our lifetime payment obligations are triggered, if ever.
You may change the income option you elect once prior to your first withdrawal.
Level Income Option may be appropriate for you if you are interested in a Secure Income Benefit Payment that will not decrease in dollar amount throughout the life of the GLWB, provided that you do not take any Excess Withdrawals. Compared to Tiered Income Option, it may take longer to reduce your Contract Accumulated Value to zero, and it may be less likely that your Contract Accumulated Value will ever be reduced to zero from Secure Income Withdrawals.
Tiered Income Option may be appropriate for you if (i) you want to take higher Secure Income Withdrawals to increase the likelihood of reducing your Contract Accumulated Value to zero, and (ii) you are comfsortable with receiving a lower Secure Income Benefit Payment once your Contract Accumulated Value is reduced to $0.
Neither Level Income Option nor Tiered Income Option guarantees that your Contract Accumulated Value will ever be reduced to zero from Secure Income Withdrawals, or that we will ever pay a Secure Income Withdrawal from our own assets.
Single Life or Joint Covered Lives
At the time you purchase your Contract, you must elect between “Single Life” and “Joint Life” as the Covered Life option.
•    Under Single Life, if we are responsible for making lifetime payments of the Secure Income Benefit Payment, they will cease upon the death of the Covered Life.
•    Under Joint Life, if we are responsible for making lifetime payments of the Secure Income Benefit Payment, they will not cease until the death of both Covered Lives.
Electing Joint Life will generally result in lower Secure Income Benefit Payments than electing Single Life, as Joint Life has generally lower Initial Secure Income Percentages compared to Single Life.
Single Life may be appropriate for you if you do not qualify for Joint Life coverage, or if a higher Secure Income Benefit Payment is important to you. The ability to take higher Secure Income Withdrawals may increase the likelihood of reducing your Contract Accumulated Value to zero from Secure Income Benefit Payments.
Joint Life may be appropriate for you if you are comfortable with lower Secure Income Benefit Payments in return for coverage for both you and your spouse. Because electing Joint Life will generally result in lower Secure Income Withdrawals compared to Single Life, under Joint Life, it may take longer to reduce your Contract Accumulated Value to zero, and it may be less likely that your Contract Accumulated Value will ever be reduced to zero from Secure Income Withdrawals.
Neither Single Life nor Joint Life guarantees that your Contract Accumulated Value will ever be reduced to zero for a reason other than an Excess Withdrawal, or that we will ever pay Secure Income Withdrawals from our own assets.
Secure Income Deferral Credits
The GLWB’s Secure Income Deferral Credit feature may increase your Secure Income Benefit Payments. After the Contract Date, on each Contract Anniversary the Secure Income Deferral Credit percentage will be added to the Initial Secure Income Percentage for each full Contract Year before you take your first withdrawal. Any Secure Income Deferral Credits you earn will be added to your Initial Secure Income Percentage when calculating your Secure Income Percentage.

Classification: Internal Use

The Secure Income Deferral Credit percentage applicable to new Contracts is stated in the Rate Sheet Supplement. The Secure Income Deferral Credit percentage applicable to existing Contracts is stated in APPENDIX E.
Secure Income Percentage
When you take your first withdrawal under the Contract, your Secure Income Percentage is calculated based on the Income Option in effect at that time. Your Secure Income Percentage will equal the sum of (i)    your Initial Secure Income Percentage based on the age of the youngest Covered Life on the Contract Date, plus (ii) your Secure Income Deferral Credits earned prior to taking your first withdrawal (if any).
The Initial Secure Income Percentages applicable to new Contracts are stated in the Rate Sheet Supplement. The Initial Secure Income Percentages applicable to existing Contracts are stated in APPENDIX E.
Once you have taken your first withdrawal, your Secure Income Percentage will not change, except that your Secure Income Percentage will be recalculated under Tiered Income Option (using a lower Initial Secure Income Percentage as specified in the Rate Sheet Supplement) if and when we become responsible for making lifetime payments of the Secure Income Benefit Payment.
Step-Ups
The GLWB has an annual Step-Up feature that can increase your Secure Income Benefit Payments. On each Segment Anniversary, we will increase your Secure Income Benefit Base to your Step-Up Base (i.e., the sum of the Index-Linked Segment Crediting Bases plus the total value of any allocation to the Fixed Segment Option), if the Step-Up Base is greater than your current Secure Income Benefit Base.
Your GLWB is eligible for a Step-Up on each Segment Anniversary that occurs prior to the later of when you attain age 85 or the 12th Segment Anniversary.
Because GLWB Fees are based on your Secure Income Benefit Base, a Step-Up will cause the dollar amount of GLWB Fees that you pay to increase.
If we increase the GLWB Fee for existing Contracts and you are eligible for a GLWB Step-Up, you will be charged the increased GLWB Fee. You may opt out of the GLWB Fee increase, but doing so will make you ineligible for future GLWB Step-Ups and the feature cannot be added back to the Contract.
Excess Withdrawals
The GLWB does not restrict or change your ability to request withdrawals under the Contract. Indeed, the GLWB is designed for individuals who plan to take regular withdrawals. However, you should not purchase the Contract unless you understand the risks of withdrawals, including the risks associated with Excess Withdrawals under the GLWB.
Under the GLWB, an Excess Withdrawal is (i) any withdrawal taken before the availability of Secure Income Withdrawals or (ii) after Secure Income Withdrawals become available, the portion of any withdrawal that exceeds the Secure Income Benefit Payment.
Excess Withdrawals decrease the Secure Income Benefit Base in an amount equal to the greater of the Excess Withdrawal or the proportion that the withdrawal represents of the Contract Accumulated Value immediately prior to the withdrawal. Excess Withdrawals will reduce your future Secure Income Benefit Payments. The reductions can be greater than dollar-for-dollar when the Contract Accumulated Value is less than the Secure Income Benefit Base at the time of the Excess Withdrawal. Any Surrender in excess of the Secure Income Benefit Payment will be treated like an Excess Withdrawal for purposes of calculating the reduction in your future benefit.

Classification: Internal Use

Excess Withdrawals may also be subject to Surrender Charges, negative Bond Adjustments, negative Equity Adjustments and taxes and tax penalties.
If an Excess Withdrawal reduces your Secure Income Benefit Base to zero, the GLWB and the Contract will terminate immediately.
If only a portion of a withdrawal is in excess of the Secure Income Benefit Payment, the portion of the withdrawal not in excess of the Secure Income Benefit Payment will be a Secure Income Withdrawal and the portion of the withdrawal in excess of the Secure Income Benefit Payment will be an Excess Withdrawal.
Income Distribution Program
We offer an optional Income Distribution Program that, on each Segment Anniversary, automatically Transfers an amount equal to your Secure Income Benefit Payment for the new Segment Term from your ended Index-Linked Segment Option(s) to the Fixed Segment Option. The Income Distribution Program may benefit you because it will facilitate your ability to take Secure Income Withdrawals from the Fixed Segment Option and therefore avoid taking Secure Income Withdrawals from an Index-Linked Segment Option subject to Equity Adjustments.
Under the Income Distribution Program, on each Segment Anniversary, rather than automatically re-investing you in the ended Index-Linked Segment Option for another Segment Term in the absence of instructions otherwise, we will Transfer the amount of your Secure Income Benefit Payment for the new
Segment Term to the Fixed Segment Option. We will do this by first accounting for any Transfer you have requested to the Fixed Segment Option. Any remaining amount will be Transferred on a pro-rata basis from each ended Index-Linked Segment Option based on the amounts invested in the ended Index-Linked Segment Options. If your ended Index-Linked Segment Options do not have sufficient Accumulated Value to Transfer your full Secure Income Benefit Payment, we will only Transfer the amount available. If you do not have any ended Index-Linked Segment Options, no automatic Transfer to the Fixed Segment Option will occur.
If you participate in the Income Distribution Program, in order to benefit from the program, you must take your Secure Income Withdrawals from the Fixed Segment Option. If you take Secure Income Withdrawals from the Index-Linked Segment Options, you run the risk of Equity Adjustments (in the case of withdrawals from Index-Linked Segment Options) and that any additional amounts withdrawn from the Fixed Segment Option may be an Excess Withdrawal.
Spousal Continuation
The GLWB provides that Secure Income Benefit Payments may be available to an eligible spouse who continues the Contract, if certain conditions are met.
Termination
The GLWB will be immediately terminated upon the earliest of the following to occur:
•    The date we receive Notice to terminate the GLWB on or after the 6th Contract Anniversary.
•    The date you fully Annuitize, fully Surrender or otherwise terminate the Contract.
•    The Secure Income Benefit Base is reduced to zero due to an Excess Withdrawal.
•    The date the Contract Owner is changed (Annuitant is changed if the Owner is not a natural person), except a change in Owner due to a spousal continuation of the rider.
•    The date your surviving spouse elects to continue the Contract without the GLWB (even if prior to the 6th Contract Anniversary).
•    The date you make an impermissible change in a Covered Life.

Classification: Internal Use

Any ownership change, change of beneficiary or other change before the Annuitization Date which would cause a change in a Covered Life (a “Change”) will result in termination of the GLWB. An assignment of the Contract or the GLWB shall be deemed a request for a Change and the rider will be terminated as of the date of the assignment. A change of owner from a non-natural person to a natural person or to another non-natural person will not be treated as an ownership change that would terminate the GLWB, provided that the change would not result in a change to a Covered Life or to the application of the RMD provisions.
Additional Explanation of GLWB Features
Secure Income Benefit Payment
The Secure Income Benefit Payment is available to be taken in the form of Secure Income Withdrawals beginning (i) on the Contract Date if the Covered Life (or oldest Covered Life, if applicable) is at least age 59½ or (ii) on the date that the Covered Life (or oldest Covered Life, if applicable) attains age 59½.
The Secure Income Benefit Payment for a Contract Year is determined on the Contract Date or Contract Anniversary beginning that Contract Year, as applicable.
•    Prior to Secure Income Withdrawals becoming available, the Secure Income Benefit Payment will effectively equal $0.
•    After Secure Income Withdrawals become available, the Secure Income Benefit Payment for a given Contract Year will equal your Secure Income Benefit Base multiplied by the applicable Secure Income Percentage. For example, if your Secure Income Benefit Base is $20,000 and your Secure Income Percentage is 5%, your Secure Income Benefit Payment will be $1,000 (i.e., $20,000 x 5% = $1,000).
At the time you purchase the Contract, you must elect for Secure Income Benefit Payments to be on a “Single Life” or “Joint Life” basis. If you elect Single Life, you will be eligible for Secure Income Benefit Payments until the death of the Covered Person. If you elect Joint Life, you will be eligible for Secure Income Benefit Payments until the death of the last to die of the Covered Persons.
•    Single Life — Secure Income Benefit Payments are based on one Covered Life. The Covered Life for Single Life is the:
a.    Owner if there is only one Owner;
b.    Annuitant if the Owner is not a natural person;
c.    Youngest joint Owner if there are joint Owners; or
d.    Youngest Annuitant if there are joint Annuitants and the Owner is not a natural person.
•    Joint Life — Secure Income Benefit Payments are based on two Covered Lives. You may only elect Joint Life if there are two Covered Lives that meet the eligibility requirements. There can be no more than two Covered Lives. The Joint Life election is not available if the Owner is not a natural person. To be eligible for Joint Life, the Covered Lives must be:
a.    The Owner and the Owner’s spouse, provided there is only one Owner and the spouse is named as a primary beneficiary; or
b.    The joint Owners, provided the joint Owners are each other’s spouse.
If you elect Joint Life, and one spouse dies prior to the first withdrawal under the Contract, your election will automatically change to Single Life. You cannot change your election of Single Life or Joint Life under any other circumstances, regardless of any change in life events.
NOTE:     Under the Code, spousal continuation and certain distribution options are available only to “spouses.” In satisfying such requirements, we will treat same-sex couples legally married in their

Classification: Internal Use

respective states as having the same rights to benefits under federal law as opposite sex couples. All Contract provisions will be interpreted and administered in accordance with the Code and the relevant Internal Revenue Service guidance. For more information, please see your tax advisor.
Determining the Secure Income Benefit Base
The Secure Income Benefit Base is used to calculate the annual Secure Income Benefit Payment. We calculate the Secure Income Benefit Base on the Contract Date and each Contract Anniversary. The Secure Income Benefit Base may increase on the Segment Anniversary if there is a Step-Up.
The initial Secure Income Benefit Base is equal to your Premium Payment.
On each Contract Anniversary, the Secure Income Benefit Base is reset to the result of (a-b), where:
a = prior year Secure Income Benefit Base (or initial Secure Income Benefit Base if first Contract Anniversary);
b = any Excess Withdrawals taken since the previous Contract Anniversary.*
If you satisfy the eligibility requirements for a Step-Up on a Segment Anniversary and the Step-Up Base is greater than the Secure Income Benefit Base, we will increase the Secure Income Benefit Base to the Step-Up Base. We will not reduce your Secure Income Benefit Base at any time unless you take an Excess Withdrawal.
On each Segment Anniversary, you are eligible for a Step-Up of the Secure Income Benefit Base if you satisfy all of the following requirements:
1.    The Segment Anniversary occurs before the later of:
a.    the Segment Anniversary following the date the Covered Life (or oldest Covered Life, if applicable) attains age 85; or
b.    12 years after the Contract Date; and
2.    You have not fully Annuitized the Contract.
On each Segment Anniversary when you satisfy the requirements for a Step-Up, the Secure Income Benefit Base is reset to the Step-Up Base if it is greater than the Secure Income Benefit Base.
For example, assume on a Segment Anniversary your Secure Income Benefit Base is $10,000, the Step-Up Base is $12,000, and you are eligible for a Step-Up. Based on those assumptions, your Secure Income Benefit Base would be reset from $10,000 to $12,000. If instead the Step-Up Base were $8,000, your Secure Income Benefit Base would remain $10,000.
* NOTE:     The reduction for an Excess Withdrawal will be greater than dollar-for-dollar if the Contract Accumulated Value is less than the Secure Income Benefit Base at the time of the Excess Withdrawal.
An Excess Withdrawal is (i) any withdrawal taken before the availability of Secure Income Withdrawals or (ii) after Secure Income Withdrawals become available, the portion of any withdrawal that exceeds the Secure Income Benefit Payment.
If an Excess Withdrawal causes the Secure Income Benefit Base to reduce to $0, the GLWB and the Contract will immediately terminate. Excess Withdrawals may also be subject to Surrender Charges, negative Bond Adjustments, negative Equity Adjustments and taxes and tax penalties.
See Excess Withdrawals later in this section for information about the negative effect of Excess Withdrawals.
Determining the Secure Income Percentage

Classification: Internal Use

Your Secure Income Percentage is determined on the date of the first withdrawal from the Contract based on the Income Option in effect at that time. Your Secure Income Percentage is the sum of a + b, where:
a = the Initial Secure Income Percentage; and
b = the sum of the Secure Income Deferral Credits earned through the most recent Contract Anniversary. The Initial Secure Income Percentage applicable to your Contract will depend on:
•    The age of the Covered Life (or youngest Covered Life) on the Contract Date;
•    Whether you have elected Level Income Option or the Tiered Income Option; and
•    Whether you have elected Single Life or Joint Life.
Generally, the Initial Secure Income Percentage will be:
•    Higher for an older Covered Life compared to a younger Covered Life;
•    Lower for Joint Life compared to Single Life;
•    Lower for Level Income Option compared to Tiered Income Option before Accumulated Value is reduced to $0; and
•    Higher for Level Income Option compared to Tiered Income Option after Accumulated Value is reduced to $0.
The Secure Income Deferral Credits applicable to your Contract will depend on how many full Contract Years have passed before taking your first withdrawal.
For example, on the date of your first withdrawal from the Contract, if your Initial Secure Income Percentage is 2.00% and you have a total of 0.50% in Secure Income Deferral Credits, your Secure Income Percentage will equal 2.50%.
The Initial Secure Income Percentages and Secure Income Deferral Credit percentage applicable to new Contracts are stated in the Rate Sheet Supplement. The Initial Secure Income Percentages and Secure Income Deferral Credit percentage applicable to existing Contracts are stated in APPENDIX E.
Effect of Withdrawals
Secure Income Withdrawals are available beginning (i) on the Contract Date if the Covered Life (or oldest Covered Life, if applicable) is at least age 59½ or (ii) on the date that the Covered Life (or oldest Covered Life, if applicable) attains age 59½.
Secure Income Withdrawals will not reduce your Secure Income Benefit Base or your Secure Income Benefit Payment for future Contract Years, and are not subject to Surrender Charges or Bond Adjustments, but may be subject to Equity Adjustments and taxes.
The GLWB does not require you to take an available Secure Income Benefit Payment. If you elect not to take an available Secure Income Benefit Payment, that amount will not be carried forward to the next Contract Year.
Once you take a withdrawal under the Contract, you will no longer be eligible for additional Secure Income Deferral Credits beyond those you already earned (if any).
Upon taking your first withdrawal from the Contract, your Secure Income Percentage will be calculated. Your Secure Income Percentage will not change, except that your Secure Income Percentage will be recalculated under Tiered Income Option when and if we become responsible for making lifetime payments of the Secure Income Benefit Payment.
Each Secure Income Withdrawal decreases the Secure Income Benefit Payment remaining for that Contract Year on a dollar-for-dollar basis. Once you are eligible to begin taking Secure Income Withdrawals, a Secure

Classification: Internal Use

Income Withdrawal may include a full withdrawal, partial withdrawal, withdrawal of the Free Surrender Amount, RMD withdrawal, scheduled withdrawal or unscheduled withdrawal. A partial Annuitization, while not a withdrawal, will also count against your Secure Income Benefit Payment.
Each time you take a withdrawal, it is reflected immediately in your Contract Accumulated Value.
Excess Withdrawals may significantly reduce or even terminate the GLWB. Excess Withdrawals may be subject to Surrender Charges, Bond Adjustments, Equity Adjustments and taxes and tax penalties. If you take Excess Withdrawals, the Secure Income Benefit Base will be reduced on the next Contract Anniversary (unless you take an Excess Withdrawal that is a full withdrawal of your Accumulated Value, in which case the GLWB and the Contract will terminate immediately). See Excess Withdrawals below for information about the negative impact of Excess Withdrawals.
Excess Withdrawals
An Excess Withdrawal is (i) any withdrawal taken before Secure Income Withdrawals are available and (ii)    after Secure Income Withdrawals become available, the portion of any withdrawal that exceeds the Secure Income Benefit Payment. An Excess Withdrawal may be a full withdrawal, partial withdrawal, scheduled withdrawal or unscheduled withdrawal. A partial Annuitization will be treated like an Excess Withdrawal for purposes of calculating the reduction in your benefit to the extent that the amount Annuitized would have been an Excess Withdrawal if withdrawn rather than Annuitized.
Excess Withdrawals decrease the Secure Income Benefit Base, which will reduce future Secure Income Benefit Payments. The reductions can be greater than dollar-for-dollar when the Contract Accumulated Value is less than the Secure Income Benefit Base at the time of the Excess Withdrawal. If an Excess Withdrawal reduces your Secure Income Benefit Base to $0, the GLWB and the Contract will terminate immediately. Excess Withdrawals may also be subject to Surrender Charges, Bond Adjustments, Equity Adjustments and taxes and tax penalties.
NOTE: Under 72(t) of the Code, a customer can receive substantially equal payments without an IRS tax penalty, even if under age 59½. If you receive 72(t) distributions and are not yet eligible to take Secure Income Withdrawals, these 72(t) distributions will be treated as Excess Withdrawals.
If you choose to take an Excess Withdrawal, the equation below shows how to calculate the Excess Withdrawal adjustment to the Secure Income Benefit Base. Excess Withdrawals will reduce the Secure Income Benefit Base in an amount equal to the greater of 1 or 2, where:
1= the Excess Withdrawal; and
2 = the result of (a divided by b) multiplied by c, where:
a = the Excess Withdrawal amount;
b = the Contract Accumulated Value after the Secure Income Withdrawal amount (if any) is deducted, but prior to deducting the amount of the Excess Withdrawal; and
c = the Secure Income Benefit Base prior to the reduction for the Excess Withdrawal.
The following example reflects how an Excess Withdrawal can reduce your Secure Income Benefit Base by more than the amount withdrawn. Assume that you take a $10,000 withdrawal and immediately prior to the withdrawal: (i) your Accumulated Value is $50,000 (which would reflect any applicable Equity Adjustment); (ii) the Secure Income Benefit Base is $60,000; and (iii) the remaining Secure Income Benefit Payment for the Contract Year is $6,000. Based on these assumptions the following would occur:
•    Your Accumulated Value would be reduced to $40,000 (i.e., $50,000 – $10,000 = 40,000).

Classification: Internal Use

•    The first $6,000 withdrawn would be a Secure Income Withdrawal, which would not be subject to Surrender Charges or a Bond Adjustment, but may be subject to taxes.
•    The remaining $4,000 withdrawn would be an Excess Withdrawal, which could be subject to Surrender Charges, a Bond Adjustment, taxes and tax penalties.
•    The Secure Income Benefit Base would be reduced to $54,545, representing a reduction of $5,455. Using the formula above, the reduction to the Secure Income Benefit Base of $5,455 is calculated as the greater of 1 or 2 as follows:
1 = $4,000, which the amount of the Excess Withdrawal
2 = $5,455, which is the result of (a divided by b) multiplied by c, where:
a = $4,000, which is the amount of the Excess Withdrawal;
b = $44,000, which is the Contract Accumulated Value after deducting the Secure Income Withdrawal, but prior to deducting the Excess Withdrawal; and
c = $60,000, which is the Secure Income Benefit Base immediately prior to the reduction for the Excess Withdrawal
The following example reflects how an Excess Withdrawal can reduce your Secure Income Benefit Base to $0 and terminate the GLWB and the Contract. Assume that you take a $10,000 withdrawal and immediately prior to the withdrawal: (i) your Accumulated Value is $10,000 (which would reflect any applicable Equity Adjustment); (ii) the Secure Income Benefit Base is $2,000; and (iii) the remaining Secure Income Benefit Payment for the Contract Year is $0. Based on these assumptions the following would occur:
•    Your Accumulated Value would be reduced to $0 (i.e., $10,000 – $10,000 = $0).
•    The entire $10,000 withdrawn would be an Excess Withdrawal, which could be subject to Surrender Charges, a Bond Adjustment, taxes and tax penalties.
•    The Secure Income Benefit Base would be reduced to $0, representing a reduction of $2,000. Using the formula above, the reduction to the Secure Income Benefit Base of $2,000 is calculated as the greater of 1 or 2 as follows (subject to the fact that the Secure Income Benefit Base cannot be reduced below $0):
1 = $10,000, which the amount of the Excess Withdrawal
2 = $2,000 which is the result of (a divided by b) multiplied by c, where:
a = $10,000, which is the amount of the Excess Withdrawal;
b = $10,000, which is the Contract Accumulated Value after deducting the Secure Income Withdrawal (there is no Secure Income Withdrawal in this example), but prior to deducting the Excess Withdrawal; and
c = $2,000, which is the Secure Income Benefit Base immediately prior to the reduction for the Excess Withdrawal
Because the Secure Income Benefit Base prior to the Excess Withdrawal equaled $2,000, and the Secure Income Benefit Base cannot be reduced below $0, the Secure Income Benefit Base was reduced by $2,000, not $10,000.
•    Because the Secure Income Benefit Base has been reduced to zero, the GLWB will immediately terminate. The Contract will also terminate immediately because the Contract Accumulated Value has been reduced to zero.

Classification: Internal Use

Required Minimum Distribution (RMD) Program for Secure Income Protector (GLWB)
Tax-qualified contracts are subject to federal tax rules requiring that RMD be taken on a calendar year basis (i.e., compared to a Contract Year basis), usually beginning after age 73.
If you are eligible for and enroll in our RMD Program, as discussed below, a withdrawal taken to satisfy RMD for the Contract (an “RMD amount”) that exceeds a Secure Income Benefit Payment for that Contract Year will not be deemed an Excess Withdrawal. If you are eligible for and do not enroll in our RMD Program, as discussed below, a withdrawal taken to satisfy RMD for the Contract that exceeds a Secure Income Benefit Payment for that Contract Year will be deemed an Excess Withdrawal.
Eligibility in the RMD Program is determined by satisfaction of the following requirements:
•    The amount required to be distributed each calendar year for purposes of satisfying the RMD rules of the Internal Revenue Code is based only on this Contract (the RMD amount); and
•    You have elected scheduled withdrawal payments.
NOTE:     Although enrollment in the RMD Program does not prevent you from taking an unscheduled withdrawal, an unscheduled withdrawal will cause you to lose the RMD Program protections for the remainder of the Contract Year. This means that any withdrawals (scheduled or unscheduled) during the remainder of the Contract Year that exceed applicable Secure Income Benefit Payment will be treated as Excess Withdrawals, even if the purpose is to take the RMD amount. You will automatically be re-enrolled in the RMD Program on your next Contract Anniversary.
We reserve the right to modify or eliminate the RMD Program; for example, if there is a change to the Internal Revenue Code or Internal Revenue Service rules or interpretations relating to RMD, including the issuance of relevant IRS guidance. We will send you at least 30 days advance notice of any change in or elimination of the RMD Program. Any modifications or elimination of the RMD Program will take effect after notice. If we exercise our right to modify or eliminate the RMD Program, then any scheduled or unscheduled withdrawal in excess of a Secure Income Benefit Payment after the effective date of the program’s modification or elimination will be deemed an Excess Withdrawal.
Enrollment in the RMD Program is not necessary for RMD withdrawals to be treated as withdrawals of the Free Surrender Amount not subject to Surrender Charges or Bond Adjustments, as described in 7. FEES, CHARGES AND ADJUSTMENTS.
You may obtain more information regarding our RMD Program by contacting your financial professional or by calling us at 1-800-852-4450.
Effect of the Contract Accumulated Value Reaching Zero
We will send you prior written notice whenever reasonably feasible if your Contract Accumulated Value is approaching $0.
In the event that the Contract Accumulated Value reduces to $0, we will continue to pay the Secure Income Benefit Payments pursuant to your elections, provided that your Secure Income Benefit Base is greater than zero. In other words, if your Contract Accumulated Value is reduced to $0 for any reason other than an Excess Withdrawal, our lifetime payment obligations under the GLWB will be triggered.
For example, for a Level Income Option, assume that you take a $10,000 withdrawal and immediately prior to the withdrawal: (i) your Accumulated Value is $10,000 (which would reflect any applicable Equity Adjustment); (ii) the Secure Income Benefit Base is $100,000; and (iii) the Secure Income Benefit Payment for the Contract Year was

Classification: Internal Use

$10,000; and (iv) the remaining Secure Income Benefit Payment for the Contract Year is $10,000. Based on these assumptions the following would occur:
•    Your Accumulated Value would be reduced to $0 (i.e., $10,000 – $10,000 = $0).
•    The entire $10,000 withdrawn would be a Secure Income Withdrawal, which could be subject to an Equity Adjustment and taxes.
•    The Secure Income Benefit Base would not be reduced because the entire withdrawal is a Secure Income Withdrawal.
•    Because the Accumulated Value was reduced to $0 for a reason other than an Excess Withdrawal, beginning in the next Contract Year, we will begin paying the $10,000 Secure Income Benefit Payment annually until the death of the applicable Covered Life.
As another example, using the same assumptions but for a Tiered Income Option GLWB, the following would occur:
•    Your Accumulated Value would be reduced to $0 (i.e., $10,000 – $10,000 = $0).
•    The entire $10,000 withdrawn would be a Secure Income Withdrawal, which could be subject to an Equity Adjustment and taxes.
•    The Secure Income Benefit Base would not be reduced because the entire withdrawal is a Secure Income Withdrawal.
•    Because the Accumulated Value was reduced to $0 for a reason other than an Excess Withdrawal, beginning in the next Contract Year, we will pay the Secure Income Benefit Payment annually.
•    However, due to the Tiered Income Option election, the Secure Income Benefit Payment will be recalculated. Assuming that the applicable Initial Secure Income Percentage plus earned Secure Income Deferral Credits is 5.00%, the annual Secure Income Benefit Payment will equal $5,000 (i.e., $100,000 x 5% = $5,000), not $10,000.
NOTE: In the event that the Contract Accumulated Value reduces to $0 for a reason other than an Excess Withdrawal, Secure Income Benefit Payments will continue as discussed above, but all other rights and benefits from the accumulation period will terminate (including the death benefit).
Effect of Annuitization
On the latest Annuitization Date, if your Contract reaches that date, the accumulation period must end and the GLWB (and the death benefit) will terminate. Likewise, prior to the latest Annuitization Date, if you fully Annuitize the Contract, the accumulation period will end and the GLWB (and the death benefit) will terminate. Generally, you should not elect to fully Annuitize the Contract unless the annual amount of your annuity payments would be greater than your annual Secure Income Benefit Payment under the GLWB. In this regard, if your Secure Income Benefit Base is greater than your Contract Accumulated Value, the income stream provided by your GLWB is likely more valuable than an income stream under an annuity benefit payment option. Before Annuitizing or selecting a payment option, you should consult with a financial professional and contact us toll-free at 1-800-852-4450 for a comparison of the different payout options based on your Contract. You should also understand that, in electing to fully Annuitize, you would be terminating the GLWB as well as the death benefit.
If the Contract reaches the latest Annuitization Date, the GLWB will terminate, but you may choose to continue the income stream provided by the GLWB by electing to receive fixed payments equal to your Secure Income Benefit Payment each Contract Year until the death of the last Covered Life. If you make this election, you will forfeit your remaining Contract Accumulated Value, and we will make the payments from our own assets.

Classification: Internal Use

Note: If your GLWB has Tiered Income Option, and you elect to receive fixed payments equal to your Secure Income Benefit Payment each Contract Year until the death of the last Covered Life as described above, we will calculate the number of payments you will receive based on the Tier 1 Secure Income Percentage by taking your Accumulated Value divided by the Secure Income Benefit Payment at the scheduled payment frequency. After you have received that number of payments, your payment will decrease to be based on the Tier 2 Secure Income Percentage multiplied by the Secure Income Benefit Base. Payments will still only continue until the date of death of the last Covered Life.
Alternatively, you may choose to apply your entire Contract Accumulated Value to an annuity benefit payment option that we make available, such as Life Income, Life Income with Period Certain, Joint and Survivor, and Joint and Survivor with Period Certain. If you select one of these options, your entire Contract Accumulated Value will be applied to the selected option and we will make the payments from our own assets. However, you should understand that you would be forfeiting the income stream provided by the GLWB (for which you paid GLWB Fees, potentially over many years), and that the income stream provided by one of these options will generally differ in amount and/or duration compared to the income stream provided by the GLWB.
If we have not received your selection as of the latest Annuitization Date, you will receive the following option that results in the higher annual payment amount: (a) fixed payments equal to your Secure Income Benefit Payment each Contract Year until the death of the last Covered Life or (b) Life Income with payments guaranteed for a period of 10 years (for Contracts with one Annuitant) or Joint and Full Survivor Income with payments guaranteed for a period of 10 years (for Contracts with two Annuitants). We will send you written notice at least 30 days prior to the latest Annuitization Date and ask you to select a payment option.
The Contract is generally designed for an Owner to remain in the accumulation phase and keep the GLWB in force, while taking Secure Income Withdrawals and avoiding Excess Withdrawals, in order to maximize the likelihood that the Contract Accumulated Value will be reduced to zero for a reason other than an Excess Withdrawal, thereby triggering our lifetime payment obligations under the GLWB. Nonetheless, it is possible that the income stream provided by an annuity benefit payment option (e.g., payments for a period certain) may be more appropriate for you based on your personal circumstances and financial goals. As such, before Annuitizing or selecting a payment option, you should consult with a financial professional and contact us toll-free at 1-800-852-4450 for a comparison of the different payout options based on your Contract.
Effect of Divorce
The following table illustrates divorce situations and the resulting outcomes.

If…	And…	Then…
You are the sole Owner of the contract	You direct us to take a withdrawal to satisfy a court order to pay a portion of the Contract to your former spouse
Any portion of such withdrawal that exceeds the available Secure Income Benefit Payment will be deemed an Excess Withdrawal.
You will retain all rights and benefits of the rider.
Note: If the Excess Withdrawal causes the Secure Income Benefit Base to go to zero, the GLWB and the Contract will terminate immediately.

Classification: Internal Use

If…	And…	Then…
You are the sole Owner of the contract	You direct us to change ownership of the Contract to your former spouse to satisfy a court order	The GLWB will terminate. Your former spouse will become the new Owner of the Contract and will retain all rights and benefits of the Contract.
Contract is jointly owned	You direct us to take a withdrawal to satisfy a court order to pay a portion of the Contract to your former spouse
The spouse who retains ownership of the Contract will continue to be entitled to all rights and benefits of the GLWB while the former spouse will no longer have any such rights or be entitled to any benefits under the GLWB.
Note: If the withdrawal is an Excess Withdrawal and causes the Secure Income Benefit Base to go to zero, the GLWB and the Contract will terminate immediately.
If Joint Life has been elected, the Joint Life election will not be changed and your Secure Income Percentage will not be adjusted.

Contract is jointly owned	You direct us to remove one of the joint Owners to satisfy a court order
The spouse who retains ownership of the Contract will continue to be entitled to all rights and benefits of the GLWB while the former spouse will no longer have any such rights or be entitled to any benefits under the GLWB.
If Joint Life has been elected, the Joint Life election will not be changed and your Secure Income Percentage will not be adjusted.

Spousal Continuation of the GLWB
The GLWB provides that the Secure Income Benefit Payment may be available in certain situations to an eligible spouse who continues the Contract with the GLWB. If you die while the GLWB is in effect and if your

Classification: Internal Use

surviving spouse elects to continue the Contract in accordance with its terms, the surviving spouse may also elect to continue the GLWB if:
1.    The Contract Accumulated Value is greater than zero;
2.    There has not been a previous spousal continuation of the Contract and the GLWB; and
3.    Your spouse is either: (a) your primary beneficiary, if you were the sole Owner; or (b) the surviving joint Owner, if there were joint Owners.
If your spouse elects to continue the Contract without the GLWB, the GLWB and all rights, benefits and charges under the GLWB will terminate.
NOTE: Although spousal continuation may be available under federal tax laws for a subsequent spouse, the GLWB may be continued one time only.
The following tables illustrate the various changes and the resulting outcomes associated with continuation of the GLWB by an eligible surviving spouse.

If you die and…	And…	Then if your spouse continues this Contract…
No withdrawals have been taken since the Contract Date	Your spouse meets the minimum Contract issue age requirement
Your spouse may continue the GLWB and take withdrawals until the earlier of your spouse’s death or the Secure Income Benefit Base reduces to zero.
Secure Income Benefit Payments will automatically be calculated as “Single Life” and your spouse will be the sole Covered Life. Your spouse may not add a new Covered Life or elect “Joint Life”.
The Initial Secure Income Percentage and Secure Income Deferral Credit percentage will be based on your spouse’s age on the Contract Date.
All other provisions of the GLWB will continue as in effect on the date of your death.

No withdrawals have been taken since the Contract Date	Your spouse does not meet the Contract minimum issue age requirement	The GLWB terminates upon your death. All other provisions of this Contract will continue as in effect on the date of your death.

Classification: Internal Use

If you die and…	And…	And…	Then if your spouse continues this Contract…
Withdrawals have been taken since the Contract Date	You have elected “Single Life” Secure Income Benefit Payments	N/A	The GLWB terminates upon the death of the first Covered Life to die. All other provisions of this Contract will continue as in effect on the date of your death.
Withdrawals have been taken since the Contract Date	You have elected “Joint Life” Secure Income Benefit Payments	Your spouse is the surviving Covered Life
Your spouse may continue the GLWB and take Secure Income Benefit Payments until the earlier of your spouse’s death or the Secure Income Benefit Base reduces to zero.
Secure Income Benefit Payments will continue to be calculated as “Joint Life”.

The Secure Income Percentage will remain locked in at the “Joint Life” percentage applicable on the date of your first withdrawal and will not be reset to reflect your death.
All other provisions of the GLWB will continue as in effect on the date of your death.
Withdrawals have been taken since the Contract Date	You have elected “Joint Life” Secure Income Benefit Payments	There is no surviving Covered Life	The GLWB terminates upon your death. All other provisions of this Contract will continue as in effect on the date of your death.

Classification: Internal Use

15.    DEATH BENEFIT
General Death Benefit Provisions
If the Owner or any Joint Owner dies prior to the Annuitization Date, we will pay the death benefit upon our receipt of required documents and Notice, in Good Order, including due proof of death. Proof of death includes a copy of a death certificate, a certified copy of a court order, a written statement by a medical doctor, or other proof satisfactory to us.
The Accumulated Value will remain invested in the Segment Options, as applicable, until the Valuation Day on which we receive the required documents in Good Order. If more than one beneficiary is named, each beneficiary’s portion of the death benefit will remain invested in the Segment Options until the Valuation Day on which we receive the required documents for that beneficiary. The death benefit is subject to the Segment Interim Value (which will include an Equity Adjustment) and a Bond Adjustment, which factors in market performance.
See 5. PRINCIPAL RISKS OF INVESTING IN THE CONTRACT — Segment Interim Value and 7. FEES, CHARGES AND ADJUSTMENTS — Bond Adjustment.
At the end of the Valuation Day on which we receive the required documents and Notice, in Good Order, including due proof of death, we will calculate the death benefit payable. See Death Benefit Calculation and Death Benefit Examples later in this section. We will generally pay the death benefit within seven days thereafter, subject to circumstances where payment may be delayed. See 19. ADDITIONAL INFORMATION ABOUT THE CONTRACT — Delay of Payments and Other Transactions.
The death benefit will be held in our general account pending payment, and we will pay interest (as required by state law) on the death benefit from the date we received all required documents in Good Order until payment is made.
If the Owner or any Joint Owner dies prior to the Annuitization Date, the death benefit may be distributed in a lump sum or within five years of the date of death or distributed over a time period not extending beyond the life expectancy of the beneficiary as provided for in Internal Revenue Code (“IRC”) section 72(s), as may be amended from time to time. If payments are made over the life expectancy of the beneficiary, they must begin not later than one year after the date of death of the Owner or Joint Owner.
If the Owner or Joint Owner dies on or after the Annuitization Date and before the entire interest in this Contract has been distributed, the remaining portion of such interest will be distributed at least as rapidly as required under applicable federal tax laws, including, particularly, IRC section 72(s), as may be amended from time to time. This approach will apply to the Annuity Benefit Options other than the Life Income and Joint and Survivor options.
Notwithstanding any provision to the contrary in this Contract, any payment of death benefits must comply with all applicable laws, including IRC section 72(s), as may be amended from time to time.
Partial withdrawals and Annuitizations may significantly reduce any future death benefit. The reduction to the death benefit for a partial withdrawal or Annuitization may be greater than the dollar amount withdrawn or Annuitized. Death benefit proceeds may also be reduced as a result of any applicable Bond Adjustments and Equity Adjustments.
Death of Owner(s)
The following provisions apply upon an Owner’s death if a Contract is not jointly owned:
1.    If the surviving spouse is the only primary beneficiary, the surviving spouse may elect to become the Owner and continue the Contract (with or without the GLWB, if in effect and if the surviving spouse is eligible) or elect to receive the death benefit.

Classification: Internal Use

2.    If the primary beneficiary is not the surviving spouse, the primary beneficiary will receive the death benefit.
The following provisions apply upon the death of the first Joint Owner to die when a Contract is jointly owned:
1.    The surviving Joint Owner will be treated as the primary beneficiary. Any other beneficiary designation on record will be treated as contingent beneficiary.
2.    If the surviving Joint Owner is the spouse of the deceased Joint Owner, the surviving spouse may elect to become the Owner and continue the Contract (with or without the GLWB, if in effect and if the surviving spouse is eligible) or elect to receive the death benefit.
Death of Annuitant(s)
If an Annuitant who is not an Owner dies while this Contract is in force, a new Annuitant may be named unless the Owner is a corporation, trust, or other entity.
If the Owner is a corporation, trust or other entity, the death benefit will be payable upon the death of the Annuitant, or, in the case of Joint Annuitants, upon the death of the first Joint Annuitant to die.
Death Benefit Calculation
The death benefit is equal to the greater of 1 or 2 where:
1.    Is the Accumulated Value (including any applicable Equity Adjustment(s)), subject to the Bond Adjustment, on the date we receive the proof of death and all required documents in Good Order; and
2.    Is the Premium Payment, subject to reductions for partial Surrenders.
Please note:
•    Any death benefit, as described above, may be subject to Equity Adjustments and will be subject to a Bond Adjustment, all of which may be negative. Any applicable Equity Adjustment will already be included in the Accumulated Value. The Bond Adjustment will be applied to the Accumulated Value when calculating the death benefit. Negative Equity Adjustments and/or Bond Adjustments may significantly reduce the death benefit.
•    Partial withdrawals and Annuitizations may significantly reduce the death benefit, perhaps by more than the amount withdrawn or Annuitized.
Effect of Partial Surrenders on Premium Payment while GLWB is active
While the GLWB is active, prior to the date we receive the proof of death and all required documents in Good Order, the Premium Payment for purposes of the death benefit calculation will be reduced upon partial withdrawal or partial Annuitization as follows:
(i)    a dollar-for-dollar reduction to the Premium Payment for each Secure Income Withdrawal, and
(ii)    a proportional reduction to the Premium Payment for each Excess Withdrawal (and any applicable Surrender Charges and GLWB Fees) and each partial Annuitization.
The proportional reduction in (ii) above will reduce the death benefit in the same proportion that the Accumulated Value was reduced on the date of the Excess Withdrawal or partial Annuitization. The proportional reduction is equal to (1 divided by 2) multiplied by 3, where:
1.    Is the amount of the Excess Withdrawal (and any applicable Surrender Charges and GLWB Fees) or the amount of the partial Annuitization;
2.    Is the Accumulated Value immediately prior to the Excess Withdrawal or partial Annuitization; and

Classification: Internal Use

3.    Is the Premium Payment as reduced for all prior partial withdrawals and partial Annuitizations immediately prior to the current Excess Withdrawal or partial Annuitization.
If a proportional reduction applies, and the Accumulated Value is less than the Premium Payment (immediately prior to the partial withdrawal or partial Annuitization), the proportionate reduction to the Premium Payment as described above will be greater than the amount withdrawn or Annuitized.
Effect of Partial Surrenders on Premium Payment if the GLWB is terminated
If the GLWB is terminated, prior to the date we receive the proof of death and all required documents in Good Order, there is a proportional reduction to the Premium Payment for each partial withdrawal (and any applicable Surrender Charge and GLWB Fees) and each partial Annuitization.
The proportional reduction will reduce the death benefit in the same proportion that the Accumulated Value was reduced on the date of the partial withdrawal or partial Annuitization. The proportional reduction is equal to (1 divided by 2) multiplied by 3, where:
1.    Is the amount of the partial withdrawal (and any applicable Surrender Charges and GLWB Fees) or the amount of the partial Annuitization;
2.    Is the Accumulated Value immediately prior to the partial withdrawal or partial Annuitization; and
3.    Is the Premium Payment as reduced for all prior partial withdrawals and partial Annuitizations immediately prior to the current partial withdrawal or partial Annuitization.
If the Accumulated Value is less than the Premium Payment (immediately prior to the partial withdrawal or partial Annuitization), the proportionate reduction to the Premium Payment as described above will be greater than the amount withdrawn or Annuitized.
Fixed Segment Option
The amount allocated to the Fixed Segment Option is subject to the Standard Nonforfeiture Law for Individual Deferred Annuities. For additional information on the nonforfeiture amount, see 9. FIXED SEGMENT OPTION MECHANICS.
Spousal and Beneficiary Death Benefit / Secure Income Benefit Payment Scenarios
The tables below summarize the various situations upon death.
The following two tables illustrate the various situations and the resulting death benefit payment if (a)    the GLWB is not in effect or (b) if the GLWB is in effect but our lifetime payment guarantees have not yet been triggered.

Classification: Internal Use

If you die and…	And…	Then…
You are the sole Owner	Your spouse is not named as a primary beneficiary	The primary beneficiary will receive the death benefit All other rights and benefits under the rider and Contract will terminate.
You are the sole Owner	Your spouse is named as a primary beneficiary
Your spouse may continue the Contract with or without the GLWB or receive the death benefit.
All other primary beneficiaries will receive the death benefit.
Unless your spouse elects to continue the Contract with the GLWB, only your spouse’s and any other beneficiary’s(ies’) rights to the selected payments will continue; all other rights and benefits under the GLWB and Contract will terminate.

You are a joint Owner	The surviving joint Owner is not your spouse	Your surviving Owner will receive the death benefit. All other rights and benefits under the Contract will terminate.
You are a joint Owner	The surviving joint Owner is your spouse
Your spouse may continue the Contract with or without the GLWB or receive the death benefit.
Unless your surviving spouse Owner elects to continue the Contract with the GLWB, upon your death, only your spouse’s right to the selected payments will continue; all other rights and benefits under the GLWB and the Contract will terminate.

If…	And…	Then…
If the Annuitant dies	The Owner is not a natural person
The beneficiary(ies) receive the death benefit.
If a beneficiary dies before the Annuitant, on the Annuitant’s death we will make equal payments to the surviving beneficiaries unless the Owner provided us with other written instructions. If no beneficiary(ies) survive the Annuitant, the death benefit is paid to the Owner.
Upon the Annuitant’s death, only the beneficiary(ies) right to the death benefit will continue; all other rights and benefits under the Contract will terminate.

The following table illustrates the various situations if death occurs while the GLWB is in effect and our lifetime payment guarantees have been triggered.

Classification: Internal Use

If you die and…	And…	Then…
You are the sole Owner	You elected the “Single Life” Secure Income Benefit Payments	All payments stop and all rights and benefits under the Contract terminate.
You are the sole Owner	You elected the “Joint Life” Secure Income Benefit Payments
We will continue payments to the surviving Covered Life according to the schedule established when you made your election until the date of the surviving Covered Life’s death.
Upon the surviving Covered Life’s death, all payments stop and all rights and benefits under the Contract terminate.

You are a joint Owner	You elected the “Single Life” Secure Income Benefit Payments	All payments stop and all rights and benefits under the Contract terminate.
You are a joint Owner	You elected the “Joint Life” Secure Income Benefit Payments
We will continue payments to the surviving Covered Life according to the schedule established when you made your election until the date of the surviving Covered Life’s death.
Upon the surviving Covered Life’s death, all payments stop and all rights and benefits under the Contract terminate.

Death Benefit Examples
Assumptions for the following examples:
•    The Accumulated Value accounts for the Segment Interim Value calculations.
•    The Accumulated Value is the sum of the Segment Interim Values and Segment Values for all Segment Options. These examples could be allocated to one or many Segment Options, and the examples would be the same.
A death benefit based on Segment Interim Value could result in significant loss due to the application of a negative Equity Adjustment. A death benefit that becomes payable before the Segment End Date for an Index-Linked Segment Option will be based on the Segment Interim Value for that Segment Option. The Segment Interim Value will be calculated by applying an Equity Adjustment to the Crediting Base. If the Equity Adjustment is negative, the Segment Interim Value will reflect investment loss, which could be significant. For example, assume that you initially allocate $10,000 to an Index-Linked Segment Option and that the death benefit becomes payable before the end of the Segment Term. In such case, the death benefit could be lower than, perhaps significantly lower than, $10,000. In extreme circumstances, a negative Equity Adjustment could result in a 100% loss of the death benefit amount.
•    GLWB Fees taken prior to the date of the example are accounted for in the Accumulated Value already.
•    There have been no prior Surrenders.
Death Benefit Example 1

Classification: Internal Use

This example is intended to demonstrate that when the Accumulated Value is greater than the Premium Payment, the Bond Adjustment could reduce the Accumulated Value portion of the death benefit calculation to lower than the Premium Payment.
Contract Date = August 31
Premium Payment = $100,000
On November 3 of the same calendar year, assume the Accumulated Value is $101,000 and the Bond Adjustment is -$3,000.
The death benefit on November 3 is the greater of 1 or 2 below:
1.     $98,000 = $101,000 – $3,000
2.     $100,000 = Premium Payment
The death benefit on November 3 is $100,000.
Death Benefit Example 2
This example is intended to demonstrate that when the Accumulated Value is less than the Premium Payment, the Bond Adjustment could increase the Accumulated Value portion of the death benefit calculation to greater than the Premium Payment.
Contract Date = August 31
Premium Payment = $100,000
On November 3 of the same calendar year, assume the Accumulated Value is $99,000 and the Bond Adjustment is $2,000.
The death benefit on November 3 is the greater of 1 or 2 below:
1.     $101,000 = $99,000 + $2,000
2.     $100,000 = Premium Payment
The death benefit on November 3 is $101,000.
Death Benefit Example 3 (while GLWB is active)
This example is intended to demonstrate how a Secure Income Withdrawal impacts the Premium Payment portion of the death benefit calculation. A Secure Income Withdrawal will reduce the premium portion of the death benefit by the same dollar amount that the Accumulated Value was reduced on the date of the Secure Income Withdrawal.
Contract Date = August 31
Premium Payment = $100,000
On November 3 of the same calendar year, assume the Accumulated Value is $90,000 and a Secure Income Withdrawal of $5,000. The Secure Income Withdrawal will not be subject to a Bond Adjustment. However, the Accumulate Value component of the death benefit, after the deduction of the Secure Income Withdrawal, would be subject to a Bond Adjustment, which could be negative. Assume that the Bond Adjustment applied to the Accumulate Value component of the death benefit is -$3,000.
The death benefit on November 3 is the greater of 1 or 2 below:
1.     $82,000 = ($90,000 – $5,000) – $3,000

Classification: Internal Use

2.     $95,000 = Premium Payment ($100,000) – Secure Income Withdrawal ($5,000) The death benefit on November 3 is $95,000.
Death Benefit Example 4 (while GLWB is active)
This example is intended to demonstrate how a partial withdrawal that is part Secure Income Withdrawal and part Excess Withdrawal impacts the Premium Payment portion of the death benefit calculation.
•    A Secure Income Withdrawal will reduce the premium portion of the death benefit by the same dollar amount that the Accumulated Value was reduced by the Secure Income Withdrawal.
•    An Excess Withdrawal will result in a proportionate reduction to the premium portion of the death benefit, reducing that portion of the death benefit in the same proportion that the Accumulated Value (after deducting the Secure Income Withdrawal) was reduced by the Excess Withdrawal.
Contract Date = August 31
Premium Payment = $100,000
On November 3 of the same calendar year, assume the Accumulated Value is $90,000, a Secure Income Withdrawal of $2,000, and an Excess Withdrawal of $3,000. The Secure Income Withdrawal will not be subject to a Bond Adjustment. The Excess Withdrawal will be subject to a Bond Adjustment, which could be negative (the adjustment to the Excess Withdrawal amount for the Bond Adjustment will impact the withdrawal proceeds, not the death benefit amount). In addition, the Accumulated Value component of the death benefit, after the deduction of the Secure Income Withdrawal and the Excess Withdrawal, would be subject to a Bond Adjustment, which could be negative. Assume the Bond Adjustment applied to the Accumulated Value component of the death benefit is -$1,000.
The death benefit on November 3 is the greater of 1 or 2 below:
1.     $84,000 = ($90,000 – $2,000 – $3,000) – $1,000
2.     $94,659, calculated as follows:
•    First, reduce the Premium Payment ($100,000) by the Secure Income Withdrawal ($2,000) to $98,000.
•    Second, proportionately reduce the Premium Payment ($98,000) for the Excess Withdrawal ($3,000). The amount of the proportional reduction ($3,341) is the Excess Withdrawal ($3,000) divided by the Accumulated Value immediately after the Secure Income Withdrawal and immediately prior to the Excess Withdrawal ($88,000) multiplied by the Premium Payment ($98,000).
The death benefit on November 3 is $94,659.
Death Benefit Example 5 (while GLWB is active)
This example is intended to demonstrate how a partial withdrawal that is entirely an Excess Withdrawal impacts the Premium Payment portion of the death benefit calculation. A proportional reduction for an Excess Withdrawal will reduce the premium portion of the death benefit in the same proportion that the Accumulated Value was reduced on the date of the Excess Withdrawal.
Contract Date = August 31
Premium Payment = $100,000
On November 3 of the same calendar year, assume the Accumulated Value is $90,000 and the Bond Adjustment is -$4,000 and an Excess Withdrawal of $5,000. The Excess Withdrawal would be subject to a Bond Adjustment, which could be negative (a negative Bond Adjustment would reduce the withdrawal proceeds, not the death benefit amount). In addition, the Accumulated Value component of the death benefit, after the deduction of

Classification: Internal Use

the Excess Withdrawal, would be subject to a Bond Adjustment, which could be negative. Assume the Bond Adjustment applied to the Accumulated Value component of the death benefit is -$4,000.
The death benefit on November 3 is the greater of 1 or 2 below:
3.     $81,000 = ($90,000 – $5,000) – $4,000
4.     $94,444.44 = Premium Payment proportionately reduced for the Excess Withdrawal is the Premium Payment ($100,000) reduced by the proportional reduction ($5,555.56)
•    The amount of the proportional reduction ($5,555.56) is the Excess Withdrawal ($5,000) divided by the Accumulated Value immediately prior to the Excess Withdrawal ($90,000) multiplied by the Premium Payment ($100,000).
The death benefit on November 3 is $94,444.44.
Death Benefit Example 6 (GLWB is terminated)
This example is intended to demonstrate how a partial withdrawal impacts the Premium Payment portion of the death benefit calculation. A proportional reduction for a partial withdrawal will reduce the premium portion of the death benefit in the same proportion that the Accumulated Value was reduced on the date of the partial withdrawal. The proportional reduction for partial withdrawal is equal to (1 divided by 2) multiplied by 3, where:
1.    Is the amount of the partial withdrawal; and
2.    Is the Accumulated Value immediately prior to the partial withdrawal; and
3.    Is the Premium Payment.
Contract Date = August 31
Premium Payment = $100,000
On November 3 of the same calendar year, assume the Accumulated Value is $90,000 and the Bond Adjustment is -$4,000 and a partial withdrawal of $5,000
The death benefit on November 3 is the greater of 1 or 2 below:
1.    $81,000 = ($90,000 – $5,000) – $4,000
2.    $94,444.44 = Premium Payment proportionately reduced for the partial withdrawal is the Premium Payment ($100,000) reduced by the proportional reduction ($5,555.56)
•    The amount of the proportional reduction ($5,555.56) is the partial withdrawal ($5,000) divided by the Accumulated Value immediately prior to the partial withdrawal ($90,000) multiplied by the Premium Payment ($100,000).
The death benefit on November 3 is $94,444.44.
16.    STATEMENTS
We will mail to you a statement, along with any reports required by state law, of your current Accumulated Value at least once per year prior to the Annuitization Date. After the Annuitization Date, any reports will be mailed to the person receiving the annuity benefit payments.
17.    ANNUITIZATION
Annuitization Date
You may specify an Annuitization Date in your application. If you do not specify an Annuitization Date, the Annuitization Date is the latest Annuitization Date shown on the Data Page. You may change the Annuitization Date with our prior approval. The request must be in writing. You may not select an Annuitization Date that falls prior to

Classification: Internal Use

the second Contract Anniversary or after the latest Annuitization Date. Generally, the latest Annuitization Date is the Contract Anniversary following the Annuitant’s attainment of age 95. The latest Annuitization Date can be found on the Data Page (referred to as the maximum Annuitization Date).
Annuitizations are subject to the Segment Interim Value (which includes an Equity Adjustment) and a Bond Adjustment. An Equity Adjustment does not apply if the Annuitization occurs on a Segment End Date for the particular Index-Linked Segment Option. A Bond Adjustment applies to all Segment Options and regardless of when the Annuitization occurs, including on a Segment End Date. The Bond Adjustment will be zero on every Segment Anniversary evenly divisible by six (6) (e.g., 6, 12, 18, etc.). The amount allocated to the Fixed Segment Option is subject to the Standard Nonforfeiture Law for Individual Deferred Annuities. For additional information on the nonforfeiture amount, see 9. FIXED SEGMENT OPTION MECHANICS. For additional information about the Bond Adjustment, see 5. PRINCIPAL RISKS OF INVESTING IN THE CONTRACT — Segment Interim Value and 7. FEES, CHARGES AND ADJUSTMENTS — Bond Adjustment.
If Joint Annuitants are named in the application, the latest Annuitization Date will be set based on the age of the older Joint Annuitant.
Full Annuitization
Any time after the second Contract Year, you may Annuitize your Contract by electing to receive payments under an annuity benefit payment option. If the Accumulated Value on the Annuitization Date is less than $2,000, we may pay out the entire amount in a single payment. The Contract would then be canceled. You may select when you want the payments to begin (within the period that begins the Valuation Day following our receipt of your instruction and ends one year after our receipt of your instructions).
Once payments begin under the annuity benefit payment option you choose, the option may not be changed. In addition, once payments begin, you may not surrender, withdraw or otherwise liquidate or commute any of the portion of your Accumulated Value that has been Annuitized.
Depending on the type of annuity benefit payment option selected, payments that are initiated either before or after the Annuitization Date may be subject to penalty taxes (see 18. TAXES). You should consider this carefully when you select or change the annuity benefit payment commencement date.
Partial Annuitization
You have the right to Annuitize a portion of your Accumulated Value. After the second Contract Year and prior to the Annuitization Date, you may Annuitize a portion of your Accumulated Value by sending us a Notice in Good Order.
If you specify annuitization allocation percentages as part of a partial annuitization request, the amount annuitized is deducted from the Segment Options according to the annuitization allocation percentages you provide to us. If you do not provide us with specific annuitization allocation percentages, the amount annuitized is deducted in the same proportion as the Accumulated Value is spread throughout the Segment Options at that point in time.
The minimum partial Annuitization amount is $2,000. Any partial Annuitization request that reduces the Accumulated Value to less than $5,000 will be treated as a request for full Annuitization. We reserve the right to limit the number of partial Annuitizations that may be requested in a Contract Year, but it will never be less than one per Contract Year.
Annuity Benefit Payment Options
You may select one of the annuity benefit payment options listed below. Once payments begin under the option you select, the option may not be changed. In addition, once payments begin you may not surrender or otherwise liquidate or commute any portion of your Accumulated Value that has been Annuitized.
If the GLWB is still in effect on the Annuitization Date, you will have another payment option based on your Secure Income Benefit Payment, as described under Important Considerations Related to the GLWB below.

Classification: Internal Use

We offer fixed annuity benefit payments only. No Surrender Charge is imposed on any portion of your Accumulated Value that has been Annuitized.
You may choose from several fixed annuity benefit payment options. Payments will be made on the frequency you choose. You may elect to have your annuity benefit payments made on a monthly, quarterly, semiannual or annual basis. The dollar amount of the payments is specified for the entire payment period according to the option selected. There is no right to take any full or partial withdrawals after the Annuitization Date. The fixed annuity benefit payment must begin within one year of the annuity benefit election.
The amount of the fixed annuity benefit payment depends on the:
•    amount of Accumulated Value (adjusted by the Bond Adjustment) applied to the annuity benefit payment option;
•    annuity benefit payment option selected;
•    age and gender of the Annuitant (unless fixed period income option is selected);
•    frequency of the annuity benefit payments; and
•    duration of the annuity benefit payments.
The amount of the initial payment is determined by applying all or a portion of the Accumulated Value, plus or minus the Bond Adjustment (as applicable), less any applicable premium tax and other expenses, as of the date of the application to the annuity table for the Annuitant’s annuity benefit payment option, gender, and age. Minimum annuity benefit payment amounts will be based on the Annuity 2012 Individual Annuity Mortality Period Life Table as stated in the Contract. This basis is guaranteed for the life of the Contract for the following fixed annuity benefit payment options: Life Income, Life Income with Period Certain, Joint and Survivor Life Income, and Joint and Survivor Life Income Period Certain. With our written approval, other annuity benefit payment options may be available without this guaranteed basis.
Annuity benefit payments generally are higher for male annuitants than for female annuitants with an otherwise identical Contract. This is because statistically females have longer life expectancies than males. In certain states, this difference may not be taken into consideration in determining the payment amount.
Additionally, Contracts with no gender distinctions are made available for certain employer-sponsored plans because, under most such plans, gender discrimination is prohibited by law.
The frequency and duration of the annuity benefit payments affect the income amount received. The annuity benefit payments generally are lower if you receive payments more frequently. For example, monthly payments generally will be lower than quarterly payments. Generally, all other factors being equal, the longer the duration of annuity benefit payments, the lower the annuity benefit payment amounts and the shorter the duration, the higher the annuity benefit payment amounts.
You may select an annuity benefit payment option by written request only. Your selection of an annuity benefit payment option for a partial Annuitization must be in writing and may not be changed after payments begin. Your selection of an annuity benefit payment option for any portion not previously Annuitized may be changed by written request prior to the Annuitization Date.
If an annuity benefit payment option is not selected, we will automatically apply:
•    for Contracts with one Annuitant — Life Income with payments guaranteed for a period of 10 years.
•    for Contracts with Joint Annuitants — Joint and Full Survivor Life Income with payments guaranteed for a period of 10 years.
The available annuity benefit payment options for both full and partial Annuitizations include:

Classification: Internal Use

•    Life Income — Level payments continue for the Annuitant’s lifetime. If you defer the first payment date, it is possible that you will receive no payments if the Annuitant dies before the first payment date. NOTE: There is no death benefit value remaining and there are no further payments when the Annuitant dies.
•    Life Income with Period Certain — Level payments continue during the Annuitant’s lifetime with a guaranteed payment period of 5 to 30 years. If the Annuitant dies before all of the guaranteed payments have been made, the guaranteed payments continue to you or the person(s) you designate until the end of the guaranteed payment period. If a shorter period is required by law, we will pay a commuted value at the end of that shorter period.
•    Joint and Survivor — Payments continue as long as either the Annuitant or the Joint Annuitant is alive. You may also choose an option that lowers the amount of income after the death of a Joint Annuitant. It is possible that you will only receive one payment under this option if both Annuitants die before the second payment is due. If you defer the first payment date, it is possible that you will receive no payments if both Annuitants die before the first payment date. NOTE: There is no death benefit value remaining and there are no further payments after both Annuitants die.
•    Joint and Survivor with Period Certain — Payments continue as long as either the Annuitant or the Joint Annuitant is alive with a guaranteed payment period of 5 to 30 years. You may choose an option that lowers the amount of income after the death of a Joint Annuitant. If both Annuitants die before all guaranteed payments have been made, the guaranteed payments continue to you or the person(s) you designate until the end of the guaranteed payment period. If a shorter period is required by law, we will pay a commuted value at the end of that shorter period.
With our written approval, other annuity benefit payment options may be available without the minimum annuity benefit payment amount guarantees described in the Contract. The annuity benefit payment for these other options will be based on the then-current interest rates and mortality table. These options may include:
•    Fixed Period Income — Level payments continue for a fixed period. You may select a range from 5 to 30 years (state variations may apply). If the Annuitant dies before the selected period expires, payments continue to you or the person(s) you designate until the end of the fixed period. Payments stop after all guaranteed payments are received. If a shorter period is required by law, we will pay a commuted value at the end of that shorter period.
•    Life with Cash Refund — Level payments continue for the Annuitant’s lifetime. If the Annuitant dies and the total of all payments received is less than the amount of the Accumulated Value applied, the balance is paid to you or the person(s) you designate.
•    Life with Installment Refund — Level payments continue for the Annuitant’s lifetime. If the Annuitant dies and the total of all payments received is less than the amount of the Accumulated Value applied, payments continue to you or the person(s) you designate until they equal the amount of the Accumulated Value applied. If the period required to make these payments is longer than allowed by law, we will pay a commuted value at the end of that shorter period.
Death of Annuitant (During the Annuitization Period)
If the Annuitant dies during the annuity benefit payment period, remaining payments are made to the Owner throughout the guaranteed payment period, if any, or for the life of any Joint Annuitant, if any. If the Owner is the Annuitant, remaining payments are made to the Joint Owner, if any, or the named beneficiaries. In all cases the person entitled to receive payments also receives any rights and privileges under the annuity benefit payment option.
Important Considerations Related to the GLWB

Classification: Internal Use

On the latest Annuitization Date, if your Contract reaches that date, the accumulation period must end and the GLWB (and the death benefit) will terminate. Likewise, prior to the latest Annuitization Date, if you fully Annuitize the Contract, the accumulation period will end and the GLWB (and the death benefit) will terminate. Generally, you should not elect to fully Annuitize the Contract unless the annual amount of your annuity payments would be greater than your annual Secure Income Benefit Payment under the GLWB. In this regard, if your Secure Income Benefit Base is greater than your Contract Accumulated Value, the income stream provided by your GLWB is likely more valuable than an income stream under an annuity benefit payment option. Before Annuitizing or selecting a payment option, you should consult with a financial professional and contact us toll-free at 1-800-852-4450 for a comparison of the different payout options based on your Contract. You should also understand that, in electing to fully Annuitize, you would be terminating the GLWB as well as the death benefit.
If the Contract reaches the latest Annuitization Date, the GLWB will terminate, but you may choose to continue the income stream provided by the GLWB by electing to receive fixed payments equal to your Secure Income Benefit Payment each Contract Year until the death of the last Covered Life. If you make this election, you will forfeit your remaining Contract Accumulated Value, and we will make the payments from our own assets.
Note: If your GLWB has Tiered Income Option, and you elect to receive fixed payments equal to your Secure Income Benefit Payment each Contract Year until the death of the last Covered Life as described above, we will calculate the number of payments you will receive based on the Tier 1 Secure Income Percentage by taking your Accumulated Value divided by the Secure Income Benefit Payment at the scheduled payment frequency. After you have received that number of payments, your payment will decrease to be based on the Tier 2 Secure Income Percentage multiplied by the Secure Income Benefit Base. Payments will still only continue until the date of death of the last Covered Life.
Alternatively, you may choose to apply your entire Contract Accumulated Value to an annuity benefit payment option that we make available, such as Life Income, Life Income with Period Certain, Joint and Survivor, and Joint and Survivor with Period Certain. If you select one of these options, your entire Contract Accumulated Value will be applied to the selected option and we will make the payments from our own assets. However, you should understand that you would be forfeiting the income stream provided by the GLWB (for which you paid GLWB Fees, potentially over many years), and that the income stream provided by one of these options will generally differ in amount and/or duration compared to the income stream provided by the GLWB.
If we have not received your selection as of the Annuitization Date, you will receive the following payment option that results in the higher annual payment amount: (a) fixed payments equal to your Secure Income Benefit Payment each Contract Year until the death of the last Covered Life or (b) Life Income with payments guaranteed for a period of 10 years (for Contracts with one Annuitant) or Joint and Full Survivor Income with payments guaranteed for a period of 10 years (for Contracts with two Annuitants).
We will send you written notice at least 30 days prior to the latest Annuitization Date and ask you to select a payment option.
The Contract is generally designed for an Owner to remain in the accumulation phase and keep the GLWB in force, while taking Secure Income Withdrawals and avoiding Excess Withdrawals, in order to maximize the likelihood that the Contract Accumulated Value will be reduced to zero for a reason other than an Excess Withdrawal, thereby triggering our lifetime payment obligations under the GLWB. Nonetheless, it is possible that the income stream provided by an annuity benefit payment option (e.g., payments for a period certain) may be more appropriate for you based on your personal circumstances and financial goals. As such, before Annuitizing or selecting a payment option, you should consult with a financial professional and contact us toll-free at 1-800-852-4450 for a comparison of the different payout options based on your Contract.
18.     TAXES

Classification: Internal Use

[To be updated by amendment]
The following description is a general summary of the tax rules, primarily related to federal income taxes, which in our opinion are currently in effect. These rules are based on laws, regulations and interpretations which are subject to change at any time. This summary is not comprehensive and is not intended as tax advice. Federal estate and gift tax considerations, as well as state and local taxes, may also be material. You should consult a tax advisor about the tax implications of taking action under a Contract or related retirement plan.
Taxation of Non-Qualified Contracts
Non-Qualified Contracts
Section 72 of the Internal Revenue Code (the “Code”) governs the income taxation of annuities in general.
•Premium payments made under non-qualified contracts are not excludable or deductible from your gross income or any other person’s gross income.
•An increase in the accumulated value of a non-qualified contract owned by a natural person resulting from the investment performance of the Separate Account or interest credited to the DCA Plus accounts is generally not taxable until paid out as surrender proceeds, death benefit proceeds, or otherwise.
•Generally, owners who are non-natural persons (such as a trust, partnership or corporation) are immediately taxed on any increase in the accumulated value unless the non-natural person is acting as an agent for a natural person.
The following discussion applies generally to Contracts owned by natural persons.
•Surrenders or partial surrenders are taxed as ordinary income to the extent of the accumulated income or gain under the Contract.
•The value of the Contract pledged or assigned is taxed as ordinary income to the same extent as a partial surrender.
•Annuity benefit payments:
•The basic rule for taxing annuity benefit payments is that part of each annuity benefit payment is considered a nontaxable return of the investment in the Contract and part is considered taxable income. An “exclusion ratio” is applied to each annuity benefit payment to determine how much of the payment is excludable from gross income. The remainder of the annuity benefit payment is includable in gross income for the year received.
•The “investment in the Contract” is generally the total of the premium payments made less any tax-free return of premiums.
•After the investment in the Contract is paid out, the full amount of any annuity benefit payment is taxable.
For purposes of determining the amount of taxable income resulting from distributions, all Contracts and other annuity contracts issued by us or our affiliates to the same owner within the same calendar year are treated as if they are a single contract.
Transfer of ownership may have tax consequences to the owner. For owners who are non-natural persons changing the annuitant may have tax consequences to the owner. Please consult with your tax advisor before changing the owner or annuitant on your Contract.
Required Distributions for Non-Qualified Contracts
In order for a non-qualified contract to be treated as an annuity contract for federal income tax purposes, the Code requires:
•If the person receiving payments dies on or after the annuitization date but prior to the time the entire interest in the Contract has been distributed, the remaining portion of the interest is distributed at least as rapidly as under the method of distribution being used as of the date of that person’s death.
•If you die prior to the annuitization date, the entire interest in the Contract will be distributed:
•within five years after the date of your death; or

Classification: Internal Use

•as annuity benefit payments (or similar periodic payments) which begin within one year of your death and which are made over the life of your designated beneficiary or over a period not extending beyond the life expectancy of that beneficiary.
•If the Contract is owned by a trust, corporation or other non-natural person, then the death of the annuitant will be treated as the death of the owner.

Generally, unless the beneficiary elects otherwise, the above requirements are satisfied prior to the annuitization date by paying the death benefit in a single payment, subject to proof of your death. The beneficiary may elect, by written request, to receive an annuity benefit payment option instead of a single payment.
If your designated beneficiary is your surviving spouse, the Contract may be continued with your spouse deemed to be the new owner for purposes of the Code. When the owner receiving payments is not a natural person, the required distributions provided for in the Code apply upon the death of the annuitant.
Early Distribution Penalty
If you take a premature distribution from the Contract, you may incur a 10% income tax penalty on the taxable portion of the distribution, unless the distribution is:
•made on or after you reach age 59½;
•made to a beneficiary on or after your death;
•made upon your disability as defined in the Code;
•part of a series of substantially equal periodic payments for the life or life expectancy of you or you and your designated beneficiary;
•made under an immediate annuity contract; or
•allocable to contributions made prior to August 14, 1982.
Tax reporting distributions from an annuity contract that is owned by a trust: The Internal Revenue Service (IRS) determined in Private Letter Ruling 202031008 that a non-grantor trust cannot attain age 59½, become disabled, or have a life expectancy. Thus, the IRS held that those three exceptions to the 10% penalty are not applicable to distributions from a deferred annuity contract that is owned by a non-grantor trust. Alternatively, the IRS held that a deferred annuity contract owned by a grantor trust can utilize those three exceptions if the grantor qualifies for the exception (for example, the grantor attained age 59½ at the time of the distribution). Consult a tax advisor for further information.
Tax-Free Exchanges
Under Section 1035 of the Code, the exchange of one annuity contract for another is not a taxable transaction if the same owner is on each contract in the exchange, but may be reportable to the IRS.
Net Investment Income Tax
The Net Investment Income Tax is imposed at a rate of 3.8% on net investment income for higher tax bracket individuals.
This tax may apply to an individual’s net investment income if the individual’s modified Adjustable Gross Income exceeds $200,000 for a single filer or $250,000 for a married filing jointly filer. The tax applies to income from interest, dividends, annuities, royalties and rents not obtained in a normal trade of business. The tax may also apply to certain trusts and estates with net investment income.
Income from annuities that are part of a qualified retirement plan (as described in the following section) are not treated as investment income for the purpose of this new tax and thus are not subject to the new 3.8% rate but may be includible for purposes of determining whether the applicable Net Investment Income Tax income limits are exceeded.
Taxation of Qualified Contracts
Tax-Qualified Contracts: IRA, SEP, and SIMPLE-IRA

Classification: Internal Use

The Contract may be used to fund IRAs, SEPs, and SIMPLE-IRAs.
•IRA – An Individual Retirement Annuity (IRA) is a retirement savings annuity. Contributions grow tax deferred.
•SEP-IRA – SEP stands for Simplified Employee Pension and is a form of IRA. A SEP allows you, as an employer, to provide retirement benefits for your employees by contributing to their IRAs.
•SIMPLE-IRA – SIMPLE stands for Savings Incentive Match Plan for Employees. A SIMPLE-IRA allows employees to save for retirement by deferring salary on a pre-tax basis and receiving predetermined company contributions.
The tax rules applicable to owners, annuitants and other payees vary according to the type of plan and the terms and conditions of the plan itself. In general, premium payments made under a retirement program recognized under the Code are excluded from the participant’s gross income for tax purposes prior to the annuity benefit payment date (subject to applicable state law). The portion, if any, of any premium payment made that is not excluded from their gross income is their investment in the Contract. Aggregate deferrals under all plans at the employee’s option may be subject to limitations.
Tax-qualified retirement arrangements, such as IRAs, SEPs, and SIMPLE-IRAs, are tax-deferred. You derive no additional benefit from the tax deferral feature of the annuity. Consequently, an annuity should be used to fund an IRA, or other tax qualified retirement arrangement to benefit from the annuity’s features other than tax deferral. These features may include guaranteed lifetime income, death benefits without surrender charges, guaranteed caps on fees, and the ability to transfer among investment options without sales or withdrawal charges.
The tax implications of these plans are further discussed in the SAI under the heading Taxation Under Certain Retirement Plans. Check with your tax advisor for the rules which apply to your specific situation.
Premature Distributions
There is a 10% additional penalty tax under the Code on the taxable portion of a “premature distribution” from IRAs, IRA rollovers, SEP-IRAs and SIMPLE-IRAs. The tax penalty is increased to 25% in the case of distributions from SIMPLE-IRAs during the first two years of participation in the SIMPLE IRA. Generally, an amount is a “premature distribution” unless the distribution is:
•made on or after you reach age 59½;
•made to a beneficiary on or after your death;
•made upon your disability as defined in the Code;
•part of a series of substantially equal periodic payments for the life or life expectancy of you or you and your designated beneficiary;
•made to pay certain deductible medical expenses;
•for health insurance premiums while unemployed;
•for first home purchases (up to $10,000);
•for qualified higher education expenses;
•for qualified disaster tax relief distributions;
•for qualified reservist distributions;
•for terminal illness distributions;
•a corrective distribution (for an excess contribution and any allocable earnings) made on or before the due date (including extensions) of your income tax return;
•for amounts levied by the IRS directly against your IRA; or
•a qualified birth or adoption distribution (up to $5,000).
For more information regarding premature distributions, please reference IRS Publication 590-B and consult your tax advisor.

Classification: Internal Use

Rollover IRAs
If you receive a lump-sum distribution from a qualified retirement plan, tax-sheltered annuity or governmental 457(b) plan, you may maintain the tax-deferred status of the distribution by rolling it over into an eligible retirement plan or IRA. You can accomplish this by electing a direct rollover from the plan, or you can receive the distribution and roll it over into an eligible retirement plan or IRA within 60 days. However, if you do not elect a direct rollover from the plan, the plan is required to withhold 20% of the taxable portion of the distribution. This amount is sent to the IRS as income tax withholding to be credited against your taxes. Amounts received prior to age 59½ and not rolled over may be subject to an additional 10% penalty tax. You may roll over amounts from a qualified plan directly to a Roth IRA. As part of this rollover, previously taxed deferred funds from the qualified plan are converted to after-tax funds under a Roth IRA. Generally, the entire rollover is taxable (unless it includes after-tax dollars) and is included in gross income in the year of the rollover/conversion. For more information, please consult your tax advisor.
In addition, not more frequently than once every twelve months, an owner may execute one tax-free indirect rollover from one IRA to another, subject to the 60-day limitation. The once-per-year limitation on rollovers does not apply to direct transfers of funds between IRA providers or to Roth IRA conversions. For more information, please consult your tax advisor.
Roth IRAs
The Contract may be purchased to fund a Roth IRA. Contributions to a Roth IRA are not deductible from taxable income. Subject to certain limitations, a traditional IRA, SEP-IRA or SIMPLE-IRA may be converted into a Roth IRA or a distribution from such an arrangement may be rolled over to a Roth IRA. However, a conversion or a rollover to a Roth IRA is not excludable from gross income. If certain conditions are met, qualified distributions from a Roth IRA are tax-free. For more information, please contact your tax advisor.
Required Minimum Distributions for IRAs
The Required Minimum Distribution (RMD) regulations dictate when individuals must start taking payments from their IRA. Generally, you must commence taking required minimum distributions (“RMDs”) from an IRA Contract not later than your “Required Beginning Date.” The Required Beginning Date for your first RMD for IRAs (including SEPs and SIMPLE IRAs) is April 1st of the year following the calendar year in which you reach
•70½ if you attained 70½ by December 31st, 2019
•72 if you attained 72 by December 31st, 2022
•73 if you attain age 72 on/after January 1st, 2023
•75 if you attain age 74 on/after January 1st, 2033
Thereafter, the RMD is required no later than December 31 of each calendar year.
The RMD rules apply to traditional IRAs, as well as SEP-IRAs and SIMPLE-IRAs, during the lifetime and after the death of IRA owners. They do not, however, apply to Roth IRAs during the lifetime of the Roth IRA owner. If an individual owns more than one IRA, the RMD amount must be determined for each IRA, but the actual distribution can be satisfied from a combination of one or more of the owner's IRAs. Roth IRAs may not be aggregated with other IRAs, but may be aggregated with other Roth IRAs.
Upon the death of the owner the required minimum distribution options available to the beneficiary will depend upon the beneficiary’s status at the time of death.
Eligible Designated Beneficiary: An “eligible designated beneficiary” may direct that payment of his/her benefits be made or started no later than December 31 of the year following the year of owner’s death with annual distributions of at least the required minimum distribution. An eligible designated beneficiary is any designated beneficiary who is (1) the owner’s spouse, (2) no more than ten (10) years younger than the owner, (3) the owner’s minor child who has not reached majority (age 21), (4) disabled, or (5) chronically ill. If the surviving spouse is the eligible designated beneficiary on the IRA Contract, the surviving spouse may have additional

Classification: Internal Use

distribution options. An eligible designated beneficiary who is the owner’s minor child ceases to retain the status of eligible designated beneficiary upon reaching the age of majority. Upon reaching majority the entire remaining balance of the Contract must be distributed by December 31 of the year in which occurs the tenth anniversary of the minor attaining majority.
Non-eligible Designated Beneficiary: A non-eligible designated beneficiary must distribute the entire balance of the IRA Contract by December 31 of the year in which occurs the tenth anniversary of the owner’s death. If the owner had reached his or her Required Beginning Date prior to death, the beneficiary must continue taking distributions during the 10-year period at least as rapidly as under the method in effect at the date of death, and then any remaining balance must be distributed by December 31 of the year in which occurs the tenth anniversary of the owner’s death.
No individual designated as beneficiary: If the owner had not reached his or her Required Beginning Date prior to death and there is no designated beneficiary or owner’s beneficiary is not an individual (for example, the beneficiary is the owner’s estate), the entire balance of the IRA Contract must be paid by December 31 of the year in which occurs the fifth anniversary of owner’s death. If owner had attained his or her Required Beginning Date prior to death, and there is no designated beneficiary or owner’s beneficiary is not an individual, distributions must continue at least as rapidly as under the method in effect at the date of death.
NOTE:    Contractual limitations exist that may limit the ability to satisfy an individual's multiple RMD obligations via this annuity. For details, see 10. BENEFITS AVAILABLE UNDER THE CONTRACT - Required Minimum Distribution (RMD) Program for GMWB Riders.
An IRS penalty tax of up to 25% may be imposed on the amount by which the required minimum distribution in any year exceeds the amount actually distributed in that year.
Withholding
Annuity benefit payments and other amounts received under the Contract are subject to income tax withholding unless the recipient elects not to have taxes withheld. The amounts withheld vary among recipients depending on the tax status of the individual and the type of payments from which taxes are withheld. State withholding tax may also apply.
Notwithstanding the recipient’s election, withholding may be required on payments delivered outside the United States. Moreover, special withholding rules may require us to disregard the recipient’s election if the recipient fails to supply us with a taxpayer identification number (social security number for individuals), or if the Internal Revenue Service notifies us that the taxpayer identification number provided by the recipient is incorrect.
19.    ADDITIONAL INFORMATION ABOUT THE CONTRACT
The Contract
The entire Contract is made up of the Contract, amendments, riders and endorsements and Data Page. Only our corporate officers can agree to change or waive any provisions of a Contract. Any change or waiver must be in writing and signed by an officer of the Company.
The Unregistered Separate Account
Most assets supporting the Segment Options are held in the insulated, non-unitized Unregistered Separate Account established under Iowa law. These assets are not subject to the claims of the creditors of Principal Life Insurance Company. Any guarantees provided under the Contract are subject to the claims paying ability of Principal Life Insurance Company.
An Owner does not have any interest in or claim on the assets in the Unregistered Separate Account.
In addition, neither an Owner nor amounts allocated to the Segment Options participate in the performance of the assets held in the Unregistered Separate Account. We are not obligated to invest assets in the Unregistered

Classification: Internal Use

Separate Account according to specific guidelines or strategies except as may be required by Iowa or other state insurance laws.
The Unregistered Separate Account is not registered under the Investment Company Act of 1940.
The General Account
Our general obligations and any guaranteed benefits under this Contract are supported by our general account and are subject to Principal Life Insurance Company’s creditworthiness and claims paying ability. In the Annuitization phase, assets supporting annuity payments are held in the general account. Assets in the general account are not segregated for the exclusive benefit of any particular contract or obligation. General account assets are also available to our general creditors and for conducting routine business activities, such as the payment of salaries, rent and other ordinary business expenses. The general account is subject to regulation and supervision by the Iowa Insurance Division and to the insurance laws and regulations of all jurisdictions where we are authorized to do business.
Delay of Payments and Other Transactions
In general, we make payment of any amount due under the Contract and payable from our general account within seven (7) days from the date we receive a request for payment in Good Order (or earlier if required by law). We generally process other transaction requests as of the close of the Valuation Day on which we receive them in Good Order. We reserve the right to delay payments from the general account for up to six months, as permitted by state law.
We also reserve the right to suspend or delay payment or processing of transactions from the general account under the following circumstances:
(i)        the NYSE is closed (other than customary weekend and holiday closings);
(ii)        trading on the NYSE is restricted;
(iii)        an emergency exists such that we cannot calculate the Accumulated Value; or
(iv)    during any other period when a regulator by order, so permits.
In addition, we reserve the right to defer payment of that portion of your Accumulated Value that is attributable to a Premium Payment made by check for a reasonable period of time (not to exceed 15 business days) to allow the check to clear the banking system.
Misstatement of Age or Gender
If the age or, where applicable, gender of the Annuitant has been misstated, we adjust the annuity benefit payment under your Contract to reflect the amount that would have been payable at the correct age and gender. If we make any overpayment because of incorrect information about age or gender, or any error or miscalculation, we deduct the overpayment from the next annuity benefit payment(s) due. Underpayments are added to the annuity benefit payment.
With regard to the accumulation period of the Contract, we reserve the right to correct the Contract features to what they would have been based on the correct age and gender. We also reserve the right to take corrective action with respect to benefits that were paid out that shouldn’t have been.
Such a correction could include a change to the calculation of the death benefit or the Required Minimum Distribution amount for your Contract based on the correct age. If an overpayment of death benefits has already occurred based on the incorrect age, we may request return of the overpayment. If an underpayment of death benefits has already occurred based on the incorrect age, we will correct the underpayment. If a partial withdrawal to satisfy the Required Minimum Distribution amount of your Contract has already been taken, we will correct Contract values based on the partial withdrawal being taken based on the correct age.
Assignment

Classification: Internal Use

If your Contract is part of your qualified plan, IRA, SEP, or SIMPLE-IRA, you may not assign ownership.
You may assign ownership of your Non-qualified Contract. Each assignment is subject to any payments made or action taken by the Company prior to our notification of the assignment. We assume no responsibility for the validity of any assignment. An assignment or pledge of a Contract may have adverse tax consequences.
An assignment must be made in writing and accepted by us at our Home Office. The irrevocable beneficiary(ies), if any, must authorize any assignment in writing. Your rights, as well as those of the Annuitant and beneficiary, are subject to any assignment on file with us. Any amount paid to an assignee is treated as a partial Surrender and is paid in a single payment.
Except to the extent prohibited by state law, the he Company may refuse any assignment or transfer at any time on a non-discriminatory basis.
Contract Termination
We reserve the right to terminate the Contract and make a single payment (without imposing any charges) to you if your Accumulated Value at the end of the accumulation period is less than $2,000 unless the GLWB is in force. Termination of the Contract will not unfairly discriminate against the Owner.
Telephone and Internet Services
If you elect telephone services or you elect internet services and satisfy our internet service requirements (which are designed to ensure compliance with federal UETA and E-SIGN laws), instructions for the following transactions may be given to us via the telephone or internet:
•    make Segment Option allocation changes prior to the initial Segment Start Date;
•    make permissible Segment Option Transfers;
•    address changes;
•    Segment lock-ins; and
•    make withdrawals from your Contract in accordance with the Company’s current withdrawal guidelines.
The Company is not responsible for the authenticity of telephone service or internet transaction requests. We reserve the right to refuse telephone service or internet transaction requests. You are liable for a loss resulting from a fraudulent telephone or internet order that we reasonably believe is genuine. We follow procedures in an attempt to assure genuine telephone service and internet transactions. If these procedures are not followed, we may be liable for loss caused by unauthorized or fraudulent transactions. The procedures may include recording telephone service transactions, requesting personal identification (for example, name, address, security phrase, password, daytime telephone number, or birth date) and sending written confirmation to your address of record.
Instructions received via our telephone services and/or the internet are binding on both Owners if the Contract is jointly owned.
If the Contract is owned by a business entity or a trust, an authorized individual (with the proper password) may use telephone and/or internet services. Instructions provided by the authorized individual are binding on the Owner.
We reserve the right to modify or terminate telephone service or internet transaction procedures at any time. Whenever reasonably feasible, we will provide you with prior notice (by mail or by email, if previously authorized by you) if we modify or terminate telephone service or internet transaction procedures. In some instances, it may not be reasonably feasible to provide prior notice if we modify or terminate telephone service or internet transaction procedures; however, any modification or termination will apply to all contract owners in a non-discriminatory fashion.
Telephone Services

Classification: Internal Use

Telephone services are available to you. Telephone services may be declined on the application or at any later date by providing us with written Notice. You may also elect telephone authorization for your registered representative by providing us written Notice.
If you elect telephone privileges, instructions
•    may be given by calling us at 1-800-852-4450 while we are open for business (generally, between 8 a.m. and 6 p.m. Eastern Time on any day that the NYSE is open).
•    that are in Good Order and received by us before the close of a Valuation Day will be effective as of the close of that Valuation Day.
•    that are in Good Order and received by us after the close of a Valuation Day will be effective as of the close of the next Valuation Day.
•    that are not in Good Order when received by us will not be effective until we receive Good Order instructions.
Internet
Internet services are available to you if you register for a secure login on the Principal Financial Group web site, www.principal.com. You may also elect internet authorization for your registered representative by providing us written Notice.
If you register for internet privileges, instructions
•    that are in Good Order and received by us before the close of a Valuation Day will be effective as of the close of that Valuation Day.
•    that are in Good Order and received by us after the close of a Valuation Day will be effective as of the close of the next Valuation Day.
•    that are not in Good Order when received by us will not be effective until we receive Good Order instructions.
Important Information About Customer Identification Procedures
To help the government fight the funding of terrorism and money laundering activities, Federal law requires financial institutions to obtain, verify, and record information that identifies each person who applies for a Contract. When you apply for a Contract, we will ask for your name, address, date of birth, and other information that will allow us to verify your identity. We may also ask to see your driver’s license or other identifying documents.
If concerns arise with verification of your identification, no transactions will be permitted while we attempt to reconcile the concerns. If we are unable to verify your identity within 30 days of our receipt of your Premium Payment, the Contract will be terminated and any value surrendered in accordance with normal procedures.
We do not knowingly sell annuities that are for the benefit of a business/organization that is illegal under Federal and/or State law (such as a marijuana clinic), or a person who owns or receives income from such an entity or whose source of funds is illegal.
Legal Proceedings
We are regularly a party to litigation, arbitration proceedings and governmental examinations in the ordinary course of our business. While we cannot predict the outcome of any pending or future litigation or examination, we do not believe that any pending matter, individually or in the aggregate, will have a material adverse effect on our ability to meet our obligations under the Contract or on the principal underwriter’s ability to perform its contract with us.

Classification: Internal Use

Householding
To avoid sending duplicate copies of materials to Owners, only one copy of the applicable prospectus will be mailed to Owners having the same name and address on our records. The consolidation of these mailings, called householding, benefits us through reduced mailing expense. If you want to receive multiple copies of these materials, you may call us at 1-800-852-4450. You may also notify us in writing. Individual copies of prospectuses and reports will be sent to you within thirty (30) days after we receive your request to stop householding.
Reinstatement
If you fully Surrender the Contract, we do not permit reinstatement except in the limited circumstances described below. If you terminate the GLWB while your Contract remains in force, the GLWB cannot be reinstated. You cannot reinstate (i.e., reverse) a partial withdrawal or partial Annuitization.
If you fully Surrendered the Contract, we may permit the terminated Contract to be reinstated when, in our sole judgment, we are required to do so under state law or court order. For example, if you were to replace this Contract with another insurance contract, and you were to exercise a free look right with respect to the replacement contract, the laws of a state could be interpreted as requiring us to allow a reinstatement of the terminated Contract. In the unlikely event that we permit a terminated Contract to be reinstated, the following would apply: (i) we would reinstate the Contract effective as of the original termination date; we would apply to the Contract the amount we receive to reinstate the Contract plus the amount of the Surrender Charge paid upon termination (“reinstatement amount”) (we will not permit the reinstatement amount to be greater than the total amount paid by us upon the original termination of the Contract); and the reinstatement amount would be automatically invested in the Fixed Segment Option. On the next Segment Anniversary following the reinstatement, you may transfer the amount in the Fixed Segment Option to any available Segment Option(s). If the Contract was terminated with the GLWB in force, the GLWB will also be reinstated. Upon reinstatement, we will deduct the GLWB Fees scheduled during the period between the termination and reinstatement and make any other adjustments necessary to reflect any change in the amount reinstated and the Contract Accumulated Value as of the date of termination.
20.    FINANCIAL STATEMENTS
The consolidated financial statements of Principal Life Insurance Company are incorporated in the Statement of Additional Information. They should be considered only as they relate to our ability to meet our obligations under the Contract. Instructions on how to obtain the Statement of Additional Information are included on the back cover page.

Classification: Internal Use

APPENDIX A
INVESTMENT OPTIONS AVAILABLE UNDER THE CONTRACT
Index-Linked Segment Options
The following is a list of Index-Linked Segment Options currently available under the Contract. We may change the features of the Index-Linked Segment Options listed below (including the Index and the current limits on Index gains), offer new Index-Linked Segment Options and terminate existing Index-Linked Segment Options. We will provide you with written notice before making any changes other than changes to current limits on Index gains. Information about current limits on Index gains is available at www.principal.com/StrategicIncome.
Note: If amounts are removed from an Index-Linked Segment Option before the end of its Segment Term, we will apply an Equity Adjustment. This may result in a significant reduction in your Accumulated Value that could exceed any protection from Index loss that would be in place if you waited until the end of the Segment Term. In addition, if amounts are withdrawn or otherwise Surrendered from an Index-Linked Segment Option (even on a Segment End Date), we may apply a Bond Adjustment. This may result in a significant reduction in your Surrender proceeds.
See 10. INDEX-LINKED SEGMENT OPTION MECHANICS of the prospectus for a description of the Index-Linked Segment Options’ features. See 7. FEES, CHARGES AND ADJUSTMENTS of the prospectus for more information about Equity Adjustments and Bond Adjustments.
The availability of Segment Options may vary depending on your financial professional or your financial professional’s firm. See APPENDIX F: FINANCIAL INTERMEDIARY VARIATIONS.

Classification: Internal Use

Index	Type of Index	Segment Term	Current Limit on Index Loss (if held until end of Segment Term)	Minimum Limit on Index Gain (for the life of the Segment Option)
S&P 500® Price Return Index[1]	U.S. Large Cap Equities	1 Year	10% Buffer	0.50% Cap Rate & 5.00% Participation Rate
S&P 500® Price Return Index[1]	U.S. Large Cap Equities	1 Year	20% Buffer	0.50% Cap Rate & 5.00% Participation Rate
S&P 500® Price Return Index[1]	U.S. Large Cap Equities	1 Year	20% Peak Buffer (10% Peak Buffer Midpoint)	0.50% Cap Rate & 5.00% Participation Rate
S&P 500® Price Return Index[1,4]	U.S. Large Cap Equities	1 Year	0% Floor	0.50% Cap Rate & 5.00% Participation Rate
S&P 500® Price Return Index[1,4]	U.S. Large Cap Equities	1 Year	10% Floor	0.50% Cap Rate & 5.00% Participation Rate
S&P 500® Price Return Index[1]	U.S. Large Cap Equities	2 Year	10% Buffer	0.50% Cap Rate & 5.00% Participation Rate
S&P 500® Price Return Index[1,5]	U.S. Large Cap Equities	6 Year	10% Buffer	0.50% Cap Rate & 5.00% Participation Rate
S&P 500® Price Return Index[1,5]	U.S. Large Cap Equities	6 Year	20% Buffer	0.50% Cap Rate & 5.00% Participation Rate
S&P 500® Price Return Index[1,5]	U.S. Large Cap Equities	6 Year	20% Peak Buffer (10% Peak Buffer Midpoint)	0.50% Cap Rate & 5.00% Participation Rate
S&P 500® Price Return Index[1,5,6]	U.S. Large Cap Equities	6 Year	100% Buffer	0.50% Cap Rate & 5.00% Participation Rate
Russell 2000® Price Return Index[1]	U.S. Small Cap Equities	1 Year	10% Buffer	0.50% Cap Rate & 5.00% Participation Rate
Russell 2000® Price Return Index[1,5]	U.S. Small Cap Equities	6 Year	10% Buffer	0.50% Cap Rate & 5.00% Participation Rate
Russell 2000® Price Return Index[1,5]	U.S. Small Cap Equities	6 Year	20% Buffer	0.50% Cap Rate & 5.00% Participation Rate
Nasdaq-100 Price Return Index® 1	Large Cap Equities	1 Year	20% Buffer	0.50% Cap Rate & 5.00% Participation Rate
Nasdaq-100 Price Return Index® 1,5	Large Cap Equities	6 Year	10% Buffer	0.50% Cap Rate & 5.00% Participation Rate
Nasdaq-100 Price Return Index®1,5	Large Cap Equities	6 Year	20% Buffer	0.50% Cap Rate & 5.00% Participation Rate
SG Smart Climate Index[2,3,4]	U.S. Large Cap ESG Equities	6 Year	10% Buffer	0.50% Cap Rate & 5.00% Participation Rate
S&P MidCap 400® Price Return Index [1,5,6]	U.S. Mid Cap Equities	6 Year	10% Buffer	0.50% Cap Rate & 5.00% Participation Rate
S&P MidCap 400® Price Return Index[1,5,6]	U.S. Mid Cap Equities	6 Year	20% Buffer	0.50% Cap Rate & 5.00% Participation Rate

Classification: Internal Use

1    This Index is a “price return index,” not a “total return index,” and therefore does not reflect dividends paid on the securities composing the Index. This will reduce the Index return and may cause the Index to underperform a direct investment in the securities composing the Index.
2    This Index deducts fees and costs when calculating Index performance. This will reduce the Index return and may cause the Index to underperform a direct investment in the securities composing the Index.
3 This Index utilizes an environmental, social, and governance (ESG) methodology. Same as an Index-Linked Segment Option linked to any other Index, an investment in an Index-Linked Segment Option linked to this Index is not an investment in the Index, the companies that comprise the Index, or the securities that the Index seeks to track. Amounts invested in your Contract become assets of the Company. The assets in the Company’s general account, which the Company invests to support its payment obligations under the Contract, are not invested based on ESG criteria.
4 Not available for Segment Terms beginning on or after May 18, 2026, except for the initial Segment Term for Contracts with applications signed before May 18, 2026.
5 Available only upon purchase of the Contract and after the sixth Contract Year, subject to any other applicable restrictions on availability.
6Available for new Segment Terms beginning on or after May 18, 2026, subject to any other applicable restrictions on availability.

Each Index-Linked Segment Option’s limit on Index losses for a single Segment Term is guaranteed not to change, either during a Segment Term or for future Segment Terms. However, we reserve the right to add and remove Segment Options as available investment options. As such, the limits on Index loss offered under the Contract may change from one Segment Term to the next. We will always offer an Index-Linked Segment Option with a 10% Buffer Rate.
We guarantee that the following Segment Option will be available (subject to our right of Index substitution) for the life of the Contract: Point-to-Point, S&P 500 Price Return Index, Participation Rate and Cap Rate, 1-year Segment Term, 10% Buffer. This means that there will always be an Index-Linked Segment Option that limits Index losses for a single Segment Term to a maximum of 90% (although your cumulative losses over multiple Segment Terms could be greater). We do not guarantee the availability of any other Segment Option.
As of May 18, 2026, we are no longer offering Floor Segment Options for new Segment Terms. We reserve the right to offer Floor Segment Options in the future. If we offer Floor Segment Options in the future, we do not guarantee that any such Segment Option will always be available, and we do not guarantee a minimum Floor Rate for any Floor Segment Option that we may offer in the future.
If we exercise our right to remove one or more Segment Options, and you do not wish to invest in any of the Segment Options that are made available for investment (which may be limited to the sole Index-Linked Segment Option that we guarantee to make available), your only option would be to take a full withdrawal or fully annuitize your Contract, which may cause you to incur Surrender Charges, a negative Bond Adjustment, a negative Equity Adjustment, taxes and tax penalties.
If we offer a new Index-Linked Segment Option with Cap and Participation Rate in the future, the guaranteed minimum Cap Rate will be at least 0.50% and the guaranteed minimum Participation Rate will be at least 5.00%. We reserve the right to offer Index-Linked Segment Options with different types of limits on Index gains.
Fixed Segment Option
The following is the Fixed Segment Option currently available under the Contract. We may change the features of the Fixed Segment Option listed below, offer new Fixed Segment Options and terminate existing Fixed Segment Options. We will provide you with written notice before doing so.

Classification: Internal Use

Note: If amounts are withdrawn or otherwise Surrendered from the Fixed Segment Option, we may apply a Bond Adjustment. Any such Bond Adjustment will be subject to the Standard Nonforfeiture Law for Individual Deferred Annuities, which means the amount payable on Surrender will never be less than the minimum non-forfeiture amount under state law.
    See 9. FIXED SEGMENT OPTION MECHANICS of the prospectus for a description of the Fixed Segment Option’s features. See 7. FEES, CHARGES AND ADJUSTMENTS of the prospectus for more information about Bond Adjustments.
The availability of Segment Options may vary depending on your financial professional or your financial professional’s firm. See APPENDIX F: FINANCIAL INTERMEDIARY VARIATIONS.

Name	Segment Term	Minimum Guaranteed Interest Rate
Fixed Segment Option[1]	1 Year	0.05%
1    The maximum percentage of your Premium Payment that you can allocate to the Fixed Segment Option for the initial Segment Term is 50%. While the GLWB remains in effect, Transfers to the Fixed Segment Option cannot result in Accumulated Value in the Fixed Segment Option being more than the greater of (a) 50% of total Accumulated Value or (b) the Secure Income Benefit Payment for the current Contract Year.

Classification: Internal Use

APPENDIX B
ADDITIONAL INDEX DISCLOSURES

S&P 500® PRICE RETURN INDEX (SPX)

The S&P 500® PRICE RETURN INDEX ("INDEX") is a product of S&P Dow Jones Indices LLC or its affiliates (“SPDJI”), and has been licensed for use by Principal Life Insurance Company ("Principal Life"). S&P®, S&P 500®, SPX®, SPY®, US 500™, The 500™, iBoxx®, iTraxx® and CDX® are trademarks of S&P Global, Inc. or its affiliates (“S&P”); Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”); and these trademarks have been licensed for use by SPDJI and sublicensed for certain purposes by Principal Life. It is not possible to invest directly in an index. Principal Life's Product(s) are not sponsored or sold by SPDJI, Dow Jones, S&P, any of their respective affiliates (collectively, “S&P Dow Jones Indices”). S&P Dow Jones Indices do not make any representation or warranty, express or implied, to the owners of the Principal Life's Products or any member of the public regarding the advisability of investing in securities generally or in Principal Life's Products particularly or the ability of the INDEX to track general market performance. Past performance of an index is not an indication or guarantee of future results. S&P Dow Jones Indices’ only relationship to Principal Life with respect to the INDEX is the licensing of the Index and certain trademarks, service marks and/or trade names of S&P Dow Jones Indices and/or its licensors. The INDEX is determined, composed and calculated by S&P Dow Jones Indices without regard to Principal Life or Principal Principal Life's Products. S&P Dow Jones Indices have no obligation to take the needs of Principal Life or the owners of Principal Life's Products into consideration in determining, composing or calculating the INDEX. S&P Dow Jones Indices have no obligation or liability in connection with the administration, marketing or trading of Principal Life's Products. There is no assurance that investment products based on the INDEX will accurately track index performance or provide positive investment returns. S&P Dow Jones Indices LLC is not an investment adviser, commodity trading advisory, commodity pool operator, broker dealer, fiduciary, promoter” (as defined in the Investment Company Act of 1940, as amended), “expert” as enumerated within 15 U.S.C. § 77k(a) or tax advisor. Inclusion of a security, commodity, crypto currency or other asset within an index is not a recommendation by S&P Dow Jones Indices to buy, sell, or hold such security, commodity, crypto currency or other asset, nor is it considered to be investment advice or commodity trading advice. SPDJI provides indices that use environmental, social and/or governance (ESG) indicators (including, without limit, business involvement screens, conformance to voluntary corporate standards, GHG emissions data, and ESG scores) to select, weight and/or exclude constituents. ESG indicators seek to measure a company’s, or an asset’s performance, with respect to E, S and/or G criteria. ESG indicators are derived from publicly reported data, modelled data, or a combination of reported and modelled data. ESG indicators are based on a qualitative assessment due to the absence of well-defined uniform market standards and the use of multiple methodologies to assess ESG factors. No single clear, definitive test or framework (legal, regulatory, or otherwise) exists to determine labels such as, ‘ESG’, ‘sustainable’, ‘good governance’, ‘no adverse environmental, social and/or other impacts’, or other equivalently labelled objectives. Therefore, the exercise of subjective judgment is necessary. Different persons may classify the same investment, products and/or strategy differently regarding the foregoing labels.

NEITHER S&P DOW JONES INDICES NOR THIRD PARTY LICENSOR GUARANTEES THE ADEQUACY, ACCURACY, TIMELINESS AND/OR THE COMPLETENESS OF THE INDEX OR ANY DATA RELATED THERETO OR ANY COMMUNICATION, INCLUDING BUT NOT LIMITED TO, ORAL OR WRITTEN COMMUNICATION (INCLUDING ELECTRONIC COMMUNICATIONS) WITH RESPECT THERETO. S&P DOW JONES INDICES SHALL NOT BE SUBJECT TO ANY DAMAGES OR LIABILITY FOR ANY ERRORS, OMISSIONS, OR DELAYS THEREIN. S&P DOW JONES INDICES AND PRINCIPAL LIFE MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES, OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE OR AS TO RESULTS TO BE

Classification: Internal Use

OBTAINED BY PRINCIPAL LIFE , OWNERS OF PRINCIPAL LIFE'S PRODUCTS, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE INDEX OR WITH RESPECT TO ANY DATA RELATED THERETO. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT WHATSOEVER SHALL S&P DOW JONES INDICES BE LIABLE FOR ANY INDIRECT, SPECIAL, INCIDENTAL, PUNITIVE, OR CONSEQUENTIAL DAMAGES INCLUDING BUT NOT LIMITED TO, LOSS OF PROFITS, TRADING LOSSES, LOST TIME OR GOODWILL, EVEN IF THEY HAVE BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES, WHETHER IN CONTRACT, TORT, STRICT LIABILITY, OR OTHERWISE. S&P DOW JONES INDICES HAS NOT REVIEWED, PREPARED AND/OR CERTIFIED ANY PORTION OF, NOR DOES S&P DOW JONES INDICES HAVE ANY CONTROL OVER, THE LICENSEE PRODUCT REGISTRATION STATEMENT, PROSPECTUS OR OTHER OFFERING MATERIALS. THERE ARE NO THIRD-PARTY BENEFICIARIES OF ANY AGREEMENTS OR ARRANGEMENTS BETWEEN S&P DOW JONES INDICES AND PRINCIPAL LIFE, OTHER THAN THE LICENSORS OF S&P DOW JONES INDICES.

RUSSELL 2000® PRICE RETURN INDEX (RTY)
Principal® Strategic Outcomes has been developed solely by Principal Life Insurance Company.
Principal® Strategic Outcomes is not in any way connected to or sponsored, endorsed, sold, or promoted by the London Stock Exchange Group plc and its group undertakings (collectively, the “LSE Group”). FTSE Russell is a trading name of certain of the LSE Group companies.
All rights in the Russell 2000® (the “Index”) vest in the relevant LSE Group company which owns the Index. Russell® is a trademark of the relevant LSE Group company and is used by any other LSE Group company under license.
The Index is calculated by or on behalf of Frank Russell Company or its affiliate, agent, or partner.
The LSE Group does not accept any liability whatsoever to any person arising out of (a) the use of reliance on or any error in the Index or (b) investment in or operation of Principal® Strategic Outcomes. The LSE Group makes no claim, prediction, warranty or representation either as to the results to be obtained from the Principal® Strategic Outcomes or the suitability of the Index for the purpose to which it is being put by Principal Life Insurance Company.
NASDAQ 100 PRICE RETURN INDEX®
The Product(s) is not sponsored, endorsed, sold or promoted by Nasdaq, Inc., its licensors or Nasdaq or its licensors affiliates (Nasdaq, its licensors with their affiliates, are referred to as the "Corporations"). The Corporations have not passed on the legality or suitability of, or the accuracy or adequacy of descriptions and disclosures relating to, the Product(s). The Corporations make no representation or warranty, express or implied to the owners of the Product(s) or any member of the public regarding the advisability of investing in securities generally or in the Product(s) particularly, or the ability of the Nasdaq-100 Index® to track general stock market performance. The Corporations' only relationship to Principal Financial Group Inc. ("Principal") is in the licensing of the Nasdaq®, Nasdaq-100 Index®, NDX®, Nasdaq-100® and certain trade names of the Corporations and the use of the Nasdaq-100 Index® which is determined, composed and calculated by Nasdaq without regard to Principal or the Product(s). Nasdaq has no obligation to take the needs of Principal or the owners of the Product(s) into consideration in determining, composing or calculating the Nasdaq-100 Index®. The Corporations are not responsible for and have not participated in the determination of the timing of, prices at, or quantities of the Product(s) to be issued or in the determination or calculation of the equation by which the Product(s) is to be converted into cash. The Corporations have no liability in connection with the administration, marketing or trading of the Product(s). THE CORPORATIONS DO NOT GUARANTEE THE ACCURACY AND/OR UNINTERRUPTED CALCULATION OF THE Nasdaq-100 Index® OR ANY DATA INCLUDED THEREIN. THE CORPORATIONS MAKE NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY PRINCIPAL, OWNERS OF THE PRODUCT(S), OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE Nasdaq-100 Index® OR ANY DATA INCLUDED THEREIN. THE CORPORATIONS MAKE NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIM ALL WARRANTIES OF MERCHANTABILITY OR

Classification: Internal Use

FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE Nasdaq-100 Index® OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL THE CORPORATIONS HAVE ANY LIABILITY FOR ANY LOST PROFITS OR SPECIAL, INCIDENTAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES, EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

SG SMART CLIMATE INDEX
The SG Smart Climate Index is the exclusive property of SG Americas Securities, LLC (together with its affiliates, “SG”). “SG Americas Securities, LLC”, “SGAS”, “Société Générale”, “SG”, “Société Générale Indices”, “SGI”, “SG Smart Climate Index”, and “SG Climate Transition Risk Index” (collectively, the “SG Marks”) are trademarks or service marks of SG or have been licensed for use by SG from Entelligent, Inc. (together with its affiliates, “Entelligent”). SG has licensed use of the SG Marks to Principal Life Insurance Company (“Principal Life”) and sub-licensed the use of certain Entelligent marks (the “Entelligent Marks”) for use in a registered indexed annuity offered by Principal Life (the “Product”). SG is not acting, and has not been authorized to act, as an agent of Principal Life nor has SG in any way sponsored, promoted, solicited, negotiated, endorsed, offered, sold, issued, supported, structured or priced any Product or provided investment advice to Principal Life.
The SG Smart Climate Index has been licensed to Principal Life for the Principal Life’s benefit. SG makes no representation or warranty whatsoever, express or implied, to investors in or owners of the Product (or any person taking exposure to it) or any member of the public in any other circumstances (each a “Contract Owner”): (a) regarding the advisability of investing in securities or other financial or insurance products generally or in the Product particularly; or (b) the suitability or appropriateness of an exposure to the SG Smart Climate Index in seeking to achieve any particular objective. Contract Owners should seek independent financial, tax, accounting, insurance, legal, and other professional advice prior to making any investment in the Product or any other product linked to the SG Smart Climate Index. SG is not responsible for and does not have any obligation or liability in connection with the design, issuance, administration, actions of Principal Life, marketing, trading or performance of the Product. SG has not prepared any part of this prospectus and no statements made herein (including, without limitation, any disclosures relating to the SG Smart Climate Index) can be attributed to SG. Publication of the SG Smart Climate Index and the constituents thereof do not constitute an investment recommendation or advice in respect of the SG Smart Climate Index or any constituent thereof by SG and no person should rely upon it as such. SG does not act as an investment adviser or investment manager in respect of the SG Smart Climate Index or the Product and does not accept any fiduciary or other duties in relation to the SG Smart Climate Index, Principal Life, the Product or any Contract Owner.
The SG Smart Climate Index has been designed and is maintained and sponsored by SG without regard to Principal Life, the Product or any Contract Owner. The ability of Principal Life to make use of the SG Smart Climate Index may be terminated on short notice and it is the responsibility of Principal Life to provide for the consequences of that in the design of the Product. SG shall have no obligation to, and will not, take the needs of Principal Life or any Contract Owner into consideration in sponsoring, maintaining, determining, composing or calculating the SG Smart Climate Index or in any decision to cease doing so.

Classification: Internal Use

SG makes no representation or warranty whatsoever, whether express or implied, and hereby expressly disclaims all warranties (including, without limitation, those of merchantability or fitness for a particular purpose or use), with respect to the SG Smart Climate Index or any data included therein or relating thereto, and in particular disclaims any guarantee or warranty either as to the quality, accuracy, timeliness and/or completeness of the SG Smart Climate Index or any data included therein, the results obtained from the use of the SG Smart Climate Index and/or the calculation or composition of the SG Smart Climate Index, or calculations made with respect to the Product at any particular time on any particular date or otherwise. SG shall not be liable (whether in negligence or otherwise) to any person for any error or omission in the SG Smart Climate Index or in the calculation of the SG Smart Climate Index, and SG is under no obligation to advise any person of any error therein, or for any interruption in the calculation of the SG Smart Climate Index. SG shall not have any liability to any party for any act or failure to act in connection with the determination, adjustment or maintenance of the SG Smart Climate Index. Without limiting the foregoing, in no event shall SG have any liability for any direct damages, lost profits or any special, incidental, punitive, indirect or consequential damages, even if notified of the possibility of such damages.
SG may enter into derivative transactions or issue financial instruments linked to the SG Smart Climate Index and may independently issue or sponsor other indices or products that are similar to and may compete with the SG Smart Climate Index and the Product. SG may also transact in assets referenced in the SG Smart Climate Index (or in financial instruments such as derivatives that reference those assets). The roles of the different teams involved within SG in the design, maintenance or replication of the SG Smart Climate Index have been strictly defined. Where SG holds a product having the SG Smart Climate Index as its underlying and other positions exposing it to the SG Smart Climate Index for its own account, the replication of the SG Smart Climate Index is made in the same manner by a single team within SG, be it for the purpose of hedging the product held by external investors and consumers or for the purpose of the positions held by SG acting for its own account. SG may take positions in the market of the financial instruments or of other assets involved in the composition of the SG Smart Climate Index, including as liquidity provider. It is possible that these activities could have an effect (positive or negative) on the value of the SG Smart Climate Index and the Product.
No actual investment which allowed tracking of the performance of the SG Smart Climate Index was possible before September 7, 2022. Any hypothetical “back-tested” information provided is illustrative only and derived from proprietary models designed with the benefit of hindsight based on certain data (which may or may not correspond with the data that someone else would use to back-test the SG Smart Climate Index) and assumptions and estimates (not all of which may be specified herein and which are subject to change without notice). The results obtained from different models, assumptions, estimates and/or data may be materially different from the results presented by SG and such hypothetical “back-tested” information should not be considered indicative of the actual results that might be obtained from an investment or participation in a financial instrument or transaction referencing the SG Smart Climate Index. SG expressly disclaims any responsibility for (i) the accuracy or completeness of the models, assumptions, estimates and data used in deriving the hypothetical “back-tested” information, (ii) any errors or omissions in computing or disseminating the hypothetical “back-tested” information, and (iii) any uses to which the hypothetical “back-tested” information may be put by any recipient of such information. Any back-tested information provided herein is intended for use only by professional financial advisers and institutional investors within the meaning of FINRA Rule 2210.
SG is under no obligation to continue compiling, calculating, maintaining or sponsoring the SG Smart Climate Index and may delegate or transfer to a third party some or all of its functions in relation to the SG Smart Climate Index. SG has contracted with S&P Opco, LLC (a subsidiary of S&P Dow Jones Indices LLC) (“S&P”) to maintain and calculate the SG Smart Climate Index. The SG Smart Climate Index is not sponsored, promoted, sold, or supported in any other manner by S&P, nor does S&P offer any express or implicit guarantee or assurance either with regard to the results of using the SG Smart Climate Index and/or trademarks of the SG Smart Climate Index or the levels of the SG Smart Climate Index at any time or in any other respect.

Classification: Internal Use

The Product is not sponsored, endorsed, sold or promoted by Entelligent. Entelligent has not passed on the legality or suitability of, or the accuracy or adequacy of descriptions and disclosures relating to the Product. Entelligent makes no representation or warranty, express or implied to the owners of the Product or any member of the public regarding the advisability of investing in securities generally or in the Product particularly, or the ability of the Licensed Intellectual Property to produce or to be used to produce a profit or otherwise constitute a separate investment program. Entelligent’s only relationship to the Product is in providing information to SG, which has created and is charged with calculating the SG Smart Climate Index. Entelligent is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of the Product to be issued or in the determination or calculation of the equation by which the Product are to be converted into cash. Entelligent has no liability in connection with the administration, marketing or trading of the Product.
ENTELLIGENT DOES NOT GUARANTEE THE ACCURACY AND/OR UNINTERRUPTED CALCULATION OF ANY INDEX OR INDEXES. ENTELLIGENT MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY ANY PERSON OR ENTITY FROM THE USE OF AN INDEX. ENTELLIGENT MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE INDEX CREATED BY SG. WITHOUT LIMITING THE FOREGOING, IN NO EVENT SHALL ENTELLIGENT HAVE ANY LIABILITY FOR ANY LOST PROFITS OR SPECIAL, INCIDENTAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES, EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.
EACH INVESTOR IN OR PURCHASER OF A PRODUCT ACKNOWLEDGES THAT: (I) THE LICENSED INTELLECTUAL PROPERTY MAY INCLUDE CERTAIN INFORMATION TAKEN FROM STOCK EXCHANGES AND OTHER SOURCES FROM AROUND THE WORLD; (II) ENTELLIGENT DOES NOT GUARANTEE THE SEQUENCE, ACCURACY, COMPLETENESS OR TIMELINESS OF THE LICENSED INTELLECTUAL PROPERTY; (III) THE PROVISION OF CERTAIN PARTS OF THE LICENSED INTELLECTUAL PROPERTY MAY BE SUBJECT TO THE TERMS AND CONDITIONS OF OTHER AGREEMENTS TO WHICH ENTELLIGENT IS A PARTY; (IV)    NONE OF THE INFORMATION CONTAINED IN, NOR THE RESULTS THEREFROM, THE LICENSED INTELLECTUAL PROPERTY CONSTITUTES A SOLICITATION, OFFER, OPINION, OR RECOMMENDATION BY ENTELLIGENT TO BUY OR SELL ANY SECURITY, OR TO PROVIDE LEGAL, TAX, ACCOUNTING, OR INVESTMENT ADVICE OR SERVICES REGARDING THE PROFITABILITY OR SUITABILITY OF ANY SECURITY OR INVESTMENT; AND (V)    NONE OF THE INFORMATION CONTAINED IN, NOR THE RESULTS THEREFROM, THE LICENSED INTELLECTUAL PROPERTY IS INTENDED FOR USE BY, OR DISTRIBUTION TO, ANY PERSON OR ENTITY IN ANY JURISDICTION OR COUNTRY WHERE SUCH USE OR DISTRIBUTION WOULD BE CONTRARY TO LAW OR REGULATION. ACCORDINGLY, ANYTHING TO THE CONTRARY HEREIN SET FORTH NOTWITHSTANDING, ENTELLIGENT, ITS AFFILIATES, SUPPLIERS, AGENTS, DIRECTORS, OFFICERS, EMPLOYEES, REPRESENTATIVES, SUCCESSORS, AND ASSIGNS SHALL NOT, DIRECTLY OR INDIRECTLY, BE LIABLE, IN ANY WAY, TO YOU OR ANY OTHER PERSON FOR ANY: (A) INACCURACIES OR ERRORS IN OR OMISSIONS FROM THE LICENSED INTELLECTUAL PROPERTY INCLUDING, BUT NOT LIMITED TO, QUOTES AND FINANCIAL DATA; (B) DELAYS, ERRORS, OR INTERRUPTIONS IN THE TRANSMISSION OR DELIVERY OF THE LICENSED INTELLECTUAL PROPERTY; OR (C) LOSS OR DAMAGE ARISING THEREFROM OR OCCASIONED THEREBY, OR BY ANY REASON OF NONPERFORMANCE.
Each of the above paragraphs is severable. If the contents of any such paragraph is held to be or becomes invalid or unenforceable in any respect in any jurisdiction, it shall have no effect in that respect, but without prejudice to the remainder of this notice.
Additional Information Regarding the SG Smart Climate Index Provided by the Company

Classification: Internal Use

Underlying SGI Index
The Index is composed of a single underlying index, the SG Climate Transition Risk Index (Bloomberg Ticker: SGIXCTR) (the “Underlying SGI Index”). The Underlying SGI Index is a weighted index comprised of 150 to 250 stocks selected from the S&P 500 Index. The Underlying SGI Index is a “gross total return” index, meaning that its return reflects the total return on an investment in the component stocks (including reinvestment of all dividends, interest, and other income), less the fixed replication costs described under “Performance Drags” below.
Stocks are selected and weighted for the Underlying SGI Index using the following three-step process:
•    Step One — ESG Exclusion Filters: Starting with all the companies included in the S&P 500 Index, proprietary filters are applied to exclude companies that fail to pass certain ESG criteria. Based on these filters, the following companies may be excluded from the Underlying SGI Index:
•    Companies involved in major controversies (i.e., operations incidents, employee incidents, governance incidents) that have an impact on the environment and society, and associated business risks;
•    Companies involved in a range of products, services, or business activities that are generally viewed as being controversial (e.g., weapons, tobacco, alcohol, gambling, thermal coal, fossil fuel, genetically modified organisms); and
•    Companies breaching any U.N. Global Compact Principles, which set forth principles related to human rights, labor, environment, and anti-corruption.
•    Companies involved in a major controversy or controversial business activity may not always be excluded. The ESG exclusion filters take into account the degree of involvement. For example, oil companies with substantive investments in a clean energy future may not be excluded. However, companies involved in certain business activities beyond specific thresholds (e.g., 0% of revenues from sale of assault weapons, 5% revenues from extraction of thermal coal, 10% of revenues from sale of tobacco products), and any company in breach of a U.N Global Compact Principle, will be excluded.
•    Step Two — Climate Risk Scoring: Each company remaining after step one is assigned a climate risk score. Climate risk scores are calculated using proprietary models that predict company profitability and share price performance under different climate scenarios in the future. Within each Global Industry Sector Classification, the companies are ranked by their respective climate risk scores, with the best scoring companies on the top and the worst scoring companies on the bottom. Companies ranked in the top half for each Global Industry Sector Classification are selected for inclusion in the Underlying SGI Index.
•    Step Three — Weighting: Component stocks of companies with better climate risk scores receive higher weightings than those of companies with worse climate risk scores, subject to minimum and maximum weighting restrictions designed to limit sector bias and provide diversification.
The Underlying SGI Index is reconstituted using the three-step process described above on a quarterly basis. The selection and weighting of stocks for the Underlying SGI Index is fully systematic and rules- based.
Performance Drags
The performance of the Index reflects certain deductions, all of which serve to reduce Index Levels:
1.    The Index’s return reflects a negative performance adjustment equal to 1.50%, as an annualized percentage of Index Value, in the form of a “synthetic dividend.” It is applied daily and is intended to replicate the impact that an annual dividend of 1.50% would have on the Index Level. This “synthetic

Classification: Internal Use

dividend” is not a dividend paid by the underlying component stocks and is not an amount payable to you. It only serves to reduce the performance of the Index.
2.    Assumed fixed replication costs are deducted from the performance of the Underlying SGI Index. These costs equal 0.50%, as an annualized percentage of the index level, and are deducted on a daily basis. These assumed costs are intended to represent the costs that would be incurred in connection with replicating the performance of the Underlying SGI Index.
3.    The performance of the Index reflects the return on an investment in the underlying component stocks through the use of borrowed funds. The assumed costs of borrowing are deducted from the Index Level. The assumed costs of borrowing are deducted on a daily basis and equal the current U.S. Federal Funds Rate as reported on Bloomberg. The U.S. Federal Funds Rate is the rate of interest that banks charge each other for short-term loans. As of December 31, 2024, the U.S. Federal Funds Rate was 4.33%. The U.S. Federal Funds Rate will fluctuate over time and may be higher or lower in the future.
License
Use of the Index in connection with annuity contracts has been licensed to Principal. The licensing agreement has an initial term ending on or about May 16, 2033, and thereafter automatically renews annually unless terminated by either party.
New Index
This Index and the Underlying SGI Index have limited performance histories, dating back to September 7, 2022 and April 2, 2022, respectively. There is less publicly available information about the Index and the Underlying SGI Index compared to more established market indexes. Inquiries regarding the Index or the Underlying SGI Index should be directed to our Administrative Office or your financial intermediary.

S&P MIDCAP 400® PRICE RETURN INDEX

The S&P 400® PRICE RETURN INDEX ("INDEX") is a product of S&P Dow Jones Indices LLC or its affiliates (“SPDJI”), and has been licensed for use by Principal Life Insurance Company ("Principal Life"). S&P®, S&P 500®, S&P 400®, SPX®, SPY®, US 500™, The 500™, iBoxx®, iTraxx® and CDX® are trademarks of S&P Global, Inc. or its affiliates (“S&P”); Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”); and these trademarks have been licensed for use by SPDJI and sublicensed for certain purposes by Principal Life. It is not possible to invest directly in an index. Principal Life's Product(s) are not sponsored or sold by SPDJI, Dow Jones, S&P, any of their respective affiliates (collectively, “S&P Dow Jones Indices”). S&P Dow Jones Indices do not make any representation or warranty, express or implied, to the owners of the Principal Life's Products or any member of the public regarding the advisability of investing in securities generally or in Principal Life's Products particularly or the ability of the INDEX to track general market performance. Past performance of an index is not an indication or guarantee of future results. S&P Dow Jones Indices’ only relationship to Principal Life with respect to the INDEX is the licensing of the Index and certain trademarks, service marks and/or trade names of S&P Dow Jones Indices and/or its licensors. The INDEX is determined, composed and calculated by S&P Dow Jones Indices without regard to Principal Life or Principal Principal Life's Products. S&P Dow Jones Indices have no obligation to take the needs of Principal Life or the owners of Principal Life's Products into consideration in determining, composing or calculating the INDEX. S&P Dow Jones Indices have no obligation or liability in connection with the administration, marketing or trading of Principal Life's Products. There is no assurance that investment products based on the INDEX will accurately track index performance or provide positive investment returns. S&P Dow Jones Indices LLC is not an investment adviser, commodity trading advisory, commodity pool operator, broker dealer, fiduciary, promoter” (as defined in the Investment Company Act of 1940, as amended), “expert” as enumerated within 15 U.S.C. § 77k(a) or tax advisor. Inclusion of a security, commodity, crypto currency or other asset within an index is not a recommendation by S&P Dow Jones Indices to buy, sell, or hold such security, commodity, crypto currency or other asset, nor is it considered to be investment advice or commodity trading advice. SPDJI

Classification: Internal Use

provides indices that use environmental, social and/or governance (ESG) indicators (including, without limit, business involvement screens, conformance to voluntary corporate standards, GHG emissions data, and ESG scores) to select, weight and/or exclude constituents. ESG indicators seek to measure a company’s, or an asset’s performance, with respect to E, S and/or G criteria. ESG indicators are derived from publicly reported data, modelled data, or a combination of reported and modelled data. ESG indicators are based on a qualitative assessment due to the absence of well-defined uniform market standards and the use of multiple methodologies to assess ESG factors. No single clear, definitive test or framework (legal, regulatory, or otherwise) exists to determine labels such as, ‘ESG’, ‘sustainable’, ‘good governance’, ‘no adverse environmental, social and/or other impacts’, or other equivalently labelled objectives. Therefore, the exercise of subjective judgment is necessary. Different persons may classify the same investment, products and/or strategy differently regarding the foregoing labels.

NEITHER S&P DOW JONES INDICES NOR THIRD PARTY LICENSOR GUARANTEES THE ADEQUACY, ACCURACY, TIMELINESS AND/OR THE COMPLETENESS OF THE INDEX OR ANY DATA RELATED THERETO OR ANY COMMUNICATION, INCLUDING BUT NOT LIMITED TO, ORAL OR WRITTEN COMMUNICATION (INCLUDING ELECTRONIC COMMUNICATIONS) WITH RESPECT THERETO. S&P DOW JONES INDICES SHALL NOT BE SUBJECT TO ANY DAMAGES OR LIABILITY FOR ANY ERRORS, OMISSIONS, OR DELAYS THEREIN. S&P DOW JONES INDICES AND PRINCIPAL LIFE MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES, OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE OR AS TO RESULTS TO BE OBTAINED BY PRINCIPAL LIFE , OWNERS OF PRINCIPAL LIFE'S PRODUCTS, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE INDEX OR WITH RESPECT TO ANY DATA RELATED THERETO. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT WHATSOEVER SHALL S&P DOW JONES INDICES BE LIABLE FOR ANY INDIRECT, SPECIAL, INCIDENTAL, PUNITIVE, OR CONSEQUENTIAL DAMAGES INCLUDING BUT NOT LIMITED TO, LOSS OF PROFITS, TRADING LOSSES, LOST TIME OR GOODWILL, EVEN IF THEY HAVE BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES, WHETHER IN CONTRACT, TORT, STRICT LIABILITY, OR OTHERWISE. S&P DOW JONES INDICES HAS NOT REVIEWED, PREPARED AND/OR CERTIFIED ANY PORTION OF, NOR DOES S&P DOW JONES INDICES HAVE ANY CONTROL OVER, THE LICENSEE PRODUCT REGISTRATION STATEMENT, PROSPECTUS OR OTHER OFFERING MATERIALS. THERE ARE NO THIRD-PARTY BENEFICIARIES OF ANY AGREEMENTS OR ARRANGEMENTS BETWEEN S&P DOW JONES INDICES AND PRINCIPAL LIFE, OTHER THAN THE LICENSORS OF S&P DOW JONES INDICES.

Classification: Internal Use

APPENDIX C

STATE VARIATIONS
Depending on your state, investment options or benefits described in this prospectus may very or may not be available, or may be available on different terms. The table below describes state variations to the Contract offering as of the date of this prospectus.

State	Benefit	Variation
Arizona	Free Look	For a non-replacement, if the Owner is age 65 or older at the date of application, the right to cancel period is 30 days.

California	Free Look	For a non-replacement, if the Owner is age 60 or older at the date of application, the right to cancel period is 30 days.
If the Owner is age 60 or older at the date of application, the refunded amount will be the greater of the Accumulated Value plus Fees and Charges or the Premium Payment, whichever is higher.

Connecticut	Free Look	For a replacement of an existing contract, your right to cancel period is 15 days.

District of Columbia	Free Look	For a replacement of an existing contract, your right to cancel period is 15 days.

Delaware	Free Look	For a replacement of an existing contract, your right to cancel period is 20 days.

Florida	Free Look	Your right to cancel period is 21 days.

Georgia	Free Look	For a replacement of an existing contract, your right to cancel period is 15 days.
	Index Linked Segment Options	The S&P® 400 Index is not available. The 100% Buffer options are not available.

Idaho	Free Look	Your right to cancel period is 20 days.
	Surrender	Surrender payments will be delayed no longer than six months from the date we receive your notice.

Classification: Internal Use

Illinois	Free Look	For a replacement of an existing contract, your right to cancel period is 20 days.

Indiana	Free Look	For a replacement of an existing contract, your right to cancel period is 20 days.
	Index Linked Segment Options	The S&P® 400 Index is not available. The 100% Buffer options are not available.

Kansas	Free Look	For a replacement of an existing contract, your right to cancel period is 20 days.

Kentucky	Free Look	For a non-replacement, your right to cancel period is 20 days.

Maryland	Index Linked Segment Options	The S&P® 400 Index is not available. The 100% Buffer options are not available.

Massachusetts	Free Look	Your right to cancel period is 20 days.

Michigan	Free Look	For a replacement of an existing contract, your right to cancel period is 15 days.

Minnesota	Free Look
Notice of cancellation and return of the contract are effective on the date received by us or our agent.
Will refund Premium Payment or Accumulated Value within 10 days of receiving cancellation notice.

	Index Linked Segment Options	The S&P® 400 Index is not available. The 100% Buffer options are not available.
	Death Benefit	We will pay death benefit within two months.

Montana	Index Linked Segment Options	The S&P 400 Index is not available. The 100% Buffer options are not available.

New Jersey	Index Linked Segment Options	Index Linked Segment Options linked to the SG Smart Climate Index are not available.
The S&P® 400 Index is not available. The 100% Buffer options are not available.

North Dakota	Free Look	Your right to cancel period is 20 days.

Oklahoma	Free Look	For a replacement of an existing contract, your right to cancel period is 20 days.

Classification: Internal Use

Pennsylvania	Free Look	For a replacement of an existing contract that was not issued to you by Principal Life Insurance Company, your right to cancel period is 20 days
For a replacement of an existing contract that was issued to you by Principal Life Insurance Company, your right to cancel period is 45 days.

Rhode Island	Free Look	For a non-replacement, your right to cancel period is 20 days.

Tennessee	Free Look	For a replacement of an existing contract, your right to cancel period is 20 days.

Texas	Free Look	For a non-replacement, your right to cancel period is 20 days.
Separate Account
The description of the Separate Account is modified for contracts issued in Texas. The Separate Account is a segregated account, established by Principal, in which we hold reserves for the Index-Linked Segment Option under the contract. The portion of the assets of the Separate Account equal to the reserves and other liabilities arising out of any other business we may conduct.

Vermont	Index Linked Segment Options	The S&P® 400 Index is not available. The 100% Buffer options are not available.

Virginia	Free Look	For a replacement of an existing contract, your right to cancel period is 15 days.
	Index Linked Segment Options	The S&P® 400 Index is not available. The 100% Buffer options are not available.

Washington	Free Look	For a replacement of an existing contract, your right to cancel period is 20 days. An additional 10% penalty shall be added to any refund due which is not paid within 30 days of return of the policy.

Classification: Internal Use

APPENDIX D
SECURE INCOME PROTECTOR (GLWB) EXAMPLES
Examples 1−7 (without Excess Withdrawals) assume the following:
•    The owner is age 60 and the owner’s spouse is age 58 on the Contract Date.
•    The Premium Payment = $100,000
•    The Initial Secure Income Benefit Base = $100,000
•    The owner invests into a 6-year Segment Option
•    Level Income Option is elected
•    Single Life Initial Secure Income Percentage = 4.00%
•    Single Life Secure Income Deferral Credit = 0.15%
•    Joint Life Initial Secure Income Percentage = 3.50%
•    Joint Life Secure Income Deferral Credit = 0.10%
Example 1 — Single Life Level Income Option
In Contract Year one, the owner elects to begin taking Secure Income Withdrawals. On the first Contract Anniversary:
•    The Benefit Base is $100,000
•    The Secure Income Benefit Payment is 4.00% x $100,000 = $4,000
Example 2 — Single Life Level Income Option
In Contract Year one and two, the owner defers taking any Secure Income Withdrawals. In Contract Year 3, the owner elects to begin taking Secure Income Withdrawals. On the third Contract Anniversary:
•    The Benefit Base is $100,000
•    The Secure Income Percentage is 4.00%+2x 0.15% = 4.30%
•    The Secure Income Benefit Payment is 4.30% x $100,000 = $4,300
Example 3 — Single Life Level Income Option
The Accumulated Value (Segment Interim Value) increases during the first Segment Anniversary. On the first Segment Anniversary:
•    The Crediting Base is $100,000
•    The Accumulated Value (Segment Interim Value) is $110,000
•    The Step-Up Base is $100,000
•    The Benefit Base is $100,000. There is no Step-Up since Step-Up Base is not greater than Benefit Base.
•    The Secure Income Percentage is 4.00%+1x 0.15% = 4.15%
•    The Secure Income Benefit Payment is 4.15% x $100,000 = $4,150
Example 4 — Joint Life Level Income Option
In Contract Year one, the owner elects to begin taking Secure Income Withdrawals. On the first Contract Anniversary:
•    The Benefit Base is $100,000

Classification: Internal Use

•    The Secure Income Benefit Payment is 3.50% x $100,000 = $3,500
Example 5 — Joint Life Level Income Option
In Contract Year one and two, the owner defers taking any Secure Income Withdrawals. In Contract Year 3, the owner elects to begin taking Secure Income Benefit Payments. On the third Contract Anniversary:
•    The Benefit Base is $100,000
•    The Secure Income Percentage is 3.50%+2x 0.10% = 3.70%
•    The Secure Income Benefit Payment is 3.70% x $100,000 = $3,700
Example 6 — Single Life Level Income Option
The Owner defers taking any Secure Income Withdrawals through the first six years of the contract. At the end of the 6-year Segment Term, the Crediting Base increases to $110,000 due to positive Segment Credit. On the sixth Segment Anniversary:
•    The Crediting Base is $110,000
•    The Step-Up Base is $110,000
•    The Benefit Base is $110,000
•    The Secure Income Percentage is 4.00% + 0.15%*6= 4.90%
•    The Secure Income Benefit Payment is 4.90% x $110,000 = $5,390
Example 7 — Joint Life Level Income Option
The Owner defers to take any Secure Income Withdrawals in Contract Year one and two. During Contract Year two, the Owner’s spouse dies. The income option is changed to Single Life Level Income Option due to the spouse’s death prior to any withdrawals being taken. On the second contract anniversary:
•    The Benefit Base is $100,000
•    The Secure Income Percentage is 4.00%+2x 0.15% = 4.30%
•    The Secure Income Benefit Payment is 4.30% x $100,000 = $4,300
Example 8−9 (without Excess Withdrawals) assumes the following:
•    The Owner is age 60 on date the Contract Date.
•    The Premium Payment = $100,000
•    The initial Secure Income Benefit Base = $100,000
•    The Owner invests into a 1-year Segment Option
•    Tiered Income Option is elected
•    Single Life Initial Secure Income Percentage when Accumulate Value is greater than $0 = 5.00%
•    Single Life Initial Secure Income Percentage when Accumulated Value is reduced to $0 = 3.00%
•    Single Life Secure Income Deferral Credit when Accumulated Value is greater than $0 = 0.20%
•    Single Life Secure Income Deferral Credit when Accumulated Value is reduced to $0 = 0.10%
Example 8 — Single Life Tiered Income Option
In Contract Year one, the owner elects to begin taking Secure Income Withdrawals. On the first Contract Anniversary:
•    The Benefit Base is $100,000

Classification: Internal Use

•    The Secure Income Benefit Payment is 5.00% x $100,000 = $5,000
In Contract Year ten, the Accumulated Value is reduced to $0 by a Secure Income Withdrawal. The Owner will receive the following for the rest of their life:
•    The Secure Income Benefit Payment is 3.00% x $100,000 = $3,000
Example 9 — Single Life Tiered Income Option
In Contract Year one and two, the owner defers taking any Secure Income Withdrawals. In Contract Year 3, the owner elects to begin taking Secure Income Withdrawals. On the third Contract Anniversary:
•    The Benefit Base is $100,000
•    The Secure Income Percentage is 5.00%+2x 0.20% = 5.40%
•    The Secure Income Benefit Payment is 5.40% x $100,000 = $5,400
In Contract Year ten, the Accumulated Value is reduced to $0 by a Secure Income Withdrawal. The Owner will receive the following for the rest of their life:
•    The Secure Income Percentage is 3.00%+2x 0.10% = 3.20%
•    The Secure Income Benefit Payment is 3.20% x $100,000 = $3,200
Example 10 (without Excess Withdrawals) assumes the following:
•    The owner is age 60 on rider effective date.
•    The contract is active for the entirety of each quarter
•    The Premium Payment = $100,000
•    The Initial Secure Income Benefit Base = $100,000
•    The owner invests into a 6-year Segment Option
•    Level Income Option is elected
•    Single Life Initial Secure Income Percentage = 4.00%
•    Single Life Secure Income Deferral Credit = 0.15%
•    GLWB Fee is 2.00% annually
•    There is no other activity in the quarter
Example 10 — GLWB Fee
Assuming the Accumulated Value (Segment Interim Value) before the GLWB Fee is deducted is $100,000 on the last day of the first quarter:
•    The Rider Charge is 2.00%/4x $100,000 = $500
•    The Accumulated Value (Segment Interim Value) is $100,000 – $500 = $99,500
•    The Crediting Base is $100,000 – $500 = $99,500
•    The Benefit Base is $100,000
Assuming the Accumulated Value (Segment Interim Value) before the GLWB Fee is deducted is $105,000 on the last day of the second quarter:
•    The Rider Charge is 2.00%/4x $100,000 = $500
•    The Accumulated Value (Segment Interim Value) is $105,000 – $500 = $104,500
•    The adjusted Rider Charge is $500 * $99,500 / $105,000 = $473.81

Classification: Internal Use

•    The Crediting Base is $99,500 – $473.81 = $99,026.19
•    The Benefit Base is $100,000
Assuming the Accumulated Value (Segment Interim Value) before the GLWB Fee is deducted is $95,000 on the last day of the third quarter:
•    The Rider Charge is 2.00%/4x $100,000 = $500
•    The Accumulated Value (Segment Interim Value) is $95,000 – $500 = $94,500
•    The adjusted Rider Charge is $500 * $99,026.19 / $95,000 = $521.19
•    The Crediting Base is $99,026.19 – $521.19 = $98,505.00
•    The Benefit Base is $100,000
Example 11 (with Excess Withdrawals) assumes the following:
•    The Owner is age 60 on the Contract Date.
•    The Premium Payment = $100,000
•    The initial Secure Income Benefit Base = $100,000
•    The Owner invests into a 6-year Segment Option
•    Level Income Option is elected
•    Single Life Initial Secure Income Percentage = 4.00%
•    Single Life Secure Income Deferral Credit = 0.00% (there is no deferral credit in this example because the Owner, as assumed below, takes the first withdrawal before the first Contract Anniversary)
•    Secure Income Percentage = 4.00% (i.e., Single Life Initial Secure Income Percentage (4.00%) + Single Life Secure Income Deferral Credit (0.00%).
•    Secure Income Benefit Payment = $4,000 (i.e., initial Secure Income Benefit Base ($100,000) x Secure Income Percentage (4.00%))
•    The Owner takes a withdrawal of $8,000 in Contract Year one
•    The excess amount over the Secure Income Benefit Payment is $4,000 (the withdrawal amount of $8,000 minus the Secure Income Withdrawal amount of $4,000 results in the remaining $4,000 of withdrawal being treated as an Excess Withdrawal)
Example 11 — Excess Withdrawal
Assume the Accumulated Value (Segment Interim Value) prior to the withdrawal is $90,000. Because of the Excess Withdrawal, the Secure Income Benefit Base will be reduced.
•    The Crediting Base prior to any withdrawals is $100,000
•    The Accumulated Value after the Secure Income Withdrawal but prior to the Excess Withdrawal is $90,000 – $4,000 = $86,000
•    The Excess Withdrawal reduces the Secure Income Benefit Base by the greater of the unadjusted excess amount (1) and the adjusted excess amount (2) as demonstrated below:
1)    The unadjusted excess amount is the withdrawal amount ($8,000) minus the Secure Income Benefit Payment ($4,000), which equals $4,000
2)    The adjusted excess amount is the proportion of the unadjusted excess amount ($4,000) to the Accumulated Value after the Secure Income Withdrawal ($86,000) multiplied by the Secure Income

Classification: Internal Use

Benefit Base prior to the Excess Withdrawal ($100,000), which is ($4,000 / $86,000) * $100,000 = $4,651.16
•    The Secure Income Benefit Base is reduced by the greater of the unadjusted excess amount ($4,000) and the adjusted excess amount ($4,651.16). In this scenario, $100,000 – max($4,000, $4,651.16) = $95,348.84
•    The amount the Crediting Base is reduced by is $8,000 * $100,000 / $90,000 = $8,888.89
•    The Crediting Base after the withdrawal is $100,000 – $8,888.89 = $91,111.11
•    The Accumulated Value after the excess amount is $90,000 – $8,000 = $82,000

Classification: Internal Use

APPENDIX E
HISTORICAL SECURE INCOME PERCENTAGES

Level Income Percentages 1/1/2025-6/30/2025
	Single	Joint	Deferral Rates
Age
45	4.00%	3.50%	0.25%
46	4.10%	3.60%	0.25%
47	4.20%	3.70%	0.25%
48	4.30%	3.80%	0.25%
49	4.40%	3.90%	0.25%
50	4.50%	4.00%	0.25%
51	4.60%	4.10%	0.25%
52	4.70%	4.20%	0.25%
53	4.80%	4.30%	0.25%
54	4.90%	4.40%	0.25%
55	5.00%	4.50%	0.30%
56	5.10%	4.60%	0.30%
57	5.20%	4.70%	0.30%
58	5.30%	4.80%	0.30%
59	5.40%	4.90%	0.30%
60	5.50%	5.00%	0.30%
61	5.60%	5.10%	0.30%
62	5.70%	5.20%	0.30%
63	5.80%	5.30%	0.30%
64	5.90%	5.40%	0.30%
65	6.00%	5.50%	0.35%
66	6.10%	5.60%	0.35%
67	6.20%	5.70%	0.35%
68	6.30%	5.80%	0.35%
69	6.40%	5.90%	0.35%
70	6.50%	6.00%	0.40%
71	6.60%	6.10%	0.40%
72	6.70%	6.20%	0.40%
73	6.80%	6.30%	0.40%
74	6.90%	6.40%	0.40%
75	7.00%	6.50%	0.45%
76	7.00%	6.50%	0.45%
77	7.00%	6.50%	0.45%
78	7.00%	6.50%	0.45%

Classification: Internal Use
1

79	7.00%	6.50%	0.45%
80	7.00%	6.50%	0.45%

Level Income Percentages 7/1/2025-12/31/2025
	Single	Joint	Deferral Rates
Age
45	3.75%	3.25%	0.25%
46	3.85%	3.35%	0.25%
47	3.95%	3.45%	0.25%
48	4.05%	3.55%	0.25%
49	4.15%	3.65%	0.25%
50	4.25%	3.75%	0.25%
51	4.35%	3.85%	0.25%
52	4.45%	3.95%	0.25%
53	4.55%	4.05%	0.25%
54	4.65%	4.15%	0.25%
55	4.75%	4.25%	0.30%
56	4.85%	4.35%	0.30%
57	4.95%	4.45%	0.30%
58	5.05%	4.55%	0.30%
59	5.15%	4.65%	0.30%
60	5.25%	4.75%	0.30%
61	5.35%	4.85%	0.30%
62	5.45%	4.95%	0.30%
63	5.55%	5.05%	0.30%
64	5.65%	5.15%	0.30%
65	5.75%	5.25%	0.35%
66	5.85%	5.35%	0.35%
67	5.95%	5.45%	0.35%
68	6.05%	5.55%	0.35%
69	6.15%	5.65%	0.35%
70	6.25%	5.75%	0.40%
71	6.35%	5.85%	0.40%
72	6.45%	5.95%	0.40%
73	6.55%	6.05%	0.40%
74	6.65%	6.15%	0.40%
75	6.75%	6.25%	0.45%
76	6.75%	6.25%	0.45%
77	6.75%	6.25%	0.45%
78	6.75%	6.25%	0.45%
79	6.75%	6.25%	0.45%
80	6.75%	6.25%	0.45%

Classification: Internal Use
2

Tiered Income Percentages 1/1/2025-6/30/2025
	Single		Deferral Rates		Joint		Deferral Rates
Age	AV > 0	AV = 0	AV > 0	AV = 0	AV > 0	AV = 0	AV > 0	AV = 0
45	5.50%	2.50%	0.25%	0.25%	5.00%	2.00%	0.25%	0.25%
46	5.60%	2.50%	0.25%	0.25%	5.10%	2.00%	0.25%	0.25%
47	5.70%	2.50%	0.25%	0.25%	5.20%	2.00%	0.25%	0.25%
48	5.80%	2.50%	0.25%	0.25%	5.30%	2.00%	0.25%	0.25%
49	5.90%	2.50%	0.25%	0.25%	5.40%	2.00%	0.25%	0.25%
50	6.00%	2.50%	0.25%	0.25%	5.50%	2.00%	0.25%	0.25%
51	6.10%	2.50%	0.25%	0.25%	5.60%	2.00%	0.25%	0.25%
52	6.20%	2.50%	0.25%	0.25%	5.70%	2.00%	0.25%	0.25%
53	6.30%	2.50%	0.25%	0.25%	5.80%	2.00%	0.25%	0.25%
54	6.40%	2.50%	0.25%	0.25%	5.90%	2.00%	0.25%	0.25%
55	6.50%	2.50%	0.30%	0.30%	6.00%	2.00%	0.30%	0.30%
56	6.60%	2.60%	0.30%	0.30%	6.10%	2.10%	0.30%	0.30%
57	6.70%	2.70%	0.30%	0.30%	6.20%	2.20%	0.30%	0.30%
58	6.80%	2.80%	0.30%	0.30%	6.30%	2.30%	0.30%	0.30%
59	6.90%	2.90%	0.30%	0.30%	6.40%	2.40%	0.30%	0.30%
60	7.00%	3.00%	0.30%	0.30%	6.50%	2.50%	0.30%	0.30%
61	7.10%	3.10%	0.30%	0.30%	6.60%	2.60%	0.30%	0.30%
62	7.20%	3.20%	0.30%	0.30%	6.70%	2.70%	0.30%	0.30%
63	7.30%	3.30%	0.30%	0.30%	6.80%	2.80%	0.30%	0.30%
64	7.40%	3.40%	0.30%	0.30%	6.90%	2.90%	0.30%	0.30%
65	7.50%	3.50%	0.35%	0.35%	7.00%	3.00%	0.35%	0.35%
66	7.60%	3.60%	0.35%	0.35%	7.10%	3.10%	0.35%	0.35%
67	7.70%	3.70%	0.35%	0.35%	7.20%	3.20%	0.35%	0.35%
68	7.80%	3.80%	0.35%	0.35%	7.30%	3.30%	0.35%	0.35%
69	7.90%	3.90%	0.35%	0.35%	7.40%	3.40%	0.35%	0.35%
70	8.00%	4.00%	0.40%	0.40%	7.50%	3.50%	0.40%	0.40%
71	8.00%	4.00%	0.40%	0.40%	7.50%	3.50%	0.40%	0.40%
72	8.00%	4.00%	0.40%	0.40%	7.50%	3.50%	0.40%	0.40%
73	8.00%	4.00%	0.40%	0.40%	7.50%	3.50%	0.40%	0.40%
74	8.00%	4.00%	0.40%	0.40%	7.50%	3.50%	0.40%	0.40%
75	8.00%	4.00%	0.45%	0.45%	7.50%	3.50%	0.45%	0.45%
76	8.00%	4.00%	0.45%	0.45%	7.50%	3.50%	0.45%	0.45%
77	8.00%	4.00%	0.45%	0.45%	7.50%	3.50%	0.45%	0.45%
78	8.00%	4.00%	0.45%	0.45%	7.50%	3.50%	0.45%	0.45%
79	8.00%	4.00%	0.45%	0.45%	7.50%	3.50%	0.45%	0.45%
80	8.00%	4.00%	0.45%	0.45%	7.50%	3.50%	0.45%	0.45%

Tiered Income Percentages 7/1/2025-12/31/2025
	Single		Deferral Rates		Joint		Deferral Rates
Age	AV > 0	AV = 0	AV > 0	AV = 0	AV > 0	AV = 0	AV > 0	AV = 0

Classification: Internal Use
3

45	5.25%	2.50%	0.25%	0.25%	4.75%	2.00%	0.25%	0.25%
46	5.35%	2.50%	0.25%	0.25%	4.85%	2.00%	0.25%	0.25%
47	5.45%	2.50%	0.25%	0.25%	4.95%	2.00%	0.25%	0.25%
48	5.55%	2.50%	0.25%	0.25%	5.05%	2.00%	0.25%	0.25%
49	5.65%	2.50%	0.25%	0.25%	5.15%	2.00%	0.25%	0.25%
50	5.75%	2.50%	0.25%	0.25%	5.25%	2.00%	0.25%	0.25%
51	5.85%	2.50%	0.25%	0.25%	5.35%	2.00%	0.25%	0.25%
52	5.95%	2.50%	0.25%	0.25%	5.45%	2.00%	0.25%	0.25%
53	6.05%	2.50%	0.25%	0.25%	5.55%	2.00%	0.25%	0.25%
54	6.15%	2.50%	0.25%	0.25%	5.65%	2.00%	0.25%	0.25%
55	6.25%	2.50%	0.30%	0.30%	5.75%	2.00%	0.30%	0.30%
56	6.35%	2.60%	0.30%	0.30%	5.85%	2.10%	0.30%	0.30%
57	6.45%	2.70%	0.30%	0.30%	5.95%	2.20%	0.30%	0.30%
58	6.55%	2.80%	0.30%	0.30%	6.05%	2.30%	0.30%	0.30%
59	6.65%	2.90%	0.30%	0.30%	6.15%	2.40%	0.30%	0.30%
60	6.75%	3.00%	0.30%	0.30%	6.25%	2.50%	0.30%	0.30%
61	6.85%	3.10%	0.30%	0.30%	6.35%	2.60%	0.30%	0.30%
62	6.95%	3.20%	0.30%	0.30%	6.45%	2.70%	0.30%	0.30%
63	7.05%	3.30%	0.30%	0.30%	6.55%	2.80%	0.30%	0.30%
64	7.15%	3.40%	0.30%	0.30%	6.65%	2.90%	0.30%	0.30%
65	7.25%	3.50%	0.35%	0.35%	6.75%	3.00%	0.35%	0.35%
66	7.35%	3.60%	0.35%	0.35%	6.85%	3.10%	0.35%	0.35%
67	7.45%	3.70%	0.35%	0.35%	6.95%	3.20%	0.35%	0.35%
68	7.55%	3.80%	0.35%	0.35%	7.05%	3.30%	0.35%	0.35%
69	7.65%	3.90%	0.35%	0.35%	7.15%	3.40%	0.35%	0.35%
70	7.75%	4.00%	0.40%	0.40%	7.25%	3.50%	0.40%	0.40%
71	7.75%	4.00%	0.40%	0.40%	7.25%	3.50%	0.40%	0.40%
72	7.75%	4.00%	0.40%	0.40%	7.25%	3.50%	0.40%	0.40%
73	7.75%	4.00%	0.40%	0.40%	7.25%	3.50%	0.40%	0.40%
74	7.75%	4.00%	0.40%	0.40%	7.25%	3.50%	0.40%	0.40%
75	7.75%	4.00%	0.45%	0.45%	7.25%	3.50%	0.45%	0.45%
76	7.75%	4.00%	0.45%	0.45%	7.25%	3.50%	0.45%	0.45%
77	7.75%	4.00%	0.45%	0.45%	7.25%	3.50%	0.45%	0.45%
78	7.75%	4.00%	0.45%	0.45%	7.25%	3.50%	0.45%	0.45%
79	7.75%	4.00%	0.45%	0.45%	7.25%	3.50%	0.45%	0.45%
80	7.75%	4.00%	0.45%	0.45%	7.25%	3.50%	0.45%	0.45%

Classification: Internal Use
4

APPENDIX F
FINANCIAL INTERMEDIARY VARIATIONS
There may be variations in the availability of investment options, Contract benefits, and other Contract features described in this prospectus - including restrictions, limitations, and other variations - which may apply depending on the broker-dealer through which the Contract is sold or continues to be serviced. For example, your financial intermediary may not recommend a particular investment option or benefit to you. Any such financial intermediary variations are not known or reasonably available to the Company, and based on several considerations (e.g., the large number of broker-dealers through whom the Contracts are distributed, and the terms of our existing selling agreements), the Company does not believe it can obtain information about any such financial intermediary variations without unreasonable effort or expense.

You should discuss with your financial professional any limitations, restrictions, or other variations related to the investment options, Contract benefits, and other Contract features that may apply through your financial professional's broker-dealer.

Classification: Internal Use

The Statement of Additional Information (SAI), dated May 1, 2026, includes additional information about the Contract and the Company. The SAI is incorporated by reference into this prospectus. The SAI is available, without charge, upon request. For a free copy, or to request other information about the Contract or make other inquiries, contact us by:
•Calling us at 1-800-852-4450 between the hours of 7 a.m. and 6 p.m. Central Time
•Mailing us at:
Principal Life Insurance Company
Attn: RIS Annuity Services
P O Box 9382
Des Moines, Iowa 50306-9382
•Faxing us at 1-866-894-2093
•Emailing us at annuityprocessing@principal.com

EDGAR Contract Identifier No. C000256689

Classification: Internal Use

PART B

PRINCIPAL LIFE INSURANCE COMPANY
PRINCIPAL® STRATEGIC INCOME

Statement of Additional Information

dated May 1, 2026

This Statement of Additional Information provides information about Principal® Strategic Income (the “Contract”) in addition to the information that is contained in the Contract’s Prospectus dated May 1, 2026.

This Statement of Additional Information is not a prospectus. It should be read in conjunction with the Prospectus, a copy of which can be obtained free of charge by writing or calling:

Principal® Strategic Income
The Principal Financial Group
P.O. Box 9382
Des Moines, Iowa 50306-9382
Telephone: 1-800-852-4450

2

GENERAL INFORMATION AND HISTORY

Principal Life Insurance Company (the “Company,” “we,” “our” or “us”) is the issuer of the Contract. The Company is an Iowa stock life insurance company with authority to transact life and annuity business in all states of the United States and the District of Columbia. The Company’s home office is located at: Principal Financial Group, Des Moines, Iowa 50392. The Company is a wholly owned subsidiary of Principal Financial Services, Inc., which in turn, is a wholly owned direct subsidiary of Principal Financial Group, Inc., a publicly-traded company.

On June 24, 1879, the Company was incorporated under Iowa law as a mutual assessment life insurance company named Bankers Life Association. The Company became a legal reserve life insurance company and changed its name to Bankers Life Company in 1911. In 1986, the Company changed its name to Principal Mutual Life Insurance Company. In 1998, the Company became Principal Life Insurance Company, a subsidiary stock life insurance company of Principal Mutual Holding Company, as part of a reorganization into a mutual insurance holding company structure. In 2001, Principal Mutual Holding Company converted to a stock company through a process called demutualization, resulting in the current organizational structure.

NON-PRINCIPAL RISKS OF INVESTING IN THE CONTRACT

All non-principal risks of investing in the Contract are disclosed in the Prospectus.

CONTRACT ADJUSTMENTS
Bond Adjustment
A Bond Adjustment is an adjustment (which could be positive, negative or zero) to an amount withdrawn or otherwise Surrendered under the Contract. A Bond Adjustment is intended to reflect changes in the value of the longer-term fixed income assets that we may purchase in support of our financial obligations under the Contract. Generally, if interest rates have increased since the beginning of the current Bond Adjustment period, the Bond Adjustment will reduce the Surrender amount, and if interest rates have decreased since the beginning of the current Bond Adjustment period, the Bond Adjustment will increase the Surrender amount. The Bond Adjustment is intended to be close to the change in value of the fixed income assets that are sold to cover any Surrender under the Contract.
A Bond Adjustment will not apply to the following:
•    Withdrawals of the Free Surrender Amount;
•    Secure Income Withdrawals under the GLWB, as Secure Income Withdrawals will be withdrawals of the Free Surrender Amount;
•    RMD withdrawals, as RMD withdrawals will be withdrawals of the Free Surrender Amount;
•    Withdrawals or other Surrenders deducted from the Initial Holding Account; or
•    Exercise of the Contract’s free look rights.
Except as otherwise provided above, a Bond Adjustment will apply to the following (including on a Segment End Date):
•    Withdrawals in excess of the Free Surrender Amount, including a full withdrawal, partial withdrawal, scheduled withdrawal or unscheduled withdrawal;
•    Excess Withdrawals under the GLWB;
3

•    Annuitizations; or
•    A death benefit.
A Bond Adjustment will be zero (0%) on every Segment Anniversary evenly divisible by six (6) (e.g., 6, 12, 18, etc.).
The amount allocated to the Fixed Segment Option is subject to the Standard Nonforfeiture Law for Individual Deferred Annuities, which means the minimum amount available from the Fixed Segment Option on any Surrender will not be less than the minimum nonforfeiture amount, including after a Bond Adjustment.
Bond Adjustments may apply at all times during the accumulation period due to the need for the Company to have the underlying investments backing up the Contract closely match up with the Company’s obligations under the Contract. The Bond Adjustment applies to amounts Surrendered from the Index-Linked Segment Options and Fixed Segment Option. For the amount allocated to the Index-Linked Segment Options, you will receive the Surrender Value upon any Surrender. In contrast, for the amount allocated to the Fixed Segment Option, you will receive the greater of the following upon any Surrender: (i) Surrender Value or (ii) the minimum nonforfeiture amount as required by the Standard Nonforfeiture Law for Individual Deferred Annuities.
The Bond Adjustment is calculated as follows:
Cred Base * {[(1+ Index ValBeg) / (1+ Index ValCur)]Time Rem. – 1}
Where:
•    Cred Base is the Crediting Base immediately prior to any Surrender
•    Index ValBeg is the Beginning Bond Adjustment Index Value
•    Index ValCur is the Current Bond Adjustment Index Value
•    Time Rem is the number of whole months remaining until the end of the current Bond Adjustment Period, divided by 12.
The Bond Adjustment Index is the 6 Year Point on the A Rated US Bloomberg Fair Value Curve. If this index becomes unavailable for the Company to utilize, or the calculation of the values substantially changes, the Company may choose another Bond Adjustment Index and you will be made aware of the change. The initial Beginning Bond Adjustment Index Value is equal to the closing price of this index on the Contract Date. Each Beginning Bond Adjustment Index Value after the initial one is equal to the closing price of this index on the Segment Anniversary divisible by six (i.e., 6, 12, 18, etc.). The Current Bond Adjustment Index Value is equal to the most recent closing price of this index on the day the adjustment is calculated. The first Bond Adjustment period begins on the first Segment Start Date, and it restarts on each Segment Anniversary divisible by six.
Equity Adjustment
An Equity Adjustment is an adjustment (which could be positive, negative or zero) used to calculate Segment Interim Value for an Index-Linked Segment Option prior to the Segment End Date. If any of the following transactions occurs on any day other than the Segment Start Date or Segment End Date, the transaction will be based on the Segment Interim Value of your investment in that Index-Linked Segment Option and, therefore, will be subject to an Equity Adjustment:
•    you take any withdrawal, including a full withdrawal, partial withdrawal, GLWB withdrawal (Secure Income Withdrawal or Excess Withdrawal), withdrawal of the Free Surrender Amount, RMD withdrawal, scheduled withdrawal or unscheduled withdrawal;
•    you exercise the Segment Lock-In feature;
4

•    you Annuitize;
•    a death benefit; or
•    a GLWB Fee is deducted.
This section discusses how we calculate an Equity Adjustment. See 10. INDEX-LINKED SEGMENT OPTION MECHANICS — Segment Interim Value in the Prospectus for information about how we calculate Segment Interim Value.
Equity Adjustments are not linked to the performance of the Index for an Index-Linked Segment Option. Rather, Equity Adjustments are related to the value of a hypothetical portfolio of derivative instruments that we designate in accordance with actuarial standards, and that we may hold in support of our financial obligations under the Contract. Equity Adjustments are calculated using a formula, provided below. Several factors may cause a positive or negative adjustment, such as the time remaining in the Segment Term; the applicable Buffer Rate, Floor Rate, Cap Rate or Participation Rate; market conditions (e.g., interest rates, volatility, dividends); index performance; transaction costs; and the market values of the hypothetical derivative instruments that we use to hedge our obligations.
The Equity Adjustment is calculated as follows:

Derivative ValCur – (Derivative ValBeg * [1 – (Time Elapsed / Segment Term)])

Where:
•    Derivative ValCur    is the value, calculated using the Black-Scholes formula, of a hypothetical basket of derivatives associated with the Index-Linked Segment Option on the date the Equity Adjustment is calculated.
•    Derivative ValBeg    is the value, calculated using the Black-Scholes formula, of a hypothetical basket of derivatives associated with the Index-Linked Segment Option on the Segment Start Date.
•    Time Elapsed    is the number of days elapsed between the Segment Start Date and the date the Equity Adjustment is calculated.
•    Segment Term    is the number of days in the Segment Term.

Parameters (such as interest rates, volatility and dividends) used in the Black-Scholes formula to calculate the value of derivatives will be consistent with the most recently available market data for such parameters. These parameters are provided by an independent third-party and, if any of these parameters become unavailable for any reason, we will select a new parameter or provider at our sole discretion.
The hypothetical basket of derivatives used in the Equity Adjustment depends on the Segment Option selected and may include:
•    Buffer
•    Long ATM Call
•    Short OTM Call
•    Short OTM Put

•    Peak Buffer
•    Long ATM Call
•    Short OTM Call
•    Long ATM Put
5

•    Short OTM Put

•    Floor
•    Long ATM Call
•    Short OTM Call
•    Short ATM Put
•    Long OTM Put

The duration of each derivative is based on the Segment Term selected. The underlying index of each derivative is based on the Segment Option selected. The moneyness of each derivative depends on the structured payoff of the Segment Option. “Moneyness” is a term used to describe whether a contract is either in the money (ITM), out of the money (OTM) or at the money (ATM). The following is a brief description of ITM, OTM and ATM.
•ITM — An option that is in-the-money, or ITM, has intrinsic value. A call option is ITM if the strike price is below the underlying security’s current trading price. A put option is ITM if the strike price is above the current price of the underlying security.
•OTM — An option that is out-of-the-money, or OTM, has no intrinsic value. A call option is OTM if the strike price is above the underlying security’s current trading price. Put options are OTM if the strike price is lower than the current price of the underlying security.
•ATM — An at-the-money, or ATM, option is a call or a put option that has a strike price about equal to the current price of the underlying security.

Examples of Contract Adjustments
The examples below show how different values impact the amount available to you (Surrender Value) in a variety of market conditions and points in time. For purposes of the examples, in arriving at the Surrender Value, the Bond Adjustment and Surrender Charge assume a full Surrender. For examples on how partial withdrawals impact the values, see 10. INDEX-LINKED SEGMENT OPTION MECHANICS — Reductions to Crediting Base in the Prospectus. Each scenario below has an assumption for market conditions. The increase or decrease in the Index Value indicates changes based on Index performance, and the increase or decrease in the Bond Adjustment Index Value indicates the change in interest rate levels. Generally, when the Bond Adjustment Index Value increases, the Bond Adjustment reduces the Surrender Value, and when the Bond Adjustment Index Value decreases, the Bond Adjustment increases the Surrender Value.
There are three example sets below. All the examples use a 6-year 10% Buffer Segment Option with a 110% Participation Rate and no declared Cap Rate. The first example set shows how the combination of market conditions affects the Equity Adjustment (the Bond Adjustment is assumed to be 0% to highlight the Equity Adjustment). The second and third example sets show (using different market scenarios) how the amount of time remaining until the Segment End Date affects the Equity Adjustment, as well as how the amount of time remaining until the end of the current Bond Adjustment period affects the Bond Adjustment. By including an Equity Adjustment, we are able to show how the increase or decrease of the Index Value impacts the Accumulated Value (Segment Interim Value). Similarly, by including the Bond Adjustment, we are able to show how the increase or decrease of the Bond Adjustment Index Value impacts the Surrender Value.
The following also apply to the examples:
•    An Equity Adjustment applies in these examples because the Surrenders occur in the middle of the Segment Term.
•    A Bond Adjustment also applies due to the need for the Company to have the underlying investments backing up the Contract closely match up with the Company’s obligations under the Contract.
6

•    The Bond Adjustment is applied to the Crediting Base less the Free Surrender Amount because a full Surrender is assumed when calculating the Surrender Value. For examples on how partial withdrawals impact the values, see 10. INDEX-LINKED SEGMENT OPTION MECHANICS — Reductions to Crediting Base in the Prospectus.
•    For these examples, the Accumulated Value equals the Segment Interim Value because the examples occur in the middle of the Segment Term, and there is only one Segment Option for each example.
•    For purposes of simplifying the examples, the Equity Adjustment percentage and the Bond Adjustment percentage are displayed to two decimal places in the example tables. However, the actual, non-rounded percentages were used to calculate the Equity Adjustment amount and Bond Adjustment amount throughout the examples.
•    The Months until Segment End Date represents the number of months until the end of the Segment Option in each example.
•    The Months until the end of the current Bond Adjustment period represents the number of months until the end of the current Bond Adjustment period in each example.
•    Since these examples use a 6-year Segment Option, the Months until Segment End Date and Months until the end of the current Bond Adjustment period will always equal each other for a given example.
7

Example Set 1
These examples are intended to demonstrate how different market conditions impact the Surrender Value for a Segment Option. The Months until Segment End Date and Months until end of current Bond Adjustment period are the same for each of these examples because these examples are focused on the change in market conditions. These examples demonstrate how the change in the Index Value impacts the Equity Adjustment and how the Equity Adjustment generally will not be the same as the change in the Index Value. For these examples, the Accumulated Value equals the Segment Interim Value because the examples occur in the middle of the Segment Term, and there is only one Segment Option for each example.

Example	1	2	3
Change in Index Value . . . . . . . . . . . . . . . . . . . . . . . . . .	20% decrease	No change	20% increase
Change in Bond Adjustment Index Value . . . . . . . . . . . . . .	No change	No change	No change
Segment Start Date . . . . . . . . . . . . . . . . . . . . . . . . . . . .	03/01/2023	03/01/2023	03/01/2023
Current Date . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	12/01/2023	12/01/2023	12/01/2023
Months until Segment End Date . . . . . . . . . . . . . . . . . . . .	63	63	63
Months until end of current Bond Adjustment period . . . . . .	63	63	63
Premium Payment . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	$10,000.00	$10,000.00	$10,000.00
Benefit Base . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	$10,000.00	$10,000.00	$10,000.00
Crediting Base(1) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	$9,883.33	$9,883.33	$9,883.33
Equity Adjustment percentage(2) . . . . . . . . . . . . . . . . . . . .	-18.54%	-0.68%	17.76%
Equity Adjustment Amount(3) . . . . . . . . . . . . . . . . . . . . .	-$1,832.37(3a)	-$67.21(3b)	$1,755.28(3c)
Accumulated Value (Segment Interim Value)(4) . . . . . . . . . . .	$8,050.96(4a)	$9,816.13(4b)	$11,638.61(4c)
Bond Adjustment percentage(5) . . . . . . . . . . . . . . . . . . . . .	0.00%	0.00%	0.00%
Crediting Base after Free Surrender Amount(6) . . . . . . . . . . .	N/A	N/A	N/A
Bond Adjustment Amount(7) . . . . . . . . . . . . . . . . . . . . . .	$0.00	$0.00	$0.00
Accumulated Value (Segment Interim Value) adjusted for Bond Adjustment(8) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	$8,050.96(8a)	$9,816.13(8b)	$11,638.61(8c)
Free Surrender Amount(9) . . . . . . . . . . . . . . . . . . . . . . . .	$1,000.00	$1,000.00	$1,000.00
Amount after Free Surrender Amount(10) . . . . . . . . . . . . . .	$7,050.96(10a)	$8,816.13(10b)	$10,638.61(10c)
Surrender Charge percentage(11) . . . . . . . . . . . . . . . . . . . .	8.00%	8.00%	8.00%
Surrender Charge(12) . . . . . . . . . . . . . . . . . . . . . . . . . . .	$564.08(12a)	$705.29(12b)	$851.09(12c)
Rider Charge(13) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	$33.33	$33.33	$33.33
Surrender Value(14) . . . . . . . . . . . . . . . . . . . . . . . . . . . .	$7,453.55(14a)	$9,077.50(14b)	$10,754.19(14c)
___________________
(1)    The Crediting Base includes prior GLWB Fee charges. See APPENDIX E — SECURE INCOME PROTECTOR (GLWB) EXAMPLES in the Prospectus for further examples of the GLWB Fee.
(2) The Equity Adjustment is the adjustment to the Crediting Base, expressed as a percentage, based on the change in the value of the hypothetical derivative assets which are designed to replicate credits provided by a Segment Option at the end of a Segment Term. The adjustment will generally be different than the Index performance at the time of withdrawal (since Segment Start Date). For purposes of simplifying the examples, the Equity Adjustment percentage has been rounded to two decimal places.
(3) The Equity Adjustment Amount is the Equity Adjustment percentage multiplied by the Crediting Base.
(a) For example 1, it is negative 18.54% multiplied by $9,883.33, which equals negative $1,832.37.
8

(b) For example 2, it is negative 0.68% multiplied by $9,883.33, which equals negative $67.21.
(c) For example 3, it is positive 17.76% multiplied by $9,883.33, which equals positive $1,755.28.
(4) The Accumulated Value (Segment Interim Value) is the Crediting Base plus or minus the Equity Adjustment Amount.
(a) For example 1, it is $9,883.33 minus $1,832.37, which equals $8,050.96.
(b) For example 2, it is $9,883.33 minus $67.21, which equals $9,816.13.
(c) For example 3, it is $9,883.33 plus $1,755.28, which equals $11,638.61.
(5) For purposes of simplifying the examples, the Bond Adjustment percentage has been rounded to two decimal places.
(6) Crediting Base after Free Surrender Amount is the difference between the Accumulated Value (Segment Interim Value) and the Free Surrender Amount multiplied by the ratio of the Crediting Base over the Accumulated Value (Segment Interim Value). This is not applicable to these examples since the Bond Adjustment percentage is 0.00%.
(7) The Bond Adjustment Amount is the Bond Adjustment percentage multiplied by the Crediting Base After Free Surrender Amount. For all three of these examples, it is 0.00% multiplied by the respective Crediting Base After Free Surrender Amount, which equals $0.00.
(8) The Accumulated Value (Segment Interim Value) adjusted for the Bond Adjustment is the Accumulated Value (Segment Interim Value) plus or minus the Bond Adjustment Amount.
(a) For example 1, it is $8,050.96 minus $0.00, which equals $8,050.96.
(b) For example 2, it is $9,816.13 minus $0.00, which equals $9,816.13.
(c) For example 3, it is $11,638.61 minus $0.00, which equals $11,638.61.
(9) The Free Surrender Amount is the Premium Payment multiplied by the allowed Free Surrender percentage. For all three of these examples, it is $10,000.00 multiplied by 10%, which equals $1,000.00.
(10) Amount after Free Surrender Amount is the Accumulated Value (Segment Interim Value) adjusted for Bond Adjustment minus the Free Surrender Amount.
(a) For example 1, it is $8,050.96 minus $1,000.00, which equals $7,050.96.
(b) For example 2, it is $9,816.13 minus $1,000.00, which equals $8,816.13.
(c) For example 3, it is $11,638.61 minus $1,000.00, which equals $10,638.61.
(11) The Surrender Charge percentage is based on the current Contract Year. For all three of these examples, it is 8.00% because each example is in the first Contract Year.
(12) The Surrender Charge is the Surrender Charge percentage multiplied by the Amount after Free Surrender Amount.
(a) For example 1, it is 8.00% multiplied by $7,050.96, which equals $564.08.
(b) For example 2, it is 8.00% multiplied by $8,816.13, which equals $705.29.
(c) For example 3, it is 8.00% multiplied by $10,638.61, which equals $851.09.
(13) The Rider Charge (or GLWB Fee) is an annual charge that is deducted on a quarterly basis (i.e., four times per year, at the end of each calendar quarter). For the Surrender Value, the Rider Charge is prorated for the portion of the current three-month period that has elapsed. In these examples, the quarterly charge is 2.00% (GLWB Fee) multiplied by $10,000 (Benefit Base) divided by four (4), which equals $50.00. Two months of the current three-month period has elapsed, so the prorated Rider Charge is $50.00 multiplied by two-thirds, which equals $33.33.
(14) The Surrender Value is the Accumulated Value (Segment Interim Value) plus or minus the Bond Adjustment minus the Surrender Charge minus the Rider Charge.
(a) For example 1, it is $8,050.96 minus $0.00 minus $564.08 minus $33.33, which equals $7,453.55.
(b) For example 2, it is $9,816.13 minus $0.00 minus $705.29 minus $33.33, which equals $9,077.50.
(c) For example 3, it is $11,638.61 plus $0.00 minus $851.09 minus $33.33, which equals $10,754.19.
9

Example Set 2
These examples are intended to demonstrate how the time until the Segment End Date and the time until the end of the current Bond Adjustment period impact the Surrender Value for a Segment Option. These examples demonstrate how the time until the Segment End Date impacts the Equity Adjustment while keeping the change in the Index Value constant. Generally, the Equity Adjustment will get closer to the change in the Index Value as the Months until Segment End Date get closer to zero. These examples also show how the time until the end of the current Bond Adjustment period impacts the Bond Adjustment while keeping the change in the Bond Adjustment Index Value constant. Generally, the Bond Adjustment will approach zero as the Contract gets closer to the end of the current Bond Adjustment period. Generally, if the change in the Bond Adjustment Index Value is positive, it means interest rates have increased since the date when the current Bond Adjustment period started. Another item these examples demonstrate is how the Surrender Charge diminishes in future Contract Years. For these examples, the Accumulated Value equals the Segment Interim Value because the examples occur in the middle of the Segment Term, and there is only one Segment Option for each example.

Example	4	5	6
Change in Index Value . . . . . . . . . . . . . . . . . . . . . . . . .	10% increase	10% increase	10% increase
Change in Bond Adjustment Index Value . . . . . . . . . . . .	10% increase	10% increase	10% increase
Segment Start Date . . . . . . . . . . . . . . . . . . . . . . . . . . .	03/01/2023	03/01/2023	03/01/2023
Current Date . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	12/01/2023	03/01/2026	06/01/2028
Months until Segment End Date . . . . . . . . . . . . . . . . . .	63	36	9
Months until end of current Bond Adjustment period . . .	63	36	9
Premium Payment . . . . . . . . . . . . . . . . . . . . . . . . . . . .	$10,000.00	$10,000.00	$10,000.00
Benefit Base . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	$10,000.00	$10,000.00	$10,000.00
Crediting Base(1) . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	$9,883.33	$9,433.33	$8,983.33
Equity Adjustment percentage(2) . . . . . . . . . . . . . . . . . .	8.46%	12.03%	12.15%
Equity Adjustment Amount(3) . . . . . . . . . . . . . . . . . . .	$836.13(3a)	$1,134.83(3b)	$1,091.48(3c)
Accumulated Value (Segment Interim Value)(4) . . . . . . . .	$10,719.46(4a)	$10,568.16(4b)	$10,074.81(4c)
Bond Adjustment percentage(5) . . . . . . . . . . . . . . . . . . .	-1.02%	-0.59%	-0.15%
Crediting Base after Free Surrender Amount(6) . . . . . . . .	$8,961.33(6a)	$8,540.72(6b)	$8,091.67(6c)
Bond Adjustment Amount(7) . . . . . . . . . . . . . . . . . . . .	-$91.41(7a)	-$50.39(7b)	-$12.14(7c)
Accumulated Value (Segment Interim Value) adjusted for
Bond Adjustment(8) . . . . . . . . . . . . . . . . . . . . . . . . .	$10,628.06(8a)	$10,517.77(8b)	$10,062.67(8c)
Free Surrender Amount(9) . . . . . . . . . . . . . . . . . . . . . .	$1,000.00	$1,000.00	$1,000.00
Amount after Free Surrender Amount(10) . . . . . . . . . . . .	$9,628.06(10a)	$9,517.77(10b)	$9,062.67(10c)
Surrender Charge percentage(11) . . . . . . . .	8.00%(11a)	6.00%(11b)	4.00%(11c)
Surrender Charge(12) . . . . . . . . . . . .	$770.24(12a)	$571.07(12b)	$362.51(12c)
Rider Charge(13) . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	$33.33	$33.33	$33.33
Surrender Value(14) . . . . . . . . . . . . . . . . . . . . . . . . . . .	$9,824.48(14a)	$9,913.37(14b)	$9,666.83(14c)
___________________
(1)    The Crediting Base includes prior GLWB Fee charges. See APPENDIX E — SECURE INCOME PROTECTOR (GLWB) EXAMPLES in the Prospectus for further examples of the GLWB Fee.
10

(2) The Equity Adjustment is the adjustment to the Crediting Base, expressed as a percentage, based on the change in the value of the hypothetical derivative assets which are designed to replicate credits provided by a Segment Option at the end of a Segment Term. The adjustment will generally be different than the Index performance at the time of withdrawal (since Segment Start Date). For purposes of simplifying the examples, the Equity Adjustment percentage has been rounded to two decimal places.
(3) The Equity Adjustment Amount is the Equity Adjustment percentage multiplied by the Crediting Base.
(a) For example 4, it is positive 8.46% multiplied by $9,883.33, which equals positive $836.13.
(b) For example 5, it is positive 12.03% multiplied by $9,433.33, which equals positive $1,134.83.
(c) For example 6, it is positive 12.15% multiplied by $8,983.33, which equals positive $1,091.48.
(4) The Accumulated Value (Segment Interim Value) is the Crediting Base plus or minus the Equity Adjustment Amount.
(a) For example 4, it is $9,883.33 plus $836.13, which equals $10,719.46.
(b) For example 5, it is $9,433.33 plus $1,134.83, which equals $10,568.16.
(c) For example 6, it is $8,983.33 plus $1,091.48, which equals $10,074.81.
(5) For purposes of simplifying the examples, the Bond Adjustment percentage has been rounded to two decimal places.
(6) Crediting Base after Free Surrender Amount is the difference between the Accumulated Value (Segment Interim Value) and the Free Surrender Amount multiplied by the ratio of the Crediting Base over the Accumulated Value (Segment Interim Value).
(a) For example 4, it is $10,719.46 minus $1,000 multiplied by $9,883.33 divided by $10,719.46, which equals $8,961.33.
(b) For example 5, it is $10,568.16 minus $1,000 multiplied by $9,433.33 divided by $10,568.16, which equals $8,540.72.
(c) For example 6, it is $10,074.81 minus $1,000 multiplied by $8,983.33 divided by $10,074.81, which equals $8,091.67.
(7) The Bond Adjustment Amount is the Bond Adjustment percentage multiplied by the Crediting Base after Free Surrender Amount.
(a) For example 4, it is negative 1.02% multiplied by $8,961.33, which equals negative $91.41.
(b) For example 5, it is negative 0.59% multiplied by $8,540.72, which equals negative $50.39.
(c) For example 6, it is negative 0.15% multiplied by $8,091.67, which equals negative $12.14.
(8) The Accumulated Value (Segment Interim Value) adjusted for the Bond Adjustment is the Accumulated Value (Segment Interim Value) plus or minus the Bond Adjustment Amount.
(a) For example 4, it is $10,719.46 minus $91.41, which equals $10,628.06.
(b) For example 5, it is $10,568.16 minus $50.39, which equals $10,517.77.
(c) For example 6, it is $10,074.81 minus $12.14, which equals $10,062.67.
(9) The Free Surrender Amount is the Premium Payment multiplied by the allowed Free Surrender percentage. For all three of these examples, it is $10,000.00 multiplied by 10%, which equals $1,000.00.
(10) Amount after Free Surrender Amount is the Accumulated Value (Segment Interim Value) adjusted for Bond Adjustment minus the Free Surrender Amount.
(a) For example 4, it is $10,628.06 minus $1,000.00, which equals $9,628.06.
(b) For example 5, it is $10,517.77 minus $1,000.00, which equals $9,517.77.
(c) For example 6, it is $10,062.67 minus $1,000.00, which equals $9,062.67.
(11) The Surrender Charge percentage is based on the current Contract Year.
(a) For example 4, it is 8.00% because it is in the first Contract Year.
(b) For example 5, it is 6.00% because it is in the fourth Contract Year.
(c) For example 6, it is 4.00% because it is in the sixth Contract Year.
(12) The Surrender Charge is the Surrender Charge percentage multiplied by the Amount after Free Surrender Amount.
(a) For example 4, it is 8.00% multiplied by $9,628.06, which equals $770.24.
(b) For example 5, it is 6.00% multiplied by $9,517.77, which equals $571.07.
11

(c) For example 6, it is 4.00% multiplied by $9,062.67, which equals $362.51.
(13) The Rider Charge (or GLWB Fee) is an annual charge that is deducted on a quarterly basis (i.e., four times per year, at the end of each calendar quarter). For the Surrender Value, the Rider Charge is prorated for the portion of the current three-month period that has elapsed. In these examples, the quarterly charge is 2.00% (GLWB Fee) multiplied by $10,000 (Benefit Base) divided by four (4), which equals $50.00. Two months of the current three-month period has elapsed, so the prorated Rider Charge is $50.00 multiplied by two-thirds, which equals $33.33.
(14) The Surrender Value is the Accumulated Value (Segment Interim Value) plus or minus the Bond Adjustment minus the Surrender Charge minus the Rider Charge.
(a) For example 4, it is $10,719.46 minus $91.41 minus $770.24 minus $33.33, which equals $9,824.48.
(b) For example 5, it is $10,568.16 minus $50.39 minus $571.07 minus $33.33, which equals $9,913.37.
(c) For example 6, it is $10,074.81 minus $12.14 minus $362.51 minus $33.33, which equals $9,666.83.

Example Set 3
These examples are intended to demonstrate how the time until the Segment End Date and the time until the end of the current Bond Adjustment period impact the Surrender Value for a Segment Option. These examples demonstrate how the time until the Segment End Date impacts the Equity Adjustment while keeping the change in the Index Value constant. Generally, as the Months until Segment End Date get closer to zero, the Equity Adjustment Amount will get closer to what the Segment Credit amount will be on the Segment End Date. These examples also show how the time until the end of the current Bond Adjustment period impacts the Bond Adjustment while keeping the change in the Bond Adjustment Index Value constant. Generally, the Bond Adjustment will approach zero as the Contract gets closer to the end of the current Bond Adjustment period. Generally, if the change in the Bond Adjustment Index Value is negative, it means interest rates have decreased since the date when the current Bond Adjustment period started. Another item these examples demonstrate is how the Surrender Charge diminishes in future Contract Years. For these examples, the Accumulated Value equals the Segment Interim Value because the examples occur in the middle of the Segment Term, and there is only one Segment Option for each example.

12

Example	7	8	9
Change in Index Value . . . . . . . . . . . . . . . . . . . .	10% decrease	10% decrease	10% decrease
Change in Bond Adjustment Index Value . . . . . . .	10% decrease	10% decrease	10% decrease
Segment Start Date . . . . . . . . . . . . . . . . . . . . . .	03/01/2023	03/01/2023	03/01/2023
Current Date . . . . . . . . . . . . . . . . . . . . . . . . . . .	12/01/2023	03/01/2026	06/01/2028
Months until Segment End Date . . . . . . . . . . . . .	63	36	9
Months until end of current Bond Adjustment
period . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	63	36	9
Premium Payment . . . . . . . . . . . . . . . . . . . . . . .	$10,000.00	$10,000.00	$10,000.00
Benefit Base . . . . . . . . . . . . . . . . . . . . . . . . . . .	$10,000.00	$10,000.00	$10,000.00
Crediting Base(1) . . . . . . . . . . . . . . . . . . . . . . . .	$9,883.33	$9,433.33	$8,983.33
Equity Adjustment percentage(2) . . . . . . . . . . . . .	-9.68%	-6.13%	-4.57%
Equity Adjustment Amount(3) . . . . . . . . . . . . . . .	-$956.71(3a)	-$578.26(3b)	-$410.54(3c)
Accumulated Value (Segment Interim Value)(4) . . .	$8,926.63(4a)	$8,855.07(4b)	$8,572.80(4c)
Bond Adjustment percentage(5) . . . . . . . . . . . . . .	1.04%	0.59%	0.15%
Crediting Base after Free Surrender Amount(6) . . .	$8,776.16(6a)	$8,368.03(6b)	$7,935.44(6c)
Bond Adjustment Amount(7) . . . . . . . . . . . . . . . .	$91.27(7a)	$49.37(7b)	$11.90(7c)
Accumulated Value (Segment Interim Value)
adjusted for Bond Adjustment(8) . . . . . . . . . . . .	$9,017.90(8a)	$8,904.44(8b)	$8,584.70(8c)
Free Surrender Amount(9) . . . . . . . . . . . . . . . . . .	$1,000.00	$1,000.00	$1,000.00
Amount after Free Surrender Amount(10) . . . . . . .	$8,017.90(10a)	$7,904.44(10b)	$7,584.70(10c)
Surrender Charge percentage(11) . . . . . . . . . . . . . .	8.00%(11a)	6.00%(11b)	4.00%(11c)
Surrender Charge(12) . . . . . . . . . . . . . . . . . . . . . .	$641.43(12a)	$474.27(12b)	$303.39(12c)
Rider Charge(13) . . . . . . . . . . . . . . . . . . . . . . . . .	$33.33	$33.33	$33.33
Surrender Value(14) . . . . . . . . . . . . . . . . . . . . . . .	$8,343.13(14a)	$8,396.84(14b)	$8,247.98(14c)
___________________
(1)    The Crediting Base includes prior GLWB Fee charges. See APPENDIX E — SECURE INCOME PROTECTOR (GLWB) EXAMPLES in the Prospectus for further examples of the GLWB Fee.
(2)    The Equity Adjustment is the adjustment to the Crediting Base, expressed as a percentage, based on the change in the value of the hypothetical derivative assets which are designed to replicate credits provided by a Segment Option at the end of a Segment Term. The adjustment will generally be different than the Index performance at the time of withdrawal (since Segment Start Date). For purposes of simplifying the examples, the Equity Adjustment percentage has been rounded to two decimal places.
(3)    The Equity Adjustment Amount is the Equity Adjustment percentage multiplied by the Crediting Base.
(a)    For example 7, it is negative 9.68% multiplied by $9,883.33, which equals negative $956.71.
(b)    For example 8, it is negative 6.13% multiplied by $9,433.33, which equals negative $578.26.
(c)    For example 9, it is negative 4.57% multiplied by $8,983.33, which equals negative $410.54.
(4)    The Accumulated Value (Segment Interim Value) is the Crediting Base plus or minus the Equity Adjustment Amount.
(a)    For example 7, it is $9,883.33 minus $956.71, which equals $8,926.63.
(b)    For example 8, it is $9,433.33 minus $578.26, which equals $8,855.07.
13

(c)    For example 9, it is $8,983.33 minus $410.54, which equals $8,572.80.
(5)    For purposes of simplifying the examples, the Bond Adjustment percentage has been rounded to two decimal places.
(6)    Crediting Base after Free Surrender Amount is the difference between the Accumulated Value (Segment Interim Value) and the Free Surrender Amount multiplied by the ratio of the Crediting Base over the Accumulated Value (Segment Interim Value).
(a)    For example 7, it is $8,926.63 minus $1,000 multiplied by $9,883.33 divided by $8,926.63, which equals $8,776.16.
(b)    For example 8, it is $8,855.07 minus $1,000 multiplied by $9,433.33 divided by $8,855.07, which equals $8,368.03.
(c)    For example 9, it is $8,572.80 minus $1,000 multiplied by $8,983.33 divided by $8,572.80, which equals $7,935.44.
(7)    The Bond Adjustment Amount is the Bond Adjustment percentage multiplied by the Crediting Base after Free Surrender Amount.
(a)    For example 7, it is positive 1.04% multiplied by $8,776.16, which equals positive $91.27.
(b)    For example 8, it is positive 0.59% multiplied by $8,368.03, which equals positive $49.37.
(c)    For example 9, it is positive 0.15% multiplied by $7,935.44, which equals positive $11.90.
(8)    The Accumulated Value (Segment Interim Value) adjusted for the Bond Adjustment is the Accumulated Value (Segment Interim Value) plus or minus the Bond Adjustment Amount.
(a)    For example 7, it is $8,926.63 plus $91.27, which equals $9,017.90.
(b)    For example 8, it is $8,855.07 plus $49.37, which equals $8,904.44.
(c)    For example 9, it is $8,572.80 plus $11.90, which equals $8,584.70.
(9)    The Free Surrender Amount is the Premium Payment multiplied by the allowed Free
Surrender percentage. For all three of these examples, it is $10,000.00 multiplied by 10%, which equals
$1,000.00.
(10)    Amount after Free Surrender Amount is the Accumulated Value (Segment Interim Value) adjusted for Bond Adjustment minus the Free Surrender Amount.
(a)    For example 7, it is $9,017.90 minus $1,000.00, which equals $8,017.90.
(b)    For example 8, it is $8,904.44 minus $1,000.00, which equals $7,904.44.
(c)    For example 9, it is $8,584.70 minus $1,000.00, which equals $7,584.70.
(11)    The Surrender Charge percentage is based on the current Contract Year.
(a)    For example 7, it is 8.00% because it is in the first Contract Year.
(b)    For example 8, it is 6.00% because it is in the fourth Contract Year.
(c)    For example 9, it is 4.00% because it is in the sixth Contract Year.
(12)    The Surrender Charge is the Surrender Charge percentage multiplied by the Amount after Free Surrender Amount.
(a)    For example 7, it is 8.00% multiplied by $8,017.90, which equals $641.43.
(b)    For example 8, it is 6.00% multiplied by $7,904.44, which equals $474.27.
(c)    For example 9, it is 4.00% multiplied by $7,584.70, which equals $303.39.
(13)    The Rider Charge (or GLWB Fee) is an annual charge that is deducted on a quarterly basis (i.e., four times per year, at the end of each calendar quarter). For the Surrender Value, the
14

Rider Charge is prorated for the portion of the current three-month period that has elapsed. In these examples, the quarterly charge is 2.00% (GLWB Fee) multiplied by $10,000 (Benefit Base) divided by four (4), which equals $50.00. Two months of the current three-month period has elapsed, so the prorated Rider Charge is $50.00 multiplied by two-thirds, which equals $33.33.
(14)    The Surrender Value is the Accumulated Value (Segment Interim Value) plus or minus the Bond Adjustment minus the Surrender Charge minus the Rider Charge.
(a)    For example 7, it is $8,926.63 plus $91.27 minus $641.43 minus $33.33, which equals $8,343.13.
(b)    For example 8, it is $8,855.07 plus $49.37 minus $474.27 minus $33.33, which equals $8,396.84.
(c)    For example 9, it is $8,572.80 plus $11.90 minus $303.39 minus $33.33, which equals $8,247.98.

15

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Ernst & Young LLP, serves as the independent registered public accounting firm for Principal Life Insurance Company. The audited financial statements incorporated in this Statement of Additional Information have been incorporated in reliance upon the report of Ernst & Young LLP given on the authority as an expert in accounting and auditing. The principal business address of Ernst & Young LLP is 801 Grand Avenue, Suite 3100, Des Moines, Iowa 50309.

PRINCIPAL UNDERWRITER

The principal underwriter of the Contract is Principal Securities, Inc. (“PSI”) which is a wholly owned subsidiary of Principal Financial Services, Inc. and an affiliate of the Company due to common control. The address of PSI is the Principal Financial Group, 655 9th Street, Des Moines, Iowa 50392. PSI was incorporated in Iowa in 1968 and is a securities broker-dealer registered with the Securities Exchange Commission as well as a member of the FINRA. The Contracts may also be sold through other broker-dealers authorized by PSI and applicable law to do so. Registered representatives of such broker-dealers may be paid on a different basis than described below.

Our offering of the Contract to the public is continuous and began in 2024. As the principal underwriter, PSI is paid for the distribution of the Contract. For the last three fiscal years, PSI was paid and retained the following commissions for the Contracts:

Year	Paid	Retained
2025	$45,731,275.00	$—
2024	$20,647,799	$0
2023	N/A	N/A

ADDITIONAL INFORMATION REGARDING TAXATION UNDER CERTAIN RETIREMENT PLANS

INDIVIDUAL RETIREMENT ANNUITIES

Contributions. Individuals may make contributions for individual retirement annuity (IRA) contracts. Individuals may make deductible contributions (for any year) up to the lesser of the amount shown in the chart or 100% of compensation.
Such individuals may establish a traditional IRA for a non-working spouse (if they file a joint return). The annual contribution for both spouses’ contracts cannot exceed the lesser of the amount shown in the chart or 100% of the working spouse’s compensation. No more than the individual IRA limit may be contributed to either spouse’s IRA for any year.

Traditional IRA - Maximum Annual Contribution
Year	Individual IRA	Individual IRA + Spousal IRA
2024	$7,000	$14,000
2025	$7,000	$14,000
2026	$47,500.00	$415,000.00
For succeeding years, limits are indexed for cost of Individuals age 50 or over are also permitted to make additional “catch-up” contributions. The additional contribution is $1,100 in 2026. These additional catch-up contributions can be applied for Spousal IRA purposes.
16

Contributions may be tax deductible. If an individual and his/her spouse do not participate in a qualified retirement plan, the contributions to an IRA are generally fully tax deductible regardless of income. However, if your or your spouse is an active participant in a qualified retirement plan, the ability to deduct IRA contributions depends upon his/her income level and tax filing status.
Taxation of Distributions. Distributions from IRA Contracts are taxed as ordinary income to the recipient, although special rules exist for the tax-free return of non-deductible contributions. In addition, taxable distributions received under an IRA Contract prior to age 59 ½ are subject to a 10% penalty tax in addition to regular income tax. Certain distributions may qualify for an exception to the 10% pre-age 59½ premature distribution penalty, including distributions: due to death; due to disability; if the distribution is paid as part of a series of substantially equal periodic payments (SEPPs) made for the life (or life expectancy) of the Owner or the joint lives (or joint life expectancies) of the Owner and the Owner's designated Beneficiary; to pay deductible medical expenses; for unemployed health insurance premiums; for first-time home purchases (up to $10,000); for higher education expenses; made on account of certain levies on income and payments; qualified reservist distributions; for qualified birth or adoption (up to $5,000); due to terminal illness; and for disaster relief (up to $22,000).
Required Distributions. Generally, you must commence taking required minimum distributions (“RMDs”) from an IRA Contract not later than your “Required Beginning Date.” The Required Beginning Date for your first RMD for IRAs (including SEPs and SIMPLE IRAs) is April 1st of the year following the calendar year in which you reach
• 70½ if you attained 70½ by December 31st, 2019
• 72 if you attained 72 by December 31st, 2022
• 73 if you attain age 72 on/after January 1st, 2023
• 75 if you attain age 74 after December 31st, 2032
Upon the death of the Owner the required minimum distribution options available to the beneficiary will depend upon the beneficiary’s status at the time of death.
Eligible Designated Beneficiary: An “eligible designated beneficiary” may direct that payment of his/her benefits be made or started no later than December 31 of the year following the year of Owner’s death with annual distributions of at least the required minimum distribution. An eligible designated beneficiary is any designated beneficiary who is (1) the Owner’s spouse, (2) no more than ten (10) years younger than the Owner, (3) the Owner’s minor child who has not reached majority (age 21), (4) disabled, or (5) chronically ill. If the surviving spouse is the eligible designated beneficiary on the IRA Contract, the surviving spouse may have additional distribution options. An eligible designated beneficiary who is the Owner’s minor child ceases to retain the status of eligible designated beneficiary upon reaching the age of majority. Upon reaching majority the entire remaining balance of the Contract must be distributed by December 31 of the year in which occurs the tenth anniversary of the minor attaining majority.
Non-eligible Designated Beneficiary: A non-eligible designated beneficiary must distribute the entire balance of the IRA Contract by December 31 of the year in which occurs the tenth anniversary of the Owner’s death. If the Owner had reached his or her Required Beginning Date prior to death, the beneficiary must continue taking distributions during the 10-year period at least as rapidly as under the method in effect at the date of death, and then any remaining balance must be distributed by December 31 of the year in which occurs the tenth anniversary of the Owner’s death.
No individual designated as beneficiary: If the Owner had not reached his or her Required Beginning Date prior to death and there is no designated beneficiary or Owner’s beneficiary is not an individual (for example, the beneficiary is the Owner’s estate), the entire balance of the IRA Contract must be paid by December 31 of the year in which occurs the fifth anniversary of Owner’s death. If Owner had attained his or her Required Beginning Date prior to death, and there is no designated beneficiary or Owner’s beneficiary is not an individual, distributions must continue at least as rapidly as under the method in effect at the date of death.
An IRS penalty tax of up to 25% may be imposed on the amount by which the required minimum distribution in any year exceeds the amount actually distributed in that year.
17

Tax-Free Rollovers. The Internal Revenue Code (the “Code”) permits the taxable portion of funds to be transferred in a tax-free rollover from a qualified retirement plan, tax-deferred annuity plan or governmental 457(b) plan to an IRA Contract if certain conditions are met, and if the indirect rollover of assets is completed within 60 days after the distribution from the qualified plan is received by the plan participant. A direct rollover of funds may avoid a 20% federal tax withholding generally applicable to qualified plans, tax-deferred annuity plan, or governmental 457(b) plan distributions and the 60-day rollover rules. In addition, not more frequently than once every twelve months, an individual may execute one tax-free indirect rollover from one IRA to another, subject to the 60-day limitation and other requirements. The once-per-year limitation on rollovers does not apply to direct transfers of funds between IRA custodians or trustees or to Roth IRA conversions.
SIMPLIFIED EMPLOYEE PENSION (SEP) PLANS AND SALARY REDUCTION SIMPLIFIED EMPLOYEE PENSION (SAR/SEP) PLANS

Contributions. Under Section 408(k) of the Code, employers may establish a type of IRA plan referred to as a simplified employee pension plan (SEP). Employer contributions to a SEP cannot exceed the lesser of 25% of employee compensation or $72,000 for 2026.
Employees of certain small employers may have contributions made to the salary reduction simplified employee pension plan (SAR/SEP) on their behalf on a salary reduction basis. The amount that an employee chooses to defer and contribute to the SAR/SEP is referred to as an elective deferral.
These elective deferrals are subject to the same cap as elective deferrals to IRC Section 401(k) plans, see table below. In addition to the elective deferrals, SAR/SEP may permit additional elective deferrals by individuals age 50 or over, referred to as “catch-up contributions”.
No new SAR/SEP are permitted after 1996 for any employer, but those in effect prior to 1997 may continue to operate, receive contributions, and add new employees.

Salary Reduction Simplified Employee Pension Plan (SAR/SEP)
Year	Elective Deferral	Catch-up Contribution
2025	$23,500	$7,500
2026	$24,500	$8,000

Those between the ages of 60 and 63 will be eligible for a “super” catch-up of up to $11,250 in place of the $7,500 catch-up contribution, if your plan allows.
Taxation of Distributions. Generally, distribution payments from SEPs and SAR/SEPs are subject to the same distribution rules described above for traditional IRAs.
Required Distributions. SEPs and SAR/SEPs are subject to the same minimum required distribution rules described above for traditional IRAs.
Tax-Free Rollovers. Generally, rollovers and direct transfers may be made to and from SEPs and SAR/SEPs in the same manner as described above for traditional IRAs, subject to the same conditions and limitations.
SAVINGS INCENTIVE MATCH PLANS FOR EMPLOYEES (SIMPLE IRA)
Contributions. Under Section 408(p) of the Code, employers may establish a type of IRA plan known as a SIMPLE IRA. Employees may have contributions made to the SIMPLE IRA on a salary reduction basis. The amount that an employee chooses to defer and contribute to the SIMPLE IRA is referred to as an elective deferral.
These elective deferrals cannot exceed the amounts shown in the chart below.
In addition to the elective deferrals, SIMPLE IRA may permit additional elective deferrals by individuals age 50 or over, referred to as “catch-up contributions” in an amount equal to $3,500 for 2025 and 2026. Those between the ages of 60 and 63 will be eligible for a “super” catch-up of up to $5,250 in place of the $3,500 catch-up contribution, if your plan allows.

Elective contribution amounts made under the salary reduction portions (i.e., those subject to the $16,500 limit in 2025) of a SIMPLE IRA plan are counted in the overall limit on elective deferrals by any individual. For example, if in 2025, an individual under age 50 defers the maximum of $16,500 to a SIMPLE IRA of one employer and also
18

participates in a 401(k) plan of another employer, they would be limited to an elective deferral of $7,000 ($23,500 - $16,500) to the 401(k) plan for 2025.

The employer generally must match either 100% of the employee’s elective deferral, up to 3% of the employee’s compensation (subject to certain exceptions) or fixed nonelective contributions of 2% of compensation of all eligible employees.

Savings Incentive Match Plan for Employees (SIMPLE IRA)
Year	Elective Deferral	Catch-up Contribution	401(k) Elective Deferral
2025	$16,500	$3,500	$23,500.00
2026	$17,000	$4,000	$24,500
Taxation of Distributions. Generally, distribution payments from SIMPLE IRAs are subject to the same distribution rules described above for traditional IRAs, except that distributions made within two years of the date of an employee’s first participation in a SIMPLE IRA of an employer are subject to a 25% penalty tax instead of the 10% penalty tax discussed previously.
Required Distributions. SIMPLE IRAs are subject to the same minimum required distribution rules described above for traditional IRAs.
Tax-Free Rollovers. Direct transfers may be made among SIMPLE IRAs in the same manner as described above for IRAs, subject to the same conditions and limitations. Rollovers from SIMPLE IRAs to other types of IRAs and certain qualified plans are permitted after two years have elapsed from the date of an employee’s first participation in a SIMPLE IRA of the employer. Rollovers to SIMPLE IRAs from other plans are permitted after two years of participation in the SIMPLE IRA.
ROTH INDIVIDUAL RETIREMENT ANNUITIES (ROTH IRA)
Contribution. Under Section 408A of the Code, individuals may contribute to a Roth IRA on his/her own behalf up to the lesser of maximum annual contribution limit as shown in the chart or 100% of compensation. In addition, the contribution must be reduced by the amount of any contributions made to other IRAs for the benefit of the same individual.

Roth IRA - Maximum Annual Contribution
Year	Individual Roth IRA	Catch-up Contribution
2024	$7,000	$1,000
2025	$7,000	$1,000
2026	$7,500.00	$1,100.00
Individuals age 50 or over are also permitted to make additional “catch-up” contributions. The additional contribution is $1,000 for 2025 and $1,100 for 2026.

For succeeding years, individual Roth IRA contributions and catch-up contribution limits are indexed for cost-of-living.

For 2025, modified adjusted gross income must be under $150,000 for single filers or under $236,000 for joint filers to make the full Roth IRA contribution of $7,000 ($8,000 if you are 50 or over). The maximum contribution is phased out for single taxpayers with adjusted gross income of $150,000 or more and for joint filers with adjusted gross income of $230,000 or more.

For 2026, modified adjusted gross income must be under $153,000 for single filers or under $242,000 for joint filers to make the full Roth IRA contribution of $7,500 ($8,600 if you are 50 or over). The maximum contribution is phased out for single taxpayers with adjusted gross income of $153,000 or more and for joint filers with adjusted gross income of $242,000 or more.

A person whose filing status is “married, filing separately” may not make a full Roth IRA contribution, unless the couple is separated and have been living apart for the entire year. Only a partial contribution is allowed if your Modified Adjusted Gross Income is less than $10,000.
19

Those entitled to only a partial contribution should check with a tax advisor to determine the allowable contribution amount.

Taxation of Distribution. Qualified distributions are received income-tax free by the Roth IRA owner, or beneficiary in case of the Roth IRA owner’s death. A qualified distribution is any distribution made after five years if the IRA owner is over age 59½, dies, becomes disabled, or uses the funds for first-time home purchase at the time of distribution. The five-year period for owner contributions begins January 1 of the year the first contribution is made to any Roth IRA. The five-year period for converted amounts begins from January 1 of the year of the conversion for the purposes of the 10% penalty tax.
Required Distributions. Roth IRAs are not subject to lifetime minimum required distributions. Roth IRAs are subject to the same post-death minimum required distribution rules described above for IRAs.

FINANCIAL STATEMENTS

The financial statements for Principal Life Insurance Company are incorporated by reference to the submission form type N-VPFS filed by Principal Life Insurance Company with the Securities and Exchange Commission on April 29, 2026.

20

PART C

OTHER INFORMATION

Item 27. Exhibits
(a)Board of Director Resolutions - N/A
(b)     Custodian Agreements - N/A
(c)     Underwriting Contracts
(1) Underwriting Agreement(3)
(2) Broker Dealer Marketing and Servicing Agreement for Annuity Contracts(3)
(d)     Contracts
(1) Form of Contract(4)
(2) Form of Contract 2025(6)
(3) GLWB Rider(4)
(4) Contract Data Page(4)
(5) Buffer Segment Endorsement(4)
(6) Fixed Segment Endorsement(4)
(7) Floor Segment Endorsement(4)
(8) Peak Buffer Segment Endorsement(4)
(9) Waiver of Bond Adjustment Endorsement(4)
(10) Segment Lock-In Rider(4)
(11) Traditional IRA Endorsement(6)
(12) Roth IRA Endorsement(6)
(13) SIMPLE IRA Endorsement(6)
(e)     Applications
(1) Form of Application(4)
(f)     Insurance Company’s Certificate of Incorporation and By-laws
(1) Articles of Incorporation(2)
(2) Bylaws(2)
(g)     Reinsurance Contracts - N/A
(h)     Participation Agreements - N/A
(i)     Administrative Contracts - N/A
(j)     Other Material Contracts - N/A
(k)     Legal Opinion and Consent(5)
(l)     Other Opinions
(1) Consents of Ernst & Young LLP(1)
(m)     Omitted Financial Statements - N/A
(n)     Initial Capital Agreements - N/A
(o)     Form of Initial Summary Prospectus(7)

(p)     Powers of Attorney(6)
(q)     Letter Regarding Change in Certifying Accountant - N/A
(r)     Historical Current Limits on Index Gains(1)

(1) Filed herewith
(2) Incorporated herein by reference to Initial Filing of N-4 Registration Statement (File No. 333-275615) filed on November 17, 2023.
(3) Incorporated herein by reference to Pre-Effective Amendment #4 to S-1 Registration Statement (File No. 333-267959) filed on April 25, 2023.
(4) Incorporated herein by reference to Pre-Effective Amendment #1 to N-4 Registration Statement (File No. 333-275615) filed on May 6, 2024.
(5) Incorporated herein by reference to Initial Filing of S-1 Registration Statement (File No. 333-282080) filed on September 13, 2024.
(6) Incorporated herein by reference to Post-Effective Amendment #6 to the N-4 Registration Statement (File No. 333-282080) filed on April 30, 2025.
(7) Incorporated herein by reference to Post-Effective Amendment #7 to the N-4 Registration Statement (File No. 333-282080) filed on February 18, 2026.

Item 28. Directors and Officers of the Insurance Company

Principal Life Insurance Company is managed by a Board of Directors which is elected by its Contract owners. The directors and executive officers of the Company, their positions with the Company, including Board Committee memberships, and their principal business address, are as follows:

DIRECTORS:

Name and Principal Business Address	Positions and Offices
JONATHAN S. AUERBACH 711 High Street Des Moines, IA 50392	Director Member, Finance and Human Resources Committees
MARY E. BEAMS 711 High Street Des Moines, IA 50392	Director Member, Audit and Finance Committees
JOCELYN CARTER-MILLER 711 High Street Des Moines, IA 50392	Director Chair, Human Resources Committee Member, Executive, Nominating and Governance Committee
ROGER C. HOCHSCHILD 711 High Street Des Moines, IA 50392	Director Chair, Nominating and Governance Committee Member, Human Resources Committee
SCOTT M. MILLS 711 High Street Des Moines, IA 50392	Director Member, Audit, Executive and Nominating and Governance Committees
H. ELIZABETH MITCHELL 711 High Street Des Moines, IA 50392	Director Member, Audit and Nominating and Governance Committees
CLAUDIO MURUZABAL 711 High Street Des Moines, IA 50392	Director Member, Human Resources and Nominating and Governance Committees
DIANE C. NORDIN 711 High Street Des Moines, IA 50392	Director Chair, Audit Committee Member, Finance Committee
BLAIR C. PICKERELL 711 High Street Des Moines, IA 50392	Director Member, Finance and Human Resources Committees
CLARE S. RICHER 711 High Street Des Moines, IA 50392	Director Chair, Finance Committee Member, Human Resources and Executive Committees
ALFREDO RIVERA 711 High Street Des Moines, IA 5039210903	Director Member, Audit and Finance Committees
DEANNA D. STRABLE-SOETHOUT 711 High Street Des Moines, IA 50392	Director Chair of the Board, Executive Committee Principal Life: Chair, President and Chief Executive Officer

EXECUTIVE OFFICERS (OTHER THAN DIRECTORS):

Name and Principal Business Address	Positions and Offices
CHRISTOPHER AGBE DAVIES (1)	Vice President, Associate General Counsel, & Interim Corporate Secretary
VIVEK AGRAWAL(1)	Executive Vice President and Chief Growth Officer
KAMAL BHATIA(1)	President and Chief Executive Officer - Principal Asset Management
J. SCOTT BOYD(1)	Senior Vice President - Retirement Distribution
WEE YEE (THOMAS) CHEONG(3)	President, Asia Pacific & Middle East
LISA M. COULSON(1)	Senior Vice President and Chief Human Resources Officer
GEORGE DJURASOVIC (1)	Interim General Counsel
NOREEN M. FIERRO(1)	Senior Vice President and Enterprise Chief Ethics and Compliance Officer
AMY C. FRIEDRICH(1)	President - Benefits and Protection
TERESA M. HASSARA(1)	Senior Vice President - WSRS
TIMOTHY A. HILL(1)	Senior Executive Managing Director - US & Europe Client Group, Principal Asset Management
KARA M. HOOGENSEN(1)	Senior Vice President, Benefits and Protection - Head of Workplace Benefits
KATHLEEN B. KAY(1)	Executive Vice President and Chief Information Officer & PGS
CHRISTOPHER J. LITTLEFIELD(1)	President - Retirement and Income Solutions
KENNETH A. MCCULLUM(1)	Executive Vice President - Chief Risk Officer and General Account
CHRISTOPHER D. PAYNE(1)	Senior Vice President, Government Relations
JOEL M. PITZ(1)	Executive Vice President and Chief Financial Officer
SRINIVAS D. REDDY(1)	Senior Vice President - Retirement and Income Solutions
NATHAN P. SCHELHAAS(1)	Senior Vice President, Benefits and Protection - Head of Business Owner Segment
ELLEN W. SHUMWAY(1)	Senior Executive Managing Director - Global Head of Product & Marketing, Principal Asset Management
PABLO SPRENGER(2)	Executive Vice President, Principal Latin America
BETHANY A. WOOD(1)	Executive Vice President and Chief Marketing Officer

(1) 711 High Street
Des Moines, IA 50392

(2) Av Apoquindo 3600
Piso 10
Santiago, Chile

(3) 29/F, Sun Hung Kai Centre
30 Harbour Road
Hong Kong SAR China

Item 29. Persons Controlled by or Under Common Control with the Insurance Company

Principal Life Insurance Company is wholly-owned by Principal Financial Services, Inc. Principal Financial Services, Inc. (an Iowa corporation) is an intermediate holding company organized pursuant to Section 512A.14 of the Iowa Code. In turn, Principal Financial Services, Inc. is a wholly-owned subsidiary of Principal Financial Group, Inc., a publicly traded company that files consolidated financial statements with the SEC. A list of persons directly or indirectly controlled by or under common control with Principal Life Insurance Company as of December 31, 2025 appears below:

Principal Life Insurance Company - Organizational Structure
(December 31, 2025)

	Organized in	% Owned
PRINCIPAL FINANCIAL GROUP, INC.	Delaware	Publicly Held
→ Principal Financial Services, Inc.*#	Iowa	100
→ CCB Pension Management, Co. Ltd.	China	17.64
→ PFG DO Brasil LTDA*#	Brazil	100
→ Brasilprev Seguros E Previdencia S.A.*	Brazil	50
→ Principal Global Investors Participacoes, LTDA*#	Brazil	100
→ Claritas Investments LTD*#	Cayman Islands	100
→ Claritas Administracao de Recursos LTDA*#	Brazil	100
→ PFG Do Brasil 2 Participacoes LTDA*#	Brazil	100
→ Ciclic Corretora de Seguros S.A.*#	Brazil	50.01
→ Principal International, LLC.*#	Iowa	100
→ Principal International (Asia) Limited*#	Hong Kong	100
→ Principal Asia Pacific Investment Consulting (Beijing) Limited*#	China	100
→ Principal International (South Asia) SDN, BHD*#	Malaysia	100
→ Principal Nominee Company (Hong Kong) Limited*#	Hong Kong	100
→ Principal Asset Management Company (Asia) Limited*#	Hong Kong	100
→ Principal Trust Company (Hong Kong) Limited*	Hong Kong	100
→ Principal Insurance Company (Hong Kong) Limited*#	Hong Kong	100
→ Principal Asset Management Berhad*	Malaysia	60
→ CIMB Wealth Advisors Berhad*	Malaysia	100
→ PT Principal Asset Management	Indonesia	100
→ Principal Asset Management (S) PTE LTD*#	Singapore	100
→ Principal Asset Management Company Limited*	Thailand	100
→ PT Principal International Indonesia*	Indonesia	100
→ Principal Trust Company (Asia) Limited*#	Hong Kong	100
→ Principal Investment & Retirement Services Limited*#	Hong Kong	100
→ Principal Consulting (India) Private Limited*#	India	100
→ Principal Bermuda Holding, LLC	Delaware	100
→ Principal Financial Services (Bermuda) Ltd.	Bermuda	100
→ Principal Global Investors Holding Company, LLC*#	Delaware	100
→ Principal Global Financial Services (Europe) II LTD*#	United Kingdom	100
→ Principal Global Investors (Europe) Limited*	Wales/United Kingdom	100
→ Principal Global Investors (Switzerland) GMBH*	Switzerland	100
→ Principal Global Investors (Ireland) Limited*#	Ireland	100
→ PGI Origin Holding Company LTD*#<	Wales/United Kingdom	100
→ Origin Asset Management LLP*#<	Wales/United Kingdom	94.14
→ Principal Corporate Secretarial Services Limited	Wales/United Kingdom	100
→ Principal Real Estate Europe Limited	Wales/United Kingdom	100
→ Principal Real Estate Limited	Wales/United Kingdom	100
→ Principal Real Estate B.V.	Netherlands	100
→ Principal Real Estate GmbH	Germany	100
→ PD Frankfurt GmbH mbH	Germany	94.9
→ Principal Real Estate S.á.r.l.	Luxembourg	100
→ Principal Real Estate SAS	France	100
→ Principal Real Estate S.L.U.	Spain	100
→ Principal Real Estate Spezialfondsgesellschaft mbH	Germany	94.9
→ Principal Global Investors (Singapore) Limited*#	Singapore	100
→ Principal Real Asset Investments Private Fund Management (Beijing) Co., Ltd.	China	50
→ Principal Private Fund Management (Shanghai) Co., Ltd.	China	100
→ Principal Global Investors (Hong Kong) Limited*#	Hong Kong	100
→ Principal Global Investors Holding Company (US), LLC*#	Delaware	100
→ Spectrum Asset Management, Inc.*#<	Connecticut	100
→ SAMI Brokerage LLC	Connecticut	100

→ Post Advisory Group, LLC*#<	Delaware	74.64
→ Principal Commercial Funding, LLC*#<	Delaware	100
→ Principal Global Investors, LLC*#<	Delaware	100
→ Principal Real Estate Investors, LLC*#	Delaware	100
→ Principal Global Investors Trust Company*#	Oregon	100
→ Principal Shareholder Services, Inc.*#	Washington	100
→ Principal Funds Distributor, Inc.*#	Washington	100
→ Principal Islamic Asset Management SDN. BHD*#	Malaysia	60
→ Principal Financial Group (Mauritius) LTD*#	Mauritius	100
→ Principal Life Insurance Company+#	Iowa	100
→ Principal Reinsurance Company of Delaware*#<	Delaware	100
→ Principal Reinsurance Company of Delaware II*#<	Delaware	100
→ Principal Real Estate Holding Company, LLC*#<	Delaware	100
→ GAVI PREHC HC, LLC*#<	Delaware	100
→ Principal Development Investors, LLC*#<	Delaware	100
→ Principal Real Estate Fund Investors, LLC*#<	Delaware	100
→ Principal Holding Company, LLC*#<	Iowa	100
→ Petula Associates, LLC*<	Iowa	100
→ Principal Real Estate Portfolio, Inc.*#<	Delaware	100
→ GAVI PREPI HC, LLC*#<	Delaware	100
→ Petula Prolix Development Company, LLC*#<	Iowa	100
→ Principal Commercial Acceptance, LLC*#<	Delaware	100
→ Principal Generation Plant, LLC*#<	Delaware	100
→ Principal Bank*#<	Iowa	100
→ Principal Advised Services, LLC	Delaware	100
→ Principal Workplace Ventures, LLC	Delaware	100
→ Equity FC, LTD*#<	Iowa	100
→ Principal Dental Services, Inc.*#<	Arizona	100
→ Employers Dental Services, Inc.*#<	Arizona	100
→ First Dental Health*#<	California	100
→ Delaware Charter Guarantee & Trust Company*#<	Delaware	100
→ Preferred Product Network, Inc.*#<	Delaware	100
→ Principal Reinsurance Company of Vermont*#	Vermont	100
→ Principal Reinsurance Company of Vermont II*#<	Vermont	100
→ Principal International Holding Company, LLC*#	Delaware	100
→ Principal Global Services Private Limited*#	India	100
→ Principal Global Services (Philippines) LLC	Philippines	100
→ CCB Principal Asset Management Company, LTD*	China	25
→ Principal Financial Services I (US), LLC*#	Delaware	100
→ Principal Financial Services II (US), LLC*#	Delaware	100
→ Principal Financial Services I (UK) LLP *#	Wales/United Kingdom	100
→ Principal Financial Services V (UK) LTD.*#	United Kingdom	100
→ Principal Financial Services II (UK) LTD.*#	Wales/United Kingdom	100
→ Principal Financial Services III (UK) LTD.*#	Wales/United Kingdom	100
→ Principal Financial Services Asia (UK) LTD*#	United Kingdom	100
→ Principal Global Investors Asia (UK) Ltd	United Kingdom	100
→ Principal Global Investors (Australia) Service Company Pty Limited*#	Australia	100
→ Principal Investor Management (DIFC) Limited	UAE	100
→ Principal Global Investors (Australia) Limited*#	Australia	100
→ Principal Global Investors (Japan) Limited*#	Japan	100
→ Principal Financial Services VI (UK) LTD*#	United Kingdom	100
→ Principal Global Financial Services (Europe) LTD*#	United Kingdom	100
→ Principal Financial Services Latin America LTD.*#	Wales/United Kingdom	100
→ Principal International Latin America LTD.*#	United Kingdom	100
→ Principal International Mexico, LLC*#	Delaware	100
→ Principal Mexico Servicios, S.A. de C.V.*#	Mexico	100
→ Principal Innovación, S.A. de C.V.	Mexico	100

→ Principal Financial Group, S.A. de C. V. Grupo Financiero*#	Mexico	100
→ Principal Afore, S. A. de C.V., Principal Grupo Financiero*#	Mexico	100
→ Principal Fondos de Inversión S.A. de C.V., Operadora de Fondos de Inversion, Principal Grupo Financiero*#	Mexico	100
→ Principal Seguros, S.A. de C.V., Principal Grupo Financiero*#	Mexico	100
→ Principal International South America I LTD.*#	Wales/United Kingdom	100
→ Principal International South America II LTD.*#	Wales/United Kingdom	100
→ Principal International South America II LTD., Agencia En Chile*#	Chile/United Kingdom	100
→ Principal International de Chile, S.A.*#	Chile	100
→ Principal Compania de Seguros de Vida Chile S.A.*#	Chile	100
→ Principal Administradora General de Fondos S.A.*#	Chile	100
→ Principal Ahorro e Inversiones S.A.*#	Chile	100
→ Principal Servicios Corporativos Chile LTDA*#	Chile	100
→ Principal Servicios de Administración S.A.*#	Chile	100
→ Principal Holding Company Chile S.A.*#	Chile	100
→ Principal Chile Limitada*#	Chile	100
→ Administradora de Fondos de Pensiones Cuprum S.A.*#	Chile	97
→ Inversiones Cuprum Internacional S.A.*#	Chile	100
→ Principal National Life Insurance Company+#	Iowa	100
→ Principal Securities, Inc.	Iowa	100
→ Diversified Dental Services, Inc.*#	Nevada	100
→ Principal Innovations, Inc.	Delaware	100
→ Business Owner Ecosystem, Inc.	Delaware	100
→ Principal Workforce, LLC	Delaware	100
→ Principal Financial Services (Asia) Pte Ltd	Singapore	100

+ Consolidated financial statements are filed with the SEC.
* Not required to file financial statements with the SEC.
# Included in the consolidated financial statements of Principal Financial Group, Inc. filed with the SEC.
= Separate Financial statements are filed with SEC.
< Included in the financial statements of Principal Life Insurance Company filed with the SEC.

Item 30. Indemnification

Sections 490.851 through 490.859 of the Iowa Business Corporation Act permit corporations to indemnify directors and officers where (A) all of the following apply: the director or officer (i) acted in good faith; (ii) reasonably believed that (a) in the case of conduct in the individual's official capacity, that the individual's conduct was in the best interests of the corporation or (b) in all other cases, that the individual's conduct was at least not opposed to the best interests of the corporation; and (iii) in the case of any criminal proceeding, the individual had no reasonable cause to believe the individual's conduct was unlawful; and (B) the individual engaged in conduct for which broader indemnification has been made permissible or obligatory under a provision of the corporation's articles of incorporation.
Unless ordered by a court pursuant to the Iowa Business Corporation Act, a corporation shall not indemnify a director or officer in either of the following circumstances: (A) in connection with a proceeding by or in the right of the corporation, except for reasonable expenses incurred in connection with the proceeding if it is determined that the director has met the relevant standard of conduct (above) or (B) in connection with any proceeding with respect to conduct for which the director was adjudged liable on the basis that the director receive a financial benefit to which he or she was not entitled, whether or not involving action in the director's official capacity.
Principal Life Insurance Company's By-Laws provide that it shall indemnify directors and officers against damages, awards, settlements and costs reasonably incurred or imposed in connection with any suit or proceeding to which such person is or may be made a party by reason of being a director or officer of the Company. Such rights of indemnification are in addition to any rights to indemnity to which the person may be entitled under Iowa law and are subject to any limitations imposed by the Board of Directors. The Board has provided that certain procedures must be followed for indemnification of officers, and that there is no indemnity of officers when there is a final adjudication of liability based upon acts which constitute gross negligence or willful misconduct.
Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable.In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 31. Principal Underwriters

(a)    Other Activity

Principal Securities, Inc. acts as principal underwriter for variable annuity contracts issued by Principal Life Insurance Company Separate Account B, a registered unit investment trust, and for variable life insurance contracts issued by Principal Life Insurance Company Variable Life Separate Account and Principal National Life Insurance Company Variable Life Separate Account, registered unit investment trusts. Principal Securities, Inc. also acts as principal underwriter for Principal Strategic Outcomes, an index-linked annuity contract, and Principal Strategic Income, an index-linked annuity contract, issued by Principal Life Insurance Company.

(b)    Management

(1) Name and Principal Business Address	(2) Positions and Offices with Principal Underwriter

Christopher Agbe-Davies	Vice President, Associate General Counsel and Assistant Secretary
Principal Financial Group(1)

Vivek Agrawal	Director
Principal Financial Group (1)

Chad Claire	Chief Information Officer
Principal Financial Group(1)

Tom Drogan	Chief Compliance Officer
Principal Financial Group(1)

Amy C. Friedrich	Director
Principal Financial Group(1)

William Froehlich	Vice President, Operations
Principal Financial Group(1)

Sarah Juteau	Counsel
Principal Financial Group(1)

Cody Lawler	Vice President, Head of Operations and Head of Supervision
Principal Financial Group(1)

Kenneth A. McCullum	Director
Principal Financial Group(1)

Michael F. Murray	Chairman, President and Chief Executive Officer
Principal Financial Group(1)

Doug Rants	Chief Information Security Officer
Principal Financial Group(1)

Dawn Roberts	Chief Financial Officer
Principal Financial Group(1)

Nathan P. Schelhaas	Director
Principal Financial Group(1)

Craig Spadafora	Senior Vice President
Principal Financial Group(1)

Dan VanWinkle	AML Officer
Principal Financial Group(1)

Dan L. Westholm	Assistant Vice President - Treasury
Principal Financial Group(1)

(1) 655 9th Street
Des Moines, IA 50309

(c)    Compensation from the Registrant

For the fiscal year ended December 31, 2025:
(1) Name of Principal Underwriter	(2) Net Underwriting Discounts & Commissions	(3) Compensation on Events Occasioning the Deduction of a Deferred Sales Load	(4) Brokerage Commissions	(5) Compensation
Principal Securities, Inc. (formerly Princor Financial Services Corporation)	$45,726,380	0	0	0

Item 31A. Information About Contracts with Index-Linked Options and Fixed Options Subject to a Contract Adjustment

(a)As of December 31, 2025:

Name of the Contract	Number of Contracts outstanding	Total value attributable to the Index- Linked Options	Number of Contracts sold during the prior calendar year	Gross premiums received during the prior calendar year	Amount of Contract value redeemed during the prior calendar year	Combination Contract (Yes/No)
Principal Strategic Income		$		$	$	No*
* The Contract was initially registered as a combination registered index-linked and variable annuity. The sole variable option, which served as a contingent default option in the event that the first default option was not available for investment after maturity of a Segment Option, was removed from the Contract as of May 1, 2025. No investor assets were ever in the variable option.

(b)See Exhibit 27(r)

Item 32. Location of Accounts and Records

N/A

Item 33. Management Services

N/A

Item 34. Fee Representation and Undertakings

With regard to the offering of the Index-Linked Segment Options under this registration statement, Principal Life Insurance Company undertakes:

1. To file, during any period in which offers or sales are being made, a post-effective amendment to the registration statement to include any prospectus required by section 10(a)(3) of the Securities Act; and

2. That, for the purpose of determining any liability under the Securities Act, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, Principal Life Insurance Company certifies that it means all of the requirements for effectiveness of this registration statement under rule 485(b) under the Securities Act and has duly caused this registration statement to be signed on its behalf by the undersigned, duly authorized, in the City of Des Moines, and State of Iowa, on the 29th day of April 2026.

PRINCIPAL LIFE INSURANCE COMPANY
(Registrant)

By :	/s/ D. D. Strable-Soethout
D. D. Strable-Soethout
Director, Chair of the Board Executive Committee Principal Life, President and Chief Executive Officer

Pursuant to the requirements of the Securities Act, this registration statement has been signed by the following persons in the capacities and on the date indicated.

Signature	Title	Date

/s/ D. D. Strable-Soethout	Director, Chair of the Board, Executive	April 29, 2026
D. D. Strable-Soethout	Committee Principal Life, President and Chief Executive Officer

/s/ K. L. Wilhelm	Vice President and Controller	April 29, 2026
K. L. Wilhelm	(Principal Accounting Officer)

/s/ J. M. Pitz	Executive Vice President and Chief Financial Officer	April 29, 2026
J. M. Pitz	(Principal Financial Officer)

/s/ J. S. Auerbach*	Director	April 29, 2026
J. S. Auerbach

/s/ M. E. Beams*	Director	April 29, 2026
M. E. Beams

/s/ J. Carter-Miller*	Director	April 29, 2026
J. Carter-Miller

/s/ R. C. Hochschild*	Director	April 29, 2026
R. C. Hochschild

/s/ S. M. Mills*	Director	April 29, 2026
S. M. Mills

/s/ H. E. Mitchell*	Director	April 29, 2026
H. E. Mitchell

/s/ C. Muruzabal*	Director	April 29, 2026
C. Muruzabal

/s/ D. C. Nordin*	Director	April 29, 2026

D. C. Nordin

/s/ B. C. Pickerell*	Director	April 29, 2026
B. C. Pickerell

/s/ C. S. Richer*	Director	April 29, 2026
C. S. Richer

/s/ A. Rivera*	Director	April 29, 2026
A. Rivera

*By	/s/ D. D. Strable-Soethout
D. D. Strable-Soethout
Director, Chair of the Board, President and Chief Executive Officer
Attorney-in-fact pursuant to Powers of Attorney filed previously